    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2013

                                                 FILE NOS. 333-67904; 811-05343

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                                      [_]
                          POST-EFFECTIVE AMENDMENT NO. 19                                  [X]

                             AND/OR

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 296                                                  [X]
                 (CHECK APPROPRIATE BOX OR BOXES)


                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                          (EXACT NAME OF REGISTRANT)

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                    6610 WEST BROAD STREET RICHMOND, VIRGINIA 23230
                                    (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                                (804) 281-6000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            MICHAEL D. PAPPAS, ESQ.
                           ASSOCIATE GENERAL COUNSEL
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

          -------------------------------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Upon the effective date of this Post-Effective Amendment to this Registration Statement

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2013 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Scheduled Purchase Payment Variable Deferred Annuity Contracts

================================================================================

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                                PROSPECTUS FOR
        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS
                                $1,000,000,000

                                  ISSUED BY:
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

--------------------------------------------------------------------------------

Genworth Life and Annuity Insurance Company discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in this prospectus.


This prospectus, dated May 1, 2013, describes scheduled purchase payment variable deferred annuity contracts (the "contracts") for individuals or groups and certain qualified and non-qualified retirement plans. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract.


This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 1 (the "Variable Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

The contract offers you the payment of periodic annuity benefits and the accumulation of Contract Value. If you satisfy certain conditions, you will receive lifetime Income Payments of a guaranteed minimum amount and the potential to receive more than the guaranteed minimum amount.

The contract requires you to make monthly payments in predetermined amounts to be eligible to receive guaranteed minimum payments at the time you annuitize the contract. We must receive these payments by a set date ("due date") each month. If we receive your payment on the due date, we will allocate your payment to a Subaccount that invests in shares of the GE Investments Funds, Inc. -- Total Return Fund (the "Total Return Fund"). All shares of the Total Return Fund outstanding on May 1, 2006 were re-designated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. The Subaccount will invest in Class 3 shares, for contracts issued on or after May 1, 2006. If we receive your payment before its due date, we will allocate it to our Guarantee Account, which is part of our General Account, until the due date. On the due date, we will transfer that payment to the Subaccount. If we receive your payment more than 30 days after its due date, you must pay interest on that payment. The interest must be paid within one year of the transfer due date in order to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

We anticipate that you will make your monthly payments by submitting payments to us on a monthly basis. However, we will allow you to supplement or prepay some, or all, of your monthly payments by making a lump sum payment of at least a certain amount. If the lump sum amount is greater than six monthly payments, we will allocate that lump sum amount to a non-unitized separate account that we have established to hold the supplemental or prepayments you make. Amounts in the non-unitized separate account will earn a predetermined rate of interest. Depending upon your instructions and the amount of the lump sum payment received, we will use such lump sum payment to either lower the amount of some or all of your remaining monthly payments or to pay the entire amount of some or all of your remaining monthly payments. If you do not provide instructions when you make a lump sum payment, we will allocate that payment to our Guarantee Account until we receive your instructions.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. Amounts you surrender or partially withdraw may be subject to a surrender or access charge; amounts you surrender or partially withdraw from the non-unitized separate account may also be subject to a Market Value Adjustment. You must repay any amount you receive from the Subaccount, PLUS interest, within one year of the partial withdrawal to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

The value of your contract before your Income Payments begin, and the amount of your Income Payments (if you lose your right to receive Guaranteed Minimum Income Payments), will depend upon the investment performance of the Total Return Fund. You bear the risk of investment loss.

YOU SHOULD NOT PURCHASE THIS CONTRACT UNLESS YOU BELIEVE YOU CAN MAKE ALL REQUIRED PAYMENTS AND YOU INTEND TO TAKE YOUR ANNUITY BENEFITS IN THE FORM OF MONTHLY INCOME PAYMENTS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

Your investment in the contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any government agency

  .  Is NOT available in every state

  .  MAY go down in value


A Statement of Additional Information, dated May 1, 2013, which contains additional information about the contract, has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus.


For general information or to obtain free copies of the:

  .  Statement of Additional Information;

  .  annual report for the Variable Account;

  .  prospectus, annual report or semi-annual report for the Total Return Fund;
     or

  .  any required forms,

                          call us at 800.352.9910; or

                                 write us at:

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

Material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

TABLE OF CONTENTS

DEFINITIONS..................................................................  5

FEE TABLES...................................................................  7
   Examples.................................................................. 10

CONDENSED FINANCIAL INFORMATION.............................................. 10

SYNOPSIS AND RISK FACTORS.................................................... 11

INVESTMENT RESULTS........................................................... 16

THE COMPANY.................................................................. 16
   Financial Condition of the Company........................................ 16

THE VARIABLE ACCOUNT......................................................... 17
   The Subaccount and the Total Return Fund.................................. 18
   Voting Rights............................................................. 19
   Changes to the Variable Account and the Subaccount........................ 20
   The Subaccount -- Policies and Procedures................................. 20

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT.................. 20
   The Guarantee Account..................................................... 20
   The Immediate Installment Account......................................... 21

THE CONTRACT................................................................. 22
   Ownership................................................................. 22
   Annuitant/Joint Annuitant................................................. 22
   Assignment................................................................ 23
   Guaranteed Minimum Income Payments........................................ 23
   Purchase Payments......................................................... 23
   Grace Period.............................................................. 26
   Reinstatement............................................................. 26
   Scheduled Purchase Payments............................................... 26
   Flexible Purchase Payments and Immediate Installments..................... 26
   Allocation of Purchase Payments........................................... 27
   Optional Riders........................................................... 28
   Valuation Day and Valuation Period........................................ 30
   Valuation of Accumulation Units........................................... 30

SURRENDER AND PARTIAL WITHDRAWALS............................................ 30

CHARGES AND OTHER DEDUCTIONS................................................. 32
   Surrender Charges, Access Charges and Market Value Adjustments............ 33
   Deductions from the Variable Account...................................... 37
   Deductions for Taxes...................................................... 38
   Purchase Payments for the Optional Riders................................. 38
   Other Charges and Deductions.............................................. 38

THE DEATH BENEFIT............................................................ 38
   Death Benefit Upon Death of an Owner Before the Annuity Commencement Date. 38
   Death Benefit Amount...................................................... 38
   Required Distributions.................................................... 39
   Distribution Rules........................................................ 39
   Death Benefit After the Annuity Commencement Date......................... 40


BENEFITS AT ANNUITY COMMENCEMENT DATE........................................  40
   Guaranteed Minimum Income Payments........................................  41

OPTIONAL PAYMENT PLANS.......................................................  42

FEDERAL INCOME TAX MATTERS...................................................  44
   Introduction..............................................................  44
   Taxation of Non-Qualified Contracts.......................................  44
   Qualified Retirement Plans................................................  47
   Federal Income Tax Withholding............................................  51
   State Income Tax Withholding..............................................  51
   Tax Status of the Company.................................................  51
   Federal Estate, Gift and Generation-Skipping Transfer Taxes...............  51
   Federal Defense of Marriage Act...........................................  51
   Annuity Purchases by Residents of Puerto Rico.............................  52
   Annuity Purchases by Nonresident Aliens and Foreign Corporations..........  52
   Foreign Tax Credits.......................................................  52
   Changes in the Law........................................................  52

REQUESTING PAYMENTS..........................................................  52

SALES OF THE CONTRACTS.......................................................  53

LEGAL PROCEEDINGS............................................................  54

ADDITIONAL INFORMATION.......................................................  55
   Owner Questions...........................................................  55
   Return Privilege..........................................................  55
   State Regulation..........................................................  55
   Evidence of Death, Age, Gender or Survival................................  55
   Records and Reports.......................................................  55
   Legal Matters.............................................................  56
   Exemption to File Periodic Reports........................................  56
   Where You Can Find More Information.......................................  56

APPENDIX -- ANNUITY CROSS FUNDING PROGRAM.................................... A-1

DEFINITIONS

The following defined terms are used throughout this prospectus:

ACCUMULATION PERIOD -- The period from the date your contract is issued until the date Income Payments begin.

ACCUMULATION UNIT -- An accounting unit of measure we use to calculate the value of the Subaccount until the date Income Payments begin.

ADJUSTMENT ACCOUNT -- An account that we establish for each contract to keep track of the cumulative amount, if any, by which the Calculated Level Monthly Benefits fall short of the Guaranteed Minimum Income Payments.

ANNUAL VARIABLE ANNUITY BENEFIT -- The Income Payment calculated annually by multiplying the number of Annuity Units for a contract by the Annuity Unit value as of the Annuity Commencement Date and each anniversary of the Annuity Commencement Date.

ANNUITANT/JOINT ANNUITANT -- The person(s) named in the contract whose age and, where appropriate, gender, determine Monthly Income Payments. The Owner must also be named as the Annuitant unless the Owner is not a natural person.

ANNUITY COMMENCEMENT DATE -- The date Income Payments are scheduled to begin as chosen at the time of application. This date must be a date at least 10 years from the date the contract is issued and may not be changed once the contract is issued.

ANNUITY UNIT -- An accounting unit of measure we use to calculate the amount of the second and each subsequent Annual Variable Annuity Benefit.

ANNUITY YEAR -- The twelve month period beginning on the Annuity Commencement Date or any anniversary of that date thereafter.

CALCULATED LEVEL MONTHLY BENEFIT -- One-twelfth of the Annual Variable Annuity Benefit PLUS level interest over a twelve month period.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTRACT DATE -- The date we issue your contract. Your Contract Date is shown on your contract's data pages.

CONTRACT VALUE -- The sum of your contract's Guarantee Account Value, Subaccount Value, and Immediate Installment Account Value.

CONTRACT YEAR -- Each one year period of time beginning on the date your contract is issued and ending on the contract anniversary date. The next contract year will begin on that contract anniversary date and commence on the next contract anniversary date and so on.

DEATH BENEFIT -- The benefit payable under a contract upon the death of any Owner (or the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date.

DESIGNATED BENEFICIARY(IES) -- The person(s) or entity(ies) designated by the Owner to receive the Death Benefit.

FLEXIBLE PURCHASE PAYMENT -- A Purchase Payment that is not a Scheduled Purchase Payment.

FUNDING ANNUITY -- A variable deferred annuity issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity contract described by this prospectus; the assets of the Funding Annuity are withdrawn and immediately allocated to this annuity.

GENERAL ACCOUNT -- Assets of the Company other than those allocated to the Immediate Installment Account, the Variable Account or any other segregated asset account of the Company.

GUARANTEE ACCOUNT -- An account established in our General Account to hold certain amounts under the contracts as described in this prospectus. The Guarantee Account is not part of and does not depend on the investment performance of the Variable Account.

GUARANTEE ACCOUNT VALUE -- Your Guarantee Account Value equals Purchase Payments allocated to the Guarantee Account (PLUS transfers to the Guarantee Account from a Funding Annuity under an Annuity Cross Funding Program, if applicable) PLUS interest credited on those payments (or transfers), MINUS transfers and/or partial withdrawals made from the Guarantee Account (including, any premium tax and surrender charges assessed).

GUARANTEED MINIMUM INCOME PAYMENT -- The minimum amount of each monthly Income Payment paid to you upon annuitization of the contract, provided Scheduled Installments have been made to the Subaccount in accordance with the terms of the contract.

HOME OFFICE -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

IMMEDIATE INSTALLMENT -- A monthly series of equal transfers from the Immediate Installment Account to the Subaccount.

IMMEDIATE INSTALLMENT ACCOUNT -- Genworth Life & Annuity MVA Separate Account, a separate account of the Company to which your Flexible Purchase Payments are allocated.

IMMEDIATE INSTALLMENT ACCOUNT VALUE -- The present value of the future Immediate Installments to be made from the Immediate Installment Account. This amount includes any applicable Market Value Adjustment.

INCOME PAYMENT -- One of a series of payments made under either monthly Income Payments at the Annuity Commencement Date or one of the Optional Payment Plans.

MARKET VALUE ADJUSTMENT -- A positive or negative adjustment included in the Contract Value when any amounts are surrendered or partially withdrawn (including Death Benefit payments) from the Immediate Installment Account.

MONTHLY DUE DATE -- The date each month on which Scheduled Installments and Scheduled Purchase Payments are due. This date is the same day in each month as your Contract Date. If the Monthly Due Date is the 29th, 30th or 31st of a month, then for months without such dates, the last day of that month is the Monthly Due Date. In addition, if the Monthly Due Date falls on any date when the New York Stock Exchange is closed, the amount of the Scheduled Installment, if received, will be allocated to the Subaccount on the next Valuation Day.

NON-QUALIFIED CONTRACT -- A contract which is not issued in connection with a retirement plan which receives special tax treatment under the Code.

OWNER -- The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract. The Owners are shown on the contract's data pages. "You" or "your" refers to the Owner or Joint Owners.

PURCHASE PAYMENT -- Any payment applied to the contract.

QUALIFIED CONTRACT -- A contract which qualifies for favorable tax treatment under the Code.

SCHEDULED INSTALLMENT -- The amount required to be transferred or paid to the Subaccount on the Monthly Due Date in order to keep the Guaranteed Minimum Income Payment in effect.

SCHEDULED PURCHASE PAYMENT -- The monthly Purchase Payment we require on the Monthly Due Date to ensure that the Scheduled Installment for that month is paid. This amount is shown on your contract's data pages.

SUBACCOUNT -- A division of the Variable Account which invests exclusively in shares of the Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares.

SUBACCOUNT VALUE -- The Subaccount Value is equal to:

  .  the sum of all Scheduled Installments made to the Subaccount; PLUS

  .  amounts adjusted for the reinvestment of dividends; PLUS or MINUS

  .  net capital gains or losses (realized or unrealized); MINUS

  . any contract charges (including any premium tax and surrender charges assessed); PLUS or MINUS

  .  partial withdrawals repaid to or taken from the Subaccount.

SURRENDER VALUE -- The value of the contract as of the date we receive your written request for surrender at our Home Office, less any applicable premium tax, surrender charge, access charge, PLUS or MINUS any Market Value Adjustment, if applicable.

VALUATION DAY -- Each day the New York Stock Exchange is open for regular trading, except for days that the Total Return Fund does not value its shares.

VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT -- Genworth Life & Annuity VA Separate Account 1, a separate account we established to receive and invest the Scheduled Installments you make under this contract, in addition to amounts received from other variable annuity contracts we issue.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES
-----------------------------------------------------------------------------------------------------------
Surrender Charge (as a percentage of purchase         Contract Year in which      Surrender Charge (as a
payments withdrawn or surrendered)                     surrender or partial     percentage of the lesser of
                                                       withdrawal is taken        Scheduled Installments
                                                                                     made to date, not
                                                                                 previously withdrawn and
                                                                                  the amount withdrawn or
                                                                                      surrendered)/1/
                                                   --------------------------------------------------------
                                                                1                           9%
                                                                2                           8%
                                                                3                           7%
                                                                4                           6%
                                                                5                           5%
                                                                6                           4%
                                                                7                           3%
                                                                8                           2%
                                                           9 or after                       1%
-----------------------------------------------------------------------------------------------------------
Access Charge/2/                                    Number of years remaining       Access Charge (as a
                                                    on each flexible purchase        percentage of the
                                                      payment until the date       Immediate Installment
                                                       established for the        Account value withdrawn
                                                   installment transfers to end       or surrendered)
                                                   --------------------------------------------------------
                                                            6 or more                       6%
                                                        5 but less than 6                   5%
                                                        4 but less than 5                   4%
                                                        3 but less than 4                   3%
                                                        2 but less than 3                   2%
                                                        1 but less than 2                   1%
                                                        0 but less than 1                   1%
-----------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on
   Missed Scheduled Installments/3/                                                         6%
-----------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on
   Missed Withdrawal Repayments/4/                                                          6%
-----------------------------------------------------------------------------------------------------------

/1/Withdrawals repaid within 12 months are not considered withdrawals for the purposes of the surrender charge calculation. A surrender charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Effective April 1, 2012, we will waive surrender charges for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date.

/2/All surrenders and withdrawals from the Immediate Installment Account will be subject to a Market Value Adjustment as well as an access charge. An access charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. In addition, effective April 1, 2012, we will waive the access charge for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date.

/3/If a Scheduled Installment remains in default past the end of the applicable grace period, a charge will be assessed to the amount in default at an effective annual rate of 6%.

/4/You must repay the amount of any withdrawals from the Subaccount PLUS any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date in order to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. If any repayment of a withdrawal is not made by the Monthly Due Date next following the date of the partial withdrawal, you will be assessed a charge at an effective annual rate of 6% on the total amount withdrawn from the Subaccount not yet repaid.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

PERIODIC CHARGES OTHER THAN EXPENSES
FOR THE TOTAL RETURN FUND
-----------------------------------------------
VARIABLE ACCOUNT ANNUAL EXPENSES (AS A
 PERCENTAGE OF YOUR AVERAGE DAILY NET
 ASSETS IN THE VARIABLE ACCOUNT)
-----------------------------------------------
 Mortality and Expense Risk Charge       1.35%
-----------------------------------------------
 Administrative Expense Charge           0.15%
-----------------------------------------------
MAXIMUM TOTAL VARIABLE ACCOUNT ANNUAL
 EXPENSES                                1.50%
-----------------------------------------------
OPTIONAL RIDERS/1,2/
-----------------------------------------------

 Disability Benefit Rider Option/3/      Maximum of $8.11 per $100
                                            of waived Scheduled
                                             Purchase Payment
-------------------------------------------------------------------
 Joint Annuitant Life Benefit Rider      Maximum of $8.57 per $100
   Option/3/                                of waived Scheduled
                                             Purchase Payment
-------------------------------------------------------------------
 Unemployment Benefit Rider Option       $3.00 per $100 of waived
                                              monthly payment
-------------------------------------------------------------------

/1/The payment for the Optional Benefits is due with the Scheduled Purchase
   Payment and taken prior to the allocation of the Scheduled Purchase Payment to the Subaccount.

/2/The Optional Benefits are not available to fully funded contracts or to contracts purchased through the Annuity Cross Funding Program (see "Appendix --Annuity Cross Funding Program" provision in this prospectus).

/3/The fees charged for the optional riders vary depending upon the age and gender of the Annuitant and the amount and duration of the Scheduled Installments.

For information concerning compensation paid for the sale of the contract, see the "Sales of the Contract" provision.

The next item shows the total annual operating expenses charged by the Total Return Fund that you may pay during the time that you own the contract. Effective on May 1, 2006, GE Investments Funds, Inc. adopted a multiple class plan for the Total Return Fund. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.


ANNUAL PORTFOLIO EXPENSES/1/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    CLASS 1  CLASS 3
------------------------------------------------------------
Management Fees                              0.35%    0.35%
------------------------------------------------------------
Distribution and Service (12b-1) Fees/2/     None     0.25%
------------------------------------------------------------
Other Expenses/3/                            0.24%    0.24%
------------------------------------------------------------
Acquired Fund Fees and Expenses              0.02%    0.02%
------------------------------------------------------------
Total Annual Portfolio Operating Expenses    0.61%    0.86%
------------------------------------------------------------
Contractual Fee Waiver/Reimbursement/4/     (0.01%)  (0.01%)
------------------------------------------------------------
Net Annual Portfolio Operating Expenses      0.60%    0.85%
------------------------------------------------------------



/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2012, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown.


/2/The Distribution and Service (12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other expenses also include Investor Service Plan fees (0.20% of the average daily net assets of the Total Return Fund attributable to the Class 1 and Class 3 shares).


/4/GE Asset Management Incorporated, the investment adviser to the Total Return
   Fund, has a contractual arrangement with the Total Return Fund to waive a portion of its management fee in an amount equal to the management fees paid by the Total Return Fund to the GE Institutional Money Market Fund on the Total Return Fund's cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 30, 2014, and can only be changed or terminated by the Board of Directors of the GE Investments Funds, Inc. and GE Asset Management Incorporated.


The expenses for the Total Return Fund are deducted by the Fund before it provides us with the daily net asset values. We then deduct the Variable Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees and other expenses for the Total Return Fund are more fully described in its prospectus.

EXAMPLES

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract and the maximum fee for the optional rider charges, and fees and expenses for the Total Return Fund -- Class 3 shares. The expenses in the Examples would be lower if Class 1 shares of the Total Return Fund were used instead.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

  .  invested $10,000 in the contract for time periods indicated;

  .  earned a 5% annual return on your investment;

  .  elected all available rider options; and

The Examples below assume:

  . total Variable Account annual expenses of 1.50% (deducted daily at an effective annual rate of the assets in the Variable Account); and

  . $1,968.00 for all the available rider options (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount).

Your actual expenses may be higher or lower than those shown below. The Examples do not include any taxes or tax penalties that may be assessed upon surrender of the contract.

The following Example uses the assumptions noted above, but assumes you surrender your contract at the end of the stated period:


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$3,041      $3,391      $3,748       $4,784


The next Example uses the same assumptions as the prior Example, except that it assumes that you decide to annuitize your contract at the end of the stated period.


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$2,207      $2,704      $3,228       $4,664


The next Example uses the same assumptions as the prior Example, except that it assumes you do not surrender or annuitize your contract at the end of the stated period:


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$2,207      $2,704      $3,228       $4,664


Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The Examples do not assume that expense waivers or fee reimbursements arrangements are in effect for the Total Return Fund -- Class 3 shares for the periods presented.

Deductions for premium taxes are not reflected, but may apply. If you did not elect all of the optional riders or if you only elected one or a combination of the optional riders, the expense figures shown above would be lower.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Variable Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:




                 ACCUMULATION                  NUMBER OF
                 UNIT VALUES   ACCUMULATION  ACCUMULATION
                 AT BEGINNING UNIT VALUES AT   UNITS AT
SUBACCOUNTS       OF PERIOD   END OF PERIOD  END OF PERIOD YEAR
---------------------------------------------------------------
GE INVESTMENTS
 FUNDS, INC.
---------------------------------------------------------------
Total Return        $12.53        $13.88      41,095,346   2012
 Fund --             13.09         12.53      41,475,508   2011
 Class 1 Shares      12.12         13.09      40,943,079   2010
                     10.18         12.12      38,654,957   2009
                     14.62         10.18      35,997,311   2008
                     13.29         14.62      32,724,981   2007
                     11.86         13.29      27,602,508   2006
                     11.62         11.86      19,675,562   2005
                     10.90         11.62      11,439,119   2004
                      9.20         10.90       4,517,959   2003
---------------------------------------------------------------
Total Return
 Fund --
 Class 3 Shares     $ 9.92        $10.97       3,280,329   2012
                     10.39          9.92       2,923,553   2011
                      9.65         10.39       2,550,009   2010
                      8.12          9.65       2,081,141   2009
                     11.67          8.12       1,525,442   2008
                     10.62         11.67         745,002   2007
                     10.00         10.62         145,805   2006
---------------------------------------------------------------

SYNOPSIS AND RISK FACTORS

HOW DOES THIS CONTRACT WORK? The contract permits you to make Purchase Payments during the Accumulation Period. During this period, we invest your Purchase Payments in the Subaccount, the Immediate Installment Account, or the Guarantee Account.

Purchase Payments received will be allocated as follows:

PURCHASE PAYMENT ALLOCATION TABLE

 TYPE OF PAYMENT     WHEN RECEIVED    WHERE ALLOCATED
------------------------------------------------------
Scheduled          Monthly Due Date   Subaccount
Purchase
Payment or
portion thereof
------------------------------------------------------
Scheduled          Before Monthly     Guarantee
Purchase           Due Date           Account
Payment or
portion thereof
------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment
                                      (including
                                      interest), then
                                      Guarantee
                                      Account for
                                      remainder
------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

On the Annuity Commencement Date, we apply your Contract Value to purchase a series of Income Payments. In turn, the Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base the Income Payments on Subaccount performance, the amount of the payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Minimum Income Payment, provided all contractual requirements have been satisfied for receipt of those guaranteed payments. See "The Contract," the "Benefits at Annuity Commencement Date" and the "Guaranteed Minimum Income Payments" provisions in this prospectus.

Investments in the Subaccount vary with the investment performance of the Total Return Fund. Over time, we transfer Purchase Payments invested in the Guarantee Account or the Immediate Installment Account, PLUS any interest earned, to the Subaccount.

Certain features described in this prospectus may vary from your contract. Please refer to your contract for those benefits that apply specifically to you.

WHAT ARE THE GUARANTEED MINIMUM INCOME PAYMENTS? The contract offers you guaranteed periodic annuity benefits that can protect against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date selected at the time of application; the Annuity Commencement Date must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by paying: any missed Scheduled Installment(s), including any interest, due on the missed Scheduled Installment(s).

The missed Scheduled Installment(s), including any interest due on the missed Scheduled Installment(s), must be repaid within one year of the due date of the missed Scheduled Installment(s), but not later than the Annuity Commencement Date. The Annuity Commencement Date must be a date at least 10 years from the date the contract is issued.

In addition, you may not make more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due) and still be eligible for your Guaranteed Minimum Income Payments.

SHOULD YOU FAIL TO MEET THE CONDITIONS LISTED ABOVE, YOU MAY STILL BE ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS PURSUANT TO A VESTING SCHEDULE UNDER THE CONTRACT (SEE THE "GUARANTEED MINIMUM INCOME PAYMENTS" SECTION IN THIS PROSPECTUS FOR ADDITIONAL INFORMATION). IF YOU DO NOT MEET THE CONDITIONS LISTED ABOVE, AND YOU ARE NOT ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS UNDER THE CONTRACT, YOU WILL LOSE YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS.

WHAT HAPPENS IF THE RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS IS LOST? If you do not maintain the right to Guaranteed Minimum Income Payments by meeting the contractual requirements as outlined above:

   (1) you remain subject to the Purchase Payment limitations under the contract (i.e., you may not make payments in excess of all your original Scheduled Installment amounts); and

   (2) you will NOT have Guaranteed Minimum Income Payments when you annuitize the contract.

WHAT ARE SCHEDULED INSTALLMENTS? When we issue the contract, you establish your Annuity Commencement Date, (WHICH MUST BE A DATE AT LEAST 10 YEARS FROM THE DATE THE CONTRACT IS ISSUED) and we will establish a schedule of monthly payments to the Subaccount ("Scheduled Installments") during the Accumulation Period. Once established, the amount and frequency of Scheduled Installments cannot be changed. Once the contract is issued, your Annuity Commencement Date may not be changed.

When you apply for a contract, you provide us with:

  . the length of the Accumulation Period you desire. The Accumulation Period must be at least 10 years;

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    .  the amount of the Guaranteed Minimum Income Payment you want; or

    .  how much you want to pay per month and/or pay in a lump sum.

We use this information to establish your Scheduled Installments.

Your Annuity Commencement Date must be at least 10 years from the date your contract is issued. However, you may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you a elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5; however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

HOW DO I PAY THE SCHEDULED INSTALLMENTS? You may pay Scheduled Installments by making:

  .  Scheduled Purchase Payments;

  .  Flexible Purchase Payments;

  . transfers from another variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company (or one of its affiliated companies) under an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

  .  a combination thereof.

See the "Purchase Payments" and "Appendix -- Annuity Cross Funding Program" provisions in this prospectus.

BY PAYING THE SCHEDULED PURCHASE PAYMENTS ON TIME, YOU ENSURE THAT THE SCHEDULED INSTALLMENTS ARE MET AND YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS IS NOT LOST.

YOU SHOULD NOT PURCHASE THE CONTRACT DESCRIBED IN THIS PROSPECTUS IF YOU BELIEVE THAT YOU MAY NOT BE ABLE TO MAKE ALL OF THE SCHEDULED INSTALLMENTS.

MAY I PAY MY SCHEDULED PURCHASE PAYMENTS AUTOMATICALLY? You may use electronic fund transfers to make your monthly Scheduled Purchase Payments. See "The Contract" provision in this prospectus.

WHAT IS THE IMMEDIATE INSTALLMENT ACCOUNT, HOW DO FLEXIBLE PURCHASE PAYMENTS WORK? The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Although we designed the contract as a Scheduled Purchase Payment contract, you may make Flexible Purchase Payments subject to certain conditions. The amount of each Flexible Purchase Payment must be greater than 6 Scheduled Purchase Payments and be accompanied with sufficient transfer instructions in order for us to allocate the Flexible Purchase Payment to the Immediate Installment Account. We will allocate the Flexible Purchase Payment to the Guarantee Account if we do not receive transfer instructions or we receive insufficient transfer instructions from the Owner. Any Flexible Purchase Payment received that is less than or equal to 6 times the Scheduled Purchase Payments will also be automatically allocated to the Guarantee Account.

Amounts invested in the Immediate Installment Account earn interest at rates we declare and guarantee at the time of purchase. Although the Immediate Installment Account is a separate account, we assume the risk of investment gain or loss on the Immediate Installment Account's assets. We transfer certain amounts ("Immediate Installments") from the Immediate Installment Account to the Subaccount on a monthly basis to make your Scheduled Installment or supplement your Scheduled Purchase Payments in accordance with your instructions. The amount transferred from the Immediate Installment Account to the Subaccount will never exceed the amount of your Scheduled Installment MINUS the amount of your Scheduled Purchase Payment. We will return to you any amount in excess of what is needed to make all Scheduled Installments. The excess amount will be returned to you within 7 days of our receipt.

Whether a transfer from the Immediate Installment Account makes your Scheduled Installment or supplements your Scheduled Purchase Payment is dependent upon the amount in the Immediate Installment Account and your transfer instructions at the time the Flexible Purchase Payment is received. We determine the amount of the Immediate Installment we transfer each month to the Subaccount on the date the Flexible Purchase Payment is received accompanied with complete transfer instructions. This amount depends on:

  .  the amount of your Flexible Purchase Payment;

  .  the rate of interest that we credit to the Flexible Purchase Payment; and

  .  the number of installments you choose.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Any partial withdrawals or surrenders from the Immediate Installment Account are subject to a Market Value Adjustment and an access charge. A Market Value Adjustment can increase or decrease the amounts partially withdrawn or surrendered from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment (and access charge) is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment.

WHAT IS THE VARIABLE ACCOUNT? The Variable Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Variable Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Variable Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Variable Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Variable Account" provision in this prospectus.

IS THE CONTRACT AVAILABLE AS A QUALIFIED CONTRACT OR A NON-QUALIFIED
CONTRACT? We designed the contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Contracts"). Qualified retirement plans provide their own tax deferral benefit, so there should be another reason for you to purchase the contract, aside from tax deferral. Please consult a tax adviser to determine whether this contract is an appropriate investment for the qualified retirement plan. This contract is also available in connection with retirement plans that do not qualify for such favorable treatment under the Code. Such contracts are referred to throughout this prospectus as "Non-Qualified Contracts." The information regarding the tax treatment of the contracts generally applies to Non-Qualified Contracts. Different rules and regulations may apply to contracts issued as Qualified Contracts. Please consult a qualified tax adviser for additional information.

WHAT SURRENDER AND ACCESS CHARGES ARE ASSOCIATED WITH THE CONTRACT? If you surrender your contract or take partial withdrawals before your Annuity Commencement Date, we may assess a surrender and/or access charge.

  . For amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account, we will assess a surrender charge. We will determine this charge by assuming that the amount being withdrawn on the date of the partial withdrawal or surrender comes entirely from Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation). Depending upon the Contract Year of your surrender or partial withdrawal, the surrender charge will be anywhere from 9% to 1% of the lesser of:

      (1) Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

      (2) the amount withdrawn.

  . For amounts partially withdrawn or surrendered from the Immediate Installment Account, we will assess an access charge. This charge will be anywhere from 6% to 1% of the Immediate Installment Account Value withdrawn depending on the duration of the remaining Immediate Installments. In addition, we will apply a Market Value Adjustment to determine the Immediate Installment Account Value and the amount available for a partial withdrawal or surrender from the Immediate Installment Account.

We may waive the surrender and/or access charges if you apply your Contract Value upon surrender to certain available Optional Payment Plans. We will also waive surrender charges and access charges for full surrenders or partial withdrawals that occur within six months of the Annuity Commencement Date. See the "Charges and Other Deductions" provision in this prospectus.

ARE THERE ANY OTHER CHARGES? We assess a daily charge, equal to an effective annual rate of 1.50%, against the average daily net assets of the Subaccount. This charge consists of a 0.15% administrative expense charge and a 1.35% mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from Purchase Payments or the Contract Value, as applicable.

See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

The Total Return Fund also has certain expenses. These include management fees, as well as 12b-1 fees or service share fees, and other expenses associated with its daily operations. See the "Fee Tables" provision in this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

There are various charges assessed for rider options. The maximum charge for each Optional Rider is listed in the "Fee Tables" provision in this prospectus. For additional information, see the "Optional Riders" provision in the "The Contract" section of this prospectus.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Sales of the Contract" provision in this prospectus.

HOW DO YOU CALCULATE MY MONTHLY INCOME PAYMENTS? We will pay you a monthly income for life with a guaranteed minimum period beginning on the Annuity Commencement Date, provided the Annuitant is still living. The amount of your Income Payments depends on:

  .  your Contract Value;

  .  whether you are receiving Guaranteed Minimum Income Payments;

  .  the age and gender of the Annuitant(s); and

  .  the specific payment plan you choose.

See the "Benefits at Annuity Commencement Date" provision in this prospectus.

WHAT HAPPENS IF AN OWNER DIES BEFORE THE ANNUITY COMMENCEMENT DATE? If any Owner dies before the Annuity Commencement Date while the contract is in force, the Joint Owner, if any, becomes the sole Owner of the contract. If there is no Joint Owner, the Designated Beneficiary becomes the sole Owner of the contract. Certain distribution rules imposed by federal tax law also will apply. However, spouses who are Designated Beneficiaries and not Joint Annuitants are not permitted spousal continuation under the contract. Under such circumstances, the distribution rules for non-spousal beneficiaries will apply. We may pay a Death Benefit to the Designated Beneficiary. See "The Death Benefit" provision in this prospectus.

MAY I SURRENDER THE CONTRACT OR TAKE A PARTIAL WITHDRAWAL? You may surrender the contract for its Surrender Value at any time before the Annuity Commencement Date. In addition, you may take partial withdrawals of at least $100 from Contract Value. If you surrender the contract or take a partial withdrawal, we may assess a surrender and/or access charge. Partial withdrawals will be made first from the Guarantee Account, then the Immediate Installment Account, and finally, the Subaccount, unless you request otherwise.

You may also surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, but without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us, in writing, at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon the Annuity Commencement Date if you elect to receive a lump sum payment. You may be subject to income tax, and a 10% IRS penalty tax if you are younger than age 59 1/2 at the time of the partial withdrawal or surrender. A surrender or a partial withdrawal may also be subject to income tax withholding. In addition, taking a lump sum payment in lieu of Income Payments may have adverse tax consequences. See the "Federal Tax Matters" provision in this prospectus.

You must repay the amount of each partial withdrawal from the Subaccount (including any interest on the amount received at an effective annual rate of 6%), within one year of the partial withdrawal, but no later than the Annuity Commencement Date to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. Interest will be assessed from the date of the partial withdrawal to the date we receive full repayment.

If you repay the amount of each partial withdrawal received from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge we assessed when you made the partial withdrawal. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the Valuation Day your repayment of the partial withdrawal is received. If your repayment of the partial withdrawal is received on a day when the New York Stock Exchange is not open or the Portfolio is not valuing its shares, we will allocate your repayment to the Subaccount on the next Valuation Day. Because of this reimbursement, all subsequent amounts distributed from the Subaccount will be subject to a surrender charge.

 For example:

 Assume you have made Scheduled Installments of $18,000 during the first Contract Year and your Contract Value is $20,000 (all of which is allocated to the Subaccount) and you then request to take a partial withdrawal of $10,000 on May 1, 2011.

 You will receive $9,100 assuming no premium taxes or income taxes are withheld. A surrender charge of $900 ($10,000 x 9%) will be withheld by us. To reinstate your Guaranteed Minimum Income Payment, you must pay to us $9,100 PLUS interest at a rate of 6% before May 1, 2012 (in addition to paying your regularly Scheduled Installments).

 On August 1, 2011 you repay $5,000 PLUS interest on the $9,100 received in May. We will then allocate to the Subaccount your $5,000 PLUS $494.51 ($900 x $5,000/$9100). Then on December 1, 2011 you repay the remaining $4,100 PLUS interest on the $9,100 received in May. We will then allocate to the Subaccount your $4,100 PLUS $405.49 ($900 x $4100/$9100).

Partial withdrawals from the Immediate Installment Account or Guarantee Account do not have to be repaid to receive your Guaranteed Minimum Income Payment, but you may have to increase the amount of your Scheduled Purchase Payments since amounts withdrawn from those accounts will not be available for Scheduled Installments.

In addition, partial withdrawals may reduce your Death Benefit. See "The Death Benefit" provision in this prospectus.

For more information on surrenders and partial withdrawals, see the "Surrenders and Partial Withdrawals" provision in this prospectus.

DO I HAVE A RETURN PRIVILEGE? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it. Upon receipt of such information, we will send you a refund equal to your Contract Value, PLUS or MINUS any applicable Market Value Adjustment, PLUS any deductions we have made from your Purchase Payments before their allocation to the contract. Or, if required by the law of your state, we will refund your Purchase Payments (less any partial withdrawals previously taken).

ARE THERE OPTIONAL BENEFITS AVAILABLE UNDER THE CONTRACT? Optional benefits are available by purchasing one or more of the following riders with the contract. Not all of the rider options listed below may be available in all states. In addition, the riders are not available to fully funded contracts or to contracts that were issued through an Annuity Cross Funding Program. The riders are:

  .  the Disability Benefit Rider Option;

  .  the Joint Annuitant Life Benefit Rider Option; and

  .  the Unemployment Benefit Rider Option.

See "The Contract" and the "Appendix -- Annuity Cross Funding Program" provisions in this prospectus for additional information.

WHAT ARE THE FEDERAL TAX IMPLICATIONS OF MY INVESTMENT IN THE
CONTRACT? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender or a partial withdrawal, or a payment of a death benefit, will generally result in taxable income if there has been an increase in Contract Value. In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Income Tax Matters" provision in this prospectus.

INVESTMENT RESULTS

At times, the Variable Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges, and assuming Variable Account charges. Results calculated without surrender charges will be higher.

Total returns assume an initial investment of $1,000 and include the reinvestment of all dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including 12b-1 fees and/or service share fees), and other charges associated with the contract, including the mortality and expense risk charges and the administrative expense charge. Standardized total returns also reflect surrender charges and a maximum one month charge for the optional riders. Non-standardized returns do not reflect charges for the optional riders. Premium taxes are not reflected in any of the calculations, but may apply.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states, the District of Columbia and Bermuda. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.


Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth Financial, Inc., a public company.


FINANCIAL CONDITION OF THE COMPANY

Many financial services companies, including insurance companies, continue to face challenges in this unprecedented market environment, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.

ASSETS IN THE VARIABLE ACCOUNT. You assume all of the investment risk for amounts allocated to the Subaccount. Your value in the Subaccount is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the Variable Account assets exceed the Variable Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Variable Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Variable Account" provision below.

ASSETS IN THE IMMEDIATE INSTALLMENT ACCOUNT. You are permitted to make allocations to the Immediate Installment Account. The Immediate Installment Account has characteristics like the Variable Account and the Guarantee Account. Like the Guarantee Account, you do not directly or indirectly share in the investment performance of the Immediate Installment Account. You are guaranteed a level monthly interest rate. If you do not take an early withdrawal or surrender from the contract, you do not assume the investment risk for amounts allocated to the Immediate Installment Account. However, if you do take an early withdrawal or surrender from your contract, any assets allocated to the Immediate Installment Account will be subject to a Market Value Adjustment. Like the Variable Account, assets in the Immediate Installment Account may not be charged with liabilities arising from any other business that we may conduct. The assets in the Immediate Installment Account will be available to cover the liabilities of our General Account to the extent that the Immediate Installment Account assets exceed the liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Immediate Installment Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Immediate Installment Account" provision.

ASSETS IN THE GENERAL ACCOUNT. You are permitted to make allocations to the Guarantee Account, which is part of our General Account. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with the Guaranteed Minimum Income Payments, are paid from our General Account (not the Variable Account and Immediate Installment Account). Therefore, any amounts that we may pay under the contract in excess of the value in the Variable Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract. See "The Guarantee Account" provision.

OUR FINANCIAL CONDITION. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to a prescribed investment option. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles ("GAAP"). Our audited GAAP financial statements, as well as the financial statements of the Variable Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on August 19, 1987. The Variable Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Variable Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Variable Account is available for investment under the contract. The Subaccount invests exclusively in shares of the GE Investments Funds, Inc. -- Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund --Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares. Other variable investment options may be available if you are participating in the Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.

The assets of the Variable Account belong to us. Nonetheless, we do not charge the assets in the Variable Account with liabilities arising out of any other business which we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC. You assume the full investment risk for all amounts you allocate to the Variable Account.

If permitted by law, we may deregister the Variable Account under the 1940 Act in the event registration is no longer required, manage the Variable Account under the direction of a committee, or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

THE SUBACCOUNT AND THE TOTAL RETURN FUND

The Subaccount of the Variable Account offered in the contract invests in shares of the Total Return Fund, which is registered with the SEC under the 1940 Act as an open-end management investment company. GE Investments Funds, Inc. adopted a multiple class plan for the Total Return Fund effective May 1, 2006. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares.

BEFORE INVESTING IN THE CONTRACT, CAREFULLY READ THE PROSPECTUS FOR THE TOTAL RETURN FUND ALONG WITH THIS PROSPECTUS. YOU MAY OBTAIN THE MOST RECENT PROSPECTUS FOR THE TOTAL RETURN FUND BY CALLING US AT (800) 352-9910, OR WRITING US AT 6610 WEST BROAD STREET, RICHMOND, VIRGINIA 23230. You may also obtain copies of the prospectus for the Total Return Fund on our website at www.genworth.com and click on "Products." We summarize the investment objective of the Total Return Fund in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Total Return Fund.

The investment objective and adviser to the Total Return Fund is as follows:


INVESTMENT OBJECTIVE                                ADVISER
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Seeks the highest total return,         GE Asset Management Incorporated
composed of current income and          (BlackRock Investment
capital appreciation, as is consistent  Management, LLC)
with prudent investment risk.
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We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death proceeds, surrender proceeds, and partial withdrawals, to make Income Payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to Owners as additional units, but instead reflect them in unit values.

We have entered into an agreement with GE Investments Funds, Inc. (participation agreement) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, GE Investments Funds, Inc. and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of Owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. GE Investments Funds, Inc. currently does not foresee any such disadvantage to Owners. Nonetheless, the Board of Directors of GE Investments Funds, Inc. monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting Owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with GE Asset Management Incorporated ("GEAM") to compensate us for providing services in the nature of "personal services and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. GEAM has agreed to pay us an amount equal to 0.076% (for Class 1 shares) and 0.05% (for Class 3 shares) of the average daily net assets of the Variable Account invested in the Total Return Fund on an annual basis. Payments of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from GEAM out of its own resources.

With regard to Class 1 and Class 3 shares of the Total Return Fund, GE Investments Funds, Inc. has adopted separate Class 1 and Class 3 Investor Service Plans (the "Service Plans") pursuant to which the Total Return Fund may compensate us for performing certain investor services specified in the Service Plans necessary to administer the contracts (including account maintenance, record-keeping, and other administrative services) and to facilitate GE Investments Funds, Inc.'s provision of services to investors in the Total Return Fund. Pursuant to separate Investor Services Agreements related to the Service Plans, GE Investments Funds, Inc. pays us for such services at an annual rate not to exceed 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 and Class 3 shares.

With regard to the Total Return Fund -- Class 3 shares, pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of GE Investments Funds, Inc. adopted a Distribution and Service (12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing Class 3 shares of the Fund. Pursuant to a distribution agreement between the GE Investment Funds, Inc. and its principal underwriter and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum annual rate of 0.25% of the average daily net assets of the Variable Account invested in Class 3 shares of the Total Return Fund. In addition, the Distribution Plan covers payments made under the Class 3 Investor Service Plan (as described above) in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares. The Distribution Plan and the related agreements, as each may be amended from time to time, were effective May 1, 2006.

In addition to the asset-based payments for administrative and other services described above, GEAM may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide GEAM with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

VOTING RIGHTS

As required by law, we will vote shares of the Total Return Fund held in the Variable Account at special shareholder meetings based on instructions from you. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, Owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote shares of the Total Return Fund for which no instructions are received (or instructions are not received timely) in the same proportion as those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all Owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the of Total Return Fund.

CHANGES TO THE VARIABLE ACCOUNT AND THE SUBACCOUNT

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should no longer be available, or if investment in the Total Return Fund should become inappropriate for the purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the current investment option, however, we reserve our right to do so should the current investment option become inappropriate to maintain the guarantees under the contract. We will only substitute the current investment with an equity based investment option should we exercise our right to substitute the current investment option in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new variable accounts; deregister the Variable Account under the 1940 Act in the event such registration is no longer required; manage the Variable Account under the direction of a committee; or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

THE SUBACCOUNT --  POLICIES AND PROCEDURES

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it only has one Subaccount investing in one Portfolio and transfers to that Subaccount may only be made at a prescribed period for a prescribed amount.

In order to receive your Guaranteed Minimum Income Payments, you must make all required Scheduled Installments to the Subaccount. Scheduled Installments may only be made on the Monthly Due Date and only in an amount predetermined at the time the contract is issued. You may not transfer assets from the Subaccount to the Immediate Installment Account or the Guarantee Account. See "The
Contract -- Purchase Payments" provision in this prospectus for more information.

The Total Return Fund may refuse Purchase Payments for any reason. In such case, if we cannot make the purchase request on the date of your Scheduled Installment, your Scheduled Installment will be made on the next Valuation Day.

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT

THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Variable Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets in the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in our Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act or the 1940 Act. Disclosures, or lack thereof, relating to the interests in the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

We allocate Scheduled Purchase Payments received in advance of the Monthly Due Date to the Guarantee Account. We then will transfer the required amount to fund the Scheduled Installment to the Subaccount as of the Monthly Due Date.

We allocate any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Purchase Payment to the Guarantee Account. We also allocate Flexible Purchase Payments that we receive with insufficient transfer instructions to the Guarantee Account. Insufficient transfer instructions include when you do not tell us whether you want your Flexible Purchase Payment to:

   (1) lower the amount of the Scheduled Purchase Payment you must make each month; or

   (2) completely prepay a certain number or all of your remaining Scheduled Installments.

The Flexible Purchase Payment will remain in the Guarantee Account and earn interest until we receive your instructions concerning the method of transfer. Once we have these instructions, we will establish a schedule of Immediate Installments and transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account. See "The Contract" provision in this prospectus.

We determine the interest rates credited to assets in the Guarantee Account at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as Purchase Payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF INTEREST RATES IN THE FUTURE, HOWEVER, THE INTEREST RATES CREDITED WILL BE AT LEAST THE GUARANTEED INTEREST RATE SHOWN IN YOUR CONTRACT.

THE IMMEDIATE INSTALLMENT ACCOUNT

Due to certain exclusionary provisions of the federal securities laws, we have not registered the Immediate Installment Account as an investment company under the 1940 Act. Accordingly, the Immediate Installment Account is not generally subject to regulation under the 1940 Act. However, we have registered interests in the Immediate Installment Account under the 1933 Act, and disclosures relating to the interests in the Immediate Installment Account are subject to the provisions of that Act.

The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Provided we have sufficient direction from you to do so, we commit to make all future Immediate Installments at the time we accept your Flexible Purchase Payment and place that Flexible Purchase Payment into the Immediate Installment Account. The assets of the Immediate Installment Account equal, at the least, the reserves and other contract liabilities supported by the Immediate Installment Account. Like the Variable Account, but unlike the Guarantee Account, we do not charge the assets in the Immediate Installment Account with liabilities arising out of any other business which we may conduct. The assets of the Immediate Installment Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Immediate Installment Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Immediate Installment Account are credited to or charged against the Immediate Installment Account without regard to the income, gains, or losses arising out of any other business we may conduct.

For each Flexible Purchase Payment allocated to the Immediate Installment Account, we calculate a level monthly interest rate. The level monthly interest rate is the single rate at which the present value of the Immediate Installments generated equals the Flexible Purchase Payment less any premium tax. The level monthly interest rate may be different for each Flexible Purchase Payment made.

We have no specific formula for determining the level monthly interest rate. Our determination may be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as Flexible Purchase Payments under the contract. We will invest these amounts primarily in investment-grade fixed income securities including, but not limited to:

  . securities issued by the U.S. Government or its agencies or instrumentalities -- such securities may or may not be guaranteed by the U.S. Government;

  . debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service;

  . mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; and

  .  other debt instruments, commercial paper, cash or cash equivalents.

You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Immediate Installment Account. We also will consider other factors in determining the interest we credit on amounts allocated to the Immediate Installment Account including:

  .  regulatory and tax requirements;

  .  sales commissions;

  .  administrative expenses borne by us;

  .  general economic trends; and

  .  competitive factors.

Our management will make the final determination on the interest we credit. We cannot predict or guarantee the level of future interest rates. However, once an interest rate has been declared and your payment is invested in the Immediate Installment Account, that interest rate is guaranteed until the entire amount of that Flexible Purchase Payment has been transferred to the Subaccount through Immediate Installments or withdrawn from the Immediate Installment Account. You may call us at any time to obtain the current rate of interest applied to Flexible Purchase Payments allocated to the Immediate Installment Account. The rate of interest a Flexible Purchase Payment receives will be disclosed on your confirmation statement.

A Market Value Adjustment can increase or decrease the amounts surrendered or partially withdrawn from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment. When current interest rates are higher than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would reduce the value of the amount distributed. When current interest rates are lower than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would increase the value of the amount distributed. Consequently, the Immediate Installment Account Value will vary based on changes in interest rates since the date of your Flexible Purchase Payment, transfers of Immediate Installments and any partial withdrawals from the Immediate Installment Account. See the "Charges and Other Deductions" provision in this prospectus. We do not guarantee the Immediate Installment Account Value. We reserve the right to discontinue offering the Immediate Installment Account at any time and for any reason.

THE CONTRACT

The contract is a scheduled purchase payment variable deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

We discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in the "Purchase Payments" provision in this prospectus.

OWNERSHIP

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply for a contract as Joint Owners. Joint Owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other except ownership changes. Joint Owners also have the right of survivorship. This means if a Joint Owner dies, his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. Joint Owners added after the Contract Date must be spouses. We may require additional information, such as a copy of your marriage certificate, if Joint Ownership is requested after the Contract Date. During the Annuitant(s)'s life, you can change any non-natural Owner to another non-natural Owner. Changing the non-natural Owner may have negative tax consequences and you should consult a tax adviser before doing so.

ANNUITANT/JOINT ANNUITANT

An Annuitant must be named. Except for non-natural Owners, an Owner must be an Annuitant. Therefore, if two natural persons are Joint Owners, they must be Joint Annuitants, unless the contract is issued as an IRA. If the contract is issued as an IRA, there may only be one Owner, but there may be Joint Annuitants provided one of the Joint Annuitants is also the Owner. You cannot change the Annuitant(s) without our consent. If any Owner is not a natural person, a Joint Annuitant cannot be added or removed after the contract is issued.

If you purchased this contract with a flexible purchase payment variable deferred annuity contract issued by the Company ("Funding Annuity") pursuant to an Annuity Cross Funding Program, the Owner and Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of this contract, must be the same as the Owner or Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding Program" provision of this prospectus.

ASSIGNMENT

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract as collateral security for a loan. An assignment must occur before the Annuity Commencement Date and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% loss of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Federal Income Tax Matters" provision of this prospectus.

GUARANTEED MINIMUM INCOME PAYMENTS

The contract offers you guaranteed periodic annuity benefits that can protect your investment against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirements for making Scheduled Installments:

   (1) if you pay any missed Scheduled Installment(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued); and

   (2) you make no more than 24 Scheduled Installments over the life of the contract outside of the grace period (within 30 days after the date each Scheduled Installment is due).

SHOULD YOU FAIL TO MEET THE CONDITIONS LISTED ABOVE, YOU MAY STILL BE ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS PURSUANT TO A VESTING SCHEDULE UNDER THE CONTRACT. SEE THE "GUARANTEED MINIMUM INCOME PAYMENTS" PROVISION LATER IN THIS PROSPECTUS FOR ADDITIONAL INFORMATION. IF YOU DO NOT MEET THE CONDITIONS LISTED ABOVE, AND YOU ARE NOT ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS UNDER THE CONTRACT, YOU CAN STILL RECEIVE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE, BUT YOU WILL LOSE YOUR RIGHT TO THE GUARANTEED MINIMUM.

PURCHASE PAYMENTS

GENERAL. Purchase Payments can be Scheduled Purchase Payments or Flexible Purchase Payments. How we allocate these payments depends on your instructions, when we receive the payment and the amount of the payment received. See the "Purchase Payment Allocation Table" in the "Synopsis" provision of this prospectus.

Purchase Payments received will be allocated as follows:

   (1) Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount;

   (2) Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment's Monthly Due Date will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount;

   (3) Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days;

   (4) Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment will be allocated to the Guarantee Account.

If we receive a Flexible Purchase Payment that is in an amount greater than 6 times the amount of the Scheduled Purchase Payment with complete instructions as to how you want the payment transferred to the Subaccount, we will invest your Flexible Purchase Payment in the Immediate Installment Account. Otherwise, we will invest your Flexible Purchase Payment in the Guarantee Account. Once we receive sufficient transfer instructions, as outlined below, we will transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Flexible Purchase Payments received that are equal to or less than 6 times the amount of the Scheduled Purchase Payment will be invested in the Guarantee Account and cannot be transferred to the Immediate Installment Account. Assets in the Guarantee Account, however, can be used to make Scheduled Installments.

Transfers or payments to the Subaccount cannot be greater than the Scheduled Installment amount. Scheduled Installments can be made by:

   (1) Scheduled Purchase Payments;

   (2) Immediate Installments from the Immediate Installment Account;

   (3) transfers from the Guarantee Account;

   (4) transfers from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) a combination of any of the above.

The total Purchase Payments for all contracts issued to any one Owner and/or Annuitant cannot exceed $2,000,000 without our prior approval.

ESTABLISHING SCHEDULED INSTALLMENTS. We determine your right to receive the Guaranteed Minimum Income Payments, in part, by the timely payment of the Scheduled Installments. Scheduled Installments are the monthly investments that you must make to the Subaccount during the Accumulation Period of your contract. You may make Scheduled Installments through a combination of Scheduled Purchase Payments and Flexible Purchase Payments.

We establish the amount and number of your Scheduled Installments when we issue your contract. Once established, the number and amount of the monthly Scheduled Installments cannot be changed. The amount and number of monthly Scheduled Installments depends in part on the amount of Guaranteed Minimum Income Payments and the Annuity Commencement Date you request at the time of application.

GUARANTEED MINIMUM INCOME PAYMENTS AND AMOUNT OF SCHEDULED INSTALLMENTS. The Guaranteed Minimum Income Payment is the minimum monthly Income Payment we promise to pay beginning on the Annuity Commencement Date (the Annuity Commencement Date must be selected at the time of application and must be a date at least 10 years from the date the contract is issued) and continuing for the lifetime of the Annuitant(s) (or, if such Annuitant(s) dies before the end of a certain stated number of years, for that number of years) provided you have met the conditions necessary to receive the payments.

In the event that an Owner marries after we issue the contract, upon our approval, he or she may add their spouse as a Joint Owner and/or Joint Annuitant before the Annuity Commencement Date. If we approve the change, the amount and duration of your Scheduled Installments will not change; however, we will reduce the amount of your Guaranteed Minimum Income Payments because we expect to make such payments for a longer period of time (i.e., until the death of the last surviving spouse). The Guaranteed Minimum Income Payments will be reduced as if the spousal Joint Owner was added to the contract on the Contract Date. In addition, if you purchased this contract pursuant to an Annuity Cross Funding Program, the Owner, Joint Owner (if applicable), Annuitant, and Joint Annuitant (if applicable) of this contract, must be the same as the Owner, Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.

When you apply for a contract, your application must provide us with:

  . the Annuity Commencement Date (which may not be changed after the contract is issued);

  .  the age (and for Non-Qualified Contracts, the gender) of the Annuitant(s);

  . the Accumulation Period (the Accumulation Period must be at least 10 years);

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    -- the amount of the Guaranteed Minimum Income Payment you want; or

    -- how much you want to pay in Scheduled Purchase Payments and/or Flexible
       Purchase Payments.

With either item of information, we can determine the other item.

You may not change your Annuity Commencement Date after your contract is issued. Your Annuity Commencement Date must be at least 10 years from the date the contract is issued.

When we compute the amount of your Guaranteed Minimum Income Payments that your Scheduled Installments purchase, we consider a number of factors, including:

  .  expected mortality;

  .  persistency;

  .  length of Accumulation Period;

  .  length of certain period;

  .  expected investment performance; and

  .  length of maintenance, acquisition and distribution expenses.

Most of these factors may vary from one Owner and/or one market to another. Of the factors listed, the ones most likely to vary by market are: expected mortality, expected persistency, as well as acquisition and distribution expenses.

Mortality is dependent on many things, including age, gender, occupation, smoking status, socio-economic status, marital status, place of residence, etc. Age and gender are expressly reflected in the calculation of the Guaranteed Minimum Income Payment.

Persistency is also (or can be) impacted by age, occupation, socio-economic status, marital status, whether a Flexible Purchase Payment has been made, etc. Persistency is not directly used in the calculation of the Guaranteed Minimum Income Payment but is an important consideration in the pricing process that determines the level of Guaranteed Minimum Income Payment we can offer.

Acquisition and distribution expenses vary by the market in which the contract is sold, e.g. a group sale generally has lower distribution costs per dollar of Purchase Payment than an equivalent number of individual sales. Distribution expenses are not directly reflected in the calculation of the Guaranteed Minimum Income Payment but are an important consideration in the pricing process.

We will not necessarily reflect any or all of these factors in determining the Guaranteed Minimum Income Payment formula for a given market. We reserve the right to recognize the impact of these differences should we sell into markets where one or more of the factors is present.

Once your contract is issued and your Guaranteed Minimum Income Payments determined, the amount and number of Scheduled Installments determined necessary to obtain your Guaranteed Minimum Income Payments will not change. See the "Guaranteed Minimum Income Payments" section of this prospectus.

MAKING SCHEDULED INSTALLMENTS. You must make Scheduled Installments on the Monthly Due Date. For contracts issued on or after May 1, 2006, the minimum monthly Scheduled Installment is $250. For contracts issued prior to May 1, 2006, the minimum monthly Scheduled Installment is $100. You may make Scheduled Installments to the Subaccount in one of the following ways:

   (1) by transferring assets from the Guarantee Account;

   (2) by transferring assets from the Immediate Installment Account;

   (3) by making Scheduled Purchase Payments when due;

   (4) by transferring assets from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) by any combination of the above.

The amount of your Scheduled Purchase Payments will vary based on whether an Immediate Installment is being transferred to the Subaccount. For any month, an Immediate Installment will decrease or eliminate the amount of a Scheduled Purchase Payment that would have been required had there not been an Immediate Installment.

We allocate a Scheduled Purchase Payment received before its Monthly Due Date to the Guarantee Account. We will transfer that early payment from the Guarantee Account to the Subaccount on the Monthly Due Date. In the event that we do not receive your Scheduled Purchase Payment on or before its Monthly Due Date, we will use any Guarantee Account Value to make up the missed Scheduled Purchase Payment. If the Guarantee Account Value is insufficient for this purpose and the 30-day grace period has expired, then that Scheduled Installment is considered missed.

Transfers cannot be made to the Subaccount at any time other than on the Monthly Due Date. Therefore, this product due to its design and one available Subaccount will not permit frequent transfers among investment options.

GRACE PERIOD

The contract permits a 30-day grace period for the payment of each Scheduled Installment. This grace period begins the day after the Monthly Due Date for the Scheduled Installment. If the Scheduled Installment remains in default past the end of the grace period an interest rate at an effective annual rate of 6% will be charged to all outstanding amounts. If the Scheduled Installment(s) remains in default past 12 months from the original due date, you will lose the right to Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule.

REINSTATEMENT

We will notify you of any delinquent payments on subsequent billing notices. In addition, if more than 9 months have passed from the date of the missed Scheduled Installment, we will send you a written notice once per month, up to the 12th month, that you are in danger of forfeiting your right to the Guaranteed Minimum Income Payments. You may reinstate your right to the Guaranteed Minimum Income Payment by paying the missed Scheduled
Installment(s), or the missing portion thereof, within the earlier of:

   (1) one year of its Monthly Due Date; or

   (2) the Annuity Commencement Date.

You also must pay us the missed Scheduled Installment(s), as well as interest at an annual rate of 6%. Interest accrues from the date of the end of the grace period for the missed Scheduled Installment(s) (or portion thereof) until the date of the next Monthly Due Date following the receipt of the payment. We will notify you of the exact amount you owe.

We allocate Purchase Payments for the missed portion of the Scheduled Installments to the Subaccount as of the Valuation Day that we receive them.

We apply Purchase Payments representing less than the full amount owed in connection with a missed Scheduled Installment in the following order:

   (1) to the missed portion of the Scheduled Installment;

   (2) amounts due for any riders; and then

   (3) interest on any missed Scheduled Installment(s).

If more than one Scheduled Installment is missed, we apply any Purchase Payment you make to pay the most recently missed Scheduled Installment (or portion thereof). We will reinstate your right to receive full Guaranteed Minimum Income Payments only after you have paid us all of your missed Scheduled Installments, including any interest you owe. To retain your right to full Guaranteed Minimum Income Payments, you may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. If you fail to pay any Scheduled Installment, with any interest that is charged on it within one year from its Monthly Due Date (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), you forfeit your right to receive the Guaranteed Minimum Income Payments and you cannot reinstate it, (but may still be eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract). See the "Guaranteed Minimum Income Payments" section in this prospectus.

SCHEDULED PURCHASE PAYMENTS

When we issue a contract, and whenever we allocate a Flexible Purchase Payment to the Immediate Installment Account, we will send you a new contract data page which includes your revised schedule of Scheduled Purchase Payments. Thus, month-by-month, Scheduled Purchase Payments always equal the difference between Scheduled Installments and Immediate Installments. The minimum Scheduled Purchase Payment is $25.00.

You may make Scheduled Purchase Payments through automatic transfers from your bank account (i.e., electronic fund transfers). Doing this helps ensure that you will make your Scheduled Purchase Payments on the Monthly Due Date.

FLEXIBLE PURCHASE PAYMENTS AND IMMEDIATE INSTALLMENTS

You also may make your Scheduled Installments through Flexible Purchase Payments. Flexible Purchase Payments received on or before the Contract Date will be allocated to the Immediate Installment Account. For Flexible Purchase Payments received after the Contract Date in amounts greater than 6 Scheduled Purchase Payments (computed as of the date that we receive the Flexible Purchase Payment), we will allocate such payments to the Immediate Installment Account, provided we have sufficient transfer instructions as outlined in the "Purchase Payment" provision in this prospectus. We will allocate Flexible Purchase Payments received after the Contract Date to the Guarantee Account for Flexible Purchase Payments that are equal to or less than 6 times the Scheduled Purchase Payments, or for those Flexible Purchase Payments that are greater than 6 times the Scheduled Purchase Payments, but not accompanied by sufficient transfer instructions.

We use Flexible Purchase Payments allocated to the Immediate Installment Account to "fund" or generate a series of monthly Immediate Installments that we transfer to the Subaccount on each Monthly Due Date to "pay" all or part of the Scheduled Installments. See the "Purchase Payment Allocation Table" later in this provision. Immediate Installments have the effect of reducing or eliminating the required Scheduled Purchase Payments for all or part of the Accumulation Period, depending on the method you select for the installments. Each Flexible Purchase Payment supports a separate series of Immediate Installments, with each series having a starting date and an ending date. The starting date is generally the Monthly Due Date following the allocation of the payment to the Immediate Installment Account and the ending date depends on the Immediate Installment method you select. However, if you elect one of our optional riders, Flexible Purchase Payments must end on the earlier of the Annuity Commencement Date or age 65 of the covered Annuitant.

For each series of Immediate Installments, each monthly installment must be the same amount. For any Flexible Purchase Payment, the fewer the number of Immediate Installments, the larger such Installments can be. Conversely, the smaller each Immediate Installment, the greater the number of installments that the Flexible Purchase Payment can support. Since Immediate Installments may be transferred only on the Monthly Due Date, a greater number of installments translates into a longer portion of the Accumulation Period over which such Installments are made. Thus, you may use a Flexible Purchase Payment to eliminate a number of Scheduled Installments or to "buy down" the amount of some greater number of Scheduled Purchase Payments. Exactly how much you can eliminate or "buy down" depends on the amount of the Flexible Purchase Payment, the rate of interest that we credit to the Immediate Installment Account Value as determined on the date of purchase and the number of installments.

We compute the series of installments for each Flexible Purchase Payment allocated to the Immediate Installment Account by crediting interest at a rate that we determine for each Flexible Purchase Payment at the time that you make the Flexible Purchase Payment. Using that interest rate and knowing either the amount of the installments or the number of installments you want, we determine the amount and number of the installments. Your Immediate Installments reflect interest that is credited each month on a declining balance as Immediate Installments are transferred to the Subaccount. For example, assume that you want 120 installments (i.e., ten years of installments) from your Flexible Purchase Payment beginning immediately. We calculate a level installment to be transferred each month. This installment is the amount that will result in the Flexible Purchase Payment (net of any applicable premium tax), and all interest earned, being completely transferred to the Subaccount by the end of the 10 years.

We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all future Scheduled Installments within 7 days of receipt. The total Purchase Payments for all contracts issued to any one Owner cannot exceed $2,000,000 without our prior approval.

ALLOCATION OF PURCHASE PAYMENTS

We allocate Scheduled Purchase Payments received on the Monthly Due Date, as well as any payments past due that we receive, directly to the Subaccount on the Valuation Day we receive such payment. We allocate any Scheduled Purchase Payment we receive before the Monthly Due Date to the Guarantee Account, and transfer that payment to the Subaccount as of the Monthly Due Date. We allocate Flexible Purchase Payments that are received in an amount greater than 6 Scheduled Purchase Payments directly to the Immediate Installment Account, provided we have sufficient transfer instructions to determine a payment method for your Immediate Installments. If we do not receive sufficient transfer instructions, we will allocate that Flexible Purchase Payment to the Guarantee Account until we receive sufficient instructions. In addition, any Flexible Purchase Payment received that is equal to or less than 6 Scheduled Purchase Payments will be directed to the Guarantee Account.

PURCHASE PAYMENT ALLOCATION TABLE

TYPE OF PAYMENT   WHEN RECEIVED    WHERE ALLOCATED
---------------------------------------------------
Scheduled        Monthly Due Date  Subaccount
Purchase
Payment or
portion thereof
---------------------------------------------------
Scheduled        Before Monthly    Guarantee
Purchase         Due Date          Account
Payment or
portion thereof
---------------------------------------------------


 TYPE OF PAYMENT     WHEN RECEIVED     WHERE ALLOCATED
--------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment, then
                                      Guarantee
                                      Account for
                                      remainder
--------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
--------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
--------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
--------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

OPTIONAL RIDERS

To reduce the risk that unforeseen events could leave you without the resources to make Scheduled Purchase Payments, we offer three optional riders that you may purchase at contract issue or on a contract anniversary (provided that you remain eligible to receive Guaranteed Minimum Income Payments). Under each of these riders, we will waive all or a portion of the Scheduled Purchase Payments due during the periods specified in each rider. These riders are not available to fully funded contracts or to contracts issued through an approved Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding Program" provision for more information.

When you apply for an Optional Rider, you tell us how much of a Scheduled Purchase Payment you would like us to waive. Owners and Joint Owners may designate any combination of percentages as long as such percentages are in whole numbers and equal 100%. Once a percentage of Scheduled Purchase Payments waived has been designated, it cannot be changed. The available riders are:

  . DISABILITY BENEFIT RIDER -- This rider provides that, during the life of the covered Annuitant, should the covered Annuitant become totally disabled (as defined in the rider), all or a portion of the Scheduled Purchase Payments due during the period of total disability will be waived. Also, we will waive all or a portion of Purchase Payments for other riders due during the period of total disability for the period we waive Scheduled Purchase Payments. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes disabled. For instance, if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes totally disabled, as defined by the rider, AND the husband is the covered Annuitant, then we will waive 60% of the Scheduled Purchase Payment. We will calculate the Monthly Income Benefit and Death Benefit under the contract as if you had paid the waived Scheduled Purchase Payment when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract.

     We will credit the disability benefit provided under this rider on each Monthly Due Date during a period beginning from the date of total disability to the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the covered Annuitant's recovery from total disability; and

      (5) the covered Annuitant's death.

     Benefits take effect only after 90 days of continuous total disability. Once satisfactory proof of disability is received at our Home Office and benefits take effect, we will waive Scheduled Purchase Payments missed during the 90 day period and will reapply any Scheduled Purchase Payments you made during that period to the Guarantee Account. If the claim is denied and Scheduled Purchase Payments have not been made, the Scheduled Installments will be considered missed and will need to be made in accordance with the "Guaranteed Minimum Income Payments" provision in this prospectus in order to maintain your right to Guaranteed Minimum Income Payments on the Annuity Commencement Date.

  . UNEMPLOYMENT BENEFIT RIDER -- This rider provides that if the covered Annuitant becomes involuntarily unemployed, all or a portion of the Scheduled Purchase Payments due during the period of unemployment (up to a maximum of one year per five-year period -- the "benefit period") will be waived. Also, we will waive all or a portion of Purchase Payments required for other riders due during the period we waive the Scheduled Purchase Payments for the Unemployment Benefit Rider. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes unemployed. For instance if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes unemployed and the husband is the covered Annuitant, we will waive 60% of the Scheduled Purchase Payment.

     To receive this benefit:

      (1) the covered Annuitant must be receiving state unemployment benefits for at least 90 consecutive days;

      (2) the rider must be in effect for one year; and

      (3) we must receive satisfactory proof of unemployment at our Home Office.

     Satisfactory proof of unemployment consists of a letter from the appropriate state government department responsible for administering unemployment benefits.

     Benefits will be covered for only one benefit period during any five-year period. We will consider a period of unemployment as a continuation of the previous benefit period if:

      (1) the unemployment occurs within 30 days of the end of a benefit period; and

      (2) the full year of the benefit period has not been completed.

     If the covered Annuitant becomes unemployed during the first contract year, we will waive Scheduled Purchase Payments beginning on the next contract anniversary if:

      (1) the covered Annuitant has been receiving state unemployment benefits for at least 90 consecutive days; and

      (2) the period of unemployment continues through the date the rider has been in effect for one year.

     Although the maximum benefit period is one year, the benefit period will not continue beyond the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the Monthly Due Date after we receive your request to end the rider;

      (5) the loss of state unemployment benefits; and

      (6) the covered Annuitant's death.

     If the benefit provided by this rider ends before the Annuity Commencement Date, you must resume making Scheduled Purchase Payments in order to keep your right to Guaranteed Minimum Income Payments in effect.

     We will not credit the benefits provided by this rider if the unemployment is:

      (1) voluntary;

      (2) caused by a self-inflicted injury; or

      (3) the result of being in prison for a period exceeding 90 days.

     The waiver of Scheduled Purchase Payments provided by this rider will not increase your Surrender Value prior to the Annuity Commencement Date. However, we will calculate the Monthly Income Benefit and the Death Benefit available under the contract as if you had paid the Scheduled Purchase Payment when due.

  . JOINT ANNUITANT LIFE RIDER -- This rider is only available for spouses. This rider provides that if a covered Joint Annuitant dies, all or a portion of the Scheduled Purchase Payments will be waived. Portions of Scheduled Purchase Payments are waived in cases of Joint Owners/Joint Annuitants where one spouse dies. For example, if a husband is covered for 60% of the monthly Scheduled Purchase Payment and he passes away, then we will waive 60% of the Scheduled Purchase Payment from the date of the husband's death until the Annuity Commencement Date. We will calculate the Monthly Income Benefit and Death Benefit under this contract as if the Scheduled Purchase Payments waived had been paid when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

     Benefits under this rider will be covered from the date of the covered Annuitant's death until the earlier of:

      (1) the contract anniversary on or next following the surviving Joint Annuitant's 65th birthday; and

      (2) the Annuity Commencement Date.

The charges for the optional riders are in addition to your Scheduled Purchase Payments. The amount paid for the optional riders is taken prior to the allocation of any assets to any account. The riders and your contract's data pages provide more detailed information about the riders including certain conditions and limitations. The riders may not be available to Qualified Contracts, available in all states, or available in all markets.

VALUATION DAY AND VALUATION PERIOD

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for on days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

VALUATION OF ACCUMULATION UNITS

Upon allocation or transfer to the Subaccount, we convert payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the dollar amount directed to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which the Scheduled Purchase Payment or Immediate Installment is invested in the Subaccount. Therefore, Scheduled Purchase Payments allocated or Immediate Installments transferred to the Subaccount increase the number of Accumulation Units credited to the contract.

Partial withdrawals, surrenders, payment of a Death Benefit, and the application of Subaccount Value to acquire Monthly Income Payments on the Annuity Commencement Date all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution, so that the unit value is not impacted. Also, if we take into account a charge or credit for any reserved taxes, which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Variable Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

SURRENDER AND PARTIAL WITHDRAWALS

We will allow you to surrender your contract or withdraw a portion of your Contract Value, at any time before the Annuity Commencement Date upon your written request, subject to the conditions set forth below.

Partial withdrawals must be at least $100. A partial withdrawal or surrender is effective as of the Valuation Day we receive your request at our Home Office in a form acceptable to us. Unless you request otherwise, we will take any partial withdrawal:

   (1) first from the Guarantee Account;

   (2) then from the Immediate Installment Account; and

   (3) finally from the Subaccount.

You may need to make Scheduled Purchase Payments when you otherwise would not have to, if you had taken partial withdrawals from the Guarantee Account and/or the Immediate Installment Account and the amounts remaining in such accounts are insufficient to fully make your Scheduled Installments.

Partial withdrawals and surrender may be subject to surrender and/or access charges and a Market Value Adjustment. When taking a partial withdrawal, any applicable surrender charge, access charge, Market Value Adjustment and/or any applicable premium tax will be taken from the amount withdrawn. Effective April 1, 2012, we will waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a partial withdrawal. In such a case, you may still be subject to a Market Value Adjustment. See the "Charges and Other Deductions" provision in this prospectus. A partial withdrawal may also reduce the amount of your Death Benefit. See "The Death Benefit" provision in this prospectus.

You may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5; however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

You may also surrender your contract on the Annuity Commencement Date (which must be a date at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

We will delay making a payment if:

   (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Variable Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC may prescribe as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since Owners will not have access to their account.

In addition, we are required by state law to reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for partial withdrawals and surrenders for up to six months from the date we receive your payment request. See the "Requesting Payments" provision of this prospectus for more information on circumstances in which we may delay making payments under the contract.

Partial withdrawals and surrender may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to income tax withholding. See the "Federal Income Tax Matters" provision in this prospectus.

TELEPHONE WITHDRAWALS. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You only can surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

  . confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.

To request a telephone withdrawal, please call us at 800.352.9910.

SPECIAL NOTE ON RELIABILITY. Please note that our telephone system may not always be available. Any telephone system, whether it is ours, yours, your service provider's or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office at the address listed on page 2 of this prospectus.

REPAYMENT OF PARTIAL WITHDRAWALS OF SUBACCOUNT VALUE. To remain eligible to receive Guaranteed Minimum Income Payments (or partial Guaranteed Minimum Income Payments if you are eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract), you must repay the amount of any partial withdrawal received from the Subaccount PLUS any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date (such date must be a date at least 10 years from the date the contract is issued). If the repayment is not made by the Monthly Due Date next following the date of the partial withdrawal, we will charge you interest at an effective annual rate of 6% on the total amount withdrawn from the Subaccount.

It is important to understand that, because surrender charges may apply, the amount you receive from the Subaccount may not be the same as the amount we withdraw from the Subaccount. You must repay the amount you received from the Subaccount, PLUS interest and any premium taxes paid on the partial withdrawal. Therefore, the amount you repay includes:

  .  the amount you receive from the Subaccount; PLUS

  . interest we assess on the amount withdrawn from the date of the partial withdrawal until the date of repayment; PLUS

  . the amount of any premium taxes assessed on amounts withdrawn from the Subaccount.

We allocate any repayment (after deducting for interest) to the Subaccount as of the date we receive it. When you repay the amount of each partial withdrawal from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge taken for the repaid amount. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same Valuation Day your repayment of the partial withdrawal is received.

You should consult your tax adviser concerning repayments as we consider repayments after deducting interest charges to be new Purchase Payments for tax purposes (i.e., if the repayment is withdrawn again, that partial withdrawal will be taxed). In addition, taking a partial withdrawal may subject you to an ordinary income tax, AND a 10% IRS penalty tax if you are younger than age
59 1/2 at the time the partial withdrawal is taken. You may be subject to the income tax and penalty tax EVEN IF YOU REPAY ALL AMOUNTS OUTSTANDING. Consequently, it is very important that you consult your tax adviser prior to taking any partial withdrawals.

If you take multiple partial withdrawals, we will apply repayments to the most recent partial withdrawal first.

Partial withdrawals from the Guarantee Account and the Immediate Installment Account do not have to be repaid to maintain your right to Guaranteed Minimum Income Payments. Generally, taking partial withdrawals from the Guarantee Account or Immediate Installment Account will not affect your right to receive Guaranteed Minimum Income Payments. However taking partial withdrawals from the Guarantee Account or Immediate Installment Account may require you to make Scheduled Purchase Payments (or higher Scheduled Purchase Payments). If such Scheduled Purchase Payments are not made, you could lose your right to receive the Guaranteed Minimum Income Payments.

SURRENDER VALUE. The amount payable on surrender of the contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us. The Surrender Value equals the Contract Value on the Valuation Day we receive your request, less any applicable surrender charge, access charge, and any applicable premium tax charge. We will pay the Surrender Value in a lump sum, unless you elect one of the Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus. We may waive surrender charges and access charges upon surrender if you elect certain Optional Payment Plans. See the "Charges and Other Deductions" provision in this prospectus.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts, including the surrender charge and access charge, if applicable. See below and the "Sales of the Contract" provision in this prospectus.

We will deduct the charges described below to cover our costs and expenses, the services provided, and our risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  monthly billing and electronic fund transfer transactions;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing tax forms;

  .  providing contract confirmations and periodic statements;

  .  maintaining an internet service site; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the Guaranteed Minimum Income Payments will exceed the calculated variable Income Payments;

  .  the risk that the Death Benefit will be greater than the Surrender Value;

  . the risk that Annuitant(s) will live longer than we assumed in calculating the contract guarantees (these guarantees are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

SURRENDER CHARGES, ACCESS CHARGES, AND MARKET VALUE ADJUSTMENTS

We may assess a surrender charge (on payments allocated to the Subaccount and the Guarantee Account) or an access charge (on payments allocated to the Immediate Installment Account) on partial withdrawals of Contract Value or surrender of the Contract. We will also apply a Market Value Adjustment to determine the Immediate Installment Account Value available for partial withdrawal from the Immediate Installment Account or full surrender of the contract.

Unless we receive other instructions, we will first withdraw amounts from:

   (1) the Guarantee Account; then

   (2) from the Immediate Installment Account; and finally

   (3) from the Subaccount.

We will deduct any surrender charge and access charge from the amounts you withdraw.

SURRENDER CHARGE FROM ASSETS IN THE SUBACCOUNT AND THE GUARANTEE ACCOUNT. The surrender charge for amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account is a percentage of the lesser of:

   (1) Scheduled Installments made to date and not previously withdrawn (partial withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

   (2) the amount withdrawn.

The surrender charge percentage is as follows:

                       SURRENDER CHARGE
                     (AS A PERCENTAGE OF
                        THE LESSER OF
                    SCHEDULED INSTALLMENTS
  CONTRACT YEAR      MADE TO DATE AND NOT
IN WHICH SURRENDER   PREVIOUSLY WITHDRAWN
   OR PARTIAL           AND THE AMOUNT
WITHDRAWAL IS MADE        WITHDRAWN)
------------------------------------------
        1                     9%
        2                     8%
        3                     7%
        4                     6%
        5                     5%
        6                     4%
        7                     3%
        8                     2%
   9 and after                1%
------------------------------------------

Examples:

 Assuming:

  .  you have made Purchase Payments of $18,000;

  . your Contract Value is $20,000 ($17,000 in the Subaccount and $3,000 in the Guarantee Account), $15,000 of which is from Scheduled Installments;

  .  you have no value in the Immediate Installment Account;

  .  you request a partial withdrawal of $10,000 in Contract Year 5; and

  .  you are not eligible for reduced Guaranteed Minimum Income Payments.

 Your surrender charge will be $500 (the lesser of 5% of $10,000 and 5% of $15,000). We take the partial withdrawal from the Guarantee Account ($3,000) and from the Subaccount ($7,000). You will receive a net check of $9,500 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay the $6,650 to the Subaccount within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $6,650 received) within 12 months of the partial withdrawal.

The following chart depicts the partial withdrawal.

                                               ACCOUNT
                                ------------------------------------
                                              GUARANTEE
                                 SUBACCOUNT    ACCOUNT      TOTAL
---------------------------------------------------------------------
Beginning Contract Value        $     17,000   $3,000   $     20,000
---------------------------------------------------------------------
Amount Withdrawn                $      7,000   $3,000   $     10,000
---------------------------------------------------------------------
Remaining Contract Value        $     10,000   $    0   $     10,000
---------------------------------------------------------------------
Surrender Charge                $       (350)  $ (150)  $       (500)
---------------------------------------------------------------------
Net Amount Paid to You          $      6,650   $2,850   $      9,500
---------------------------------------------------------------------
Amount to Reinstate Guaranteed
 Minimum Income Payment         $      6,650            $      6,650
 (+ Interest)                    (+ interest)  $    0    (+ interest)
---------------------------------------------------------------------
Amount We Add to the
 Subaccount                     $        350   $    0   $        350
---------------------------------------------------------------------
Account Value After Repayment*  $     17,000   $    0   $     17,000
---------------------------------------------------------------------

*Assuming no growth in the Subaccount.

 However, if you withdraw $17,000, your surrender charge will be $750 (5% of $15,000). The remaining value in the Guarantee Account is $0 and the remaining value in the Subaccount is $3,000. You will receive a net check of $16,250 assuming there are no premium taxes or income taxes withheld. To reinstate your right to Guaranteed Minimum Income Payments you must repay to the Subaccount $13,400 within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $13,400 received) within 12 months of the partial withdrawal.

 You will not be assessed a surrender charge on any amounts withdrawn greater than the amount of Scheduled Installments made.

Current market conditions may affect the impact of the surrender charges on your contract.

 Assuming the amount of Scheduled Installments made to date equals $10,000, your Contract Value equals $20,000, and you fully surrender your contract in the third Contract Year, we would assess a surrender charge of $700 (7% of $10,000) with a net check to you of $19,300 assuming there are no premium taxes or income taxes withheld. However, if there is a market decline so your Contract Value is $9,000, and you request a full surrender, we would assess a surrender charge of $630 (the lesser of 7% of $9,000 and 7% of $10,000) with a net check to you of $8,370 assuming there are no premium taxes or income taxes withheld.

WE APPLY A MARKET VALUE ADJUSTMENT TO ANY DEATH BENEFIT, SURRENDER, OR PARTIAL WITHDRAWAL PAID FROM THE IMMEDIATE INSTALLMENT ACCOUNT. WE WILL ALSO DEDUCT AN ACCESS CHARGE FROM YOUR PARTIAL WITHDRAWAL OR SURRENDER, BUT NOT FROM ANY AMOUNT PAID AS A DEATH BENEFIT.

We treat a partial withdrawal or surrender of Contract Value from the Immediate Installment Account as a proportional withdrawal or surrender of each of the remaining future Immediate Installments. We also assess an access charge on amounts you surrender or partially withdraw from the Immediate Installment Account. This charge is a percentage of the Immediate Installment Account Value withdrawn.

The concept of calculating a Market Value Adjustment on the Immediate Installment Account is different from many other Market Value Adjustment calculations. Unlike traditional Market Value Adjustments where the present account value is known, here we know the future value of the Immediate Installments and we need to calculate the present value. Therefore, we must determine the present value before we can determine what you receive upon surrender or partial withdrawal.

First, we use the interest rate in effect when you made your Flexible Purchase Payment into the Immediate Installment Account to discount each future Immediate Installment back to its present book value. We then sum all of these present values to calculate the value, before the application of any Market Value Adjustment.

Next, we determine your Immediate Installment Account Value by applying the Market Value Adjustment. We calculate the Market Value Adjustment factor separately for each Immediate Installment. The Market Value Adjustment for each Immediate Installment is equal to the present book value of that installment times the Market Value Adjustment factor for that installment. The Market Value Adjustment factor is:

                          ((1 + i) / (1 + j))/n/ - 1

where:

n     =  the number of months until the Immediate
         Installment for a particular Flexible Purchase
         Payment will be transferred to the Subaccount
i     =  the original interest rate we used for the Immediate
         Installment when you made the Flexible Purchase
         Payment to the Immediate Installment Account
j     =  the current interest rate we use for a new Flexible
         Purchase Payment of (m/12) years that we currently
         make available for the Immediate Installment
         Account ((m/12) is rounded up to a whole number of
         years)
m     =  the number of months until the last Immediate
         Installment for that Flexible Purchase Payment will
         be transferred to the Subaccount

The total Market Value Adjustment for the contract is the sum of each Market Value Adjustment calculated for each Immediate Installment. The Immediate Installment Account Value is the sum of the present book value of each Immediate Installment PLUS the total Market Value Adjustment for the contract. Two examples of how the Market Value Adjustment would work follow.

Examples:

EXAMPLE 1


           EXAMPLE OF WITHDRAWAL FROM IMMEDIATE INSTALLMENT ACCOUNT

 Assuming:

  . At issue, you made a Flexible Purchase Payment with transfers of $645 for 264 months;

  . On the first contract anniversary, you made a Flexible Purchase Payment with transfers of $90 for 72 months;

  . Your value (before the application of any Market Value Adjustment) in the Immediate Installment Account at the end of the second Contract Year is $98,380. Of this amount, $93,400 is attributable to the initial Flexible Purchase Payment; the remaining $4,980 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  . Your Immediate Installment Account Value at the end of the second Contract Year is $100,000. Of this amount, $95,000 is attributable to the initial Flexible Purchase Payment; the remaining $5,000 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  .  You have no value in the Guarantee Account;

  . You have not previously withdrawn amounts from the Immediate Installment Account;

  .  You request a partial withdrawal of $2,000 at the end of year 2;

  . At the end of year 2, the access charge for transfers established for the initial Flexible Purchase Payment is 6%;

  . At the end of year 2, the access charge for transfers established for the second Flexible Purchase Payment is 5% (because there are 60 transfers remaining).

 The amount of withdrawal of value attributable to the initial Flexible Purchase Payment is $1,900 ($2,000 x $95,000/$100,000). The remaining $100 is withdrawn from the value attributable to the second Flexible Purchase Payment. Your access charge will be $119 (6% of $1,900 PLUS 5% of $100). You will receive a net check of $1,881 assuming there are no premium taxes or income taxes withheld.

 Transfers for the initial Flexible Purchase Payment will be reduced by $12.90 ($645 x $2,000/$100,000) so the amount of the transfer subsequent to the withdrawal will be $632.10. Transfers for the second Flexible Purchase Payment will be reduced by $1.80 ($90 x $2,000/$100,000) so the amount of its transfer subsequent to the withdrawal will be $88.20.

EXAMPLE 2

 The second example below shows the total impact of the Market Value Adjustments applicable to future Immediate Installments of $1,000 for 120 months under hypothetical future monthly interest rates.

 The example assumes a Flexible Purchase Payment of $90,524 (without the assessment of any premium tax) and that the level monthly interest rate determined at payment of the Flexible Purchase Payment is assumed to be 0.50%. As illustrated below, interest rates are assumed to be volatile during the 3 months following the Flexible Purchase Payment. In the first month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%. As a result of this drop, Immediate Installment Account value increases. In the second month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have increased to 0.5833%. As a result of this increase, Immediate Installment Account value decreases. In the third month following the Flexible Purchase Payment, interest rates for a similar Flexible Purchase Payment have decreased to 0.5%. As a result of this decrease, the current level monthly interest rate equals the level monthly interest rate at purchase and Immediate Installment Account value does not change because of the Market Value Adjustment.

                                   VALUATION DAY
                        ----------------------------------
                                 1 MONTH  2 MONTHS 3 MONTHS
                        DATE OF   AFTER    AFTER    AFTER
                        PURCHASE PURCHASE PURCHASE PURCHASE
-----------------------------------------------------------
Beginning of
Month Value
(before Market
Value Adjustment and
transfer)               $90,524  $89,971  $89,416  $88,858
-----------------------------------------------------------
Immediate Installment
Transfer Amount         $ 1,000  $ 1,000  $ 1,000  $ 1,000
-----------------------------------------------------------
Beginning of
Month Value
(before Market Value
Adjustment
and after transfer)     $89,524  $88,971  $88,416  $87,858
-----------------------------------------------------------
Level Monthly Interest
Rate at Purchase            0.5%     0.5%     0.5%     0.5%
-----------------------------------------------------------
Current Level Monthly
Interest Rate               0.5%  0.4167%  0.5833%     0.5%
-----------------------------------------------------------
Current Market Value
Adjustment Amount       $     0  $ 4,093  $(3,791) $     0
-----------------------------------------------------------
Immediate Installment
Account Value           $89,524  $93,064  $84,625  $87,858
-----------------------------------------------------------
Access Charge
Percentage                    6%       6%       6%       6%
-----------------------------------------------------------
Surrender Value         $84,153  $87,480  $79,547  $82,587
-----------------------------------------------------------

EXAMPLE 3

 The third example shows the actual calculation of the Market Value Adjustment for a representative number of Immediate Installments. The total Market Value Adjustment at any time will be the sum of the Market Value Adjustments for all remaining Immediate Installments. The example assumes a Flexible Purchase Payment of $90,525, Immediate Installments of $1,000 per month for 120 months and a level monthly interest rate of 5%. No premium taxes are assumed. The example shows that the present value of the Immediate Installment Account increases because the current Market Value Adjustment factor is less than the level monthly interest rate when the Flexible Purchase Payment was allocated to the Immediate Installment Account.

                                    LEVEL
               IMMEDIATE           MONTHLY   PRESENT
              INSTALLMENT  MONTHS  INTEREST  VALUE AT
                FUTURE     UNTIL   RATE AT   PURCHASE
                 VALUE    TRANSFER PURCHASE    RATE
------------------------------------------------------
               $  1,000     118      0.5%   $   557.92
------------------------------------------------------
               $  1,000     117      0.5%   $   560.71
------------------------------------------------------
               $  1,000     116      0.5%   $   563.51
------------------------------------------------------
                    ...     ...      0.5%          ...
------------------------------------------------------
                    ...     ...                    ...
------------------------------------------------------
                            ...                    ...
------------------------------------------------------
               $  1,000       2      0.5%   $   990.07
------------------------------------------------------
               $  1,000       1      0.5%   $   995.02
------------------------------------------------------
               $  1,000       0      0.5%   $ 1,000.00
------------------------------------------------------
TOTAL PRIOR
 TO TRANSFER   $119,000                     $89,971.44
------------------------------------------------------
TOTAL AFTER
 TRANSFER      $118,000                     $88,971.44
------------------------------------------------------

              CURRENT   CURRENT
               LEVEL     MARKET    CURRENT     PRESENT
              MONTHLY    VALUE      MARKET    VALUE OF
              INTEREST ADJUSTMENT   VALUE     IMMEDIATE
                RATE     FACTOR   ADJUSTMENT INSTALLMENT
--------------------------------------------------------
              0.4167%    .10284   $   56.86  $   614.78
--------------------------------------------------------
              0.4167%    .10192   $   56.64  $   617.34
--------------------------------------------------------
              0.4167%    .10101   $   56.40  $   619.92
--------------------------------------------------------
              0.4167%       ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
              0.4167%    .00166   $    1.64  $   991.71
--------------------------------------------------------
              0.4167%    .00083   $     .83  $   995.85
--------------------------------------------------------
              0.4167%         0   $       0  $ 1,000.00
--------------------------------------------------------
TOTAL PRIOR
 TO TRANSFER                      $4,093.06  $94,064.50
--------------------------------------------------------
TOTAL AFTER
 TRANSFER                         $4,093.06  $93,064.50
--------------------------------------------------------

  .The date of valuation and any Market Value Adjustment is one month after the Flexible Purchase Payment. In that first month, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%.

After we calculate the Market Value Adjustment, we determine the Surrender Value. To determine Surrender Value from the Immediate Installment Account, we subtract the appropriate access charge (determined separately for the Immediate Installments of each Flexible Purchase Payment) from the Immediate Installment Account Value.

We calculate the access charge as a percentage of the Immediate Installment Account Value withdrawn. The closer the surrender or partial withdrawal is to the date established for Immediate Installment transfers for that particular Flexible Purchase Payment to end, the lower the amount of the access charge will be. The amount of the access charge is as follows:

     NUMBER OF YEARS
    REMAINING ON EACH
    FLEXIBLE PURCHASE             ACCESS CHARGE
  PAYMENT UNTIL THE DATE       (AS A PERCENTAGE OF
ESTABLISHED FOR INSTALLMENT   IMMEDIATE INSTALLMENT
     TRANSFERS TO END        ACCOUNT VALUE WITHDRAWN)
-----------------------------------------------------
        6 or more                       6%
    5 but less than 6                   5%
    4 but less than 5                   4%
    3 but less than 4                   3%
    2 but less than 3                   2%
    1 but less than 2                   1%
    0 but less than 1                   1%
-----------------------------------------------------

The amount payable for a partial withdrawal or surrender from the Immediate Installment Account will be:

   (1) the amount of the partial withdrawal or surrender MINUS any access charge; MINUS

   (2) any applicable premium taxes.

Because we take the partial withdrawal proportionally from each future Immediate Installment, the access charge is a weighted average of the access charge for each such installment. This weighted average is:

   (1 MINUS the ratio of Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value)

The amount payable for a partial withdrawal is therefore the amount of the partial withdrawal multiplied by the ratio of the Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value.

WAIVER OF SURRENDER AND ACCESS CHARGES. We will waive all surrender charges and access charges if you surrender your contract and apply your Contract Value (PLUS or MINUS any applicable Market Value Adjustment) to one of the following Optional Payment Plans:

   (1) Optional Payment Plan 1 (Life Income with Period Certain);

   (2) Optional Payment Plan 2 (Income for a Fixed Period of 10 or more years);
       or

   (3) Optional Payment Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the plan will be your Contract Value, which includes any applicable Market Value Adjustment, MINUS any premium tax.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and access charges (as well as any applicable Market Value Adjustment and any applicable premium tax) against your Contract Value. We will apply the Surrender Value to the selected plan. See the "Optional Payment Plans" provision in this prospectus.

Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you take a partial withdrawal or elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment. If you take a partial withdrawal, you may lose your rights to Guaranteed Minimum Income Payments under the contract. If you take a full surrender, you will lose all rights to Guaranteed Minimum Income Payments under the contract.

In addition, you may also surrender your contract on the Annuity Commencement Date (which must be at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to your Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

We deduct from the Subaccount in the Variable Account an amount, computed daily, equal to an effective annual rate of 1.50% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The asset charge reduces the value of Accumulation Units and Annuity Units. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35%.

DEDUCTIONS FOR TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity either from Purchase Payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, Income Payments, and Death Benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. The amount of premium tax assessed depends upon the laws of the state in which you reside. The premium tax generally ranges from 0.0% to 3.5%.

PURCHASE PAYMENTS FOR THE OPTIONAL RIDERS

The cost of the optional riders varies based on the Annuitant's age, gender, and the amount and duration of the Scheduled Purchase Payments. Payments for all optional riders are due with each Scheduled Purchase Payment. See the "Fee Tables" for the maximum charge assessed for the optional riders.

OTHER CHARGES AND DEDUCTIONS

The Total Return Fund incurs certain fees and expenses. To pay for these charges, the Total Return Fund makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund.

We assess interest charges at an effective annual rate of 6% on any missed Scheduled Installment. In addition, we also assess interest at an effective annual rate of 6% on any partial withdrawal taken from the Subaccount. This interest is assessed from the date of the partial withdrawal until the date of repayment. See "The Contract" and the "Surrenders and Partial Withdrawals" provisions in this prospectus.

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the "Sales of the Contract" provision in this prospectus.

THE DEATH BENEFIT

DEATH BENEFIT UPON DEATH OF AN OWNER BEFORE THE ANNUITY COMMENCEMENT DATE

If any Owner, other than a spousal Joint Owner (or Annuitant if the Owner is a non-natural person) dies before the Annuity Commencement Date, we will pay a Death Benefit to the Designated Beneficiary.

We calculate the Death Benefit as of the Valuation Day that we receive due proof of death and all required forms at our Home Office. Until we receive due proof of death and all required forms, Immediate Installments will continue to be transferred from the Immediate Installment Account, and Purchase Payments, if received, will continue to be applied to the Immediate Installment Account, Guarantee Account and/or the Subaccount, as appropriate. Further, until we receive complete written settlement instructions from the Designated Beneficiary, values adjusted for transfers will remain in the Variable Account, the Guarantee Account, and the Immediate Installment Account. The Death Benefit therefore will fluctuate with the performance of the Variable Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death) and all required forms, we will process the Death Benefit in accordance with your or your Designated Beneficiary's instructions, subject to distribution rules and termination of contract provision discussed in the contract and elsewhere in this prospectus.

Unless otherwise required to be distributed pursuant to the distribution rules stated below, we will pay Death Benefit proceeds in a lump sum unless you or your Designated Beneficiary elect one of our Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus.

DEATH BENEFIT AMOUNT

The Death Benefit equals the greater of:

  . the sum of Purchase Payments received (excluding payments made for any available optional riders) MINUS partial withdrawals as of the Valuation Day we receive due proof of death and all required forms at our Home Office; and

  . the Contract Value (including any Market Value Adjustment for any amounts withdrawn from the Immediate Installment Account) as of the Valuation Day we receive due proof of death and all required forms at our Home Office.

REQUIRED DISTRIBUTIONS

In certain circumstances, federal tax law requires that distributions be made under the contract upon the death of:

  .  an Owner or Joint Owner; or

  . the Annuitant or Joint Annuitant, if any Owner is a non-natural person (i.e., an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any Owner (or any Annuitant, if the Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

   (1) Owner or Joint Owner;

   (2) Primary Beneficiary;

   (3) Contingent Beneficiary; or

   (4) Owner's estate.

If there is more than one Designated Beneficiary, we will treat each one separately in applying the distribution rules prescribed by the tax laws as briefly described in the "Distribution Rules" provision below.

We should be notified immediately by telephone or in writing upon the death of an Owner or an Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional Purchase Payments will be accepted (unless the Designated Beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named Designated Beneficiary(ies) and any other information necessary to process applicable proceeds.

DISTRIBUTION RULES

The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the contract is owned by a non-natural entity). Upon receipt of due proof of death and all required forms, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

  . SPOUSES -- If the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, except under certain types of Qualified Contracts, we will continue the contract in force with the surviving spouse as the new Owner and as the sole Annuitant. For contracts issued as IRAs (or custodial IRAs), if the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, then the surviving spouse (or the custodian for the benefit of the surviving spouse) may continue the contract. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply. If the Designated Beneficiary is the surviving spouse of the deceased person but not a Joint Annuitant, the rules for non-spouses will apply.

  . NON-SPOUSES -- If the Designated Beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

      (1) receive the Death Benefit and any interest that has been earned in one lump sum payment upon receipt of due proof of death and all required forms;

      (2) receive the Death Benefit at any time during the five year period following the date of death. See the "Requesting Payments" provision in this prospectus;

      (3) apply the Death Benefit to provide an Income Payment under Optional Payment Plan 1 or Optional Payment Plan 2. The first Income Payment must be made no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy.

If the Designated Beneficiary makes no choice within 30 days following receipt of due proof of death and all required forms at our Home Office, we will pay the Death Benefit at any time during the five year period following the date of death (number (2) above). Due proof of death must be provided within 90 days of the date of death. If due proof of death is not provided within 90 days of the date of death, we will pay the Contract Value as of the Valuation Day of receipt of due proof of death. We will not accept any Purchase Payments after we receive due proof of the non-spouse's death. If the Designated Beneficiary dies before we distribute the entire Death Benefit, we will pay in a lump sum any value remaining to the person named by the

Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary's estate.

Under numbers (1) and (2) above, the contract will terminate when we pay the Death Benefit. Under number (3) above, this contract will terminate when we apply the Death Benefit to provide Income Payments.

Within 30 days of the date of receipt of due proof of death and all required forms, a non-spousal Joint Annuitant that is also the surviving Owner may use the proceeds from number (1) above to purchase a contract with current terms and values substantially similar to this contract, as of the date of receipt of due proof of death and all required forms, including but not limited to the Guaranteed Minimum Income Payment, the value in each investment, Scheduled Installments, Scheduled Purchase Payments, surrender and access charges, and the Annuity Commencement Date. Any missed Scheduled Installments will still be due.

DEATH BENEFIT AFTER THE ANNUITY COMMENCEMENT DATE

If any Annuitant dies after the Annuity Commencement Date, monthly Income Payments will be made as stated in the section discussing monthly Income Payments. See the "Benefits at Annuity Commencement Date" provision in this prospectus.

BENEFITS AT ANNUITY COMMENCEMENT DATE

You must select an Annuity Commencement Date on your application. In order to receive Guaranteed Minimum Income Payments under this contract, all contract requirements must be met. The Annuity Commencement Date selected at the time of application must be at least 10 years from the date the contract is issued and may not be changed once the contract is issued. The Annuity Commencement Date cannot be any later than the contract anniversary following the Annuitant's 90th birthday (or younger Annuitant's 90th birthday in the case of Joint Annuitants). If your contract was purchased in conjunction with an Annuity Cross Funding Program, your Annuity Commencement Date for this contract and the Funding Annuity must be same. IF YOU CHANGE THE ANNUITY COMMENCEMENT DATE UNDER THE FUNDING ANNUITY CONTRACT, YOU WILL NO LONGER BE ELIGIBLE FOR GUARANTEED MINIMUM INCOME PAYMENTS.

If the sole or last surviving Annuitant is still living on the Annuity Commencement Date and you have met all contractual requirements, we will pay you or your designated payee the monthly Income Payments that are guaranteed not to go below the minimum amount as stated on your contract's Data Pages and as described below beginning on that date unless you elected to receive payment in a lump sum. As provided in your contract, we may adjust the Annuitant(s)' age(s) used to determine the first Annual Variable Annuity Benefit, and we may deduct premium taxes from your payments.

Monthly Income Payments are made under a life Income Payment plan with a period certain of 10, 15, 20, 25, 30, 35, 40, 45, or 50 years. If you do not select a period certain we will use a life Income Payment plan with a 10 year period certain. If the Annuitant dies after the Annuity Commencement Date, AND monthly Income Payments were being made under a life Income Payment plan with a period certain, payments will continue to be made to the named Beneficiary(ies) until the end of the period certain. For instance, if monthly Income Payments are being paid under a life Income Payment plan with a period certain of 20 years and the Annuitant dies in the 10th year of monthly Income Payments, payments will continue to be made to the Annuitant's named Beneficiary(ies) for a period of 10 more years.

We determine your monthly Income Payments when the guarantee is in effect based on the Calculated Level Monthly Benefit. The Calculated Level Monthly Benefit is derived from the Annual Variable Annuity Benefit. The Calculated Level Monthly Benefit is one-twelfth of the Annual Variable Annuity Benefit PLUS level interest over a twelve-month period. The interest rate for each Annuity Year is the rate we declare for a twelve-month certain single purchase payment immediate fixed annuity, as of the Annuity Commencement Date or applicable Annuity Commencement Date Anniversary, for this contract.

The dollar amount of the first Annual Variable Annuity Benefit is a function of:

  .  the amount of your Contract Value on the Annuity Commencement Date; and

  .  the annuity purchase rates shown in your contract.

The annuity purchase rates vary based on the age (and, for certain contracts, gender) of the Annuitant(s) as well as the certain period that was selected. Generally, the longer the life expectancy of the Annuitant(s) or the longer the certain period selected, the smaller the first Annual Variable Annuity Benefit will be. The benefit is calculated by:

   (1) dividing the Contract Value on the Annuity Commencement Date (less any applicable premium tax) by $1,000; and

   (2) multiplying the result by the applicable annuity purchase rate.

This amount is then "applied" to "acquire" Annuity Units. We determine the number of Annuity Units credited to a contract by dividing the dollar amount of the first Annual Variable Annuity Benefit by the Annuity Unit value for the Valuation Period ending on the Annuity Commencement Date or the first Valuation Period ending after the Annuity Commencement Date if the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or the Total Return Fund does not value its shares. The value of your Annuity Units changes daily as a result of the investment performance of the Subaccount.

We determine the dollar amount of each subsequent Annual Variable Annuity Benefit on each anniversary of the Annuity Commencement Date by multiplying the Annuity Unit value for the Valuation Period, or the first Valuation Period ending after the Annuity Commencement Date if the anniversary of the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or on a date when the Total Return Fund does not value its shares by the number of Annuity Units credited to the contract.

The Annuity Unit value equals (a) x (b) where:

   (a) equals the Annuity Unit value for the preceding Valuation Period; and

   (b) equals (i) x (ii) where:

      (i) is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

     (ii) is an assumed discount rate equal to .99990575 raised to a power equal to the number of days in the Valuation Period.

If the Guaranteed Minimum Income Payment does not apply and the net investment return for the Subaccount over an Annuity Year is equal to 3.5% (the interest rate we use in calculating the amount of the Annual Variable Annuity Benefit), the Annual Variable Annuity Benefit for that Annuity Year will equal the benefit for the prior year. To the extent that such net investment return exceeds 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be greater than the benefit for the prior year. To the extent that such net investment return falls short of 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be less than the benefit for the prior year.

GUARANTEED MINIMUM INCOME PAYMENTS

If the Guaranteed Minimum Income Payment is in Effect

If you meet the conditions required under the contract for receipt of Guaranteed Minimum Income Payments (that is, within the time allowed, you paid all your Scheduled Installments and repaid the amount of any withdrawal received from the Subaccount PLUS interest and your Annuity Commencement Date was at least 10 years from the date the contract was issued), your monthly Income Payments after the Annuity Commencement Date will be at least equal to the Guaranteed Minimum Income Payments.

We will calculate your initial Calculated Level Monthly Benefit as discussed above under the "Benefits at Annuity Commencement Date" provision in this prospectus. If the initial monthly Income Payment is less than the Guaranteed Minimum Income Payment, your initial monthly Income Payment will equal the Guaranteed Minimum Income Payment. If this occurs, we will track the difference in the Adjustment Account that we establish on the Annuity Commencement Date. The value of the Adjustment Account will equal the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is 12 times the Guaranteed Minimum Income Payment MINUS 12 times the initial Calculated Level Monthly Benefit.

Monthly Income Payments will remain constant for an Annuity Year. At the beginning of each subsequent Annuity Year, we will determine the amount of the monthly Income Payments for that Annuity Year.

For monthly Income Payments after the first Annuity Year, the actual payment is the greater of (a) and (b), where:

   (a) is the subsequent Calculated Level Monthly Income Benefit MINUS 1/12 of any value in the Adjustment Account as of the date of the last monthly Income Payment; and

   (b) is the Guaranteed Minimum Income Payment.

For subsequent monthly Income Payments after the first Annuity Year, the value of the Adjustment Account will be the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is the value of the Adjustment Account as of the date that we determined the last monthly Income Payment, PLUS 12 times the actual subsequent monthly Income Payment, MINUS 12 times the subsequent Calculated Level Monthly Benefit.

In other words, you will not receive any of the Subaccount's gain until the Adjustment Account has been repaid from any future performance of the Subaccount.

The Guaranteed Minimum Income Payment is determined at contract issue and is based on many factors. Individuals with the same factors will receive the same Guaranteed Minimum Income Payment. The factors include ages(s), gender(s), purchase date, Annuity Commencement Date chosen, Scheduled Installments, period certain, mortality, assumed interest rate, state in which the contract is issued, state premium tax (if any), and whether the contract is qualified or non-qualified.

Reduced Guaranteed Minimum Income Payments

For contracts issued as Non-Qualified Contracts participating in the Annuity Cross Funding Program, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided the contract is still in effect as of the Default Date (described below) and you have made all Scheduled Installments for a period of at least 60 months. For Qualified Contracts, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided your contract is still in effect as of the Default Date. The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

The Valuation Day you lose your right to full Guaranteed Minimum Income Payments under the contract is considered the "Default Date." You will lose your right to full Guaranteed Minimum Income Payments under the contract when you:

  . Miss a Scheduled Installment and do not pay that Scheduled Installment within 12 months of the date it was due, PLUS interest at an effective annual rate of 6% and any applicable monthly billing fees. You may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. See the "Reinstatement" provision in this prospectus; and/or

  . Take any withdrawals from the Subaccount and do not repay the amount withdrawn from the Subaccount within 12 months from the date of the withdrawal, PLUS interest at an effective annual rate of 6%.

If the due date of any missed payment falls on any date on which the New York Stock Exchange is not open for regular trading or on a date on which the Total Return Fund does not value its shares, the due date will occur on the next Valuation Day.

We will calculate the reduced Guaranteed Minimum Income Payment by taking (a) divided by (b) multiplied by (c), where:

   (a) is the total of Scheduled Installments paid to the Subaccount and not previously withdrawn prior to the Default Date;

   (b) is the total Scheduled Installments that are required to be paid into the Subaccount prior to the Annuity Commencement Date as shown on your contract's Data Pages (this date must be a date at least 10 years from the date the contract is issued); and

   (c) is the Guaranteed Minimum Income Payment (as shown on your contract's Data Pages).

Once the reduced Guaranteed Minimum Income Payment amount has been determined, we will not recalculate it again, even if subsequent Purchase Payments are made. In addition,

  . if partial withdrawals are taken from the Subaccount once the reduced Guaranteed Minimum Income Payment has been determined and you do not repay the partial withdrawals with interest, you will lose your right to Guaranteed Minimum Income Payments;

  . we will not further reduce your Guaranteed Minimum Income Payments as described above;

  . you may not begin Income Payments prior to the Annuity Commencement Date and still receive reduced Guaranteed Minimum Income Payments.

If the Guaranteed Minimum Income Payment is not in Effect

If the Guaranteed Minimum Income Payment is not in effect, you may still receive Income Payments or elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you elect to receive Income Payments, your actual Income Payments will be in the form of an annual variable Income Payment similar to a variable Income Payment described above under the "Benefits at Annuity Commencement Date" provision. There will be no Adjustment Account established.

OPTIONAL PAYMENT PLANS

You may apply your Death Benefit proceeds or your Surrender Value to an Optional Payment Plan. You will lose any Guaranteed Minimum Income Payments if you elect to apply your Surrender Value or Death Proceeds to an Optional Payment Plan. The terms of the Optional Payment Plan elected will then become applicable. If you surrender the contract and select Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years), or Optional Payment Plan 5, the amount applied to the Optional Payment Plan is the Contract Value, which includes any applicable Market Value Adjustment, MINUS any applicable premium tax. The amount we apply to calculate Income Payments is net of any applicable premium tax.

During the Annuitant's life, and before Income Payments begin, you (or the Designated Beneficiary at your death) can choose an Optional Payment Plan. If you change a Designated Beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Annuitant or Owner, your Designated Beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision in this prospectus.

We will make Income Payments under one of the Optional Payment Plans annually. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or the Annuitant if the Owner is a non-natural person), must conform to the rules outlined in the "Death Benefit" provision.

We may make an age adjustment to determine the amount of the Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

The Optional Payment Plans listed below are available with fixed or variable payments. You must select one or the other; a combination is not permitted.

FIXED INCOME PAYMENTS. We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner's death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

VARIABLE INCOME PAYMENTS. We will transfer proceeds applied to a variable income option to the Subaccount. Your Income Payments, after the first payment, will reflect the investment experience of the Subaccount. NO MINIMUM AMOUNT IS GUARANTEED. Income Payments begin after the date we receive due proof of any Owner's death or a surrender. We will calculate your variable Income Payments in the manner described above under the "Benefits at Annuity Commencement Date" provision of this prospectus.

The following Optional Payment Plans are available under the contract:

OPTIONAL PAYMENT PLANS. The contract provides five Optional Payment Plans; all are available on a fixed basis. Optional Payment Plans 1 and 5 are available on a variable basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Guaranteed amounts payable are determined assuming an interest rate of 3.5% compounded yearly. We may increase this rate and the amount of any payment. Following are explanations of the Optional Payment Plans available.

   OPTIONAL PAYMENT PLAN 1 -- LIFE INCOME WITH PERIOD CERTAIN. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income Benefit section of your contract. We determine the guaranteed amounts payable under the plan. The payee selects the designated period. If the payee dies during the minimum period, we may offer to pay the discounted sum of the remaining guaranteed payments in one payment.

   OPTIONAL PAYMENT PLAN 2 -- INCOME FOR A FIXED PERIOD. This option guarantees periodic payments for a fixed period not longer than 30 years. Payments will be made in accordance with the table in your contract. If the payee dies, we may offer to pay the discounted amount of the remaining guaranteed payments in one payment.

   OPTIONAL PAYMENT PLAN 3 -- INCOME OF A DEFINITE AMOUNT. This option provides for periodic payments of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If we increase the interest rate on amounts payable above the guaranteed rate, we will extend the payment period. If the payee dies, we may offer to pay the amount of the remaining proceeds with earned interest in one payment.

   OPTIONAL PAYMENT PLAN 4 -- INTEREST INCOME. This option provides for periodic payments of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one payment.

   OPTIONAL PAYMENT PLAN 5 -- JOINT LIFE AND SURVIVOR INCOME. This option provides for us to make periodic payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we may offer to pay the discounted amount of the remaining payments for the 10-year period in one payment to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the contract's Annuity Commencement Date. Variable income payments will begin within 7 days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within 7 days in accordance with the "Surrenders and Partial Withdrawals" provision. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within 7 days, however, some states require us to reserve the right to defer payments from the General Account for up to six months from the date we receive the request for payment.

FEDERAL INCOME TAX MATTERS

INTRODUCTION

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED CONTRACTS

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

TAX DEFERRAL ON EARNINGS. The federal income tax law does not tax any increase in an Owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Variable Account must be "adequately diversified" in accordance with regulations of the Internal Revenue Service ("IRS"); and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

CONTRACTS NOT OWNED BY AN INDIVIDUAL -- NO TAX DEFERRAL AND LOSS OF INTEREST DEDUCTION. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value over the annual Purchase Payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner is currently taxed on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural Owner (entity) is taxable on the annual increase in the Contract Value in excess of the Purchase Payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

INVESTMENTS IN THE VARIABLE ACCOUNT MUST BE DIVERSIFIED. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of a separate account such as the Variable Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Variable Account are adequately diversified. If the Variable Account fails to comply with these diversification standards, the Owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated under the contract.

Although we do not control the investments of the Total Return Fund, we expect that the Total Return Fund will comply with IRS regulations so that the Variable Account will be considered "adequately diversified."

AGE AT WHICH INCOME PAYMENTS MUST BEGIN. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments, of the contract's Purchase Payments paid and earnings. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

PARTIAL WITHDRAWALS AND FULL SURRENDER. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will generally pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your Purchase Payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Minimum Income Payment feature of the contract, amounts attributable to the Market Value Adjustment feature, or to benefits under the Disability Benefit Rider Option.

ASSIGNMENTS AND PLEDGES. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

GIFTING A CONTRACT. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

TAXATION OF INCOME PAYMENTS. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

If Optional Payment Plan 4 is selected, you will be taxed in the same manner as a full surrender of the contract. Interest credited under Optional Payment Plan 4, whether or not paid, will be included in the current income of the Owner of the contract. This treatment could also apply to Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

TAXATION OF DEATH BENEFITS. We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or if an Owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract's Annuity Commencement Date.

Before the contract's Annuity Commencement Date.

  . The Death Benefit is taxed in the same manner as Income Payments, if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the Death Benefit is taxed in the same manner as a surrender or a partial withdrawal depending on the manner in which the Death Benefit is paid.

After the contract's Annuity Commencement Date.

  . The Death Benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the Death Benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a Death Benefit received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

PENALTY TAXES PAYABLE ON PARTIAL WITHDRAWALS, SURRENDER, OR INCOME
PAYMENTS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.


MEDICARE TAX. Beginning in 2013, distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions
(e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.


SPECIAL RULES IF YOU OWN MORE THAN ONE CONTRACT. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or partial withdrawal that you must include in income. For example:

  . if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or one of its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these special rules are not clear. However, these rules could affect:

  . the amount of a surrender, partial withdrawal or Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

TAX TREATMENT OF BENEFITS PROVIDED BY RIDER OPTION. So long as you participate in the Annuity Cross Funding Program, the contract may be issued with certain riders, that provide benefits upon unemployment, disability, or death. These benefits include the waiver of Scheduled Installments relating to entitlement to Guaranteed Minimum Income Payments, and also certain increases in Income Payments that are calculated on the Annuity Commencement Date.

The tax treatment of these benefits is not clear in all instances. For example, while benefits attributable to the Unemployment Benefit Rider Option will be taxable, there is uncertainty regarding the amount and timing of the taxation of benefits under this rider. Benefits from this rider may be treated as taxable at the time Income Payments are received, or they may be treated as taxable upon the Annuity Commencement Date. Any amount treated as taxable upon the Annuity Commencement Date would increase the investment in the contract.

With respect to the Disability Benefit Rider Option and Joint Annuitant Life Benefit Rider Option, a portion of benefits may be excludable from income. There is uncertainty, however, regarding the scope of any available exclusion, as well as the time when any non-excludable benefits would be subject to tax.

We will report to you and to the IRS on Form 1099 that portion of any rider benefits which we believe is subject to tax.

SECTION 1035 EXCHANGES. Under section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within twelve months of a partial Section 1035 exchange are strongly advised to consult a tax adviser.

Upon death of a non-spousal Joint Owner, the contract provides the surviving Joint Owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under section 1035.

Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has issued limited guidance on such transactions, including on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and under certain circumstances treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn of the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified plan should obtain advice from a tax adviser.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its Death Benefit, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

TYPES OF QUALIFIED CONTRACTS. At present, the contract may be used in conjunction with qualified corporate employee pension and profit-sharing plans ("401(a) plans"), including "401(k) plans," and qualified annuity plans ("403(a) plans"). The contract may also be used as or in conjunction with IRAs and Roth IRAs.

  . Traditional Individual Retirement Annuities (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

  . 403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to a 10% IRS penalty tax. Under recent IRS regulations we are obligated to share information concerning certain contract transactions with the employer sponsoring the 403(b) plan in which the owner is participating and possibly other product providers. We are generally are required to confirm, with your 403(b) plan sponsor or otherwise, that these transactions comply with applicable tax requirements and to decline requests that are not in compliance.

TERMS OF QUALIFIED RETIREMENT PLANS AND QUALIFIED CONTRACTS. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of that type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

EMPLOYER QUALIFIED PLANS. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals and repayments of partial withdrawals permitted under this contract may not qualify as a qualified plan loan.

If this contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the Owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

IRAS AND ROTH IRAS. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The Code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

THE INTERNAL REVENUE SERVICE HAS NOT REVIEWED THE CONTRACT FOR QUALIFICATION AS AN IRA, AND HAS NOT ADDRESSED IN A RULING OF GENERAL APPLICABILITY WHETHER A DEATH BENEFIT PROVISION SUCH AS THE PROVISION IN THIS CONTRACT COMPORTS WITH IRA QUALIFICATION REQUIREMENTS. WE MAY, HOWEVER, ENDORSE THE CONTRACT TO SATISFY THE IRA OR ROTH IRA QUALIFICATION RULES AND SUBMIT THE ENDORSED CONTRACT TO THE IRS FOR APPROVAL AS TO FORM. IF YOU PURCHASED THE CONTRACT WITH SUCH AN ENDORSEMENT, THE ACCOMPANYING DISCLOSURE STATEMENT WILL INDICATE THE STATUS OF THE ENDORSEMENT'S APPROVAL UNDER THE IRS IRA PROTOTYPE PROGRAM.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.

The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to IRS regulations, IRAs and 403(b) plans may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs, SEPs or 403(b) plans. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA, SEP or 403(b) plan could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

GUARANTEED MINIMUM INCOME PAYMENTS. Distributions from Qualified Contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the contract's Guaranteed Minimum Income Payments feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the Owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Minimum Income Payments feature, as well as the optional riders, could increase the amount of the minimum required distribution that must be taken from your contract.

TREATMENT OF QUALIFIED CONTRACTS COMPARED WITH NON-QUALIFIED
CONTRACTS. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of Purchase Payments and the time at which Purchase Payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of Purchase Payments made to Qualified Contracts;

  . the Code does not allow a deduction for Purchase Payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for Purchase Payments made to a Qualified Contract.

The federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant's compensation.

Under most qualified retirement plans, the participant must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 for Traditional IRAs and SEPs and for other Qualified Contracts, April 1 of the calendar year following the later of the calendar year in which the Owner attains age 70 1/2 or the calendar year in which the employee (except for a 5 percent owner) retires. Roth IRAs do not require any distributions during the Owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

When distributions are to be made for married participants under certain Qualified Contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

AMOUNTS RECEIVED UNDER QUALIFIED CONTRACTS. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase Payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you must include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as an employer-sponsored retirement plan, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the Owner reaches age 59 1/2;

  . received on or after the Owner's death or because of the Owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

MOVING MONEY FROM ONE QUALIFIED CONTRACT OR QUALIFIED PLAN TO
ANOTHER. ROLLOVERS AND TRANSFERS: In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

DIRECT ROLLOVERS. The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

IRA CONVERSIONS:   If this contract is issued as an IRA, you may convert the
contract to a Roth IRA. If you do so, the fair market value of your contract will be treated as a distribution from your IRA. This fair market value will include the contracts cash value together with the actuarial value of certain benefit guarantees, such as certain death benefits. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations. The methodology followed is similar to that used to determine the actuarial value of such benefit guarantees for required minimum distribution purposes, as described above in the "Treatment of Qualified Contracts compared with Non-Qualified Contracts" section. We will determine and report the fair market value of your contract to you and the Internal Revenue Service to satisfy our reporting obligations using assumptions and calculation methodologies based on our interpretation of the Code. It is possible that, using different assumptions or methodologies, your actual tax liability would be more or less than the income reported by us. You should always consult a tax adviser before you convert an IRA to a Roth IRA.

DISCLOSURE PURSUANT TO CODE AND ERISA REQUIREMENTS.

The ongoing fees and expenses of the contract and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Total Return Fund that you will pay indirectly when your assets are allocated to the Total Return Fund, are discussed in the "Fee Tables" provision of the prospectus. More detail concerning the Total Return Fund's fees and expenses is included in its prospectus.

The Company may receive fees from the investment adviser or distributor of the Total Return Fund for certain administrative and other services we provide to you or to the Total Return Fund relating to the allocation of your assets to the Total Return Fund. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees from the Total Return Fund or its distributor for distribution and related services. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Total Return Fund and its adviser and distributor is included in "The Subaccount and the Total Return Fund" provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer is paid a commission and may be paid a separate marketing allowance. The maximum aggregate amount of such compensation is 10.6% of a contract owner's aggregate purchase payments. The broker-dealer firm generally pays a portion of such commission to its representative who assisted you with the purchase, and that amount will vary depending on the broker-dealer and the individual representative. The Company has no agreement with any broker-dealer or any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal, surrender, or Income Payment, we will send you forms that explain the withholding requirements.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Variable Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Variable Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Variable Account, we may impose a charge against the Variable Account to pay the taxes.

FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES


While no attempt is being made to discuss in detail the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


FEDERAL DEFENSE OF MARRIAGE ACT


The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract's death benefit. The federal Defense of Marriage Act ("DOMA") currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Recently, however, several U.S. Courts of Appeals and U.S. District Courts held DOMA to be unconstitutional, and the Supreme Court is expected to hear two cases on DOMA in 2013. Therefore, it is currently uncertain as to whether spousal continuation provisions in this contract will be subject to the distribution at death requirements imposed on non-spouse beneficiaries by Section 72(s) of the Code. Consult a tax adviser for more information on this subject.


ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers (and beneficiaries) that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Special withholding rules apply to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. We reserve the right to make all payments due to owners or beneficiaries directly to such persons and shall not be obligated to pay any foreign financial institution on behalf of any individual. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Subaccount within 7 days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum Death Benefit proceeds from the Subaccount within 7 days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Day during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

   (1) to your Designated Beneficiary directly in the form of a check; or

   (2) by establishing an interest bearing draft account for the Designated Beneficiary called the "Secure Access Account" in the amount of the Death Benefit.

When establishing the Secure Access Account we will send the beneficiary a draft account book within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the Death Benefit payable. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

If we do not receive instructions from the Designated Beneficiary with regard to the form of Death Benefit payment, we will automatically establish the Secure Access Account for proceeds of $10,000 or more, unless state law requires a positive election. The Secure Access Account is not available in all states.

We will delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

      . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Variable Account's assets is not reasonably practicable);

      . the New York Stock Exchange is closed for other than a regular holiday or weekend;

      .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our Owners.

We reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for a partial withdrawal or surrender for up to 6 months from the date we receive your payment request. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block an Owner's account and thereby refuse any transfers into the Total Return Fund, request for surrenders, partial withdrawals, or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACTS

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230. Capital Brokerage Corporation is not required to sell any specific number or dollar amount of contracts, but will use its best efforts to sell the contracts.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"), (formerly, the NASD, Inc.)

Capital Brokerage Corporation offers the contracts through registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay is 12% of Purchase Payments received.

The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your contract is employed ("selling firms") and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 1.4% of Purchase Payments.

After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 9.6% of Purchase Payments. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm for whom the representative is employed.

All selling firms receive commissions as described above based on the sale and receipt of Purchase Payments in the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a contract is 1.0% of Purchase Payments received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, as well as receive payments from selling firms, for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value, but indirectly through fees and charges imposed under the contracts.

All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary because of such payments to or from such selling firms. Some contracts, such as this contract, have rider options that have charges that vary based on certain underwriting criteria. Such factors include, but are not limited to: age, gender, and the coverage requested.

Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional cash or non-cash compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus a product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements, which may be referred to as "revenue sharing arrangements," into account when considering and evaluating any recommendation relating to the contracts.


During 2012, 2011 and 2010, $51.2 million, $49.5 million and $59.7 million was paid to Capital Brokerage Corporation for the sales of contracts in the Variable Account and any new purchase payments received. In 2012, 2011 and 2010, no underwriting commissions were paid to Capital Brokerage Corporation. We discontinued offering the contracts for new sales effective December 31, 2008.


LEGAL PROCEEDINGS


We face the significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, increases to in-force long-term care insurance premiums, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.


In June 2011, Genworth North America Corporation received a subpoena from the office of the New York Attorney General relating to an industry-wide investigation of unclaimed property and escheatment practices and procedures. In addition to the subpoena, other state regulators are conducting reviews and examinations on the same subject. We are cooperating with these requests and inquiries.

We cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In addition, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Variable Account.

Although it is not anticipated that these developments will have an adverse impact on us, the Variable Account, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

ADDITIONAL INFORMATION

OWNER QUESTIONS

The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

RETURN PRIVILEGE

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires that we return your Purchase Payments, the amount of the refund you receive will equal your Contract Value and any rider Purchase Payments received PLUS any adjustments required by applicable law or regulation on the date we receive the contract PLUS or MINUS any applicable Market Value Adjustment, but without reduction for any surrender charge or access charge. If state law requires that we return your Purchase Payments, the amount of the refund will equal the Purchase Payments made less any partial withdrawals you previously made. In certain states, you may have more than 10 days to return the contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF DEATH, AGE, GENDER OR SURVIVAL

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value, including your value in the Subaccount, the Immediate Installment Account and the Guarantee Account. The report also will show Purchase Payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the

Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make Purchase Payments, transfers from either the Immediate Installment Account or Guarantee Account to the Subaccount, or take partial withdrawals.

LEGAL MATTERS

Certain matters regarding the offering of the securities herein will be passed upon by Michael D. Pappas, internal counsel for the Company (as to Virginia law and United States federal securities law matters).

Opinions may be issued in the future by counsel other than those listed above. The name of such counsel, other than those listed above will be included in a prospectus supplement.

EXEMPTION TO FILE PERIODIC REPORTS

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus, which constitutes part of the registration statement, does not contain all the information set forth in the registration statement. Parts of the registration statement are omitted from this prospectus in accordance with the rules and regulations of the SEC.

The registration statement, including exhibits, contains additional relevant information about us. You can read and copy information we file at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee, by writing the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Our filings are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this prospectus.)

APPENDIX

ANNUITY CROSS FUNDING PROGRAM

THE ANNUITY CROSS FUNDING PROGRAM IS NOT AVAILABLE FOR CONTRACTS ISSUED ON OR AFTER AUGUST 17, 2004.

WHAT IS THE ANNUITY CROSS FUNDING PROGRAM? This section of the prospectus describes the Annuity Cross Funding Program; a program which allowed the purchase of a flexible purchase payment variable deferred annuity contract issued by the Company and use it to make payments to this annuity contract. We refer to the program as the "Annuity Cross Funding Program" because you take Systematic Withdrawals from the flexible purchase payment variable deferred annuity (referred to as the "Funding Annuity") to make payments to this contract.

Under the contract offered by this prospectus, the maximum amount that can be allocated to the Subaccount is the Scheduled Installment due on each Monthly Due Date. The Annuity Cross Funding Program is designed to provide you with additional variable investment options in which to allocate assets.

HOW DOES THE ANNUITY CROSS FUNDING PROGRAM WORK? The Funding Annuity used in the Annuity Cross Funding Program must be issued on the same date this contract is issued. In addition, the Annuity Commencement Date for the Funding Annuity and the Annuity Commencement Date for this contract must be the same date and not later than the date shown on the contract data page when the contract is issued. You may not change the Annuity Commencement Date on this contract once the contract is issued. However, the terms of the Funding Annuity may allow you to change the Annuity Commencement Date, but, if you change the Annuity Commencement Date on the Funding Annuity after the date the contract is issued, you will lose your right to Guaranteed Minimum Income Payments on this contract because the Annuity Commencement Dates are no longer the same.

Currently the Annuity Cross Funding Program permits you to allocate contract value you have in the Funding Annuity to this contract as follows:

  . to the Subaccount in an amount not more than the Scheduled Installment amount; (you may request that monthly Scheduled Installments be made by a series of automatic monthly transfers); or

  . to the Immediate Installment Account in an amount greater than 6 Scheduled Purchase Payments.

You may not allocate Contract Value from the Funding Annuity to the Guarantee Account of this contract without our prior approval. You may not purchase the optional riders under this contract if you elect to participate in the Annuity Cross Funding Program.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from the Funding Annuity cause the Contract Value in the Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under this contract if Scheduled Purchase Payments are not completed under the terms of this annuity contract. Once you discontinue participation in the Annuity Cross Funding Program, you may not reinstate it.

The actual performance of a Funding Annuity may directly affect the amount of purchase payments that must be allocated to a Funding Annuity in order to make all required Scheduled Installments for this annuity contract. If the Subaccounts of the Funding Annuity in which assets are allocated do not perform as anticipated, it may be necessary to make additional purchase payments to either the Funding Annuity or this annuity so that the right to Guaranteed Minimum Income Payments upon annuitization is not lost.

FUNDING ANNUITIES ARE OFFERED BY SEPARATE PROSPECTUSES. Only variable annuity contracts issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program could be purchased as a Funding Annuity. The Funding Annuity is not offered by this prospectus. The Funding Annuity is no longer offered and the Annuity Cross Funding Program is not available for Contracts issued on or after August 17, 2004.

FUNDING ANNUITIES ARE VARIABLE ANNUITY CONTRACTS THAT MAY INVOLVE INVESTMENT RISK. As with other variable annuity contracts, amounts allocated to variable investment options under the Funding Annuity involve investment risk and you may lose some or all of such amounts, including amounts you may intend to transfer from the Funding Annuity to the Subaccount in the future to satisfy Scheduled Installment requirements. FUNDING ANNUITIES MAY NOT OFFER GUARANTEED INVESTMENT OPTIONS, AND THE ABILITY TO TRANSFER CONTRACT VALUE FROM THE FUNDING ANNUITY TO THE GUARANTEE ACCOUNT OR IMMEDIATE INSTALLMENT ACCOUNT UNDER THIS CONTRACT MAY BE SUBJECT TO RESTRICTIONS AND/OR LIMITATIONS.

ANNUITY CROSS FUNDING PROGRAM -- TAX TREATMENT OF THE ANNUITY CONTRACTS. Under an Annuity Cross Funding Program we will treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for federal tax purposes only if this contract and the Funding Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for federal tax purposes may be adversely affected if certain changes are made to either contract after issue. CHANGING THE ANNUITY COMMENCEMENT DATE FOR THE FUNDING ANNUITY ONCE AN ANNUITY CROSS FUNDING PROGRAM HAS BEGUN MAY HAVE ADVERSE TAX CONSEQUENCES, AND YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING ANY SUCH CHANGE. IN ADDITION, YOU SHOULD CAREFULLY CONSIDER YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS, IF NECESSARY, WITH RESPECT TO THE FUNDING ANNUITY. CHANGING THE ANNUITY COMMENCEMENT DATE ON THE FUNDING ANNUITY WILL ALSO CAUSE YOU TO LOSE YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS UNDER THIS CONTRACT.

BOTH CONTRACTS MUST HAVE THE SAME OWNER, JOINT OWNER IF ANY, AND ANNUITANT (AS WELL AS JOINT ANNUITANT, IF ANY). THE BENEFICIARIES NEED NOT BE THE SAME. CHANGING AN OWNER, ANNUITANT, OR BENEFICIARY, IF PERMITTED BY THE CONTRACT, MAY HAVE ADVERSE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING SUCH A CHANGE.

This contract permits you for a limited period to return it for a refund as described under the "Return Privilege" section of this prospectus. Funding Annuities may also provide a return privilege. YOU MAY CHOOSE TO RETURN EITHER THE FUNDING ANNUITY CONTRACT, THIS CONTRACT, OR BOTH CONTRACTS IN ACCORDANCE WITH THE APPLICABLE RETURN PRIVILEGE.

RETURNING EITHER THIS CONTRACT OR THE FUNDING ANNUITY CONTRACT IN ACCORDANCE WITH THE APPLICABLE RETURN PRIVILEGE WITHOUT ALSO RETURNING THE OTHER CONTRACT MAY RESULT IN ADVERSE TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE RETURNING ONLY ONE CONTRACT.

Transfers from this annuity to the Funding Annuity are not permitted. Transfers may be permitted from the Funding Annuity to this contract. Amounts may be transferred from the Funding Annuity to repay amounts withdrawn from the Subaccount under this contract. Amounts transferred from the Funding Annuity to this annuity are not subject to surrender charges under the Funding Annuity, but amounts surrendered or partially withdrawn from the Funding Annuity may be subject to surrender charges. In addition, while surrender charges applicable to a Funding Annuity may decline over a certain period, amounts transferred from the Funding Annuity to this annuity may be subject to surrender charges and/or a Market Value Adjustment (which may be positive or negative) upon a partial withdrawal or surrender from this annuity. The surrender charge applicable to amounts transferred to this annuity may be higher than those applicable to such amounts had they remained invested in the Funding Annuity; Market Value Adjustments applicable to amounts transferred to the Immediate Installment Account may not have been applicable to such amounts had they remained invested in the Funding Annuity.

If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from the Funding Annuity or this annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. YOU SHOULD BE AWARE THAT THE TAX TREATMENT OF PARTIAL WITHDRAWALS OR SURRENDERS FROM EITHER THIS CONTRACT OR THE FUNDING ANNUITY WILL BE AFFECTED BY PARTIAL WITHDRAWALS OR SURRENDERS, AS WELL AS GAINS OR LOSSES WITH RESPECT TO THE OTHER CONTRACT. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING PARTIAL WITHDRAWALS OR SURRENDERS FROM THIS CONTRACT OR THE FUNDING ANNUITY WHILE PARTICIPATING IN AN ANNUITY CROSS FUNDING PROGRAM.

DEATH BENEFITS WILL BE CALCULATED AND PAID SEPARATELY IN ACCORDANCE WITH THE PROVISIONS OF THIS CONTRACT OR THE FUNDING ANNUITY AS THE CASE MAY BE, AND AS DISCLOSED IN THE PROSPECTUS FOR THE RESPECTIVE CONTRACT.

Income Payments will be calculated and paid in accordance with the provisions of this contract and the Funding Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this contract and the Funding Annuity will be aggregated and treated as one contract for purposes of the tax treatment of such Income Payments. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING INCOME PAYMENTS TO START UNDER THIS CONTRACT AND/OR THE FUNDING ANNUITY AND BEFORE COMMUTING ANY SUCH INCOME PAYMENTS BEFORE THE PAYMENT DATE FOR SUCH PAYMENT.

THIS DISCUSSION OF THE ANNUITY CROSS FUNDING PROGRAM DOES NOT ATTEMPT TO ADDRESS THE TAX AND OTHER TREATMENT OF EVERY TRANSACTION THAT COULD BE EFFECTED UNDER THIS CONTRACT OR A FUNDING ANNUITY IN CONNECTION WITH AN ANNUITY CROSS FUNDING PROGRAM. YOU SHOULD CONSULT A TAX ADVISER BEFORE YOU PURCHASE THIS CONTRACT AND/OR THE FUNDING ANNUITY IN CONNECTION WITH AN ANNUITY CROSS FUNDING PROGRAM.

TAXATION OF CROSS FUNDED ANNUITY CONTRACTS. You may authorize partial withdrawals from a Funding Annuity to be applied to satisfy the Scheduled Installments into this annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

   (1) this annuity and the Funding Annuity will be aggregated and treated as a single annuity contract for tax purposes;

   (2) amounts transferred from the Funding Annuity to this annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

   (3) if amounts are distributed from either this annuity or the Funding Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this contract and the Funding Annuity; and

   (4) distributions from this annuity and the Funding Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Annuity Commencement Date (provided such date is a date at least 10 years from the date the contracts were issued) will be treated as a non-taxable return of the aggregate investment in this annuity and the Funding Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Funding Annuity has been recovered. After that, all distributions from this annuity and the Funding Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of the Funding Annuity is changed so that this annuity and the Funding Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
THE COMPANY................................................................ B-3

THE VARIABLE ACCOUNT....................................................... B-3

THE CONTRACTS.............................................................. B-4
   Net Investment Factor................................................... B-4

TERMINATION OF PARTICIPATION AGREEMENT..................................... B-4

CALCULATION OF PERFORMANCE DATA............................................ B-4
   The Subaccount Investing in the Total Return Fund....................... B-4
   Other Performance Data.................................................. B-5

TAX MATTERS................................................................ B-5
   Taxation of Genworth Life and Annuity Insurance Company................. B-5
   IRS Required Distributions.............................................. B-5

GENERAL PROVISIONS......................................................... B-6
   Using the Contracts as Collateral....................................... B-6
   The Beneficiary......................................................... B-6
   Non-Participating....................................................... B-6
   Incontestability........................................................ B-6
   Misstatement of Age or Gender........................................... B-6
   Statement of Values..................................................... B-6
   Trust as Owner or Beneficiary........................................... B-6
   Written Notice.......................................................... B-6

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS.............. B-6

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY.................. B-6

EXPERTS.................................................................... B-7

FINANCIAL STATEMENTS....................................................... B-7

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Variable Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Variable Account, Contract Form P1161 3/01, to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City                 State                                    Zip

Signature of Requestor _________________________________________________________
                                                 Date

                    STATEMENT OF ADDITIONAL INFORMATION FOR
        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                FORM P1161 3/01

                                  ISSUED BY:
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230
                        TELEPHONE NUMBER: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2013, for the Scheduled Purchase Payment Variable Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 1. The terms used in the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative.


The date of this Statement of Additional Information is May 1, 2013.

TABLE OF CONTENTS


THE COMPANY................................................................ B-3

THE VARIABLE ACCOUNT....................................................... B-3

THE CONTRACTS.............................................................. B-3
   Net Investment Factor................................................... B-3

TERMINATION OF PARTICIPATION AGREEMENT..................................... B-4

CALCULATION OF PERFORMANCE DATA............................................ B-4
   The Subaccount Investing in the Total Return Fund....................... B-4
   Other Performance Data.................................................. B-5

TAX MATTERS................................................................ B-5
   Taxation of Genworth Life and Annuity Insurance Company................. B-5
   IRS Required Distributions.............................................. B-5

GENERAL PROVISIONS......................................................... B-5
   Using the Contracts as Collateral....................................... B-5
   The Beneficiary......................................................... B-6
   Non-Participating....................................................... B-6
   Incontestability........................................................ B-6
   Misstatement of Age or Gender........................................... B-6
   Statement of Values..................................................... B-6
   Trust as Owner or Beneficiary........................................... B-6
   Written Notice.......................................................... B-6

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS.............. B-6

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY.................. B-6

EXPERTS.................................................................... B-6

FINANCIAL STATEMENTS....................................................... B-7

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").


On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

On January 16, 2013, Genworth announced a proposed legal entity reorganization that would involve the creation of a new holding company over Genworth with Genworth becoming a direct, wholly-owned subsidiary of the new holding company. Following the completion of the reorganization, Genworth will continue to own its existing businesses except the U.S. mortgage insurance subsidiaries.


Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.



We are one of a number of subsidiaries of Genworth, a leading financial security company dedicated to providing insurance, wealth management, investment management and financial solutions to more than 15 million customers, with a presence in more than 25 countries. In 2011, we changed our operating business segments to better align our businesses. Under the new structure, we operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. LIFE INSURANCE. Our U.S. Life Insurance segment includes products that are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities for the retirement market.

  . RUNOFF. Our Runoff segment includes the results of non-strategic products that are no longer sold. Our non-strategic products include our variable annuity, variable life insurance, group variable annuities offered through retirement plans and other products. Our other products include our institutional and corporate-owned life insurance products. Institutional products consist of: funding agreements, funding agreement backed notes ("FABNs") and guaranteed investment contracts ("GICs"). Most of our variable annuities include a guaranteed minimum death benefit ("GMDB"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWB") and certain types of guaranteed annuitization benefits. In January 2011, we discontinued new sales of retail and group variable annuities. On May 1, 2008, we discontinued the sales of variable life insurance policies. We continue to service existing policies.

We also have Corporate and Other activities, which include interest and other debt financing expenses, other corporate income and expenses not allocated to the segments.

We do business in all states, except New York, the District of Columbia and Bermuda.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE VARIABLE ACCOUNT

In accordance with the board resolution establishing the Variable Account, such Variable Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, managed separate account and/or other portfolios (the " Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to the one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

THE CONTRACTS

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The net investment factor of the Subaccount for a Valuation Period is (a) divided by (b) MINUS (c) where:

   (a) is the result of:

      (1) the value of the assets of the Subaccount at the end of the preceding Valuation Period; PLUS

      (2) the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; MINUS

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

      (4) any amount charged against the Subaccount for taxes; this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge. This factor is shown in your contract.

We will value the Subaccount's assets at fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

TERMINATION OF PARTICIPATION AGREEMENT

The participation agreement pursuant to which the GE Investments Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Variable Account contains a provision regarding the circumstances in which the Agreement may be terminated.

GE INVESTMENTS FUNDS, INC. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other, unless a shorter time is agreed upon by the parties.

CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The calculations of total return and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of Purchase Payments and are generally based on the rules of the state in which you reside.

The Subaccount Investing in the Total Return Fund

STANDARDIZED TOTAL RETURN. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccount for various periods of time including 1 year, 5 years, and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the Total Return Fund adjusted for the level of the Variable Account and contract charges currently in effect for this contract. Average annual total return will be calculated using Subaccount unit values.

We calculate the unit value for each Valuation Period based on the performance of the Subaccount investing in each class of the Total Return Fund, after deductions for the charges and expenses of the Total Return Fund, the administrative expense charge (deducted daily at an effective annual rate of 0.15% of your assets in the Variable Account), the mortality and expense risk charge (deducted daily at an effective annual rate of 1.35% of your assets in the Variable Account) and $1,968.00 for all of the available rider options.

Total return does not consider the deduction of any premium taxes.

Total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

          where:

TR   =   the average annual total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

Past performance is not a guarantee of future results.

The Total Return Fund has provided the price information used to calculate the adjusted historical performance of the Subaccount; we have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

          where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of the Total Return Fund performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Total Return Fund performance with standardized performance quotations.

TAX MATTERS

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Federal Income Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Variable Account for Federal income taxes. We will periodically review the question of a charge to the Variable Account for Federal income taxes related to the Variable Account. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Variable Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

   (b) if any Owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that Owner's death; or

      (2) as income payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole Owner of the contract following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent and a Joint Owner, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an Owner for purposes of these rules.

Contracts issued as Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to contracts issued as Qualified Contracts.

GENERAL PROVISIONS

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home

Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment. The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments. See the "Federal Income Tax Matters" provision of this prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. If you do, any Death Benefit will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you otherwise request.

Non-Participating

The contract is non-participating. No dividends are payable.

Incontestability

We will not contest the contract except as provided in any rider.

Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after the report date. The statement will show Contract Value, Purchase Payments, and charges made during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the Owner at the last known address on file with the Company.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

EXPERTS


The consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2012 and 2011, and for each of the years in the three-year period ended December 31, 2012, and the financial statements of the Variable Account as of December 31, 2012 and for the periods indicated, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Our report on the consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries dated April 8, 2013 refers to the retrospective adoption of guidance relating to the presentation of comprehensive income and a change in accounting for costs associated with acquiring and renewing insurance contracts, as well as a retrospective change in the method of accounting for the liability of future policy benefits for level premium term life insurance policies. In addition, our report refers to a change in the method of accounting for embedded credit derivatives and variable interest entities in 2010.


The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

FINANCIAL STATEMENTS

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Variable Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Variable Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Variable Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 2012

    (WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THEREON)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Table of Contents

                         Year ended December 31, 2012

                                                                            PAGE
                                                                            ----
Report of Independent Registered Public Accounting Firm....................  F-1

Statements of Assets and Liabilities.......................................  F-3

Statements of Operations................................................... F-19

Statements of Changes in Net Assets........................................ F-35

Notes to Financial Statements.............................................. F-66

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Contract Owners
Genworth Life & Annuity VA Separate Account 1 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 1 (the Account) (comprising the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Capital Appreciation Fund -- Series I shares, Invesco V.I. Capital Development Fund -- Series I shares, Invesco V.I. Core Equity Fund -- Series I shares, Invesco V.I. Global Real Estate Fund -- Series II shares, Invesco V.I. Government Securities Fund -- Series I shares, Invesco V.I. International Growth Fund -- Series II shares, Invesco V.I. Technology Fund -- Series I shares, Invesco V.I. Utilities Fund -- Series I shares, Invesco Van Kampen V.I. American Franchise Fund -- Series I shares, Invesco Van Kampen V.I. American Franchise Fund -- Series II shares, Invesco Van Kampen V.I. Comstock Fund -- Series II shares, Invesco Van Kampen V.I. Equity and Income Fund -- Series II shares, Invesco Van Kampen V.I. Mid Cap Growth Fund -- Series I shares, Invesco Van Kampen V.I. Value Opportunities Fund -- Series II shares; AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B, AllianceBernstein Global Thematic Growth Portfolio -- Class B, AllianceBernstein Growth and Income Portfolio -- Class B, AllianceBernstein International Value Portfolio -- Class B, AllianceBernstein Large Cap Growth Portfolio -- Class B, AllianceBernstein Small Cap Growth Portfolio -- Class B; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund -- Class II; American Century Variable Portfolios, Inc. -- VP Income & Growth Fund -- Class I, VP International Fund -- Class I, VP Ultra(R) Fund -- Class I, VP Value Fund -- Class I; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III Shares, BlackRock Global Allocation V.I. Fund -- Class III Shares, BlackRock Large Cap Growth V.I. Fund -- Class III Shares, BlackRock Value Opportunities V.I. Fund -- Class III Shares; Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico Growth Fund -- Class 1, Columbia Variable Portfolio -- Marsico International Opportunities Fund -- Class 2; DWS Variable Series I -- DWS Capital Growth VIP -- Class B Shares; DWS Variable Series II -- DWS Dreman Small Mid Cap Value VIP -- Class B Shares, DWS Large Cap Value VIP -- Class B Shares, Dreyfus -- Dreyfus Investment Portfolios MidCap Stock Portfolio -- Initial Shares, Dreyfus Variable Investment Fund -- Money Market Portfolio, The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund; Federated Insurance Series -- Federated Capital Appreciation Fund II -- Primary Shares, Federated High Income Bond Fund II -- Primary Shares, Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares, Federated Managed Volatility Fund II; Fidelity(R) Variable Insurance Products Fund -- VIP Asset Manager/SM/ Portfolio -- Initial Class, VIP Asset Manager/SM/ Portfolio -- Service Class 2, VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Initial Class, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Dynamic Capital Appreciation Portfolio -- Service Class 2, VIP Equity-Income Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth & Income Portfolio -- Initial Class, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Opportunities Portfolio -- Initial Class, VIP Growth Opportunities Portfolio -- Service Class 2, VIP Growth Portfolio -- Initial Class, VIP Growth Portfolio -- Service Class 2, VIP Growth Stock Portfolio -- Service Class 2, VIP Investment Grade Bond Portfolio -- Service Class 2, VIP Mid Cap Portfolio -- Initial Class, VIP Mid Cap Portfolio -- Service Class 2, VIP Overseas Portfolio -- Initial Class, VIP Value Strategies Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares, Franklin Large Cap Growth Securities Fund -- Class 2 Shares, Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares, Mutual Shares Securities Fund -- Class 2 Shares, Templeton Foreign Securities Fund -- Class 1 Shares, Templeton Foreign Securities Fund -- Class 2 Shares, Templeton Global Bond Securities Fund -- Class 1 Shares, Templeton Growth Securities Fund -- Class 2 Shares; GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares, Income Fund -- Class 1 Shares, International Equity Fund -- Class 1 Shares, Mid-Cap Equity Fund -- Class 1 Shares, Money Market Fund, Premier Growth Equity Fund -- Class 1 Shares, Real Estate Securities Fund -- Class 1 Shares, S&P 500(R) Index Fund, Small-Cap Equity Fund -- Class 1 Shares, Total Return Fund -- Class 1 Shares, Total Return Fund -- Class 3 Shares, U.S. Equity Fund -- Class 1 Shares; Genworth Variable Insurance Trust -- Genworth Calamos Growth Fund -- Service Shares, Genworth Davis NY Venture Fund -- Service Shares, Genworth Eaton Vance Large Cap Value Fund -- Service Shares, Genworth Enhanced International Index Fund -- Service Shares, Genworth Goldman Sachs Enhanced Core Bond Index Fund -- Service Shares, Genworth Legg Mason ClearBridge Aggressive Growth Fund -- Service Shares, Genworth PIMCO StocksPLUS Fund -- Service Shares, Genworth PYRAMIS(R) Small/Mid Cap Core Fund -- Service Shares; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Large Cap Value Fund -- Institutional Shares, Goldman Sachs Mid Cap Value Fund; Goldman Sachs Money Market Fund -- Service Shares, JPMorgan Insurance Trust -- JPMorgan Insurance Trust Core Bond Portfolio -- Class 1, JPMorgan Insurance Trust Equity Index Portfolio -- Class 1, JPMorgan Insurance Trust International Equity Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Growth Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1,

JPMorgan Insurance Trust Mid Cap Growth Portfolio -- Class 1, JPMorgan Insurance Trust Mid Cap Value Portfolio -- Class 1, JPMorgan Insurance Trust Small Cap Core Portfolio -- Class 1, JPMorgan Insurance Trust U.S. Equity Portfolio -- Class 1; Janus Aspen Series -- Balanced Portfolio -- Institutional Shares, Balanced Portfolio -- Service Shares, Enterprise Portfolio -- Institutional Shares, Enterprise Portfolio -- Service Shares, Flexible Bond Portfolio -- Institutional Shares, Forty Portfolio -- Institutional Shares, Forty Portfolio -- Service Shares, Global Technology Portfolio -- Service Shares, Janus Portfolio -- Institutional Shares, Janus Portfolio -- Service Shares, Overseas Portfolio -- Institutional Shares, Overseas Portfolio -- Service Shares, Worldwide Portfolio -- Institutional Shares, Worldwide Portfolio -- Service Shares; Legg Mason Partners Variable Equity Trust -- Legg Mason ClearBridge Variable Aggressive Growth Portfolio -- Class II, Legg Mason ClearBridge Variable Equity Income Builder Portfolio -- Class I, Legg Mason ClearBridge Variable Equity Income Builder Portfolio -- Class II, Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio -- Class I, Legg Mason ClearBridge Variable Large Cap Value Portfolio -- Class I; Legg Mason Partners Variable Income Trust -- Western Asset Variable Strategic Bond Portfolio -- Class I; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares, MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Strategic Income Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Oppenheimer Variable Account Funds -- Oppenheimer Balanced Fund/VA -- Non-Service Shares, Oppenheimer Balanced Fund/VA -- Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Non-Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Core Bond Fund/VA -- Non-Service Shares, Oppenheimer Global Securities Fund/VA -- Service Shares, Oppenheimer Global Strategic Income Fund/VA -- Non-Service Shares, Oppenheimer High Income Fund/VA -- Non-Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA -- Service Shares, Oppenheimer Small- & Mid-Cap Growth Fund/VA -- Non-Service Shares, Oppenheimer Small- & Mid-Cap Growth Fund/VA -- Service Shares; PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares, Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares, High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government Portfolio -- Administrative Class Shares, Low Duration Portfolio -- Administrative Class Shares, Total Return Portfolio -- Administrative Class Shares; Rydex Variable Trust -- NASDAQ -- 100(R) Fund; The Alger Portfolios -- Alger Large Cap Growth Portfolio -- Class I-2 Shares, Alger Small Cap Growth Portfolio -- Class I-2 Shares; The Prudential Series Fund -- Jennison 20/20 Focus Portfolio --
Class II Shares, Jennison Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II Shares, SP International Growth Portfolio -- Class II Shares, SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares; Wells Fargo Variable Trust -- Wells Fargo Advantage VT Omega Growth Fund -- Class 2) as of December 31, 2012, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate
Account 1 as of December 31, 2012, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 10, 2013

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                     Statements of Assets and Liabilities

                               December 31, 2012


                                             -------------------------

                                             INVESCO V.I. INVESCO V.I.
                                               CAPITAL      CAPITAL
                                             APPRECIATION DEVELOPMENT
                                               FUND --      FUND --
                               CONSOLIDATED    SERIES I     SERIES I
                                  TOTAL         SHARES       SHARES
                              -------------- ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............ $7,803,375,846      --           --
Dividend receivable..........      1,737,674      --           --
Receivable for units sold....      3,312,066      --           --
                              --------------      --           --
       Total assets..........  7,808,425,586      --           --
                              --------------      --           --
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....      1,075,885      --           --
Payable for units
  withdrawn..................      8,354,497      --           --
                              --------------      --           --
       Total liabilities.....      9,430,382      --           --
                              --------------      --           --
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  7,547,792,097      --           --
   Variable annuity
     contract owners in
     the annuitization
     period..................    251,203,107      --           --
                              --------------      --           --
       Net assets............ $7,798,995,204      --           --
                              ==============      ==           ==
Investments in
  securities at cost......... $7,301,944,438      --           --
                              ==============      ==           ==
Shares outstanding...........                     --           --
                                                  ==           ==

                               AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                              -------------------------------------------------------------------------------------------
                                                                                                             INVESCO VAN
                              INVESCO V.I. INVESCO V.I. INVESCO V.I. INVESCO V.I.                            KAMPEN V.I.
                                  CORE     GLOBAL REAL   GOVERNMENT  INTERNATIONAL INVESCO V.I. INVESCO V.I.  AMERICAN
                                 EQUITY       ESTATE     SECURITIES     GROWTH      TECHNOLOGY   UTILITIES    FRANCHISE
                                FUND --      FUND --      FUND --       FUND --      FUND --      FUND --      FUND --
                                SERIES I    SERIES II     SERIES I     SERIES II     SERIES I     SERIES I    SERIES I
                                 SHARES       SHARES       SHARES       SHARES        SHARES       SHARES      SHARES
                              ------------ ------------ ------------ ------------- ------------ ------------ -----------
ASSETS:
Investments at fair
  value (note 2b)............  10,364,281    241,143       3,613      56,722,165      1,241        3,545      7,206,414
Dividend receivable..........          --         --          --              --         --           --             --
Receivable for units sold....          --         --          --              --         --           --          3,188
                               ----------    -------       -----      ----------      -----        -----      ---------
       Total assets..........  10,364,281    241,143       3,613      56,722,165      1,241        3,545      7,209,602
                               ----------    -------       -----      ----------      -----        -----      ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       1,309         35          --           7,825         --           --            899
Payable for units
  withdrawn..................         330        432           1          70,646         --           --             --
                               ----------    -------       -----      ----------      -----        -----      ---------
       Total liabilities.....       1,639        467           1          78,471         --           --            899
                               ----------    -------       -----      ----------      -----        -----      ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  10,362,642    202,521       3,612      54,603,017      1,241        3,545      7,208,703
   Variable annuity
     contract owners in
     the annuitization
     period..................          --     38,155          --       2,040,677         --           --             --
                               ----------    -------       -----      ----------      -----        -----      ---------
       Net assets............  10,362,642    240,676       3,612      56,643,694      1,241        3,545      7,208,703
                               ==========    =======       =====      ==========      =====        =====      =========
Investments in
  securities at cost.........   8,622,419    205,334       3,504      50,251,053        880        3,976      7,383,209
                               ==========    =======       =====      ==========      =====        =====      =========
Shares outstanding...........     343,871     15,959         291       1,911,124         74          219        198,633
                               ==========    =======       =====      ==========      =====        =====      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                          AIM VARIABLE INSURANCE FUNDS
                                 (INVESCO VARIABLE INSURANCE FUNDS) (CONTINUED)
                          ------------------------------------------------------------- -----------------
                          INVESCO VAN             INVESCO VAN INVESCO VAN  INVESCO VAN
                          KAMPEN V.I. INVESCO VAN KAMPEN V.I. KAMPEN V.I.  KAMPEN V.I.
                           AMERICAN   KAMPEN V.I.   EQUITY      MID CAP       VALUE     ALLIANCEBERNSTEIN
                           FRANCHISE   COMSTOCK   AND INCOME    GROWTH    OPPORTUNITIES  BALANCED WEALTH
                            FUND --     FUND --     FUND --     FUND --      FUND --        STRATEGY
                           SERIES II   SERIES II   SERIES II   SERIES I     SERIES II     PORTFOLIO --
                            SHARES      SHARES      SHARES      SHARES       SHARES          CLASS B
                          ----------- ----------- ----------- ----------- ------------- -----------------
ASSETS:
Investments at fair
 value (note 2b)......... $5,711,736  35,371,692  13,779,220     2,004      7,417,709      20,477,181
Dividend receivable......         --          --          --        --             --              --
Receivable for units sold         --          --       2,139        --         11,704              --
                          ----------  ----------  ----------     -----      ---------      ----------
    Total assets.........  5,711,736  35,371,692  13,781,359     2,004      7,429,413      20,477,181
                          ----------  ----------  ----------     -----      ---------      ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..        703       4,505       2,211        --            953           2,986
Payable for units
 withdrawn...............      1,236       8,353          --        --             --          11,921
                          ----------  ----------  ----------     -----      ---------      ----------
    Total liabilities....      1,939      12,858       2,211        --            953          14,907
                          ----------  ----------  ----------     -----      ---------      ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  5,709,797  35,336,225  13,042,888     2,004      7,428,460      18,684,607
 Variable annuity
   contract owners in
   the annuitization
   period................         --      22,609     736,260        --             --       1,777,667
                          ----------  ----------  ----------     -----      ---------      ----------
    Net assets........... $5,709,797  35,358,834  13,779,148     2,004      7,428,460      20,462,274
                          ==========  ==========  ==========     =====      =========      ==========
Investments in
 securities at cost...... $4,112,335  30,927,214  11,937,385     1,943      8,315,270      18,475,058
                          ==========  ==========  ==========     =====      =========      ==========
Shares outstanding.......    160,668   2,675,620     915,563       511      1,049,181       1,705,011
                          ==========  ==========  ==========     =====      =========      ==========

                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                          ------------------------------------------------------------------------


                          ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                           GLOBAL THEMATIC     GROWTH AND       INTERNATIONAL       LARGE CAP
                               GROWTH            INCOME             VALUE            GROWTH
                            PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --
                               CLASS B           CLASS B           CLASS B           CLASS B
                          ----------------- ----------------- ----------------- -----------------
ASSETS:
Investments at fair
 value (note 2b).........     3,574,305        48,866,572        82,924,404        11,221,695
Dividend receivable......            --                --                --                --
Receivable for units sold            --                --                --                --
                              ---------        ----------        ----------        ----------
    Total assets.........     3,574,305        48,866,572        82,924,404        11,221,695
                              ---------        ----------        ----------        ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..           445             6,113            11,569             1,425
Payable for units
 withdrawn...............         1,191             5,762           331,078             7,511
                              ---------        ----------        ----------        ----------
    Total liabilities....         1,636            11,875           342,647             8,936
                              ---------        ----------        ----------        ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................     3,572,669        48,790,140        79,099,312        11,212,759
 Variable annuity
   contract owners in
   the annuitization
   period................            --            64,557         3,482,445                --
                              ---------        ----------        ----------        ----------
    Net assets...........     3,572,669        48,854,697        82,581,757        11,212,759
                              =========        ==========        ==========        ==========
Investments in
 securities at cost......     3,389,005        45,677,786        85,206,289         8,912,593
                              =========        ==========        ==========        ==========
Shares outstanding.......       217,680         2,365,275         6,458,287           369,378
                              =========        ==========        ==========        ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                              AMERICAN
                          ALLIANCEBERNSTEIN   CENTURY
                          VARIABLE PRODUCTS   VARIABLE
                          SERIES FUND, INC.  PORTFOLIOS
                             (CONTINUED)      II, INC.     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                          ----------------- ------------ ----------------------------------------------

                          ALLIANCEBERNSTEIN
                              SMALL CAP     VP INFLATION VP INCOME &      VP
                               GROWTH        PROTECTION    GROWTH    INTERNATIONAL VP ULTRA(R) VP VALUE
                            PORTFOLIO --      FUND --      FUND --      FUND --      FUND --   FUND --
                               CLASS B        CLASS II     CLASS I      CLASS I      CLASS I   CLASS I
                          ----------------- ------------ ----------- ------------- ----------- --------
ASSETS:
Investments at fair
 value (note 2b).........    $13,367,685     84,640,129    83,739      1,033,522     53,847     88,683
Dividend receivable......             --             --        --             --         --         --
Receivable for units sold          5,482        120,892        --             --         --         --
                             -----------     ----------    ------      ---------     ------     ------
    Total assets.........     13,373,167     84,761,021    83,739      1,033,522     53,847     88,683
                             -----------     ----------    ------      ---------     ------     ------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..          1,653         11,968        11            149          8         10
Payable for units
 withdrawn...............             --             --        --          1,121          1         --
                             -----------     ----------    ------      ---------     ------     ------
    Total liabilities....          1,653         11,968        11          1,270          9         10
                             -----------     ----------    ------      ---------     ------     ------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................     13,371,514     81,205,212    83,728        880,958     53,838     88,673
 Variable annuity
   contract owners in
   the annuitization
   period................             --      3,543,841        --        151,294         --         --
                             -----------     ----------    ------      ---------     ------     ------
    Net assets...........    $13,371,514     84,749,053    83,728      1,032,252     53,838     88,673
                             ===========     ==========    ======      =========     ======     ======
Investments in
 securities at cost......    $11,854,165     78,298,646    78,292        962,083     45,106     90,922
                             ===========     ==========    ======      =========     ======     ======
Shares outstanding.......        728,087      7,035,755    12,136        115,736      4,986     13,602
                             ===========     ==========    ======      =========     ======     ======




                                    BLACKROCK VARIABLE SERIES FUNDS, INC.
                          ----------------------------------------------------------
                                              BLACKROCK     BLACKROCK    BLACKROCK
                             BLACKROCK         GLOBAL       LARGE CAP      VALUE
                          BASIC VALUE V.I. ALLOCATION V.I. GROWTH V.I. OPPORTUNITIES
                              FUND --          FUND --       FUND --   V.I. FUND --
                             CLASS III        CLASS III     CLASS III    CLASS III
                               SHARES          SHARES        SHARES       SHARES
                          ---------------- --------------- ----------- -------------
ASSETS:
Investments at fair
 value (note 2b).........    11,533,657      430,834,618    3,231,854   10,386,929
Dividend receivable......            --               --           --           --
Receivable for units sold            --               --           27           --
                             ----------      -----------    ---------   ----------
    Total assets.........    11,533,657      430,834,618    3,231,881   10,386,929
                             ----------      -----------    ---------   ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..         1,473           65,146          402        1,302
Payable for units
 withdrawn...............         1,973          110,566           --          318
                             ----------      -----------    ---------   ----------
    Total liabilities....         3,446          175,712          402        1,620
                             ----------      -----------    ---------   ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    11,530,211      402,959,200    3,231,479   10,376,472
 Variable annuity
   contract owners in
   the annuitization
   period................            --       27,699,706           --        8,837
                             ----------      -----------    ---------   ----------
    Net assets...........    11,530,211      430,658,906    3,231,479   10,385,309
                             ==========      ===========    =========   ==========
Investments in
 securities at cost......    10,869,052      408,892,048    3,097,052    9,483,719
                             ==========      ===========    =========   ==========
Shares outstanding.......       905,311       30,044,255      281,275      653,266
                             ==========      ===========    =========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                                         DWS
                           COLUMBIA FUNDS VARIABLE    VARIABLE
                              INSURANCE TRUST I       SERIES I   DWS VARIABLE SERIES II                  DREYFUS
                          -------------------------- ----------- ---------------------- ---------------------------
                                         COLUMBIA
                            COLUMBIA     VARIABLE
                            VARIABLE   PORTFOLIO --              DWS DREMAN     DWS        DREYFUS       DREYFUS
                          PORTFOLIO --    MARSICO    DWS CAPITAL SMALL MID     LARGE      INVESTMENT     VARIABLE
                            MARSICO    INTERNATIONAL   GROWTH    CAP VALUE   CAP VALUE    PORTFOLIOS    INVESTMENT
                             GROWTH    OPPORTUNITIES   VIP --      VIP --     VIP --     MIDCAP STOCK    FUND --
                            FUND --       FUND --      CLASS B    CLASS B     CLASS B    PORTFOLIO --  MONEY MARKET
                            CLASS 1       CLASS 2      SHARES      SHARES     SHARES    INITIAL SHARES  PORTFOLIO
                          ------------ ------------- ----------- ----------  ---------  -------------- ------------
ASSETS:
Investments at fair
 value (note 2b)......... $25,965,116   53,362,908      6,116      50,536     71,825        83,169       688,192
Dividend receivable......          --           --         --          --         --            --            --
Receivable for units sold          --           --         --          --         --            --            --
                          -----------   ----------      -----      ------     ------        ------       -------
    Total assets.........  25,965,116   53,362,908      6,116      50,536     71,825        83,169       688,192
                          -----------   ----------      -----      ------     ------        ------       -------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..       3,251        7,215          1           6         11            10           189
Payable for units
 withdrawn...............      10,576       98,407          1           1         --            --             1
                          -----------   ----------      -----      ------     ------        ------       -------
    Total liabilities....      13,827      105,622          2           7         11            10           190
                          -----------   ----------      -----      ------     ------        ------       -------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  25,951,289   51,885,398      6,114      50,529     71,814        83,159       688,002
 Variable annuity
   contract owners in
   the annuitization
   period................          --    1,371,888         --          --         --            --            --
                          -----------   ----------      -----      ------     ------        ------       -------
    Net assets........... $25,951,289   53,257,286      6,114      50,529     71,814        83,159       688,002
                          ===========   ==========      =====      ======     ======        ======       =======
Investments in
 securities at cost...... $20,822,487   52,606,326      5,973      50,823     71,788        82,360       688,103
                          ===========   ==========      =====      ======     ======        ======       =======
Shares outstanding.......   1,170,127    3,447,216        287       3,954      5,764         5,304       688,192
                          ===========   ==========      =====      ======     ======        ======       =======

                                                           FEDERATED
                                           EATON VANCE     INSURANCE
                                          VARIABLE TRUST     SERIES
                          ------------------------------- ------------


                           THE DREYFUS                     FEDERATED
                             SOCIALLY                       CAPITAL
                           RESPONSIBLE                    APPRECIATION
                              GROWTH                       FUND II --
                          FUND, INC. --  VT FLOATING-RATE   PRIMARY
                          INITIAL SHARES   INCOME FUND       SHARES
                          -------------- ---------------- ------------
ASSETS:
Investments at fair
 value (note 2b).........   3,850,963       64,155,911     9,361,283
Dividend receivable......          --          228,809            --
Receivable for units sold         160           14,568            --
                            ---------       ----------     ---------
    Total assets.........   3,851,123       64,399,288     9,361,283
                            ---------       ----------     ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..         473            8,889         1,097
Payable for units
 withdrawn...............          --               --        28,539
                            ---------       ----------     ---------
    Total liabilities....         473            8,889        29,636
                            ---------       ----------     ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   3,850,650       62,257,013     9,331,647
 Variable annuity
   contract owners in
   the annuitization
   period................          --        2,133,386            --
                            ---------       ----------     ---------
    Net assets...........   3,850,650       64,390,399     9,331,647
                            =========       ==========     =========
Investments in
 securities at cost......   3,326,988       63,210,013     8,864,708
                            =========       ==========     =========
Shares outstanding.......     115,853        6,781,809     1,497,805
                            =========       ==========     =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                    FEDERATED INSURANCE SERIES (CONTINUED)
                              --------------------------------------------------- ------------

                              FEDERATED HIGH FEDERATED HIGH FEDERATED              VIP ASSET
                               INCOME BOND    INCOME BOND    KAUFMANN  FEDERATED  MANAGER/SM/
                                FUND II --     FUND II --   FUND II --  MANAGED   PORTFOLIO --
                                 PRIMARY        SERVICE      SERVICE   VOLATILITY   INITIAL
                                  SHARES         SHARES       SHARES    FUND II      CLASS
                              -------------- -------------- ---------- ---------- ------------
ASSETS:
Investments at fair
  value (note 2b)............  $23,765,636     39,982,661   21,195,374 8,753,212   60,160,031
Dividend receivable..........           --             --           --        --           --
Receivable for units sold....           --             --           --        --           --
                               -----------     ----------   ---------- ---------   ----------
       Total assets..........   23,765,636     39,982,661   21,195,374 8,753,212   60,160,031
                               -----------     ----------   ---------- ---------   ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....        2,840          5,020        2,633     1,017        6,023
Payable for units
  withdrawn..................       17,191          3,470        7,057       476       39,406
                               -----------     ----------   ---------- ---------   ----------
       Total liabilities.....       20,031          8,490        9,690     1,493       45,429
                               -----------     ----------   ---------- ---------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   23,745,605     39,969,094   21,185,684 8,749,278   60,048,464
   Variable annuity
     contract owners in
     the annuitization
     period..................           --          5,077           --     2,441       66,138
                               -----------     ----------   ---------- ---------   ----------
       Net assets............  $23,745,605     39,974,171   21,185,684 8,751,719   60,114,602
                               ===========     ==========   ========== =========   ==========
Investments in
  securities at cost.........  $22,042,355     36,922,350   18,767,249 8,297,693   57,486,557
                               ===========     ==========   ========== =========   ==========
Shares outstanding...........    3,314,594      5,607,666    1,433,088   915,608    3,965,724
                               ===========     ==========   ========== =========   ==========

                                   FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                              -------------------------------------------------------------------
                                                                                    VIP DYNAMIC
                               VIP ASSET       VIP                         VIP        CAPITAL
                              MANAGER/SM/    BALANCED        VIP      CONTRAFUND(R) APPRECIATION
                              PORTFOLIO -- PORTFOLIO -- CONTRAFUND(R) PORTFOLIO --  PORTFOLIO --
                                SERVICE      SERVICE    PORTFOLIO --     SERVICE      SERVICE
                                CLASS 2      CLASS 2    INITIAL CLASS    CLASS 2      CLASS 2
                              ------------ ------------ ------------- ------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............  12,839,238   75,119,530   123,481,819   267,821,011   2,111,123
Dividend receivable..........          --           --            --            --          --
Receivable for units sold....          --           --            --            --          --
                               ----------   ----------   -----------   -----------   ---------
       Total assets..........  12,839,238   75,119,530   123,481,819   267,821,011   2,111,123
                               ----------   ----------   -----------   -----------   ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       1,912       11,555        14,335        36,175         263
Payable for units
  withdrawn..................       1,251        9,819        67,100       165,114           1
                               ----------   ----------   -----------   -----------   ---------
       Total liabilities.....       3,163       21,374        81,435       201,289         264
                               ----------   ----------   -----------   -----------   ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  12,744,162   70,780,499   123,292,108   258,681,741   2,110,859
   Variable annuity
     contract owners in
     the annuitization
     period..................      91,913    4,317,657       108,276     8,937,981          --
                               ----------   ----------   -----------   -----------   ---------
       Net assets............  12,836,075   75,098,156   123,400,384   267,619,722   2,110,859
                               ==========   ==========   ===========   ===========   =========
Investments in
  securities at cost.........  11,979,752   69,393,705   112,927,668   246,522,361   1,806,224
                               ==========   ==========   ===========   ===========   =========
Shares outstanding...........     860,539    4,837,059     4,670,265    10,300,808     214,763
                               ==========   ==========   ===========   ===========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                                                                      FIDELITY(R) VARIABLE
                                                                              INSURANCE PRODUCTS FUND (CONTINUED)
                              ---------------------------------------------------------------------------------------------
                                                             VIP          VIP                         VIP
                                            VIP EQUITY-    GROWTH &     GROWTH &        VIP         GROWTH         VIP
                               VIP EQUITY-     INCOME       INCOME       INCOME       GROWTH     OPPORTUNITIES    GROWTH
                                 INCOME     PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- OPPORTUNITIES PORTFOLIO --  PORTFOLIO --
                              PORTFOLIO --    SERVICE      INITIAL      SERVICE    PORTFOLIO --     SERVICE      INITIAL
                              INITIAL CLASS   CLASS 2       CLASS       CLASS 2    INITIAL CLASS    CLASS 2       CLASS
                              ------------- ------------ ------------ ------------ ------------- ------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............ $100,507,375  135,774,508   23,159,263   14,615,710    9,642,225    29,276,857    59,930,584
Dividend receivable..........           --           --           --           --           --            --            --
Receivable for units sold....       92,424           --           --           --       28,049           467            --
                              ------------  -----------   ----------   ----------    ---------    ----------    ----------
       Total assets..........  100,599,799  135,774,508   23,159,263   14,615,710    9,670,274    29,277,324    59,930,584
                              ------------  -----------   ----------   ----------    ---------    ----------    ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       11,315       18,418        2,732        1,833        1,128         4,061         6,570
Payable for units
  withdrawn..................           --      140,432       44,017       10,329           --            --        19,627
                              ------------  -----------   ----------   ----------    ---------    ----------    ----------
       Total liabilities.....       11,315      158,850       46,749       12,162        1,128         4,061        26,197
                              ------------  -----------   ----------   ----------    ---------    ----------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  100,457,024  131,451,536   23,099,975   14,603,548    9,643,203    27,920,569    59,880,565
   Variable annuity
     contract owners in
     the annuitization
     period..................      131,460    4,164,122       12,539           --       25,943     1,352,694        23,822
                              ------------  -----------   ----------   ----------    ---------    ----------    ----------
       Net assets............ $100,588,484  135,615,658   23,112,514   14,603,548    9,669,146    29,273,263    59,904,387
                              ============  ===========   ==========   ==========    =========    ==========    ==========
Investments in
  securities at cost......... $105,742,138  135,398,523   20,606,566   12,942,319    7,600,518    27,403,714    49,321,121
                              ============  ===========   ==========   ==========    =========    ==========    ==========
Shares outstanding...........    5,040,490    6,920,209    1,587,338    1,018,516      442,304     1,355,410     1,425,222
                              ============  ===========   ==========   ==========    =========    ==========    ==========


                              ---------------------------------------
                                               VIP          VIP
                                  VIP         GROWTH     INVESTMENT
                                 GROWTH       STOCK      GRADE BOND
                              PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                                SERVICE      SERVICE      SERVICE
                                CLASS 2      CLASS 2      CLASS 2
                              ------------ ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............  17,689,107   38,820,116  142,295,964
Dividend receivable..........          --           --           --
Receivable for units sold....       2,345           --      216,485
                               ----------   ----------  -----------
       Total assets..........  17,691,452   38,820,116  142,512,449
                               ----------   ----------  -----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       2,240        5,477       20,091
Payable for units
  withdrawn..................          --        6,983           --
                               ----------   ----------  -----------
       Total liabilities.....       2,240       12,460       20,091
                               ----------   ----------  -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  17,689,212   36,781,435  136,445,649
   Variable annuity
     contract owners in
     the annuitization
     period..................          --    2,026,221    6,046,709
                               ----------   ----------  -----------
       Net assets............  17,689,212   38,807,656  142,492,358
                               ==========   ==========  ===========
Investments in
  securities at cost.........  14,756,171   35,591,022  142,987,319
                               ==========   ==========  ===========
Shares outstanding...........     424,810    2,469,473   11,125,564
                               ==========   ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                              FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                              -------------------------------------------------------- ---------------


                                  VIP            VIP           VIP        VIP VALUE
                                MID CAP        MID CAP       OVERSEAS     STRATEGIES   FRANKLIN INCOME
                              PORTFOLIO --   PORTFOLIO --  PORTFOLIO --  PORTFOLIO --    SECURITIES
                                INITIAL        SERVICE       INITIAL       SERVICE         FUND --
                                 CLASS         CLASS 2        CLASS        CLASS 2     CLASS 2 SHARES
                              ------------   ------------  ------------  ------------  ---------------
ASSETS:
Investments at fair
  value (note 2b)............   $27,118      170,633,685    23,496,526    4,495,803      541,704,584
Dividend receivable..........        --               --            --           --               --
Receivable for units sold....        --               --            --           --               --
                                -------      -----------    ----------    ---------      -----------
       Total assets..........    27,118      170,633,685    23,496,526    4,495,803      541,704,584
                                -------      -----------    ----------    ---------      -----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....         2           22,432         2,598          568           87,840
Payable for units
  withdrawn..................        --          179,996        15,929          765          855,754
                                -------      -----------    ----------    ---------      -----------
       Total liabilities.....         2          202,428        18,527        1,333          943,594
                                -------      -----------    ----------    ---------      -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    27,116      166,323,505    23,430,830    4,494,470      508,560,941
   Variable annuity
     contract owners in
     the annuitization
     period..................        --        4,107,752        47,169           --       32,200,049
                                -------      -----------    ----------    ---------      -----------
       Net assets............   $27,116      170,431,257    23,477,999    4,494,470      540,760,990
                                =======      ===========    ==========    =========      ===========
Investments in
  securities at cost.........   $23,746      166,091,331    24,443,100    3,934,598      539,368,698
                                =======      ===========    ==========    =========      ===========
Shares outstanding...........       888        5,691,584     1,460,319      402,129       35,945,891
                                =======      ===========    ==========    =========      ===========

                              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                              -------------------------------------------------------------------
                               FRANKLIN
                              LARGE CAP                                    TEMPLETON  TEMPLETON
                                GROWTH   FRANKLIN TEMPLETON                 FOREIGN    FOREIGN
                              SECURITIES    VIP FOUNDING    MUTUAL SHARES  SECURITIES SECURITIES
                               FUND --    FUNDS ALLOCATION    SECURITIES    FUND --    FUND --
                               CLASS 2        FUND --          FUND --      CLASS 1    CLASS 2
                                SHARES     CLASS 2 SHARES   CLASS 2 SHARES   SHARES     SHARES
                              ---------- ------------------ -------------- ---------- ----------
ASSETS:
Investments at fair
  value (note 2b)............  332,271      106,227,904       20,500,144   10,000,344 1,691,508
Dividend receivable..........       --               --               --           --        --
Receivable for units sold....       --               --               --           --        --
                               -------      -----------       ----------   ---------- ---------
       Total assets..........  332,271      106,227,904       20,500,144   10,000,344 1,691,508
                               -------      -----------       ----------   ---------- ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       40           16,502            2,591        1,191       248
Payable for units
  withdrawn..................       --           58,149          510,026        1,123     3,040
                               -------      -----------       ----------   ---------- ---------
       Total liabilities.....       40           74,651          512,617        2,314     3,288
                               -------      -----------       ----------   ---------- ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  332,231       94,125,991       19,875,101    9,998,030 1,422,395
   Variable annuity
     contract owners in
     the annuitization
     period..................       --       12,027,262          112,426           --   265,825
                               -------      -----------       ----------   ---------- ---------
       Net assets............  332,231      106,153,253       19,987,527    9,998,030 1,688,220
                               =======      ===========       ==========   ========== =========
Investments in
  securities at cost.........  326,889       98,949,835       17,973,819    9,564,695 1,636,223
                               =======      ===========       ==========   ========== =========
Shares outstanding...........   20,511       12,482,715        1,190,485      683,551   117,711
                               =======      ===========       ==========   ========== =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                FRANKLIN TEMPLETON
                                VARIABLE INSURANCE
                                  PRODUCTS TRUST
                                   (CONTINUED)                                      GE INVESTMENTS FUNDS, INC.
                              ---------------------- -----------------------------------------------------------------
                              TEMPLETON
                                GLOBAL    TEMPLETON
                                 BOND       GROWTH   CORE VALUE            INTERNATIONAL MID-CAP
                              SECURITIES  SECURITIES   EQUITY    INCOME       EQUITY     EQUITY
                               FUND --     FUND --    FUND --    FUND --      FUND --    FUND -- MONEY  PREMIER GROWTH
                               CLASS 1     CLASS 2    CLASS 1    CLASS 1      CLASS 1    CLASS 1 MARKET EQUITY FUND --
                                SHARES      SHARES     SHARES    SHARES       SHARES     SHARES   FUND  CLASS 1 SHARES
                              ----------- ---------- ---------- ---------- ------------- ------- ------ --------------
ASSETS:
Investments at fair
  value (note 2b)............ $12,384,002 13,182,264 13,565,230 38,072,418      --         --      --     30,796,195
Dividend receivable..........          --         --         --         --      --         --      --             --
Receivable for units sold....          --         --         --         --      --         --      --             --
                              ----------- ---------- ---------- ----------      --         --      --     ----------
       Total assets..........  12,384,002 13,182,264 13,565,230 38,072,418      --         --      --     30,796,195
                              ----------- ---------- ---------- ----------      --         --      --     ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       1,373      1,677      1,700      4,690      --         --      --          3,781
Payable for units
  withdrawn..................       8,991     96,781      9,043     13,291      --         --      --         34,545
                              ----------- ---------- ---------- ----------      --         --      --     ----------
       Total liabilities.....      10,364     98,458     10,743     17,981      --         --      --         38,326
                              ----------- ---------- ---------- ----------      --         --      --     ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  12,373,638 12,932,279 13,554,487 38,054,437      --         --      --     30,670,787
   Variable annuity
     contract owners in
     the annuitization
     period..................          --    151,527         --         --      --         --      --         87,082
                              ----------- ---------- ---------- ----------      --         --      --     ----------
       Net assets............ $12,373,638 13,083,806 13,554,487 38,054,437      --         --      --     30,757,869
                              =========== ========== ========== ==========      ==         ==      ==     ==========
Investments in
  securities at cost......... $11,026,622 12,846,024 12,632,399 37,769,750      --         --      --     24,502,088
                              =========== ========== ========== ==========      ==         ==      ==     ==========
Shares outstanding...........     619,200  1,101,275  1,402,816  3,251,274      --         --      --        358,137
                              =========== ========== ========== ==========      ==         ==      ==     ==========




                              ------------------------


                              REAL ESTATE
                              SECURITIES
                                FUND --
                                CLASS 1   S&P 500(R)
                                SHARES    INDEX FUND
                              ----------- -----------
ASSETS:
Investments at fair
  value (note 2b)............ 64,744,458  150,734,746
Dividend receivable..........         --           --
Receivable for units sold....         --           --
                              ----------  -----------
       Total assets.......... 64,744,458  150,734,746
                              ----------  -----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....      8,085       18,136
Payable for units
  withdrawn..................    355,540       30,576
                              ----------  -----------
       Total liabilities.....    363,625       48,712
                              ----------  -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period.................. 63,685,222  150,668,098
   Variable annuity
     contract owners in
     the annuitization
     period..................    695,611       17,936
                              ----------  -----------
       Net assets............ 64,380,833  150,686,034
                              ==========  ===========
Investments in
  securities at cost......... 55,705,449  129,090,381
                              ==========  ===========
Shares outstanding...........  4,879,010    5,960,251
                              ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                   GE INVESTMENTS FUNDS, INC. (CONTINUED)
                              ------------------------------------------------- -----------------


                                                                                GENWORTH GENWORTH
                               SMALL-CAP                                        CALAMOS  DAVIS NY
                                EQUITY    TOTAL RETURN TOTAL RETURN U.S. EQUITY  GROWTH  VENTURE
                                FUND --     FUND --      FUND --      FUND --   FUND --  FUND --
                                CLASS 1     CLASS 1      CLASS 3      CLASS 1   SERVICE  SERVICE
                                SHARES       SHARES       SHARES      SHARES     SHARES   SHARES
                              ----------- ------------ ------------ ----------- -------- --------
ASSETS:
Investments at fair
  value (note 2b)............ $36,828,747 995,537,146  997,850,291  25,838,703     --       --
Dividend receivable..........          --          --           --          --     --       --
Receivable for units sold....          --          --           --          --     --       --
                              ----------- -----------  -----------  ----------     --       --
       Total assets..........  36,828,747 995,537,146  997,850,291  25,838,703     --       --
                              ----------- -----------  -----------  ----------     --       --
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       4,581     134,384      157,874       3,189     --       --
Payable for units
  withdrawn..................      37,137     415,708      169,628      36,097     --       --
                              ----------- -----------  -----------  ----------     --       --
       Total liabilities.....      41,718     550,092      327,502      39,286     --       --
                              ----------- -----------  -----------  ----------     --       --
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  36,787,029 962,289,955  940,737,122  25,795,668     --       --
   Variable annuity
     contract owners in
     the annuitization
     period..................          --  32,697,099   56,785,667       3,749     --       --
                              ----------- -----------  -----------  ----------     --       --
       Net assets............ $36,787,029 994,987,054  997,522,789  25,799,417     --       --
                              =========== ===========  ===========  ==========     ==       ==
Investments in
  securities at cost......... $33,255,697 924,961,369  955,334,540  23,279,314     --       --
                              =========== ===========  ===========  ==========     ==       ==
Shares outstanding...........   2,754,581  57,379,663   57,679,208     735,307     --       --
                              =========== ===========  ===========  ==========     ==       ==

                              GENWORTH VARIABLE INSURANCE TRUST
                              --------------------------------------------------
                              GENWORTH                  GENWORTH     GENWORTH
                                EATON     GENWORTH       GOLDMAN    LEGG MASON
                                VANCE     ENHANCED        SACHS     CLEARBRIDGE
                              LARGE CAP INTERNATIONAL   ENHANCED    AGGRESSIVE
                                VALUE       INDEX       CORE BOND     GROWTH
                               FUND --     FUND --    INDEX FUND --   FUND --
                               SERVICE     SERVICE       SERVICE      SERVICE
                               SHARES      SHARES        SHARES       SHARES
                              --------- ------------- ------------- -----------
ASSETS:
Investments at fair
  value (note 2b)............    --          --            --           --
Dividend receivable..........    --          --            --           --
Receivable for units sold....    --          --            --           --
                                 --          --            --           --
       Total assets..........    --          --            --           --
                                 --          --            --           --
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....    --          --            --           --
Payable for units
  withdrawn..................    --          --            --           --
                                 --          --            --           --
       Total liabilities.....    --          --            --           --
                                 --          --            --           --
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    --          --            --           --
   Variable annuity
     contract owners in
     the annuitization
     period..................    --          --            --           --
                                 --          --            --           --
       Net assets............    --          --            --           --
                                 ==          ==            ==           ==
Investments in
  securities at cost.........    --          --            --           --
                                 ==          ==            ==           ==
Shares outstanding...........    --          --            --           --
                                 ==          ==            ==           ==

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                GENWORTH VARIABLE
                                 INSURANCE TRUST            GOLDMAN SACHS VARIABLE
                                   (CONTINUED)                  INSURANCE TRUST
                              --------------------- --------------------------------------- ------------
                                          GENWORTH     GOLDMAN
                               GENWORTH  PYRAMIS(R)     SACHS                                 JPMORGAN
                                PIMCO    SMALL/MID    LARGE CAP    GOLDMAN      GOLDMAN      INSURANCE
                              STOCKSPLUS  CAP CORE      VALUE       SACHS     SACHS MONEY      TRUST
                               FUND --    FUND --      FUND --     MID CAP   MARKET FUND --  CORE BOND
                               SERVICE    SERVICE   INSTITUTIONAL   VALUE       SERVICE     PORTFOLIO --
                                SHARES     SHARES      SHARES       FUND         SHARES       CLASS 1
                              ---------- ---------- ------------- ---------- -------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............    $--         --       9,407,488   53,861,384  204,208,461    4,551,103
Dividend receivable..........     --         --              --           --        1,044           --
Receivable for units sold....     --         --           1,696           --           --        2,591
                                 ---         --       ---------   ----------  -----------    ---------
       Total assets..........     --         --       9,409,184   53,861,384  204,209,505    4,553,694
                                 ---         --       ---------   ----------  -----------    ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....     --         --           1,114        6,454       26,194          661
Payable for units
  withdrawn..................     --         --              --      119,421    2,574,326           --
                                 ---         --       ---------   ----------  -----------    ---------
       Total liabilities.....     --         --           1,114      125,875    2,600,520          661
                                 ---         --       ---------   ----------  -----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................     --         --       9,408,070   53,685,236  201,540,052    3,883,218
   Variable annuity
     contract owners in
     the annuitization
     period..................     --         --              --       50,273       68,933      669,815
                                 ---         --       ---------   ----------  -----------    ---------
       Net assets............    $--         --       9,408,070   53,735,509  201,608,985    4,553,033
                                 ===         ==       =========   ==========  ===========    =========
Investments in
  securities at cost.........    $--         --       9,293,912   47,507,714  204,208,461    4,292,897
                                 ===         ==       =========   ==========  ===========    =========
Shares outstanding...........     --         --         874,302    3,513,463  204,208,461      386,342
                                 ===         ==       =========   ==========  ===========    =========


                                      JPMORGAN INSURANCE TRUST
                              -----------------------------------------------------
                                             JPMORGAN      JPMORGAN     JPMORGAN
                                JPMORGAN     INSURANCE    INSURANCE    INSURANCE
                               INSURANCE       TRUST        TRUST        TRUST
                                 TRUST     INTERNATIONAL   INTREPID     INTREPID
                              EQUITY INDEX    EQUITY        GROWTH      MID CAP
                              PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --
                                CLASS 1       CLASS 1      CLASS 1      CLASS 1
                              ------------ ------------- ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............  1,581,169      83,095       671,905      507,245
Dividend receivable..........         --          --            --           --
Receivable for units sold....        394          --           874           --
                               ---------      ------       -------      -------
       Total assets..........  1,581,563      83,095       672,779      507,245
                               ---------      ------       -------      -------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....        243          13           104           79
Payable for units
  withdrawn..................         --           2            --          191
                               ---------      ------       -------      -------
       Total liabilities.....        243          15           104          270
                               ---------      ------       -------      -------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  1,244,535      83,080       523,516      394,072
   Variable annuity
     contract owners in
     the annuitization
     period..................    336,785          --       149,159      112,903
                               ---------      ------       -------      -------
       Net assets............  1,581,320      83,080       672,675      506,975
                               =========      ======       =======      =======
Investments in
  securities at cost.........  1,304,624      68,822       569,837      420,591
                               =========      ======       =======      =======
Shares outstanding...........    127,514       7,899        38,176       28,854
                               =========      ======       =======      =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                     JPMORGAN INSURANCE TRUST (CONTINUED)
                              --------------------------------------------------- --------------------------
                                JPMORGAN     JPMORGAN     JPMORGAN
                               INSURANCE    INSURANCE    INSURANCE     JPMORGAN
                                 TRUST        TRUST        TRUST      INSURANCE
                                MID CAP      MID CAP     SMALL CAP    TRUST U.S.    BALANCED      BALANCED
                                 GROWTH       VALUE         CORE        EQUITY    PORTFOLIO --  PORTFOLIO --
                              PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- INSTITUTIONAL   SERVICE
                                CLASS 1      CLASS 1      CLASS 1      CLASS 1       SHARES        SHARES
                              ------------ ------------ ------------ ------------ ------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............   $498,050     103,926       47,324     1,501,218    97,327,719   129,596,565
Dividend receivable..........         --          --           --            --            --            --
Receivable for units sold....         68          --           --           302            --            --
                                --------     -------       ------     ---------    ----------   -----------
       Total assets..........    498,118     103,926       47,324     1,501,520    97,327,719   129,596,565
                                --------     -------       ------     ---------    ----------   -----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....         78          15            6           234        11,388        18,863
Payable for units
  withdrawn..................         --           1           --            --        60,279        71,426
                                --------     -------       ------     ---------    ----------   -----------
       Total liabilities.....         78          16            6           234        71,667        90,289
                                --------     -------       ------     ---------    ----------   -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    385,158     103,910       47,318     1,163,635    97,195,268   124,025,902
   Variable annuity
     contract owners in
     the annuitization
     period..................    112,882          --           --       337,651        60,784     5,480,374
                                --------     -------       ------     ---------    ----------   -----------
       Net assets............   $498,040     103,910       47,318     1,501,286    97,256,052   129,506,276
                                ========     =======       ======     =========    ==========   ===========
Investments in
  securities at cost.........   $400,372      72,194       36,459     1,245,396    90,014,123   123,151,451
                                ========     =======       ======     =========    ==========   ===========
Shares outstanding...........     27,350      12,720        2,785        85,103     3,582,176     4,560,048
                                ========     =======       ======     =========    ==========   ===========

                                   JANUS ASPEN SERIES
                              -------------------------------------------------------


                                                           FLEXIBLE
                               ENTERPRISE    ENTERPRISE      BOND          FORTY
                              PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO --
                              INSTITUTIONAL   SERVICE    INSTITUTIONAL INSTITUTIONAL
                                 SHARES        SHARES       SHARES        SHARES
                              ------------- ------------ ------------- -------------
ASSETS:
Investments at fair
  value (note 2b)............  49,317,543    4,422,786    21,711,068    41,392,712
Dividend receivable..........          --           --            --            --
Receivable for units sold....          --           --        13,134            --
                               ----------    ---------    ----------    ----------
       Total assets..........  49,317,543    4,422,786    21,724,202    41,392,712
                               ----------    ---------    ----------    ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       5,735          552         2,547         4,918
Payable for units
  withdrawn..................       8,792        9,914            --         7,575
                               ----------    ---------    ----------    ----------
       Total liabilities.....      14,527       10,466         2,547        12,493
                               ----------    ---------    ----------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  49,247,570    4,412,320    21,721,655    41,184,138
   Variable annuity
     contract owners in
     the annuitization
     period..................      55,446           --            --       196,081
                               ----------    ---------    ----------    ----------
       Net assets............  49,303,016    4,412,320    21,721,655    41,380,219
                               ==========    =========    ==========    ==========
Investments in
  securities at cost.........  34,568,711    3,124,818    21,303,100    29,602,677
                               ==========    =========    ==========    ==========
Shares outstanding...........   1,101,576      102,427     1,723,101     1,010,811
                               ==========    =========    ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


                                                                     JANUS ASPEN SERIES (CONTINUED)
                              -----------------------------------------------------------------------------------------------



                                                GLOBAL
                                              TECHNOLOGY      JANUS        JANUS       OVERSEAS      OVERSEAS     WORLDWIDE
                                  FORTY      PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --
                               PORTFOLIO --    SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL
                              SERVICE SHARES    SHARES       SHARES        SHARES       SHARES        SHARES       SHARES
                              -------------- ------------ ------------- ------------ ------------- ------------ -------------
ASSETS:
Investments at fair
  value (note 2b)............  $52,732,573    5,799,747    49,985,070    3,889,349    50,352,045    6,305,042    51,866,239
Dividend receivable..........           --           --            --           --            --           --            --
Receivable for units sold....           --           --            --           --            --           --         7,052
                               -----------    ---------    ----------    ---------    ----------    ---------    ----------
       Total assets..........   52,732,573    5,799,747    49,985,070    3,889,349    50,352,045    6,305,042    51,873,291
                               -----------    ---------    ----------    ---------    ----------    ---------    ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....        7,195          684         5,715          488         5,890          786         5,881
Payable for units
  withdrawn..................       35,193          436        35,108       49,542        31,745       12,549            --
                               -----------    ---------    ----------    ---------    ----------    ---------    ----------
       Total liabilities.....       42,388        1,120        40,823       50,030        37,635       13,335         5,881
                               -----------    ---------    ----------    ---------    ----------    ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   50,655,258    5,798,627    49,928,052    3,839,319    50,253,563    6,291,707    51,820,262
   Variable annuity
     contract owners in
     the annuitization
     period..................    2,034,927           --        16,195           --        60,847           --        47,148
                               -----------    ---------    ----------    ---------    ----------    ---------    ----------
       Net assets............  $52,690,185    5,798,627    49,944,247    3,839,319    50,314,410    6,291,707    51,867,410
                               ===========    =========    ==========    =========    ==========    =========    ==========
Investments in
  securities at cost.........  $43,399,368    4,447,096    40,760,781    3,009,615    53,878,615    5,087,270    49,960,256
                               ===========    =========    ==========    =========    ==========    =========    ==========
Shares outstanding...........    1,309,150      941,517     1,889,795      148,846     1,326,450      170,268     1,687,256
                               ===========    =========    ==========    =========    ==========    =========    ==========

                                              LEGG MASON PARTNERS
                                             VARIABLE EQUITY TRUST
                              --------------------------------------
                                                         LEGG MASON
                                            LEGG MASON  CLEARBRIDGE
                                           CLEARBRIDGE    VARIABLE
                                             VARIABLE      EQUITY
                               WORLDWIDE    AGGRESSIVE     INCOME
                              PORTFOLIO --    GROWTH      BUILDER
                                SERVICE    PORTFOLIO -- PORTFOLIO --
                                 SHARES      CLASS II     CLASS I
                              ------------ ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............  4,578,859    4,806,508    6,014,446
Dividend receivable..........         --           --           --
Receivable for units sold....         --           --          431
                               ---------    ---------    ---------
       Total assets..........  4,578,859    4,806,508    6,014,877
                               ---------    ---------    ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....        576          616          722
Payable for units
  withdrawn..................      2,370          496           --
                               ---------    ---------    ---------
       Total liabilities.....      2,946        1,112          722
                               ---------    ---------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  4,575,913    4,805,396    6,014,155
   Variable annuity
     contract owners in
     the annuitization
     period..................         --           --           --
                               ---------    ---------    ---------
       Net assets............  4,575,913    4,805,396    6,014,155
                               =========    =========    =========
Investments in
  securities at cost.........  4,154,823    3,935,263    6,027,237
                               =========    =========    =========
Shares outstanding...........    151,018      255,122      518,934
                               =========    =========    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                                                  LEGG MASON
                                                                   PARTNERS
                                                                   VARIABLE
                                   LEGG MASON PARTNERS              INCOME
                            VARIABLE EQUITY TRUST (CONTINUED)       TRUST
                          -------------------------------------- ------------ ----------------
                           LEGG MASON   LEGG MASON
                          CLEARBRIDGE  CLEARBRIDGE   LEGG MASON    WESTERN
                            VARIABLE     VARIABLE   CLEARBRIDGE     ASSET
                             EQUITY    FUNDAMENTAL    VARIABLE     VARIABLE   MFS(R) INVESTORS
                             INCOME      ALL CAP     LARGE CAP    STRATEGIC     GROWTH STOCK
                            BUILDER       VALUE        VALUE         BOND        SERIES --
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --  SERVICE CLASS
                            CLASS II     CLASS I      CLASS I      CLASS I         SHARES
                          ------------ ------------ ------------ ------------ ----------------
ASSETS:
Investments at fair
 value (note 2b).........  $7,187,746   6,254,918    10,199,275   14,577,684     8,668,139
Dividend receivable......          --          --            --           --            --
Receivable for units sold          --          --            --          174         4,069
                           ----------   ---------    ----------   ----------     ---------
    Total assets.........   7,187,746   6,254,918    10,199,275   14,577,858     8,672,208
                           ----------   ---------    ----------   ----------     ---------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..       1,158         806         1,208        1,733         1,098
Payable for units
 withdrawn...............       6,061       2,825           902           --            --
                           ----------   ---------    ----------   ----------     ---------
    Total liabilities....       7,219       3,631         2,110        1,733         1,098
                           ----------   ---------    ----------   ----------     ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   6,830,457   6,251,287    10,180,485   14,576,125     8,671,110
 Variable annuity
   contract owners in
   the annuitization
   period................     350,070          --        16,680           --            --
                           ----------   ---------    ----------   ----------     ---------
    Net assets...........  $7,180,527   6,251,287    10,197,165   14,576,125     8,671,110
                           ==========   =========    ==========   ==========     =========
Investments in
 securities at cost......  $7,153,843   6,267,381     8,725,171   13,847,123     6,812,901
                           ==========   =========    ==========   ==========     =========
Shares outstanding.......     618,035     304,080       661,861    1,408,472       726,583
                           ==========   =========    ==========   ==========     =========




                                          MFS(R) VARIABLE INSURANCE TRUST
                          -------------------------------------------------------------------------------



                          MFS(R) INVESTORS  MFS(R) NEW   MFS(R) STRATEGIC MFS(R) TOTAL
                               TRUST         DISCOVERY        INCOME         RETURN     MFS(R) UTILITIES
                             SERIES --       SERIES --      SERIES --       SERIES --      SERIES --
                           SERVICE CLASS   SERVICE CLASS  SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                               SHARES         SHARES          SHARES         SHARES          SHARES
                          ---------------- ------------- ---------------- ------------- ----------------
ASSETS:
Investments at fair
 value (note 2b).........    7,265,696      21,104,794        72,647       60,575,391      26,150,899
Dividend receivable......           --              --            --               --              --
Receivable for units sold           --              --            --               --              --
                             ---------      ----------        ------       ----------      ----------
    Total assets.........    7,265,696      21,104,794        72,647       60,575,391      26,150,899
                             ---------      ----------        ------       ----------      ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..          915           2,604             9            9,436           3,297
Payable for units
 withdrawn...............          121           2,601            --            3,612           9,520
                             ---------      ----------        ------       ----------      ----------
    Total liabilities....        1,036           5,205             9           13,048          12,817
                             ---------      ----------        ------       ----------      ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    7,264,660      21,099,589        72,638       58,023,954      26,138,082
 Variable annuity
   contract owners in
   the annuitization
   period................           --              --            --        2,538,389              --
                             ---------      ----------        ------       ----------      ----------
    Net assets...........    7,264,660      21,099,589        72,638       60,562,343      26,138,082
                             =========      ==========        ======       ==========      ==========
Investments in
 securities at cost......    5,543,263      20,527,703        66,103       56,663,822      23,489,130
                             =========      ==========        ======       ==========      ==========
Shares outstanding.......      318,951       1,406,049         7,046        3,059,363         958,259
                             =========      ==========        ======       ==========      ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                          -------------------------------------------------------------------------------------------------
                                                                                                    OPPENHEIMER
                                                  OPPENHEIMER  OPPENHEIMER              OPPENHEIMER   GLOBAL
                          OPPENHEIMER OPPENHEIMER   CAPITAL      CAPITAL    OPPENHEIMER   GLOBAL     STRATEGIC  OPPENHEIMER
                           BALANCED    BALANCED   APPRECIATION APPRECIATION  CORE BOND  SECURITIES    INCOME    HIGH INCOME
                          FUND/VA --  FUND/VA --   FUND/VA --   FUND/VA --  FUND/VA --  FUND/VA --  FUND/VA --  FUND/VA --
                          NON-SERVICE   SERVICE   NON-SERVICE    SERVICE    NON-SERVICE   SERVICE   NON-SERVICE NON-SERVICE
                            SHARES      SHARES       SHARES       SHARES      SHARES      SHARES      SHARES      SHARES
                          ----------- ----------- ------------ ------------ ----------- ----------- ----------- -----------
ASSETS:
Investments at fair
 value (note 2b)......... $14,990,288 30,644,185   34,465,618   6,169,301   17,199,747  87,912,782   7,194,671      --
Dividend receivable......          --         --           --          --           --          --          --      --
Receivable for units sold      46,823     90,487           --          --           --          --          --      --
                          ----------- ----------   ----------   ---------   ----------  ----------   ---------      --
    Total assets.........  15,037,111 30,734,672   34,465,618   6,169,301   17,199,747  87,912,782   7,194,671      --
                          ----------- ----------   ----------   ---------   ----------  ----------   ---------      --
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..       1,681      4,845        3,910         765        2,027      11,665         840      --
Payable for units
 withdrawn...............          --         --       19,667      44,564        4,929     142,274         152      --
                          ----------- ----------   ----------   ---------   ----------  ----------   ---------      --
    Total liabilities....       1,681      4,845       23,577      45,329        6,956     153,939         992      --
                          ----------- ----------   ----------   ---------   ----------  ----------   ---------      --
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  15,035,430 29,200,771   34,423,056   6,123,972   17,187,216  85,715,074   7,168,867      --
 Variable annuity
   contract owners in
   the annuitization
   period................          --  1,529,056       18,985          --        5,575   2,043,769      24,812      --
                          ----------- ----------   ----------   ---------   ----------  ----------   ---------      --
    Net assets........... $15,035,430 30,729,827   34,442,041   6,123,972   17,192,791  87,758,843   7,193,679      --
                          =========== ==========   ==========   =========   ==========  ==========   =========      ==
Investments in
 securities at cost...... $16,724,314 31,362,724   27,793,446   5,109,625   18,375,010  70,639,547   7,068,550      --
                          =========== ==========   ==========   =========   ==========  ==========   =========      ==
Shares outstanding.......   1,197,307  2,477,299      764,883     138,139    2,082,294   2,725,978   1,268,901      --
                          =========== ==========   ==========   =========   ==========  ==========   =========      ==

                          --------------------------
                                       OPPENHEIMER
                                       MAIN STREET
                          OPPENHEIMER   SMALL- &
                          MAIN STREET    MID-CAP
                          FUND/VA --  FUND(R)/VA --
                            SERVICE      SERVICE
                            SHARES       SHARES
                          ----------- -------------
ASSETS:
Investments at fair
 value (note 2b)......... 103,276,418  96,093,214
Dividend receivable......          --          --
Receivable for units sold          --          --
                          -----------  ----------
    Total assets......... 103,276,418  96,093,214
                          -----------  ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4b)..      14,197      13,312
Payable for units
 withdrawn...............      83,571     234,217
                          -----------  ----------
    Total liabilities....      97,768     247,529
                          -----------  ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  99,116,460  91,501,848
 Variable annuity
   contract owners in
   the annuitization
   period................   4,062,190   4,343,837
                          -----------  ----------
    Net assets........... 103,178,650  95,845,685
                          ===========  ==========
Investments in
 securities at cost......  77,214,848  73,201,634
                          ===========  ==========
Shares outstanding.......   4,342,995   4,814,289
                          ===========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


                                 OPPENHEIMER VARIABLE
                               ACCOUNT FUNDS (CONTINUED)
                              --------------------------- ----------------------------
                                                                         FOREIGN BOND
                               OPPENHEIMER   OPPENHEIMER                  PORTFOLIO
                              SMALL- & MID- SMALL- & MID-                (U.S. DOLLAR
                               CAP GROWTH    CAP GROWTH     ALL ASSET     HEDGED) --
                               FUND/VA --    FUND/VA --   PORTFOLIO --  ADMINISTRATIVE
                               NON-SERVICE     SERVICE    ADVISOR CLASS     CLASS
                                 SHARES        SHARES        SHARES         SHARES
                              ------------- ------------- ------------- --------------
ASSETS:
Investments at fair
  value (note 2b)............  $26,762,228    3,033,160    27,001,432     4,647,637
Dividend receivable..........           --           --            --         8,068
Receivable for units sold....           --          247        16,787            --
                               -----------    ---------    ----------     ---------
       Total assets..........   26,762,228    3,033,407    27,018,219     4,655,705
                               -----------    ---------    ----------     ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....        2,960          375         3,485           595
                               -----------    ---------    ----------     ---------
Payable for units
  withdrawn..................       56,598           --            --        38,181
                               -----------    ---------    ----------     ---------
       Total liabilities.....       59,558          375         3,485        38,776
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   26,658,809    3,033,032    27,014,734     4,616,929
   Variable annuity
     contract owners in
     the annuitization
     period..................       43,861           --            --            --
                               -----------    ---------    ----------     ---------
       Net assets............  $26,702,670    3,033,032    27,014,734     4,616,929
                               ===========    =========    ==========     =========
Investments in
  securities at cost.........  $22,733,905    2,745,452    26,421,222     4,405,406
                               ===========    =========    ==========     =========
Shares outstanding...........      488,362       56,961     2,352,041       430,337
                               ===========    =========    ==========     =========

                                                                                             RYDEX
                                                                                           VARIABLE    THE ALGER
                               PIMCO VARIABLE INSURANCE TRUST                                TRUST     PORTFOLIOS
                              ----------------------------------------------------------------------- ------------
                                               LONG-TERM
                                                  U.S.
                                HIGH YIELD     GOVERNMENT    LOW DURATION   TOTAL RETURN              ALGER LARGE
                               PORTFOLIO --   PORTFOLIO --   PORTFOLIO --   PORTFOLIO --               CAP GROWTH
                              ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE             PORTFOLIO --
                                  CLASS          CLASS          CLASS          CLASS       NASDAQ --   CLASS I-2
                                  SHARES         SHARES         SHARES         SHARES     100(R) FUND    SHARES
                              -------------- -------------- -------------- -------------- ----------- ------------
ASSETS:
Investments at fair
  value (note 2b)............   88,082,445     34,344,757    213,400,800    400,090,580    4,279,281   30,105,950
Dividend receivable..........      413,098         55,703        342,217        688,735           --           --
Receivable for units sold....           --          5,332        742,561      1,878,559        2,330           --
                                ----------     ----------    -----------    -----------    ---------   ----------
       Total assets..........   88,495,543     34,405,792    214,485,578    402,657,874    4,281,611   30,105,950
                                ----------     ----------    -----------    -----------    ---------   ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       11,701          4,447         30,117         52,568          527        3,531
                                ----------     ----------    -----------    -----------    ---------   ----------
Payable for units
  withdrawn..................      575,370             --             --             --           --        2,284
                                ----------     ----------    -----------    -----------    ---------   ----------
       Total liabilities.....      587,071          4,447         30,117         52,568          527        5,815
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   86,483,277     34,393,676    205,910,623    396,541,906    4,281,084   30,051,878
   Variable annuity
     contract owners in
     the annuitization
     period..................    1,425,195          7,669      8,544,838      6,063,400           --       48,257
                                ----------     ----------    -----------    -----------    ---------   ----------
       Net assets............   87,908,472     34,401,345    214,455,461    402,605,306    4,281,084   30,100,135
                                ==========     ==========    ===========    ===========    =========   ==========
Investments in
  securities at cost.........   80,562,746     33,943,071    204,805,923    383,274,183    3,626,826   26,161,344
                                ==========     ==========    ===========    ===========    =========   ==========
Shares outstanding...........   10,928,343      2,780,952     19,795,993     34,639,877      189,684      643,015
                                ==========     ==========    ===========    ===========    =========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                               THE ALGER                                                                           WELLS FARGO
                               PORTFOLIOS                                                                           VARIABLE
                              (CONTINUED)                        THE PRUDENTIAL SERIES FUND                           TRUST
                              ------------ ----------------------------------------------------------------------- -----------
                                             JENNISON                                                              WELLS FARGO
                              ALGER SMALL     20/20                    NATURAL                      SP PRUDENTIAL   ADVANTAGE
                               CAP GROWTH     FOCUS       JENNISON    RESOURCES   SP INTERNATIONAL  U.S. EMERGING   VT OMEGA
                              PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --      GROWTH          GROWTH        GROWTH
                               CLASS I-2     CLASS II     CLASS II     CLASS II     PORTFOLIO --    PORTFOLIO --     FUND --
                                 SHARES       SHARES       SHARES       SHARES    CLASS II SHARES  CLASS II SHARES   CLASS 2
                              ------------ ------------ ------------ ------------ ---------------- --------------- -----------
ASSETS:
Investments at fair
  value (note 2b)............ $27,101,039   8,450,656    2,481,133    31,716,569       13,595          26,984       2,388,515
Dividend receivable..........          --          --           --            --           --              --              --
Receivable for units sold....          --         225           --            --           --              --              --
                              -----------   ---------    ---------    ----------       ------          ------       ---------
       Total assets..........  27,101,039   8,450,881    2,481,133    31,716,569       13,595          26,984       2,388,515
                              -----------   ---------    ---------    ----------       ------          ------       ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4b).....       3,158       1,051          327         4,126            2               3             293
Payable for units
  withdrawn..................       6,059          --          258        42,926           --              --           4,082
                              -----------   ---------    ---------    ----------       ------          ------       ---------
       Total liabilities.....       9,217       1,051          585        47,052            2               3           4,375
                              -----------   ---------    ---------    ----------       ------          ------       ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  27,024,566   8,449,830    2,466,705    30,987,764       13,593          26,981       2,384,140
   Variable annuity
     contract owners in
     the annuitization
     period..................      67,256          --       13,843       681,753           --              --              --
                              -----------   ---------    ---------    ----------       ------          ------       ---------
       Net assets............ $27,091,822   8,449,830    2,480,548    31,669,517       13,593          26,981       2,384,140
                              ===========   =========    =========    ==========       ======          ======       =========
Investments in
  securities at cost......... $25,002,283   7,474,997    2,072,051    36,022,096       18,249          21,245       2,183,019
                              ===========   =========    =========    ==========       ======          ======       =========
Shares outstanding...........     975,559     542,752       93,663       946,481        2,594           3,323          95,046
                              ===========   =========    =========    ==========       ======          ======       =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Statements of Operations


                                       -------------------------

                                       INVESCO V.I. INVESCO V.I.
                                         CAPITAL      CAPITAL
                                       APPRECIATION DEVELOPMENT
                                         FUND --      FUND --
                          CONSOLIDATED   SERIES I     SERIES I
                             TOTAL        SHARES       SHARES
                          ------------ ------------ ------------
                                              PERIOD FROM
                                             JANUARY 1 TO
                                            APRIL 27, 2012
                                       ------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $158,241,665         --        --
   Mortality and
     expense risk and
     administrative
     charges (note 4a)...  136,998,657     45,997        18
                          ------------  ---------       ---
Net investment income
  (expense)..............   21,243,008    (45,997)      (18)
                          ------------  ---------       ---
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  116,987,323    850,022       (71)
   Change in unrealized
     appreciation
     (depreciation)......  605,062,638    440,029       990
   Capital gain
     distributions.......   94,753,233         --        --
                          ------------  ---------       ---
Net realized and
  unrealized gain (loss)
  on investments.........  816,803,194  1,290,051       919
                          ------------  ---------       ---
Increase (decrease) in
  net assets from
  operations............. $838,046,202  1,244,054       901
                          ============  =========       ===

                           AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                          ------------------------------------------------------------------------------------------
                                                                                                         INVESCO VAN
                          INVESCO V.I. INVESCO V.I. INVESCO V.I. INVESCO V.I.                            KAMPEN V.I.
                              CORE     GLOBAL REAL   GOVERNMENT  INTERNATIONAL INVESCO V.I. INVESCO V.I.  AMERICAN
                             EQUITY       ESTATE     SECURITIES     GROWTH      TECHNOLOGY   UTILITIES    FRANCHISE
                            FUND --      FUND --      FUND --       FUND --      FUND --      FUND --      FUND --
                            SERIES I    SERIES II     SERIES I     SERIES II     SERIES I     SERIES I    SERIES I
                             SHARES       SHARES       SHARES       SHARES        SHARES       SHARES      SHARES
                          ------------ ------------ ------------ ------------- ------------ ------------ -----------


                                                         YEAR ENDED DECEMBER 31, 2012
                          -----------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     99,789         935         110         735,904          --        111             --
   Mortality and
     expense risk and
     administrative
     charges (note 4a)...    167,145       4,067          29         992,149          60         26         81,305
                           ---------      ------        ----       ---------      ------        ---       --------
Net investment income
  (expense)..............    (67,356)     (3,132)         81        (256,245)        (60)        85        (81,305)
                           ---------      ------        ----       ---------      ------        ---       --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    309,286       5,242         164         915,233       3,245        (22)       (90,449)
   Change in unrealized
     appreciation
     (depreciation)......  1,004,030      48,763        (198)      5,913,095      (1,972)       (96)      (176,635)
   Capital gain
     distributions.......         --          --          --              --          --        127             --
                           ---------      ------        ----       ---------      ------        ---       --------
Net realized and
  unrealized gain (loss)
  on investments.........  1,313,316      54,005         (34)      6,828,328       1,273          9       (267,084)
                           ---------      ------        ----       ---------      ------        ---       --------
Increase (decrease) in
  net assets from
  operations.............  1,245,960      50,873          47       6,572,083       1,213         94       (348,389)
                           =========      ======        ====       =========      ======        ===       ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                           AIM VARIABLE INSURANCE FUNDS
                                  (INVESCO VARIABLE INSURANCE FUNDS) (CONTINUED)
                          -------------------------------------------------------------  -----------------
                          INVESCO VAN             INVESCO VAN INVESCO VAN   INVESCO VAN
                          KAMPEN V.I. INVESCO VAN KAMPEN V.I. KAMPEN V.I.   KAMPEN V.I.
                           AMERICAN   KAMPEN V.I. EQUITY AND    MID CAP        VALUE     ALLIANCEBERNSTEIN
                           FRANCHISE   COMSTOCK     INCOME       GROWTH    OPPORTUNITIES  BALANCED WEALTH
                            FUND --     FUND --     FUND --     FUND --       FUND --        STRATEGY
                           SERIES II   SERIES II   SERIES II    SERIES I     SERIES II     PORTFOLIO --
                            SHARES      SHARES      SHARES       SHARES       SHARES          CLASS B
                          ----------- ----------- ----------- ------------ ------------- -----------------
                                                              PERIOD FROM
                                                              APRIL 27 TO
                                                              DECEMBER 31,
                             YEAR ENDED DECEMBER 31, 2012         2012
                          ----------------------------------  ------------ -------------------------------
Investment income and
 expense:
 Income -- Ordinary
   dividends.............  $     --      521,766     255,414        --          93,767         390,784
 Mortality and expense
   risk and
   administrative
   charges (note 4a).....    91,143      590,388     279,199        20         129,818         370,148
                           --------    ---------   ---------      ----       ---------       ---------
Net investment income
 (expense)...............   (91,143)     (68,622)    (23,785)      (20)        (36,051)         20,636
                           --------    ---------   ---------      ----       ---------       ---------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)   241,907      875,206     336,674      (432)       (399,128)        224,303
 Change in unrealized
   appreciation
   (depreciation)........   512,301    5,182,036   1,048,343        61       1,654,286       1,948,455
 Capital gain
   distributions.........        --           --          --         1              --              --
                           --------    ---------   ---------      ----       ---------       ---------
Net realized and
 unrealized gain (loss)
 on investments..........   754,208    6,057,242   1,385,017      (370)      1,255,158       2,172,758
                           --------    ---------   ---------      ----       ---------       ---------
Increase (decrease) in
 net assets from
 operations..............  $663,065    5,988,620   1,361,232      (390)      1,219,107       2,193,394
                           ========    =========   =========      ====       =========       =========

                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                          -----------------------------------------------------------------------


                          ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                           GLOBAL THEMATIC     GROWTH AND       INTERNATIONAL       LARGE CAP
                               GROWTH            INCOME             VALUE            GROWTH
                            PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --
                               CLASS B           CLASS B           CLASS B           CLASS B
                          ----------------- ----------------- ----------------- -----------------



                                YEAR ENDED DECEMBER 31, 2012
                          -----------------------------------------------------------------------
Investment income and
 expense:
 Income -- Ordinary
   dividends.............           --            685,172         1,131,763             3,604
 Mortality and expense
   risk and
   administrative
   charges (note 4a).....       52,765            804,302         1,408,221           187,057
                               -------          ---------        ----------         ---------
Net investment income
 (expense)...............      (52,765)          (119,130)         (276,458)         (183,453)
                               -------          ---------        ----------         ---------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)      (14,536)           239,723        (2,704,887)          548,073
 Change in unrealized
   appreciation
   (depreciation)........      473,794          7,441,339        11,587,034         1,299,092
 Capital gain
   distributions.........           --                 --                --                --
                               -------          ---------        ----------         ---------
Net realized and
 unrealized gain (loss)
 on investments..........      459,258          7,681,062         8,882,147         1,847,165
                               -------          ---------        ----------         ---------
Increase (decrease) in
 net assets from
 operations..............      406,493          7,561,932         8,605,689         1,663,712
                               =======          =========        ==========         =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          ALLIANCEBERNSTEIN    AMERICAN
                              VARIABLE         CENTURY
                           PRODUCTS SERIES     VARIABLE
                             FUND, INC.     PORTFOLIOS II,
                             (CONTINUED)         INC.
                          ----------------- --------------

                          ALLIANCEBERNSTEIN
                              SMALL CAP      VP INFLATION
                               GROWTH         PROTECTION
                            PORTFOLIO --       FUND --
                               CLASS B         CLASS II
                          ----------------- --------------

                          --------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    $       --       2,081,126
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...       246,232       1,501,583
                             ----------       ---------
Net investment income
  (expense)..............      (246,232)        579,543
                             ----------       ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     2,798,050       2,380,255
   Change in unrealized
     appreciation
     (depreciation)......      (522,647)       (299,045)
   Capital gain
     distributions.......       686,270       2,081,399
                             ----------       ---------
Net realized and
  unrealized gain (loss)
  on investments.........     2,961,673       4,162,609
                             ----------       ---------
Increase (decrease) in
  net assets from
  operations.............    $2,715,441       4,742,152
                             ==========       =========




                           AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.         BLACKROCK VARIABLE SERIES FUNDS, INC.
                          -------------------------------------------  ---------------------------------------------------
                                                                       BLACKROCK     BLACKROCK     BLACKROCK    BLACKROCK
                                                                         BASIC        GLOBAL       LARGE CAP      VALUE
                          VP INCOME      VP                            VALUE V.I. ALLOCATION V.I. GROWTH V.I. OPPORTUNITIES
                          & GROWTH  INTERNATIONAL VP ULTRA(R) VP VALUE  FUND --       FUND --       FUND --   V.I. FUND --
                           FUND --     FUND --      FUND --   FUND --  CLASS III     CLASS III     CLASS III    CLASS III
                           CLASS I     CLASS I      CLASS I   CLASS I    SHARES       SHARES        SHARES       SHARES
                          --------- ------------- ----------- -------- ---------- --------------- ----------- -------------
                                             YEAR ENDED DECEMBER 31, 2012
                          -------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   1,660        9,100          --      1,737    176,030     6,298,605       38,577        39,302
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   1,329       18,933       1,021      1,333    198,747     8,331,645       52,385       162,434
                            -----      -------      ------     ------  ---------    ----------      -------     ---------
Net investment income
  (expense)..............     331       (9,833)     (1,021)       404    (22,717)   (2,033,040)     (13,808)     (123,132)
                            -----      -------      ------     ------  ---------    ----------      -------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   2,938         (924)      1,853     (2,546)   122,592     2,934,549      131,963       163,271
   Change in unrealized
     appreciation
     (depreciation)......   5,370      198,293       5,612     13,561  1,333,986    31,917,036       47,473     1,113,518
   Capital gain
     distributions.......      --           --          --         --         --     1,420,178      237,597            --
                            -----      -------      ------     ------  ---------    ----------      -------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........   8,308      197,369       7,465     11,015  1,456,578    36,271,763      417,033     1,276,789
                            -----      -------      ------     ------  ---------    ----------      -------     ---------
Increase (decrease) in
  net assets from
  operations.............   8,639      187,536       6,444     11,419  1,433,861    34,238,723      403,225     1,153,657
                            =====      =======      ======     ======  =========    ==========      =======     =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                         DWS
                           COLUMBIA FUNDS VARIABLE    VARIABLE
                              INSURANCE TRUST I       SERIES I   DWS VARIABLE SERIES II                  DREYFUS
                          -------------------------  ----------- ---------------------  ----------------------------------------
                                         COLUMBIA
                            COLUMBIA     VARIABLE                                                                    THE DREYFUS
                            VARIABLE   PORTFOLIO --              DWS DREMAN                DREYFUS       DREYFUS      SOCIALLY
                          PORTFOLIO --    MARSICO    DWS CAPITAL SMALL MID   DWS LARGE    INVESTMENT     VARIABLE    RESPONSIBLE
                            MARSICO    INTERNATIONAL   GROWTH    CAP VALUE   CAP VALUE    PORTFOLIOS    INVESTMENT     GROWTH
                             GROWTH    OPPORTUNITIES   VIP --      VIP --     VIP --     MIDCAP STOCK    FUND --    FUND, INC. --
                            FUND --       FUND --      CLASS B    CLASS B     CLASS B    PORTFOLIO --  MONEY MARKET    INITIAL
                            CLASS 1       CLASS 2      SHARES      SHARES     SHARES    INITIAL SHARES  PORTFOLIO      SHARES
                          ------------ ------------- ----------- ----------  ---------  -------------- ------------ -------------
                                                                             YEAR ENDED DECEMBER 31, 2012
                          -------------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $  193,206      513,240         40         434      1,227           432            --        32,757
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     444,751      921,994        104         832      1,322         1,277        11,862        61,693
                           ----------    ---------      -----      ------      -----        ------       -------       -------
Net investment income
  (expense)..............    (251,545)    (408,754)       (64)       (398)       (95)         (845)      (11,862)      (28,936)
                           ----------    ---------      -----      ------      -----        ------       -------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   1,450,062     (814,605)      (197)     (2,917)      (243)       (1,600)           --        61,589
   Change in unrealized
     appreciation
     (depreciation)......   1,799,443    9,464,393      1,362      12,053      5,852        16,388            --       358,482
   Capital gain
     distributions.......          --           --         --          --         --            --            --            --
                           ----------    ---------      -----      ------      -----        ------       -------       -------
Net realized and
  unrealized gain (loss)
  on investments.........   3,249,505    8,649,788      1,165       9,136      5,609        14,788            --       420,071
                           ----------    ---------      -----      ------      -----        ------       -------       -------
Increase (decrease) in
  net assets from
  operations.............  $2,997,960    8,241,034      1,101       8,738      5,514        13,943       (11,862)      391,135
                           ==========    =========      =====      ======      =====        ======       =======       =======

                                            FEDERATED
                            EATON VANCE     INSURANCE
                           VARIABLE TRUST     SERIES
                          ---------------- ------------


                                            FEDERATED
                                             CAPITAL
                                           APPRECIATION
                                            FUND II --
                          VT FLOATING-RATE   PRIMARY
                            INCOME FUND       SHARES
                          ---------------- ------------

                          -----------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    2,651,438        55,605
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    1,065,959       145,312
                             ---------       -------
Net investment income
  (expense)..............    1,585,479       (89,707)
                             ---------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      244,913        86,620
   Change in unrealized
     appreciation
     (depreciation)......      392,858       276,493
   Capital gain
     distributions.......      781,643       566,296
                             ---------       -------
Net realized and
  unrealized gain (loss)
  on investments.........    1,419,414       929,409
                             ---------       -------
Increase (decrease) in
  net assets from
  operations.............    3,004,893       839,702
                             =========       =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                  FEDERATED INSURANCE SERIES (CONTINUED)
                          ------------------------------------------------------- -------------------------

                                                                                   VIP ASSET    VIP ASSET
                          FEDERATED HIGH FEDERATED HIGH   FEDERATED    FEDERATED  MANAGER/SM/  MANAGER/SM/
                           INCOME BOND    INCOME BOND      KAUFMANN     MANAGED   PORTFOLIO -- PORTFOLIO --
                            FUND II --     FUND II --     FUND II --   VOLATILITY   INITIAL      SERVICE
                          PRIMARY SHARES SERVICE SHARES SERVICE SHARES  FUND II      CLASS       CLASS 2
                          -------------- -------------- -------------- ---------- ------------ ------------
                                                                               YEAR ENDED DECEMBER 31, 2012
                          ---------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $1,839,694     3,005,101             --     249,066      919,560      174,365
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      347,460       608,856        393,449     123,089      764,785      260,612
                            ----------     ---------      ---------     -------    ---------    ---------
Net investment income
  (expense)..............    1,492,234     2,396,245       (393,449)    125,977      154,775      (86,247)
                            ----------     ---------      ---------     -------    ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      158,067       750,458      4,772,442      53,734      290,237      284,629
   Change in unrealized
     appreciation
     (depreciation)......    1,242,531     1,360,274      1,770,071     292,360    5,670,969    1,122,143
   Capital gain
     distributions.......           --            --             --     500,158      440,298      101,563
                            ----------     ---------      ---------     -------    ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments.........    1,400,598     2,110,732      6,542,513     846,252    6,401,504    1,508,335
                            ----------     ---------      ---------     -------    ---------    ---------
Increase (decrease) in
  net assets from
  operations.............   $2,892,832     4,506,977      6,149,064     972,229    6,556,279    1,422,088
                            ==========     =========      =========     =======    =========    =========

                              FIDELITY(R) VARIABLE
                             INSURANCE PRODUCTS FUND
                          -----------------------------------------------------
                                                                   VIP DYNAMIC
                              VIP           VIP           VIP        CAPITAL
                            BALANCED   CONTRAFUND(R) CONTRAFUND(R) APPRECIATION
                          PORTFOLIO -- PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                            SERVICE       INITIAL       SERVICE      SERVICE
                            CLASS 2        CLASS        CLASS 2      CLASS 2
                          ------------ ------------- ------------- ------------

                          -----------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  1,108,977     1,647,707     2,984,729      10,034
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...  1,389,948     1,855,364     4,540,351      37,691
                           ---------    ----------    ----------     -------
Net investment income
  (expense)..............   (280,971)     (207,657)   (1,555,622)    (27,657)
                           ---------    ----------    ----------     -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  2,050,525     1,572,143     4,410,275     242,635
   Change in unrealized
     appreciation
     (depreciation)......  3,316,215    16,336,784    27,291,956     217,305
   Capital gain
     distributions.......  3,698,005            --            --          --
                           ---------    ----------    ----------     -------
Net realized and
  unrealized gain (loss)
  on investments.........  9,064,745    17,908,927    31,702,231     459,940
                           ---------    ----------    ----------     -------
Increase (decrease) in
  net assets from
  operations.............  8,783,774    17,701,270    30,146,609     432,283
                           =========    ==========    ==========     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                     ------------

                     VIP EQUITY-
                        INCOME
                     PORTFOLIO --
                       INITIAL
                        CLASS
                     ------------



                     ------------
Investment
  income and
  expense:
   Income --
     Ordinary
     dividends...... $ 3,086,337
   Mortality
     and
     expense
     risk and
     administrative
     charges
     (note 4a)......   1,433,649
                     -----------
Net investment
  income
  (expense).........   1,652,688
                     -----------
Net realized
  and
  unrealized
  gain (loss)
  on
  investments:
   Net
     realized
     gain
     (loss).........    (892,129)
   Change in
     unrealized
     appreciation
     (depreciation).   7,765,810
   Capital
     gain
     distributions..   6,445,612
                     -----------
Net realized
  and
  unrealized
  gain (loss)
  on
  investments.......  13,319,293
                     -----------
Increase
  (decrease)
  in net
  assets from
  operations........ $14,971,981
                     ===========

                                                   FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                     -------------------------------------------------------------------------------------------------------------
                                      VIP          VIP           VIP             VIP
                     VIP EQUITY-    GROWTH &     GROWTH &      GROWTH          GROWTH           VIP          VIP
                        INCOME       INCOME       INCOME    OPPORTUNITIES   OPPORTUNITIES      GROWTH       GROWTH
                     PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --    PORTFOLIO --    PORTFOLIO -- PORTFOLIO --
                       SERVICE      INITIAL      SERVICE       INITIAL         SERVICE        INITIAL      SERVICE
                       CLASS 2       CLASS       CLASS 2        CLASS          CLASS 2         CLASS       CLASS 2
                     ------------ ------------ ------------ ------------- ----------------- ------------ ------------
                                                                             PERIOD FROM
                                                                            JANUARY 27 TO    YEAR ENDED DECEMBER 31,
                           YEAR ENDED DECEMBER 31, 2012                   DECEMBER 31, 2012           2012
                     ---------------------------------------------------- ----------------- ------------------------
Investment
  income and
  expense:
   Income --
     Ordinary
     dividends......   3,888,941     519,937      293,772        39,078          45,222        363,146       63,315
   Mortality
     and
     expense
     risk and
     administrative
     charges
     (note 4a)......   2,251,016     357,223      229,970       145,668         454,987        868,305      313,522
                      ----------   ---------    ---------     ---------       ---------      ---------    ---------
Net investment
  income
  (expense).........   1,637,925     162,714       63,802      (106,590)       (409,765)      (505,159)    (250,207)
                      ----------   ---------    ---------     ---------       ---------      ---------    ---------
Net realized
  and
  unrealized
  gain (loss)
  on
  investments:
   Net
     realized
     gain
     (loss).........     440,833     574,329      458,652       483,315         684,976      1,999,198    1,584,970
   Change in
     unrealized
     appreciation
     (depreciation).   5,678,757   3,040,971    1,543,180     1,209,893       1,873,143      6,419,570    1,414,530
   Capital
     gain
     distributions..   8,956,040      11,130        7,066            --              --             --           --
                      ----------   ---------    ---------     ---------       ---------      ---------    ---------
Net realized
  and
  unrealized
  gain (loss)
  on
  investments.......  15,075,630   3,626,430    2,008,898     1,693,208       2,558,119      8,418,768    2,999,500
                      ----------   ---------    ---------     ---------       ---------      ---------    ---------
Increase
  (decrease)
  in net
  assets from
  operations........  16,713,555   3,789,144    2,072,700     1,586,618       2,148,354      7,913,609    2,749,293
                      ==========   =========    =========     =========       =========      =========    =========

                     ------------------------------
                                           VIP
                            VIP         INVESTMENT
                          GROWTH        GRADE BOND
                           STOCK       PORTFOLIO --
                       PORTFOLIO --      SERVICE
                      SERVICE CLASS 2    CLASS 2
                     ----------------- ------------
                        PERIOD FROM     YEAR ENDED
                       JANUARY 27 TO   DECEMBER 31,
                     DECEMBER 31, 2012     2012
                     ----------------- ------------
Investment
  income and
  expense:
   Income --
     Ordinary
     dividends......       251,593      3,001,608
   Mortality
     and
     expense
     risk and
     administrative
     charges
     (note 4a)......       647,364      2,331,811
                         ---------      ---------
Net investment
  income
  (expense).........      (395,771)       669,797
                         ---------      ---------
Net realized
  and
  unrealized
  gain (loss)
  on
  investments:
   Net
     realized
     gain
     (loss).........       575,129        728,355
   Change in
     unrealized
     appreciation
     (depreciation).     3,229,095       (708,183)
   Capital
     gain
     distributions..            --      3,855,238
                         ---------      ---------
Net realized
  and
  unrealized
  gain (loss)
  on
  investments.......     3,804,224      3,875,410
                         ---------      ---------
Increase
  (decrease)
  in net
  assets from
  operations........     3,408,453      4,545,207
                         =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                          -------------------------------------------------------


                              VIP            VIP           VIP        VIP VALUE
                            MID CAP        MID CAP       OVERSEAS     STRATEGIES
                          PORTFOLIO --   PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                            INITIAL        SERVICE       INITIAL       SERVICE
                             CLASS         CLASS 2        CLASS        CLASS 2
                          ------------   ------------  ------------  ------------
                                                                             YEAR
                          --------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    $  167          661,668      444,575       15,669
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...       198        2,776,634      316,878       54,894
                             ------       ----------    ---------      -------
Net investment income
  (expense)..............       (31)      (2,114,966)     127,697      (39,225)
                             ------       ----------    ---------      -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     1,497        3,301,304     (479,419)     234,674
   Change in unrealized
     appreciation
     (depreciation)......       103        1,748,492    4,285,923      568,040
   Capital gain
     distributions.......     2,125       13,623,164       76,502           --
                             ------       ----------    ---------      -------
Net realized and
  unrealized gain (loss)
  on investments.........     3,725       18,672,960    3,883,006      802,714
                             ------       ----------    ---------      -------
Increase (decrease) in
  net assets from
  operations.............    $3,694       16,557,994    4,010,703      763,489
                             ======       ==========    =========      =======

                                       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                          ------------------------------------------------------------------------------
                                           FRANKLIN      FRANKLIN
                                          LARGE CAP     TEMPLETON                   TEMPLETON  TEMPLETON
                          FRANKLIN INCOME   GROWTH     VIP FOUNDING   MUTUAL SHARES  FOREIGN    FOREIGN
                            SECURITIES    SECURITIES FUNDS ALLOCATION  SECURITIES   SECURITIES SECURITIES
                              FUND --      FUND --       FUND --         FUND --     FUND --    FUND --
                              CLASS 2      CLASS 2       CLASS 2         CLASS 2     CLASS 1    CLASS 2
                              SHARES        SHARES        SHARES         SHARES       SHARES     SHARES
                          --------------- ---------- ---------------- ------------- ---------- ----------
                          ENDED DECEMBER 31, 2012
                          -------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   36,304,430       3,026       2,994,432        431,070     304,221    54,194
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   11,229,040       5,411       2,046,438        381,980     138,259    30,850
                            ----------      ------      ----------     ----------   ---------   -------
Net investment income
  (expense)..............   25,075,390      (2,385)        947,994         49,090     165,962    23,344
                            ----------      ------      ----------     ----------   ---------   -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (3,206,225)        382         261,149      5,477,768    (153,845)  (29,828)
   Change in unrealized
     appreciation
     (depreciation)......   33,953,946      38,747      11,963,158     (1,792,864)  1,460,989   241,671
   Capital gain
     distributions.......           --          --              --             --          --        --
                            ----------      ------      ----------     ----------   ---------   -------
Net realized and
  unrealized gain (loss)
  on investments.........   30,747,721      39,129      12,224,307      3,684,904   1,307,144   211,843
                            ----------      ------      ----------     ----------   ---------   -------
Increase (decrease) in
  net assets from
  operations.............   55,823,111      36,744      13,172,301      3,733,994   1,473,106   235,187
                            ==========      ======      ==========     ==========   =========   =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                            FRANKLIN TEMPLETON
                            VARIABLE INSURANCE
                              PRODUCTS TRUST
                               (CONTINUED)
                          ---------------------  --------------------
                           TEMPLETON  TEMPLETON
                          GLOBAL BOND   GROWTH   CORE VALUE
                          SECURITIES  SECURITIES   EQUITY    INCOME
                            FUND --    FUND --    FUND --    FUND --
                            CLASS 1    CLASS 2    CLASS 1    CLASS 1
                            SHARES      SHARES     SHARES    SHARES
                          ----------- ---------- ---------- ---------


                                 YEAR ENDED DECEMBER 31, 2012
                          -------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $  816,224    246,248    162,018    909,561
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    169,270    187,096    220,751    648,631
                          ----------  ---------  ---------  ---------
Net investment income
  (expense)..............    646,954     59,152    (58,733)   260,930
                          ----------  ---------  ---------  ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    257,318   (248,314)   137,269    199,879
   Change in unrealized
     appreciation
     (depreciation)......    666,030  2,282,988  1,516,483  1,360,070
   Capital gain
     distributions.......     19,863         --         --         --
                          ----------  ---------  ---------  ---------
Net realized and
  unrealized gain (loss)
  on investments.........    943,211  2,034,674  1,653,752  1,559,949
                          ----------  ---------  ---------  ---------
Increase (decrease) in
  net assets from
  operations............. $1,590,165  2,093,826  1,595,019  1,820,879
                          ==========  =========  =========  =========



                                       GE INVESTMENTS FUNDS, INC.
                          ------------------------------------------------------------------------
                                                                 PREMIER
                          INTERNATIONAL   MID-CAP                GROWTH    REAL ESTATE
                              EQUITY      EQUITY                 EQUITY    SECURITIES
                             FUND --      FUND --     MONEY      FUND --     FUND --
                             CLASS 1      CLASS 1     MARKET     CLASS 1     CLASS 1   S&P 500(R)
                              SHARES      SHARES       FUND      SHARES      SHARES    INDEX FUND
                          -------------- ---------  ----------  ---------  ----------- ----------
                           PERIOD FROM        PERIOD FROM
                           JANUARY 1 TO       JANUARY 1 TO
                          APRIL 30, 2012     AUGUST 3, 2012       YEAR ENDED DECEMBER 31, 2012
                          -------------- ---------------------  ---------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........           --          --          --    277,444   1,217,745   3,035,294
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...       44,427     591,582   1,668,631    514,020   1,023,885   2,377,331
                            ----------   ---------  ----------  ---------   ---------  ----------
Net investment income
  (expense)..............      (44,427)   (591,582) (1,668,631)  (236,576)    193,860     657,963
                            ----------   ---------  ----------  ---------   ---------  ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (7,390,720)  2,539,461          --  2,019,003   3,267,567   5,500,323
   Change in unrealized
     appreciation
     (depreciation)......    8,118,583   3,233,658          --  4,246,025   5,748,232  14,566,727
   Capital gain
     distributions.......           --          --          --         --          --          --
                            ----------   ---------  ----------  ---------   ---------  ----------
Net realized and
  unrealized gain (loss)
  on investments.........      727,863   5,773,119          --  6,265,028   9,015,799  20,067,050
                            ----------   ---------  ----------  ---------   ---------  ----------
Increase (decrease) in
  net assets from
  operations.............      683,436   5,181,537  (1,668,631) 6,028,452   9,209,659  20,725,013
                            ==========   =========  ==========  =========   =========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               GE INVESTMENTS FUNDS, INC. (CONTINUED)
                          ------------------------------------------------  ----------


                                                                             GENWORTH
                           SMALL-CAP                                         CALAMOS
                            EQUITY    TOTAL RETURN TOTAL RETURN U.S. EQUITY   GROWTH
                            FUND --     FUND --      FUND --      FUND --    FUND --
                            CLASS 1     CLASS 1      CLASS 3      CLASS 1    SERVICE
                            SHARES       SHARES       SHARES      SHARES      SHARES
                          ----------  ------------ ------------ ----------- ---------
                                    YEAR ENDED DECEMBER 31, 2012
                          ------------------------------------------------  ----------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $    3,266   15,486,811   13,274,176     330,310         --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    614,652   16,835,148   20,059,854     415,344     24,938
                          ----------  -----------  -----------   ---------  ---------
Net investment income
  (expense)..............   (611,386)  (1,348,337)  (6,785,678)    (85,034)   (24,938)
                          ----------  -----------  -----------   ---------  ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  1,720,374    9,717,443    2,129,595     429,305    584,170
   Change in unrealized
     appreciation
     (depreciation)......    342,505   93,613,828  103,519,554   3,255,737    577,528
   Capital gain
     distributions.......  3,351,066           --           --          --         --
                          ----------  -----------  -----------   ---------  ---------
Net realized and
  unrealized gain (loss)
  on investments.........  5,413,945  103,331,271  105,649,149   3,685,042  1,161,698
                          ----------  -----------  -----------   ---------  ---------
Increase (decrease) in
  net assets from
  operations............. $4,802,559  101,982,934   98,863,471   3,600,008  1,136,760
                          ==========  ===========  ===========   =========  =========

                                    GENWORTH VARIABLE INSURANCE TRUST
                          --------------------------------------------------------------
                                      GENWORTH                   GENWORTH     GENWORTH
                                        EATON                     GOLDMAN    LEGG MASON
                           GENWORTH     VANCE      GENWORTH        SACHS     CLEARBRIDGE
                           DAVIS NY   LARGE CAP    ENHANCED      ENHANCED    AGGRESSIVE
                           VENTURE      VALUE    INTERNATIONAL   CORE BOND     GROWTH
                           FUND --     FUND --   INDEX FUND -- INDEX FUND --   FUND --
                           SERVICE     SERVICE      SERVICE       SERVICE      SERVICE
                            SHARES     SHARES       SHARES        SHARES       SHARES
                          ---------  ----------  ------------- ------------- -----------
                                PERIOD FROM JANUARY 1 TO JANUARY 27, 2012
                          --------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........        --          --           --            --           --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     8,358      56,070        4,559       184,708       54,200
                          ---------  ----------   ----------    ----------    ---------
Net investment income
  (expense)..............    (8,358)    (56,070)      (4,559)     (184,708)     (54,200)
                          ---------  ----------   ----------    ----------    ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss).............. 1,070,897   2,704,214   (2,845,066)     (297,093)   2,169,952
   Change in unrealized
     appreciation
     (depreciation)......  (543,093) (1,113,497)   2,942,287    (1,312,998)     533,830
   Capital gain
     distributions.......        --          --           --            --           --
                          ---------  ----------   ----------    ----------    ---------
Net realized and
  unrealized gain (loss)
  on investments.........   527,804   1,590,717       97,221    (1,610,091)   2,703,782
                          ---------  ----------   ----------    ----------    ---------
Increase (decrease) in
  net assets from
  operations.............   519,446   1,534,647       92,662    (1,794,799)   2,649,582
                          =========  ==========   ==========    ==========    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             GENWORTH VARIABLE
                          INSURANCE TRUST (CONTINUED) GOLDMAN SACHS VARIABLE INSURANCE TRUST
                          --------------------------  ------------------------------------   ------------
                                         GENWORTH        GOLDMAN
                           GENWORTH     PYRAMIS(R)        SACHS                   GOLDMAN      JPMORGAN
                            PIMCO       SMALL/MID       LARGE CAP     GOLDMAN   SACHS MONEY   INSURANCE
                          STOCKSPLUS     CAP CORE         VALUE        SACHS       MARKET     TRUST CORE
                           FUND --       FUND --         FUND --      MID CAP     FUND --        BOND
                           SERVICE       SERVICE      INSTITUTIONAL    VALUE      SERVICE    PORTFOLIO --
                            SHARES        SHARES         SHARES        FUND        SHARES      CLASS 1
                          ----------    ----------    -------------  ---------  ------------ ------------
                                                                                PERIOD FROM
                                                                                AUGUST 3 TO
                          PERIOD FROM JANUARY 1 TO           YEAR ENDED         DECEMBER 31,
                             JANUARY 27, 2012            DECEMBER 31, 2012          2012
                          --------------------------  -----------------------   ------------ ------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $       --            --        129,964      615,824        5,097    233,339
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    211,935        54,306        144,630      820,451    1,317,362     86,765
                           ----------    ----------     ---------    ---------   ----------    -------
Net investment income
  (expense)..............   (211,935)      (54,306)       (14,666)    (204,627)  (1,312,265)   146,574
                           ----------    ----------     ---------    ---------   ----------    -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (158,643)   (2,576,149)       (42,195)     931,085           --     76,987
   Change in unrealized
     appreciation
     (depreciation)......  6,788,757     4,810,418      1,414,193    7,785,914           --    (50,258)
   Capital gain
     distributions.......         --            --        229,612           --           --         --
                           ----------    ----------     ---------    ---------   ----------    -------
Net realized and
  unrealized gain (loss)
  on investments.........  6,630,114     2,234,269      1,601,610    8,716,999           --     26,729
                           ----------    ----------     ---------    ---------   ----------    -------
Increase (decrease) in
  net assets from
  operations............. $6,418,179     2,179,963      1,586,944    8,512,372   (1,312,265)   173,303
                           ==========    ==========     =========    =========   ==========    =======

                                  JPMORGAN INSURANCE TRUST
                          ----------------------------------------------------
                            JPMORGAN     JPMORGAN      JPMORGAN     JPMORGAN
                           INSURANCE     INSURANCE    INSURANCE    INSURANCE
                             TRUST         TRUST        TRUST        TRUST
                             EQUITY    INTERNATIONAL   INTREPID     INTREPID
                             INDEX        EQUITY        GROWTH      MID CAP
                          PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --
                            CLASS 1       CLASS 1      CLASS 1      CLASS 1
                          ------------ ------------- ------------ ------------



                                YEAR ENDED DECEMBER 31, 2012
                          ----------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    31,408        1,819         5,235        4,342
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    32,437        1,584        13,645       10,283
                            -------       ------        ------       ------
Net investment income
  (expense)..............    (1,029)         235        (8,410)      (5,941)
                            -------       ------        ------       ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   142,621        2,007        35,525       24,881
   Change in unrealized
     appreciation
     (depreciation)......    94,245       12,699        63,849       53,908
   Capital gain
     distributions.......        --           --            --           --
                            -------       ------        ------       ------
Net realized and
  unrealized gain (loss)
  on investments.........   236,866       14,706        99,374       78,789
                            -------       ------        ------       ------
Increase (decrease) in
  net assets from
  operations.............   235,837       14,941        90,964       72,848
                            =======       ======        ======       ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 JPMORGAN INSURANCE TRUST (CONTINUED)
                          --------------------------------------------------
                            JPMORGAN     JPMORGAN     JPMORGAN
                           INSURANCE    INSURANCE    INSURANCE     JPMORGAN
                             TRUST        TRUST        TRUST      INSURANCE
                            MID CAP      MID CAP     SMALL CAP    TRUST U.S.
                             GROWTH       VALUE         CORE        EQUITY
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS 1      CLASS 1      CLASS 1      CLASS 1
                          ------------ ------------ ------------ ------------

                          ---------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $     --       1,165         107        24,258
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     10,118       1,900         634        31,596
                            --------      ------       -----       -------
Net investment income
  (expense)..............    (10,118)       (735)       (527)       (7,338)
                            --------      ------       -----       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     35,162      15,008       1,356       139,255
   Change in unrealized
     appreciation
     (depreciation)......     40,996       5,065       3,659       137,623
   Capital gain
     distributions.......      6,322          --          --            --
                            --------      ------       -----       -------
Net realized and
  unrealized gain (loss)
  on investments.........     82,480      20,073       5,015       276,878
                            --------      ------       -----       -------
Increase (decrease) in
  net assets from
  operations.............   $ 72,362      19,338       4,488       269,540
                            ========      ======       =====       =======

                                                         JANUS ASPEN SERIES
                          --------------------------------------------------------------------------------


                                                                                  FLEXIBLE
                            BALANCED      BALANCED    ENTERPRISE    ENTERPRISE      BOND          FORTY
                          PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO --
                          INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL INSTITUTIONAL
                             SHARES        SHARES       SHARES        SHARES       SHARES        SHARES
                          ------------- ------------ ------------- ------------ ------------- -------------
                           YEAR ENDED DECEMBER 31, 2012
                          ---------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   2,806,640     3,320,875           --          --        759,024       296,557
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   1,467,934     2,403,220      725,781      76,854        317,056       635,221
                           ----------    ----------    ---------     -------      ---------     ---------
Net investment income
  (expense)..............   1,338,706       917,655     (725,781)    (76,854)       441,968      (338,664)
                           ----------    ----------    ---------     -------      ---------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   1,951,943     2,100,104    2,528,678     399,734         90,160     2,522,847
   Change in unrealized
     appreciation
     (depreciation)......   1,019,638     2,318,133    5,517,523     382,029        505,410     6,363,791
   Capital gain
     distributions.......   7,284,021     9,219,108           --          --        417,776            --
                           ----------    ----------    ---------     -------      ---------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........  10,255,602    13,637,345    8,046,201     781,763      1,013,346     8,886,638
                           ----------    ----------    ---------     -------      ---------     ---------
Increase (decrease) in
  net assets from
  operations.............  11,594,308    14,555,000    7,320,420     704,909      1,455,314     8,547,974
                           ==========    ==========    =========     =======      =========     =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                                 JANUS ASPEN SERIES (CONTINUED)
                          -----------------------------------------------------------------------------------------------



                                            GLOBAL
                                          TECHNOLOGY      JANUS        JANUS       OVERSEAS      OVERSEAS     WORLDWIDE
                              FORTY      PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --
                           PORTFOLIO --    SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL
                          SERVICE SHARES    SHARES       SHARES        SHARES       SHARES        SHARES       SHARES
                          -------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                                               YEAR ENDED DECEMBER 31, 2012
                          -----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $   299,469           --       281,345      17,753        360,004       40,309       438,611
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      910,020       91,512       736,352      64,606        768,687      106,680       728,262
                           -----------    ---------     ---------     -------     ----------     --------     ---------
Net investment income
  (expense)..............     (610,551)     (91,512)     (455,007)    (46,853)      (408,683)     (66,371)     (289,651)
                           -----------    ---------     ---------     -------     ----------     --------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    2,878,116      361,105     1,414,634     204,798     (1,159,223)     449,850      (528,194)
   Change in unrealized
     appreciation
     (depreciation)......    7,853,209      732,836     6,236,024     420,847      1,862,123     (353,367)    9,555,650
   Capital gain
     distributions.......           --           --       875,627      70,561      5,557,944      732,292            --
                           -----------    ---------     ---------     -------     ----------     --------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........   10,731,325    1,093,941     8,526,285     696,206      6,260,844      828,775     9,027,456
                           -----------    ---------     ---------     -------     ----------     --------     ---------
Increase (decrease) in
  net assets from
  operations.............  $10,120,774    1,002,429     8,071,278     649,353      5,852,161      762,404     8,737,805
                           ===========    =========     =========     =======     ==========     ========     =========

                                          LEGG MASON PARTNERS
                                         VARIABLE EQUITY TRUST
                          ------------ ------------------------
                                                     LEGG MASON
                                        LEGG MASON  CLEARBRIDGE
                                       CLEARBRIDGE    VARIABLE
                                         VARIABLE      EQUITY
                           WORLDWIDE    AGGRESSIVE     INCOME
                          PORTFOLIO --    GROWTH      BUILDER
                            SERVICE    PORTFOLIO -- PORTFOLIO --
                             SHARES      CLASS II     CLASS I
                          ------------ ------------ ------------

                          --------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    35,927        7,002      174,401
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    76,033       86,284       86,558
                            -------      -------      -------
Net investment income
  (expense)..............   (40,106)     (79,282)      87,843
                            -------      -------      -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     7,372      402,998      (39,060)
   Change in unrealized
     appreciation
     (depreciation)......   817,463      350,379      603,679
   Capital gain
     distributions.......        --      183,461           --
                            -------      -------      -------
Net realized and
  unrealized gain (loss)
  on investments.........   824,835      936,838      564,619
                            -------      -------      -------
Increase (decrease) in
  net assets from
  operations.............   784,729      857,556      652,462
                            =======      =======      =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                  LEGG MASON
                                                                   PARTNERS
                                                                   VARIABLE
                                   LEGG MASON PARTNERS              INCOME
                            VARIABLE EQUITY TRUST (CONTINUED)       TRUST
                          -------------------------------------- ------------
                           LEGG MASON   LEGG MASON
                          CLEARBRIDGE  CLEARBRIDGE   LEGG MASON    WESTERN
                            VARIABLE     VARIABLE   CLEARBRIDGE     ASSET
                             EQUITY    FUNDAMENTAL    VARIABLE     VARIABLE
                             INCOME      ALL CAP     LARGE CAP    STRATEGIC
                            BUILDER       VALUE        VALUE         BOND
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS II     CLASS I      CLASS I      CLASS I
                          ------------ ------------ ------------ ------------

                          ---------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $197,922     105,053       229,189     399,152
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    146,129     103,831       150,185     213,722
                            --------     -------     ---------     -------
Net investment income
  (expense)..............     51,793       1,222        79,004     185,430
                            --------     -------     ---------     -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (74,539)    (67,341)      295,310     141,257
   Change in unrealized
     appreciation
     (depreciation)......    819,220     870,061     1,024,951     560,550
   Capital gain
     distributions.......         --          --         9,895          --
                            --------     -------     ---------     -------
Net realized and
  unrealized gain (loss)
  on investments.........    744,681     802,720     1,330,156     701,807
                            --------     -------     ---------     -------
Increase (decrease) in
  net assets from
  operations.............   $796,474     803,942     1,409,160     887,237
                            ========     =======     =========     =======




                                                          MFS(R) VARIABLE INSURANCE TRUST
                          -----------------------------------------------------------------------------------------------



                          MFS(R) INVESTORS MFS(R) INVESTORS  MFS(R) NEW   MFS(R) STRATEGIC MFS(R) TOTAL
                            GROWTH STOCK        TRUST         DISCOVERY        INCOME         RETURN     MFS(R) UTILITIES
                             SERIES --        SERIES --       SERIES --      SERIES --       SERIES --      SERIES --
                           SERVICE CLASS    SERVICE CLASS   SERVICE CLASS  SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                               SHARES           SHARES         SHARES          SHARES         SHARES          SHARES
                          ---------------- ---------------- ------------- ---------------- ------------- ----------------
                                  YEAR ENDED DECEMBER 31, 2012
                          ------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........       20,074           54,699              --        4,457         1,579,920      1,786,221
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      143,936          120,009         334,452        1,146         1,204,197        442,656
                             ---------        ---------       ---------        -----         ---------      ---------
Net investment income
  (expense)..............     (123,862)         (65,310)       (334,452)       3,311           375,723      1,343,565
                             ---------        ---------       ---------        -----         ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      521,529          375,025         338,857        1,314           570,996        816,795
   Change in unrealized
     appreciation
     (depreciation)......      462,124          896,813       1,905,874        2,208         4,395,225        881,721
   Capital gain
     distributions.......      442,360               --       2,017,835           --                --             --
                             ---------        ---------       ---------        -----         ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments.........    1,426,013        1,271,838       4,262,566        3,522         4,966,221      1,698,516
                             ---------        ---------       ---------        -----         ---------      ---------
Increase (decrease) in
  net assets from
  operations.............    1,302,151        1,206,528       3,928,114        6,833         5,341,944      3,042,081
                             =========        =========       =========        =====         =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
                          ----------------------------------------------------------------------------------------------------
                                                                                                     OPPENHEIMER
                                                  OPPENHEIMER  OPPENHEIMER              OPPENHEIMER    GLOBAL
                          OPPENHEIMER OPPENHEIMER   CAPITAL      CAPITAL    OPPENHEIMER   GLOBAL      STRATEGIC   OPPENHEIMER
                           BALANCED    BALANCED   APPRECIATION APPRECIATION  CORE BOND  SECURITIES     INCOME     HIGH INCOME
                          FUND/VA --  FUND/VA --   FUND/VA --   FUND/VA --  FUND/VA --  FUND/VA --   FUND/VA --    FUND/VA --
                          NON-SERVICE   SERVICE   NON-SERVICE    SERVICE    NON-SERVICE   SERVICE    NON-SERVICE  NON-SERVICE
                            SHARES      SHARES       SHARES       SHARES      SHARES      SHARES       SHARES        SHARES
                          ----------- ----------- ------------ ------------ ----------- ----------- ------------- ------------
                                                                                                     PERIOD FROM  PERIOD FROM
                                                                                                    OCTOBER 26 TO JANUARY 1 TO
                                                                                                    DECEMBER 31,  OCTOBER 26,
                                                YEAR ENDED DECEMBER 31, 2012                            2012          2012
                          ------------------------------------------------------------------------- ------------- ------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $  204,847     385,491     239,045      28,184       859,771   1,760,853          --      1,191,317
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    214,344     632,438     508,870     110,078       254,151   1,472,168      18,288         82,724
                          ----------   ---------   ---------     -------     ---------  ----------     -------     ----------
Net investment income
  (expense)..............     (9,497)   (246,947)   (269,825)    (81,894)      605,620     288,685     (18,288)     1,108,593
                          ----------   ---------   ---------     -------     ---------  ----------     -------     ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (467,465)   (852,612)  1,194,760     362,815      (205,052)  3,591,153       1,089     (7,525,707)
   Change in unrealized
     appreciation
     (depreciation)......  2,076,179   4,234,091   3,358,954     530,590     1,082,097  11,962,152     126,121      7,170,446
   Capital gain
     distributions.......         --          --          --          --            --          --          --             --
                          ----------   ---------   ---------     -------     ---------  ----------     -------     ----------
Net realized and
  unrealized gain (loss)
  on investments.........  1,608,714   3,381,479   4,553,714     893,405       877,045  15,553,305     127,210       (355,261)
                          ----------   ---------   ---------     -------     ---------  ----------     -------     ----------
Increase (decrease) in
  net assets from
  operations............. $1,599,217   3,134,532   4,283,889     811,511     1,482,665  15,841,990     108,922        753,332
                          ==========   =========   =========     =======     =========  ==========     =======     ==========

                          -------------------------
                                       OPPENHEIMER
                                       MAIN STREET
                          OPPENHEIMER   SMALL- &
                          MAIN STREET    MID-CAP
                          FUND/VA --  FUND(R)/VA --
                            SERVICE      SERVICE
                            SHARES       SHARES
                          ----------- -------------


                           YEAR ENDED DECEMBER 31,
                                    2012
                          ------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    705,088      326,394
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...  1,933,411    1,699,926
                          ----------   ----------
Net investment income
  (expense).............. (1,228,323)  (1,373,532)
                          ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss).............. 21,624,270    6,352,484
   Change in unrealized
     appreciation
     (depreciation)...... (1,977,541)   9,785,467
   Capital gain
     distributions.......         --           --
                          ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments......... 19,646,729   16,137,951
                          ----------   ----------
Increase (decrease) in
  net assets from
  operations............. 18,418,406   14,764,419
                          ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           OPPENHEIMER VARIABLE
                          ACCOUNT FUNDS (CONTINUED)                               PIMCO VARIABLE INSURANCE TRUST
                          ------------------------  ----------------------------------------------------------------------------
                          OPPENHEIMER  OPPENHEIMER
                           SMALL- &     SMALL- &
                            MID-CAP      MID-CAP                    FOREIGN BOND                   LONG-TERM U.S.
                            GROWTH       GROWTH       ALL ASSET    PORTFOLIO (U.S.    HIGH YIELD     GOVERNMENT    LOW DURATION
                          FUND/VA --   FUND/VA --   PORTFOLIO --  DOLLAR HEDGED) --  PORTFOLIO --   PORTFOLIO --   PORTFOLIO --
                          NON-SERVICE    SERVICE    ADVISOR CLASS  ADMINISTRATIVE   ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE
                            SHARES       SHARES        SHARES       CLASS SHARES     CLASS SHARES   CLASS SHARES   CLASS SHARES
                          -----------  -----------  ------------- ----------------- -------------- -------------- --------------
                                                                                   YEAR ENDED DECEMBER 31, 2012
                          ------------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $       --          --      1,096,053        102,270         5,157,163        826,042     4,141,510
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    382,904      50,726        364,048         70,636         1,450,071        600,958     3,742,730
                          ----------     -------      ---------        -------        ----------     ----------     ---------
Net investment income
  (expense)..............   (382,904)    (50,726)       732,005         31,634         3,707,092        225,084       398,780
                          ----------     -------      ---------        -------        ----------     ----------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    792,190     174,151        338,086         52,560         2,868,531      2,498,072     1,807,167
   Change in unrealized
     appreciation
     (depreciation)......  3,423,675     285,369      1,603,714        145,030         4,000,349     (5,375,744)    6,489,793
   Capital gain
     distributions.......         --          --             --        164,466                --      3,623,871            --
                          ----------     -------      ---------        -------        ----------     ----------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........  4,215,865     459,520      1,941,800        362,056         6,868,880        746,199     8,296,960
                          ----------     -------      ---------        -------        ----------     ----------     ---------
Increase (decrease) in
  net assets from
  operations............. $3,832,961     408,794      2,673,805        393,690        10,575,972        971,283     8,695,740
                          ==========     =======      =========        =======        ==========     ==========     =========

                                             RYDEX       THE ALGER
                                         VARIABLE TRUST  PORTFOLIOS
                          ----------------------------- ------------


                                                        ALGER LARGE
                           TOTAL RETURN                  CAP GROWTH
                           PORTFOLIO --                 PORTFOLIO --
                          ADMINISTRATIVE   NASDAQ --     CLASS I-2
                           CLASS SHARES   100(R) FUND      SHARES
                          -------------- -------------- ------------

                          ------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   10,094,050           --        378,059
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    6,333,634       82,615        480,596
                            ----------      -------      ---------
Net investment income
  (expense)..............    3,760,416      (82,615)      (102,537)
                            ----------      -------      ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    5,206,543      799,865        957,733
   Change in unrealized
     appreciation
     (depreciation)......   13,139,826       88,069      1,784,908
   Capital gain
     distributions.......    7,532,159           --             --
                            ----------      -------      ---------
Net realized and
  unrealized gain (loss)
  on investments.........   25,878,528      887,934      2,742,641
                            ----------      -------      ---------
Increase (decrease) in
  net assets from
  operations.............   29,638,944      805,319      2,640,104
                            ==========      =======      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           THE ALGER                                                                                 WELLS FARGO
                           PORTFOLIOS                                                                                 VARIABLE
                          (CONTINUED)                           THE PRUDENTIAL SERIES FUND                              TRUST
                          ------------ ----------------------------------------------------------------------------  -----------
                                         JENNISON                                                                    WELLS FARGO
                          ALGER SMALL     20/20                    NATURAL                        SP PRUDENTIAL U.S.  ADVANTAGE
                           CAP GROWTH     FOCUS       JENNISON    RESOURCES                            EMERGING       VT OMEGA
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --  SP INTERNATIONAL         GROWTH         GROWTH
                           CLASS I-2     CLASS II     CLASS II     CLASS II   GROWTH PORTFOLIO --    PORTFOLIO --      FUND --
                             SHARES       SHARES       SHARES       SHARES      CLASS II SHARES    CLASS II SHARES     CLASS 2
                          ------------ ------------ ------------ ------------ ------------------- ------------------ -----------
                                                         YEAR ENDED DECEMBER 31, 2012
                          -----------------------------------------------------------------------------------------  -----------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $        --          --          --             --            --                 --               --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     413,046     144,911      46,765        555,566           201                412           59,709
                          -----------    --------     -------     ----------         -----              -----          -------
Net investment income
  (expense)..............    (413,046)   (144,911)    (46,765)      (555,566)         (201)              (412)         (59,709)
                          -----------    --------     -------     ----------         -----              -----          -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   1,283,085     237,700     240,435     (1,208,233)         (415)               149          541,021
   Change in unrealized
     appreciation
     (depreciation)......  (3,925,971)    362,731     175,776     (3,460,847)        2,946              1,832          182,160
   Capital gain
     distributions.......   6,051,023     342,195          --      2,952,684            --              1,910          176,770
                          -----------    --------     -------     ----------         -----              -----          -------
Net realized and
  unrealized gain (loss)
  on investments.........   3,408,137     942,626     416,211     (1,716,396)        2,531              3,891          899,951
                          -----------    --------     -------     ----------         -----              -----          -------
Increase (decrease) in
  net assets from
  operations............. $ 2,995,091     797,715     369,446     (2,271,962)        2,330              3,479          840,242
                          ===========    ========     =======     ==========         =====              =====          =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      Statements of Changes in Net Assets






                                    CONSOLIDATED TOTAL
                             -------------------------------
                                        YEAR ENDED
                                       DECEMBER 31,
                             -------------------------------
                                   2012            2011
                             ---------------  --------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $    21,243,008      20,939,989
 Net realized gain
   (loss) on investments....     116,987,323      93,704,380
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     605,062,638    (471,720,162)
 Capital gain
   distribution.............      94,753,233      70,544,146
                             ---------------  --------------
    Increase (decrease)
     in net assets from
     operations.............     838,046,202    (286,531,647)
                             ---------------  --------------
From capital
 transactions (note 4):
 Net premiums...............      57,065,249      84,292,096
 Death benefits.............    (147,571,079)   (151,159,818)
 Surrenders.................    (949,480,681) (1,036,455,209)
 Administrative expenses....     (25,619,222)    (26,527,312)
 Capital contribution
   (withdrawal).............      (9,654,952)        102,695
 Transfers between
   subaccounts
   (including fixed
   account), net............      13,643,611      (1,858,714)
                             ---------------  --------------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,061,617,074) (1,131,606,262)
                             ---------------  --------------
Increase (decrease) in
 net assets.................    (223,570,872) (1,418,137,909)
Net assets at beginning
 of year....................   8,022,566,076   9,440,703,985
                             ---------------  --------------
Net assets at end of year... $ 7,798,995,204   8,022,566,076
                             ===============  ==============
Change in units (note 5):
 Units purchased............
 Units redeemed.............

 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........

                                            AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                             --------------------------------------------------------------------------------------------
                                                                                                           INVESCO V.I.
                               INVESCO V.I. CAPITAL      INVESCO V.I. CAPITAL         INVESCO V.I.          GLOBAL REAL
                               APPRECIATION FUND --       DEVELOPMENT FUND --      CORE EQUITY FUND --    ESTATE FUND --
                                  SERIES I SHARES           SERIES I SHARES          SERIES I SHARES     SERIES II SHARES
                             ------------------------  ------------------------  ----------------------  ----------------
                             PERIOD FROM               PERIOD FROM
                             JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO  YEAR ENDED           YEAR ENDED DECEMBER 31,
                              APRIL 27,   DECEMBER 31,  APRIL 27,   DECEMBER 31, ----------------------------------------
                                 2012         2011         2012         2011        2012        2011       2012     2011
                             ------------ ------------ ------------ ------------ ----------  ----------  -------  -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     (45,997)    (139,459)       (18)        (54)       (67,356)    (77,091)  (3,132)   4,135
 Net realized gain
   (loss) on investments....     850,022      105,704        (71)         (3)       309,286     316,345    5,242    5,204
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     440,029     (827,408)       990        (504)     1,004,030    (369,041)  48,763  (24,612)
 Capital gain
   distribution.............          --           --         --          --             --          --       --       --
                              ----------   ----------     ------       -----     ----------  ----------  -------  -------
    Increase (decrease)
     in net assets from
     operations.............   1,244,054     (861,163)       901        (561)     1,245,960    (129,787)  50,873  (15,273)
                              ----------   ----------     ------       -----     ----------  ----------  -------  -------
From capital
 transactions (note 4):
 Net premiums...............       9,307        8,834         --          --         77,145     123,441       --       --
 Death benefits.............     (34,729)     (81,682)        --          --       (119,512)   (182,915)      --       --
 Surrenders.................    (593,628)  (1,269,817)        --          --     (1,107,377) (1,756,309) (26,283) (32,660)
 Administrative expenses....      (9,713)     (23,582)        --          --        (26,857)    (28,616)    (352)    (307)
 Capital contribution
   (withdrawal).............          --           --         --          --             --          --       --       --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (9,073,363)    (369,858)    (7,482)         (1)      (421,515)   (505,273)   8,131   14,982
                              ----------   ----------     ------       -----     ----------  ----------  -------  -------
    Increase (decrease)
     in net assets from
     capital transactions...  (9,702,126)  (1,736,105)    (7,482)         (1)    (1,598,116) (2,349,672) (18,504) (17,985)
                              ----------   ----------     ------       -----     ----------  ----------  -------  -------
Increase (decrease) in
 net assets.................  (8,458,072)  (2,597,268)    (6,581)       (562)      (352,156) (2,479,459)  32,369  (33,258)
Net assets at beginning
 of year....................   8,458,072   11,055,340      6,581       7,143     10,714,798  13,194,257  208,307  241,565
                              ----------   ----------     ------       -----     ----------  ----------  -------  -------
Net assets at end of year...          --    8,458,072         --       6,581     10,362,642  10,714,798  240,676  208,307
                              ==========   ==========     ======       =====     ==========  ==========  =======  =======
Change in units (note 5):
 Units purchased............       8,878       60,764         --          --         36,958      55,706    3,937    4,777
 Units redeemed.............  (1,409,554)    (321,544)      (506)         --       (176,466)   (268,849)  (5,916)  (5,893)
                              ----------   ----------     ------       -----     ----------  ----------  -------  -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (1,400,676)    (260,780)      (506)         --       (139,508)   (213,143)  (1,979)  (1,116)
                              ==========   ==========     ======       =====     ==========  ==========  =======  =======


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (CONTINUED)
                             ---------------------------------------------------------------------------------------------------
                                                                                                                  INVESCO
                              INVESCO V.I.            INVESCO V.I.         INVESCO V.I.   INVESCO V.I.        VAN KAMPEN V.I.
                               GOVERNMENT            INTERNATIONAL          TECHNOLOGY      UTILITIES            AMERICAN
                             SECURITIES FUND --      GROWTH FUND --          FUND --         FUND --         FRANCHISE FUND --
                               SERIES I SHARES      SERIES II SHARES     SERIES I SHARES  SERIES I SHARES     SERIES I SHARES
                               -------------    -----------------------  ---------------  --------------- ----------------------
                                                                                                                     PERIOD FROM
                                                          YEAR ENDED DECEMBER 31,                                    APRIL 29 TO
                             --------------------------------------------------------------------------------------  DECEMBER 31,
                               2012      2011      2012         2011       2012    2011    2012    2011      2012        2011
                              -------   -----   ----------  -----------  -------  ------  -----   -----   ---------  ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $    81       59     (256,245)    (277,856)     (60)    (67)    85      87     (81,305)      (10)
 Net realized gain
   (loss) on investments....     164        1      915,233    1,162,496    3,245      60    (22)     (4)    (90,449)       (2)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (198)     409    5,913,095   (5,765,865)  (1,972)   (666)   (96)    404    (176,635)     (159)
 Capital gain
   distribution.............      --       --           --           --       --      --    127      --          --        --
                              -------   -----   ----------  -----------  -------  ------  -----   -----   ---------     -----
    Increase (decrease)
     in net assets from
     operations.............      47      469    6,572,083   (4,881,225)   1,213    (673)    94     487    (348,389)     (171)
                              -------   -----   ----------  -----------  -------  ------  -----   -----   ---------     -----
From capital
 transactions (note 4):
 Net premiums...............     240      240      537,106    1,113,579       --      --     --      --      56,873        --
 Death benefits.............      --       --      (50,701)    (476,725)      --      --     --      --     (89,147)       --
 Surrenders.................      --       --   (5,237,780)  (4,247,151) (11,027)     --     --      --    (825,602)       --
 Administrative expenses....      --       --     (299,759)    (292,222)      --      --     --      --     (11,263)       (9)
 Capital contribution
   (withdrawal).............      --       --           --           --       --      --     --      --          --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (4,007)   3,796    7,677,989   (7,955,218)       5    (134)  (165)     42   8,425,233     1,178
                              -------   -----   ----------  -----------  -------  ------  -----   -----   ---------     -----
    Increase (decrease)
     in net assets from
     capital transactions...  (3,767)   4,036    2,626,855  (11,857,737) (11,022)   (134)  (165)     42   7,556,094     1,169
                              -------   -----   ----------  -----------  -------  ------  -----   -----   ---------     -----
Increase (decrease) in
 net assets.................  (3,720)   4,505    9,198,938  (16,738,962)  (9,809)   (807)   (71)    529   7,207,705       998
Net assets at beginning
 of year....................   7,332    2,827   47,444,756   64,183,718   11,050  11,857  3,616   3,087         998        --
                              -------   -----   ----------  -----------  -------  ------  -----   -----   ---------     -----
Net assets at end of year... $ 3,612    7,332   56,643,694   47,444,756    1,241  11,050  3,545   3,616   7,208,703       998
                              =======   =====   ==========  ===========  =======  ======  =====   =====   =========     =====
Change in units (note 5):
 Units purchased............      19      261    2,028,103      827,842        2      --     --       4     920,436       118
 Units redeemed.............    (246)      (3)  (1,537,825)  (1,668,947)  (2,868)    (36)   (14)     --    (168,187)       (1)
                              -------   -----   ----------  -----------  -------  ------  -----   -----   ---------     -----
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (227)     258      490,278     (841,105)  (2,866)    (36)   (14)      4     752,249       117
                              =======   =====   ==========  ===========  =======  ======  =====   =====   =========     =====


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                                      AIM VARIABLE INSURANCE FUNDS
                                                             (INVESCO VARIABLE INSURANCE FUNDS) (CONTINUED)
                             ---------------------------------------------------------------------------------------
                                     INVESCO                                         INVESCO             INVESCO
                                   VAN KAMPEN                INVESCO               VAN KAMPEN          VAN KAMPEN
                                  V.I. AMERICAN            VAN KAMPEN            V.I. EQUITY AND      V.I. MID CAP
                                FRANCHISE FUND --     V.I. COMSTOCK FUND --      INCOME FUND --      GROWTH FUND --
                                SERIES II SHARES        SERIES II SHARES        SERIES II SHARES     SERIES I SHARES
                             ----------------------  ----------------------  ----------------------  ---------------
                                                                                                       PERIOD FROM
                                                     YEAR ENDED DECEMBER 31,                           APRIL 27 TO
                             ----------------------------------------------------------------------   DECEMBER 31,
                                2012        2011        2012        2011        2012        2011          2012
                             ----------  ----------  ----------  ----------  ----------  ----------  ---------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (91,143)   (105,479)    (68,622)    (91,562)    (23,785)    (38,038)        (20)
 Net realized gain
   (loss) on investments....    241,907     433,750     875,206      41,916     336,674     321,136        (432)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    512,301    (831,035)  5,182,036  (1,517,899)  1,048,343    (815,548)         61
 Capital gain
   distribution.............         --          --          --          --          --          --           1
                             ----------  ----------  ----------  ----------  ----------  ----------      ------
    Increase (decrease)
     in net assets from
     operations.............    663,065    (502,764)  5,988,620  (1,567,545)  1,361,232    (532,450)       (390)
                             ----------  ----------  ----------  ----------  ----------  ----------      ------
From capital
 transactions (note 4):
 Net premiums...............     13,275      12,916     330,606     179,782     126,748      46,099          --
 Death benefits.............      1,275     (70,274)    (58,034)    (59,192)    (20,110)     (4,502)         --
 Surrenders.................   (567,114)   (763,445) (4,240,764) (6,418,359) (1,488,159) (1,109,426)     (7,036)
 Administrative expenses....    (19,272)    (20,922)   (125,548)   (141,471)    (51,535)    (50,072)         --
 Capital contribution
   (withdrawal).............         --          --          --          --          --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (91,929)   (491,604) (5,860,920)   (918,103)    263,374     895,607       9,430
                             ----------  ----------  ----------  ----------  ----------  ----------      ------
    Increase (decrease)
     in net assets from
     capital transactions...   (663,765) (1,333,329) (9,954,660) (7,357,343) (1,169,682)   (222,294)      2,394
                             ----------  ----------  ----------  ----------  ----------  ----------      ------
Increase (decrease) in
 net assets.................       (700) (1,836,093) (3,966,040) (8,924,888)    191,550    (754,744)      2,004
Net assets at beginning
 of year....................  5,710,497   7,546,590  39,324,874  48,249,762  13,587,598  14,342,342          --
                             ----------  ----------  ----------  ----------  ----------  ----------      ------
Net assets at end of year... $5,709,797   5,710,497  35,358,834  39,324,874  13,779,148  13,587,598       2,004
                             ==========  ==========  ==========  ==========  ==========  ==========      ======
Change in units (note 5):
 Units purchased............     11,415      29,204     157,283     547,392     158,335     440,520         953
 Units redeemed.............    (64,495)   (138,160)   (896,815) (1,115,507)   (275,659)   (471,302)       (748)
                             ----------  ----------  ----------  ----------  ----------  ----------      ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (53,080)   (108,956)   (739,532)   (568,115)   (117,324)    (30,782)        205
                             ==========  ==========  ==========  ==========  ==========  ==========      ======

                                                        ALLIANCEBERNSTEIN
                                                     VARIABLE PRODUCTS SERIES
                                                           FUND, INC.
                             ----------------------- ----------------------
                                     INVESCO
                                   VAN KAMPEN           ALLIANCEBERNSTEIN
                                   V.I. VALUE            BALANCED WEALTH
                              OPPORTUNITIES FUND --   STRATEGY PORTFOLIO --
                                SERIES II SHARES             CLASS B
                             ----------------------  ----------------------

                                         YEAR ENDED DECEMBER 31,
                             ----------------------------------------------
                                2012        2011        2012         2011
                             ----------  ----------  ----------   ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (36,051)    (99,778)     20,636       94,843
 Net realized gain
   (loss) on investments....   (399,128)   (947,552)    224,303      629,311
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,654,286     580,142   1,948,455   (1,721,269)
 Capital gain
   distribution.............         --          --          --           --
                             ----------  ----------  ----------   ----------
    Increase (decrease)
     in net assets from
     operations.............  1,219,107    (467,188)  2,193,394     (997,115)
                             ----------  ----------  ----------   ----------
From capital
 transactions (note 4):
 Net premiums...............     12,343       5,925     104,789      221,989
 Death benefits.............    (11,174)    (33,818)   (101,855)     (36,247)
 Surrenders................. (1,229,481) (1,681,695) (1,744,098)  (1,288,213)
 Administrative expenses....    (23,204)    (25,845)   (127,937)    (128,478)
 Capital contribution
   (withdrawal).............         --          --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (794,076)   (968,040)    (59,194)  (2,807,069)
                             ----------  ----------  ----------   ----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,045,592) (2,703,473) (1,928,295)  (4,038,018)
                             ----------  ----------  ----------   ----------
Increase (decrease) in
 net assets.................   (826,485) (3,170,661)    265,099   (5,035,133)
Net assets at beginning
 of year....................  8,254,945  11,425,606  20,197,175   25,232,308
                             ----------  ----------  ----------   ----------
Net assets at end of year...  7,428,460   8,254,945  20,462,274   20,197,175
                             ==========  ==========  ==========   ==========
Change in units (note 5):
 Units purchased............     35,473      60,806     155,826      301,273
 Units redeemed.............   (209,865)   (310,754)   (368,333)    (742,670)
                             ----------  ----------  ----------   ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (174,392)   (249,948)   (212,507)    (441,397)
                             ==========  ==========  ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                         ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CONTINUED)
                             --------------------------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN
                                 GLOBAL THEMATIC            GROWTH AND              INTERNATIONAL              LARGE CAP
                                     GROWTH                   INCOME                    VALUE                   GROWTH
                                  PORTFOLIO --             PORTFOLIO --              PORTFOLIO --            PORTFOLIO --
                                     CLASS B                  CLASS B                  CLASS B                  CLASS B
                             ----------------------  ------------------------  -----------------------  ----------------------
                                                                              YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------------------------
                                2012        2011         2012         2011        2012         2011        2012        2011
                             ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (52,765)    (64,537)    (119,130)    (254,891)   (276,458)   1,674,134    (183,453)   (201,279)
 Net realized gain
   (loss) on investments....    (14,536)     53,883      239,723   (1,784,878) (2,704,887)    (159,144)    548,073     606,478
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............    473,794  (1,468,220)   7,441,339    4,760,430  11,587,034  (17,262,252)  1,299,092  (1,056,906)
 Capital gain
   distribution.............         --          --           --           --          --           --          --          --
                             ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    406,493  (1,478,874)   7,561,932    2,720,661   8,605,689  (15,747,262)  1,663,712    (651,707)
                             ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     25,939      49,458       81,147      389,698     484,147      729,006      88,345      40,136
 Death benefits.............    (22,182)    (62,715)    (563,803)    (659,639)    (95,801)    (249,522)   (161,015)   (148,457)
 Surrenders.................   (295,771)   (602,870)  (7,391,883)  (9,998,195) (7,470,570)  (6,391,439) (1,400,141) (2,001,952)
 Administrative expenses....    (13,259)    (19,210)    (116,017)    (124,464)   (426,965)    (336,962)    (27,978)    (30,061)
 Capital contribution
   (withdrawal).............         --          --           --           --          --           --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    214,457    (543,346)  (2,914,250)  (3,107,864) 15,337,492    6,590,274    (406,010)   (640,244)
                             ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    (90,816) (1,178,683) (10,904,806) (13,500,464)  7,828,303      341,357  (1,906,799) (2,780,578)
                             ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................    315,677  (2,657,557)  (3,342,874) (10,779,803) 16,433,992  (15,405,905)   (243,087) (3,432,285)
Net assets at beginning
 of year....................  3,256,992   5,914,549   52,197,571   62,977,374  66,147,765   81,553,670  11,455,846  14,888,131
                             ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------
Net assets at end of year... $3,572,669   3,256,992   48,854,697   52,197,571  82,581,757   66,147,765  11,212,759  11,455,846
                             ==========  ==========  ===========  ===========  ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............     92,782     194,759      153,106      260,656   5,146,720    3,055,749     108,789     168,846
 Units redeemed.............   (100,320)   (293,240)  (1,006,823)  (1,431,708) (3,556,902)  (2,566,790)   (315,298)   (549,372)
                             ----------  ----------  -----------  -----------  ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (7,538)    (98,481)    (853,717)  (1,171,052)  1,589,818      488,959    (206,509)   (380,526)
                             ==========  ==========  ===========  ===========  ==========  ===========  ==========  ==========

                             -----------------------
                                ALLIANCEBERNSTEIN
                                    SMALL CAP
                                     GROWTH
                                  PORTFOLIO --
                                     CLASS B
                             ----------------------

                             -----------------------
                                2012        2011
                             ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (246,232)   (258,675)
 Net realized gain
   (loss) on investments....  2,798,050   1,417,903
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   (522,647)   (726,320)
 Capital gain
   distribution.............    686,270          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  2,715,441     432,908
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    488,565     663,699
 Death benefits.............    (57,829)   (403,057)
 Surrenders................. (1,527,380) (1,451,289)
 Administrative expenses....    (70,593)    (77,774)
 Capital contribution
   (withdrawal).............         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............ (5,381,508)  1,342,303
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (6,548,745)     73,882
                             ----------  ----------
Increase (decrease) in
 net assets................. (3,833,304)    506,790
Net assets at beginning
 of year.................... 17,204,818  16,698,028
                             ----------  ----------
Net assets at end of year... 13,371,514  17,204,818
                             ==========  ==========
Change in units (note 5):
 Units purchased............    817,867     809,409
 Units redeemed............. (1,314,383)   (784,684)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (496,516)     24,725
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             AMERICAN CENTURY VARIABLE
                                PORTFOLIOS II, INC.                    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                             ------------------------  -------------------------------------------------------------------------
                                   VP INFLATION           VP INCOME &      VP INTERNATIONAL      VP ULTRA(R)        VP VALUE
                                PROTECTION FUND --      GROWTH FUND --          FUND --            FUND --          FUND --
                                     CLASS II               CLASS I             CLASS I            CLASS I          CLASS I
                             ------------------------  ----------------  --------------------  --------------  -----------------
                                                                   YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
                                 2012         2011       2012     2011      2012       2011     2012    2011     2012     2011
                             -----------  -----------  -------  -------  ---------  ---------  ------  ------  -------  --------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   579,543    1,917,477      331     (214)    (9,833)    (4,393) (1,021) (1,040)     404       945
 Net realized gain
   (loss) on investments....   2,380,255    2,368,024    2,938    1,177       (924)    18,216   1,853     724   (2,546)  (16,400)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (299,045)   2,709,046    5,370    2,307    198,293   (160,439)  5,612     124   13,561    15,061
 Capital gain
   distribution.............   2,081,399    1,047,038       --       --         --         --      --      --       --        --
                             -----------  -----------  -------  -------  ---------  ---------  ------  ------  -------  --------
    Increase (decrease)
     in net assets from
     operations.............   4,742,152    8,041,585    8,639    3,270    187,536   (146,616)  6,444    (192)  11,419      (394)
                             -----------  -----------  -------  -------  ---------  ---------  ------  ------  -------  --------
From capital
 transactions (note 4):
 Net premiums...............     418,692      755,259       --       --         --         --      --      --       --        --
 Death benefits.............    (106,232)    (327,093)      --       --         --         --      --      --       --        --
 Surrenders.................  (8,888,630)  (7,097,224) (14,143)  (5,235)  (139,582)   (70,794) (4,004) (2,561) (24,620) (106,299)
 Administrative expenses....    (492,914)    (452,486)    (216)    (200)    (1,777)    (1,877)   (341)   (305)    (225)     (291)
 Capital contribution
   (withdrawal).............          --           --       --       --         --         --      --      --       --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............   7,721,594   (6,999,334)  15,341  (26,024)   (45,065)    76,258  (1,904)    802     (737)   (1,667)
                             -----------  -----------  -------  -------  ---------  ---------  ------  ------  -------  --------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,347,490) (14,120,878)     982  (31,459)  (186,424)     3,587  (6,249) (2,064) (25,582) (108,257)
                             -----------  -----------  -------  -------  ---------  ---------  ------  ------  -------  --------
Increase (decrease) in
 net assets.................   3,394,662   (6,079,293)   9,621  (28,189)     1,112   (143,029)    195  (2,256) (14,163) (108,651)
Net assets at beginning
 of year....................  81,354,391   87,433,684   74,107  102,296  1,031,140  1,174,169  53,643  55,899  102,836   211,487
                             -----------  -----------  -------  -------  ---------  ---------  ------  ------  -------  --------
Net assets at end of year... $84,749,053   81,354,391   83,728   74,107  1,032,252  1,031,140  53,838  53,643   88,673   102,836
                             ===========  ===========  =======  =======  =========  =========  ======  ======  =======  ========
Change in units (note 5):
 Units purchased............   2,123,352    1,591,087    2,034    6,189      9,163     21,137     423     489       --       136
 Units redeemed.............  (2,203,516)  (2,778,187)  (2,171)  (9,161)   (23,634)   (18,659)   (923)   (653)  (1,618)   (7,305)
                             -----------  -----------  -------  -------  ---------  ---------  ------  ------  -------  --------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (80,164)  (1,187,100)    (137)  (2,972)   (14,471)     2,478    (500)   (164)  (1,618)   (7,169)
                             ===========  ===========  =======  =======  =========  =========  ======  ======  =======  ========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                                          BLACKROCK VARIABLE SERIES FUNDS, INC.
                             -----------------------------------------------------------------------------------------------
                                                                                      BLACKROCK
                                    BLACKROCK                 BLACKROCK               LARGE CAP           BLACKROCK VALUE
                                 BASIC VALUE V.I.      GLOBAL ALLOCATION V.I.        GROWTH V.I.        OPPORTUNITIES V.I.
                                     FUND --                   FUND --                 FUND --                FUND --
                                 CLASS III SHARES         CLASS III SHARES        CLASS III SHARES       CLASS III SHARES
                             -----------------------  ------------------------  --------------------  ----------------------
                                                                              YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------------------------
                                 2012        2011         2012         2011        2012       2011       2012        2011
                             -----------  ----------  -----------  -----------  ---------  ---------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   (22,717)     (5,596)  (2,033,040)   1,553,704    (13,808)   (30,456)   (123,132)   (147,058)
 Net realized gain
   (loss) on investments....     122,592    (113,634)   2,934,549    6,227,392    131,963    150,603     163,271     187,669
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   1,333,986    (400,163)  31,917,036  (44,794,422)    47,473   (157,902)  1,113,518    (412,281)
 Capital gain
   distribution.............          --          --    1,420,178   11,455,650    237,597      7,480          --          --
                             -----------  ----------  -----------  -----------  ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   1,433,861    (519,393)  34,238,723  (25,557,676)   403,225    (30,275)  1,153,657    (371,670)
                             -----------  ----------  -----------  -----------  ---------  ---------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      25,850      65,106    2,691,305    4,701,565      5,130     29,467     198,674     867,286
 Death benefits.............      16,365     (65,489)    (813,355)    (719,295)   (13,788)   (87,726)     (7,497)   (305,309)
 Surrenders.................  (1,599,246)   (910,350) (40,429,808) (32,693,098)  (403,950)  (383,008)   (462,456)   (970,747)
 Administrative expenses....     (59,514)    (56,106)  (2,314,699)  (2,366,065)    (8,008)    (8,024)    (42,988)    (43,529)
 Capital contribution
   (withdrawal).............          --          --           --           --         --         --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (526,731)    877,611   (7,843,211)  (1,909,801)    82,354    259,793    (196,494)   (219,926)
                             -----------  ----------  -----------  -----------  ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,143,276)    (89,228) (48,709,768) (32,986,694)  (338,262)  (189,498)   (510,761)   (672,225)
                             -----------  ----------  -----------  -----------  ---------  ---------  ----------  ----------
Increase (decrease) in
 net assets.................    (709,415)   (608,621) (14,471,045) (58,544,370)    64,963   (219,773)    642,896  (1,043,895)
Net assets at beginning
 of year....................  12,239,626  12,848,247  445,129,951  503,674,321  3,166,516  3,386,289   9,742,413  10,786,308
                             -----------  ----------  -----------  -----------  ---------  ---------  ----------  ----------
Net assets at end of year... $11,530,211  12,239,626  430,658,906  445,129,951  3,231,479  3,166,516  10,385,309   9,742,413
                             ===========  ==========  ===========  ===========  =========  =========  ==========  ==========
Change in units (note 5):
 Units purchased............     115,403     347,656    2,499,848    4,065,092     82,100    199,392     159,251     358,425
 Units redeemed.............    (303,209)   (340,111)  (6,548,862)  (6,790,603)  (110,049)  (221,922)   (198,177)   (410,731)
                             -----------  ----------  -----------  -----------  ---------  ---------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (187,806)      7,545   (4,049,014)  (2,725,511)   (27,949)   (22,530)    (38,926)    (52,306)
                             ===========  ==========  ===========  ===========  =========  =========  ==========  ==========

                                  COLUMBIA FUNDS
                                VARIABLE INSURANCE
                                     TRUST I
                             -----------------------

                                COLUMBIA VARIABLE
                               PORTFOLIO -- MARSICO
                                  GROWTH FUND --
                                     CLASS 1
                             -----------------------

                             ------------------------
                                2012         2011
                             ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (251,545)    (425,799)
 Net realized gain
   (loss) on investments....  1,450,062    2,019,295
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  1,799,443   (2,729,674)
 Capital gain
   distribution.............         --           --
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  2,997,960   (1,136,178)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     45,673       63,732
 Death benefits.............    (27,597)      79,126
 Surrenders................. (3,282,608)  (4,139,405)
 Administrative expenses....   (102,383)    (110,515)
 Capital contribution
   (withdrawal).............         --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............ (2,292,489)  (4,879,907)
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,659,404)  (8,986,969)
                             ----------  -----------
Increase (decrease) in
 net assets................. (2,661,444) (10,123,147)
Net assets at beginning
 of year.................... 28,612,733   38,735,880
                             ----------  -----------
Net assets at end of year... 25,951,289   28,612,733
                             ==========  ===========
Change in units (note 5):
 Units purchased............     92,748      285,810
 Units redeemed.............   (456,894)    (871,404)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (364,146)    (585,594)
                             ==========  ===========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                   COLUMBIA FUNDS
                                 VARIABLE INSURANCE         DWS VARIABLE
                                TRUST I (CONTINUED)           SERIES I               DWS VARIABLE SERIES II
                             -------------------------  -------------------  -------------------------------------
                                 COLUMBIA VARIABLE
                                PORTFOLIO -- MARSICO                            DWS DREMAN             DWS
                                   INTERNATIONAL            DWS CAPITAL        SMALL MID CAP        LARGE CAP
                               OPPORTUNITIES FUND --       GROWTH VIP --       VALUE VIP --        VALUE VIP --
                                      CLASS 2              CLASS B SHARES     CLASS B SHARES      CLASS B SHARES
                             -------------------------  -------------------  ----------------  -------------------
                                                                PERIOD FROM         YEAR ENDED         PERIOD FROM
                                  YEAR ENDED DECEMBER 31,       APRIL 29 TO        DECEMBER 31,        APRIL 29 TO
                             ---------------------------------  DECEMBER 31, ------------------------  DECEMBER 31,
                                 2012          2011      2012       2011       2012     2011    2012       2011
                             ------------  -----------  ------  ------------ -------  -------  ------  ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   (408,754)    (580,889)    (64)      (100)      (398)    (866)    (95)      (911)
 Net realized gain
   (loss) on investments....     (814,605)    (653,217)   (197)       (42)    (2,917)    (777)   (243)      (377)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    9,464,393  (10,544,847)  1,362     (1,218)    12,053   (3,702)  5,852     (5,816)
 Capital gain
   distribution.............           --           --      --         --         --       --      --         --
                             ------------  -----------  ------     ------    -------  -------  ------     ------
    Increase (decrease)
     in net assets from
     operations.............    8,241,034  (11,778,953)  1,101     (1,360)     8,738   (5,345)  5,514     (7,104)
                             ------------  -----------  ------     ------    -------  -------  ------     ------
From capital
 transactions (note 4):
 Net premiums...............      163,871      438,397      --         --         --       --      --         --
 Death benefits.............     (144,318)    (148,959)     --         --         --       --      --         --
 Surrenders.................   (6,071,738)  (7,427,764) (4,780)      (494)   (24,295) (37,898) (7,882)    (2,089)
 Administrative expenses....     (228,607)    (247,784)    (22)       (10)      (172)    (215)    (94)       (38)
 Capital contribution
   (withdrawal).............           --           --      --         --         --       --      --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (4,006,093)  (1,336,972)    (93)    11,772    (19,749)  18,718     481     83,026
                             ------------  -----------  ------     ------    -------  -------  ------     ------
    Increase (decrease)
     in net assets from
     capital transactions...  (10,286,885)  (8,723,082) (4,895)    11,268    (44,216) (19,395) (7,495)    80,899
                             ------------  -----------  ------     ------    -------  -------  ------     ------
Increase (decrease) in
 net assets.................   (2,045,851) (20,502,035) (3,794)     9,908    (35,478) (24,740) (1,981)    73,795
Net assets at beginning
 of year....................   55,303,137   75,805,172   9,908         --     86,007  110,747  73,795         --
                             ------------  -----------  ------     ------    -------  -------  ------     ------
Net assets at end of year... $ 53,257,286   55,303,137   6,114      9,908     50,529   86,007  71,814     73,795
                             ============  ===========  ======     ======    =======  =======  ======     ======
Change in units (note 5):
 Units purchased............      562,519    1,068,140      --      1,319         75    1,072     326      8,571
 Units redeemed.............   (1,349,799)  (1,382,412)   (516)      (193)    (2,032)  (1,844) (1,089)      (481)
                             ------------  -----------  ------     ------    -------  -------  ------     ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (787,280)    (314,272)   (516)     1,126     (1,957)    (772)   (763)     8,090
                             ============  ===========  ======     ======    =======  =======  ======     ======


                                  DREYFUS
                             ----------------
                                  DREYFUS
                                INVESTMENT
                             PORTFOLIOS MIDCAP
                             STOCK PORTFOLIO --
                              INITIAL SHARES
                             ----------------
                                YEAR ENDED
                               DECEMBER 31,
                             ----------------
                               2012      2011
                             -------   -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (845)     (921)
 Net realized gain
   (loss) on investments....  (1,600)    2,917
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  16,388    (1,497)
 Capital gain
   distribution.............      --        --
                             -------   -------
    Increase (decrease)
     in net assets from
     operations.............  13,943       499
                             -------   -------
From capital
 transactions (note 4):
 Net premiums...............      --        --
 Death benefits.............      --        --
 Surrenders................. (14,333)   (4,145)
 Administrative expenses....    (544)     (574)
 Capital contribution
   (withdrawal).............      --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (2,957)  (11,918)
                             -------   -------
    Increase (decrease)
     in net assets from
     capital transactions... (17,834)  (16,637)
                             -------   -------
Increase (decrease) in
 net assets.................  (3,891)  (16,138)
Net assets at beginning
 of year....................  87,050   103,188
                             -------   -------
Net assets at end of year...  83,159    87,050
                             =======   =======
Change in units (note 5):
 Units purchased............     371     3,533
 Units redeemed.............  (1,550)   (4,825)
                             -------   -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (1,179)   (1,292)
                             =======   =======


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                        DREYFUS (CONTINUED)
                             -----------------------------------------
                               DREYFUS VARIABLE   THE DREYFUS SOCIALLY
                              INVESTMENT FUND --   RESPONSIBLE GROWTH
                                 MONEY MARKET     FUND, INC. -- INITIAL
                                  PORTFOLIO              SHARES
                             -------------------  --------------------

                             ------------------------------------------
                                2012      2011       2012       2011
                             ---------  --------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $ (11,862)   (9,872)   (28,936)   (24,989)
 Net realized gain
   (loss) on investments....        --        --     61,589     30,557
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........        --        --    358,482    (27,037)
 Capital gain
   distribution.............        --        --         --         --
                             ---------  --------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   (11,862)   (9,872)   391,135    (21,469)
                             ---------  --------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............        --        --        308        615
 Death benefits.............  (740,905) (517,189)   (23,445)    96,943
 Surrenders.................  (254,049)  (92,737)  (183,793)  (346,652)
 Administrative expenses....    (1,135)   (1,189)   (15,175)   (14,626)
 Capital contribution
   (withdrawal).............        --        --         --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............   958,878   726,091   (146,001)   100,162
                             ---------  --------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...   (37,211)  114,976   (368,106)  (163,558)
                             ---------  --------  ---------  ---------
Increase (decrease) in
 net assets.................   (49,073)  105,104     23,029   (185,027)
Net assets at beginning
 of year....................   737,075   631,971  3,827,621  4,012,648
                             ---------  --------  ---------  ---------
Net assets at end of year... $ 688,002   737,075  3,850,650  3,827,621
                             =========  ========  =========  =========
Change in units (note 5):
 Units purchased............   121,576   105,992        305     22,672
 Units redeemed.............  (125,506)  (94,294)   (42,905)   (53,279)
                             ---------  --------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (3,930)   11,698    (42,600)   (30,607)
                             =========  ========  =========  =========

                              EATON VANCE VARIABLE
                                      TRUST                    FEDERATED INSURANCE SERIES
                             ----------------------  ----------------------------------------------

                                                        FEDERATED CAPITAL     FEDERATED HIGH INCOME
                                VT FLOATING-RATE     APPRECIATION FUND II --     BOND FUND II --
                                   INCOME FUND           PRIMARY SHARES          PRIMARY SHARES
                             ----------------------  ----------------------  ----------------------
                                YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------
                                2012        2011        2012        2011        2012        2011
                             ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................  1,585,479     827,812     (89,707)    (79,768)  1,492,234   1,846,500
 Net realized gain
   (loss) on investments....    244,913     493,104      86,620     127,803     158,067     311,047
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    392,858  (1,065,109)    276,493    (829,552)  1,242,531  (1,263,440)
 Capital gain
   distribution.............    781,643          --     566,296          --          --          --
                             ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  3,004,893     255,807     839,702    (781,517)  2,892,832     894,107
                             ----------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    516,537     546,823       8,610      53,681       1,580      36,904
 Death benefits.............    (43,515)    (86,604)   (164,366)   (186,865)   (319,524)   (633,016)
 Surrenders................. (6,999,504) (5,391,344) (1,203,621) (1,518,765) (2,232,581) (3,816,911)
 Administrative expenses....   (297,575)    (84,958)    (19,902)    (21,620)    (41,243)    (40,020)
 Capital contribution
   (withdrawal).............         --          --          --          --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............ 40,708,574      69,363    (217,719)   (311,671)    578,474      90,612
                             ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... 33,884,517  (4,946,720) (1,596,998) (1,985,240) (2,013,294) (4,362,431)
                             ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets................. 36,889,410  (4,690,913)   (757,296) (2,766,757)    879,538  (3,468,324)
Net assets at beginning
 of year.................... 27,500,989  32,191,902  10,088,943  12,855,700  22,866,067  26,334,391
                             ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year... 64,390,399  27,500,989   9,331,647  10,088,943  23,745,605  22,866,067
                             ==========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............  4,576,887     747,842       8,454      21,705     143,668     246,052
 Units redeemed............. (1,564,094) (1,161,347)   (157,270)   (212,000)   (238,613)   (461,068)
                             ----------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  3,012,793    (413,505)   (148,816)   (190,295)    (94,945)   (215,016)
                             ==========  ==========  ==========  ==========  ==========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                              FEDERATED INSURANCE SERIES (CONTINUED)
                             -----------------------------------------------------------------------

                              FEDERATED HIGH INCOME      FEDERATED KAUFMANN
                                 BOND FUND II --         FUND II -- SERVICE       FEDERATED MANAGED
                                  SERVICE SHARES               SHARES            VOLATILITY FUND II
                             -----------------------  ------------------------  --------------------
                                                                              YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------
                                 2012        2011         2012         2011        2012       2011
                             -----------  ----------  -----------  -----------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $ 2,396,245   2,742,957     (393,449)    (535,901)   125,977    214,811
 Net realized gain
   (loss) on investments....     750,458     724,747    4,772,442    1,922,116     53,734     23,782
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   1,360,274  (1,973,729)   1,770,071  (11,286,773)   292,360     29,152
 Capital gain
   distribution.............          --          --           --           --    500,158         --
                             -----------  ----------  -----------  -----------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   4,506,977   1,493,975    6,149,064   (9,900,558)   972,229    267,745
                             -----------  ----------  -----------  -----------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............     720,423     524,320       44,855      506,621     12,812     67,399
 Death benefits.............     (90,273)   (461,641)      (7,372)     (82,042)  (119,592)  (222,579)
 Surrenders.................  (4,464,746) (4,189,514)  (2,510,183)  (5,922,751)  (890,533)  (889,289)
 Administrative expenses....    (144,248)   (118,796)     (95,277)    (317,099)   (15,439)   (14,657)
 Capital contribution
   (withdrawal).............          --          --           --           --         --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............   4,539,629  (2,006,338) (41,777,723)   2,592,453    497,114    354,300
                             -----------  ----------  -----------  -----------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...     560,785  (6,251,969) (44,345,700)  (3,222,818)  (515,638)  (704,826)
                             -----------  ----------  -----------  -----------  ---------  ---------
Increase (decrease) in
 net assets.................   5,067,762  (4,757,994) (38,196,636) (13,123,376)   456,591   (437,081)
Net assets at beginning
 of year....................  34,906,409  39,664,403   59,382,320   72,505,696  8,295,128  8,732,209
                             -----------  ----------  -----------  -----------  ---------  ---------
Net assets at end of year... $39,974,171  34,906,409   21,185,684   59,382,320  8,751,719  8,295,128
                             ===========  ==========  ===========  ===========  =========  =========
Change in units (note 5):
 Units purchased............     939,385     815,352       73,678    1,240,370     64,483     59,242
 Units redeemed.............    (911,094) (1,171,539)  (4,724,433)  (1,276,871)   (91,494)  (108,038)
                             -----------  ----------  -----------  -----------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........      28,291    (356,187)  (4,650,755)     (36,501)   (27,011)   (48,796)
                             ===========  ==========  ===========  ===========  =========  =========

                               FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                             -----------------------------------------------
                                    VIP ASSET                VIP ASSET
                                   MANAGER/SM/              MANAGER/SM/
                                   PORTFOLIO --            PORTFOLIO --
                                  INITIAL CLASS           SERVICE CLASS 2
                             -----------------------  ----------------------

                             ------------------------------------------------
                                2012         2011        2012        2011
                             ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    154,775      433,353     (86,247)    (37,786)
 Net realized gain
   (loss) on investments....    290,237      309,622     284,629     336,232
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  5,670,969   (3,391,124)  1,122,143  (1,019,297)
 Capital gain
   distribution.............    440,298      315,595     101,563      75,978
                             ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  6,556,279   (2,332,554)  1,422,088    (644,873)
                             ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     46,216       51,043      18,656     139,398
 Death benefits.............   (557,865)  (1,521,871)      3,291    (253,468)
 Surrenders................. (6,537,505)  (7,294,693) (2,977,911) (3,083,512)
 Administrative expenses....    (64,009)     (72,480)    (28,440)    (32,533)
 Capital contribution
   (withdrawal).............         --           --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............ (1,237,086)  (1,768,180)   (216,943)   (467,692)
                             ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (8,350,249) (10,606,181) (3,201,347) (3,697,807)
                             ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets................. (1,793,970) (12,938,735) (1,779,259) (4,342,680)
Net assets at beginning
 of year.................... 61,908,572   74,847,307  14,615,334  18,958,014
                             ----------  -----------  ----------  ----------
Net assets at end of year... 60,114,602   61,908,572  12,836,075  14,615,334
                             ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............     37,114       53,355     109,101      97,928
 Units redeemed.............   (319,625)    (468,166)   (361,667)   (392,691)
                             ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (282,511)    (414,811)   (252,566)   (294,763)
                             ==========  ===========  ==========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                               FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                             --------------------------------------------------------------------------------------------------
                                                                                                               VIP DYNAMIC
                                                                                                                 CAPITAL
                                   VIP BALANCED           VIP CONTRAFUND(R)         VIP CONTRAFUND(R)         APPRECIATION
                                   PORTFOLIO --             PORTFOLIO --              PORTFOLIO --            PORTFOLIO --
                                 SERVICE CLASS 2            INITIAL CLASS            SERVICE CLASS 2         SERVICE CLASS 2
                             -----------------------  ------------------------  ------------------------  --------------------
                                                                               YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------------------------
                                 2012        2011         2012         2011         2012         2011        2012       2011
                             -----------  ----------  -----------  -----------  -----------  -----------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (280,971)   (387,935)    (207,657)    (684,823)  (1,555,622)  (1,031,170)   (27,657)   (36,812)
 Net realized gain
   (loss) on investments....   2,050,525   1,712,212    1,572,143      114,379    4,410,275     (591,735)   242,635     67,226
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   3,316,215  (5,847,637)  16,336,784   (4,311,978)  27,291,956   (3,382,153)   217,305   (119,241)
 Capital gain
   distribution.............   3,698,005     193,762           --           --           --           --         --         --
                             -----------  ----------  -----------  -----------  -----------  -----------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   8,783,774  (4,329,598)  17,701,270   (4,882,422)  30,146,609   (5,005,058)   432,283    (88,827)
                             -----------  ----------  -----------  -----------  -----------  -----------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............     762,920     680,095       84,192      257,491    1,747,662      698,748     18,948      8,626
 Death benefits.............    (204,067)   (121,323)  (1,433,192)  (1,910,102)    (801,731)    (673,117)    27,478    (71,734)
 Surrenders.................  (7,768,043) (6,499,002) (14,205,409) (16,744,332) (26,994,010) (18,022,052)  (473,170)  (256,267)
 Administrative expenses....    (278,823)   (252,687)    (201,247)    (212,189)  (1,330,273)    (401,148)    (6,215)    (7,281)
 Capital contribution
   (withdrawal).............          --          --           --           --           --           --         --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............   3,157,091   7,347,812   (2,764,935)  (5,387,872) 148,900,381      168,832     73,802   (119,248)
                             -----------  ----------  -----------  -----------  -----------  -----------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,330,922)  1,154,895  (18,520,591) (23,997,004) 121,522,029  (18,228,737)  (359,157)  (445,904)
                             -----------  ----------  -----------  -----------  -----------  -----------  ---------  ---------
Increase (decrease) in
 net assets.................   4,452,852  (3,174,703)    (819,321) (28,879,426) 151,668,638  (23,233,795)    73,126   (534,731)
Net assets at beginning
 of year....................  70,645,304  73,820,007  124,219,705  153,099,131  115,951,084  139,184,879  2,037,733  2,572,464
                             -----------  ----------  -----------  -----------  -----------  -----------  ---------  ---------
Net assets at end of year... $75,098,156  70,645,304  123,400,384  124,219,705  267,619,722  115,951,084  2,110,859  2,037,733
                             ===========  ==========  ===========  ===========  ===========  ===========  =========  =========
Change in units (note 5):
 Units purchased............   1,540,925   1,780,275      222,866      321,970   19,672,397    1,395,452    140,282     16,326
 Units redeemed.............  (1,919,186) (1,677,901)    (942,962)  (1,275,346)  (6,115,100)  (2,626,620)  (162,289)   (49,128)
                             -----------  ----------  -----------  -----------  -----------  -----------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (378,261)    102,374     (720,096)    (953,376)  13,557,297   (1,231,168)   (22,007)   (32,802)
                             ===========  ==========  ===========  ===========  ===========  ===========  =========  =========

                             -------------------------


                                 VIP EQUITY-INCOME
                                   PORTFOLIO --
                                   INITIAL CLASS
                             ------------------------

                             -------------------------
                                 2012         2011
                             -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   1,652,688    1,089,187
 Net realized gain
   (loss) on investments....    (892,129)  (2,019,830)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   7,765,810      830,312
 Capital gain
   distribution.............   6,445,612           --
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  14,971,981     (100,331)
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      42,467      205,362
 Death benefits.............  (1,206,878)  (1,503,542)
 Surrenders................. (11,319,582) (13,879,350)
 Administrative expenses....    (134,677)    (144,605)
 Capital contribution
   (withdrawal).............          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (2,619,319)  (3,146,408)
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (15,237,989) (18,468,543)
                             -----------  -----------
Increase (decrease) in
 net assets.................    (266,008) (18,568,874)
Net assets at beginning
 of year.................... 100,854,492  119,423,366
                             -----------  -----------
Net assets at end of year... 100,588,484  100,854,492
                             ===========  ===========
Change in units (note 5):
 Units purchased............     130,378      106,240
 Units redeemed.............    (703,171)    (784,094)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (572,793)    (677,854)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                             ------------------------------------------------------------------------------------------------
                                        VIP                       VIP                     VIP                VIP GROWTH
                                   EQUITY-INCOME               GROWTH &                GROWTH &             OPPORTUNITIES
                                    PORTFOLIO --          INCOME PORTFOLIO --     INCOME PORTFOLIO --       PORTFOLIO --
                                  SERVICE CLASS 2            INITIAL CLASS          SERVICE CLASS 2         INITIAL CLASS
                             -------------------------  ----------------------  ----------------------  --------------------

                                                                 YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------
                                 2012          2011        2012        2011        2012        2011        2012       2011
                             ------------  -----------  ----------  ----------  ----------  ----------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  1,637,925      302,533     162,714      64,932      63,802     (11,927)  (106,590)  (121,642)
 Net realized gain
   (loss) on investments....      440,833   (1,281,334)    574,329       3,141     458,652      57,535    483,315    242,299
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    5,678,757      817,165   3,040,971      26,555   1,543,180     (92,807) 1,209,893    (41,108)
 Capital gain
   distribution.............    8,956,040           --      11,130          --       7,066          --         --         --
                             ------------  -----------  ----------  ----------  ----------  ----------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   16,713,555     (161,636)  3,789,144      94,628   2,072,700     (47,199) 1,586,618     79,549
                             ------------  -----------  ----------  ----------  ----------  ----------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............      601,178      133,598      95,810     140,682      70,112     169,057      3,017      7,251
 Death benefits.............     (475,210)    (417,991)   (360,738)   (488,762)   (157,860)    (97,512)  (149,308)  (238,055)
 Surrenders.................  (13,286,290) (10,649,900) (3,231,037) (3,370,459) (1,642,319) (2,026,258)  (817,030)  (747,359)
 Administrative expenses....     (638,615)    (146,316)    (51,100)    (52,712)    (47,396)    (46,686)   (19,846)   (19,352)
 Capital contribution
   (withdrawal).............           --           --          --          --          --          --         --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............   80,226,735   (5,151,944)   (557,746)    341,494     760,217    (636,547)   223,782    422,927
                             ------------  -----------  ----------  ----------  ----------  ----------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...   66,427,798  (16,232,553) (4,104,811) (3,429,757) (1,017,246) (2,637,946)  (759,385)  (574,588)
                             ------------  -----------  ----------  ----------  ----------  ----------  ---------  ---------
Increase (decrease) in
 net assets.................   83,141,353  (16,394,189)   (315,667) (3,335,129)  1,055,454  (2,685,145)   827,233   (495,039)
Net assets at beginning
 of year....................   52,474,305   68,868,494  23,428,181  26,763,310  13,548,094  16,233,239  8,841,913  9,336,952
                             ------------  -----------  ----------  ----------  ----------  ----------  ---------  ---------
Net assets at end of year... $135,615,658   52,474,305  23,112,514  23,428,181  14,603,548  13,548,094  9,669,146  8,841,913
                             ============  ===========  ==========  ==========  ==========  ==========  =========  =========
Change in units (note 5):
 Units purchased............   10,664,648      277,191     126,571     203,223     347,257     122,387    156,692    132,524
 Units redeemed.............   (2,939,096)  (1,625,488)   (430,059)   (446,800)   (453,511)   (383,086)  (208,844)  (176,148)
                             ------------  -----------  ----------  ----------  ----------  ----------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    7,725,552   (1,348,297)   (303,488)   (243,577)   (106,254)   (260,699)   (52,152)   (43,624)
                             ============  ===========  ==========  ==========  ==========  ==========  =========  =========

                             ----------------------------------------
                               VIP GROWTH
                              OPPORTUNITIES         VIP GROWTH
                              PORTFOLIO --         PORTFOLIO --
                             SERVICE CLASS 2      INITIAL CLASS
                             --------------- -----------------------
                               PERIOD FROM          YEAR ENDED
                              JANUARY 27 TO        DECEMBER 31,
                              DECEMBER 31,   -----------------------
                                  2012          2012         2011
                             --------------- ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     (409,765)     (505,159)    (697,239)
 Net realized gain
   (loss) on investments....      684,976     1,999,198    1,529,259
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    1,873,143     6,419,570   (1,469,700)
 Capital gain
   distribution.............           --            --      237,200
                               ----------    ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............    2,148,354     7,913,609     (400,480)
                               ----------    ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      175,439       119,488      274,553
 Death benefits.............      (37,142)     (499,084)  (1,185,565)
 Surrenders.................   (2,351,470)   (7,085,398)  (7,615,726)
 Administrative expenses....     (150,146)      (89,468)     (97,285)
 Capital contribution
   (withdrawal).............           --            --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............   29,488,228    (1,690,356)  (1,722,676)
                               ----------    ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...   27,124,909    (9,244,818) (10,346,699)
                               ----------    ----------  -----------
Increase (decrease) in
 net assets.................   29,273,263    (1,331,209) (10,747,179)
Net assets at beginning
 of year....................           --    61,235,596   71,982,775
                               ----------    ----------  -----------
Net assets at end of year...   29,273,263    59,904,387   61,235,596
                               ==========    ==========  ===========
Change in units (note 5):
 Units purchased............    3,712,112        92,134      159,967
 Units redeemed.............     (977,170)     (490,082)    (612,707)
                               ----------    ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    2,734,942      (397,948)    (452,740)
                               ==========    ==========  ===========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                     ------------------------
                            VIP GROWTH
                           PORTFOLIO --
                         SERVICE CLASS 2
                     -----------------------
                            YEAR ENDED
                           DECEMBER 31,
                     -----------------------
                         2012        2011
                     -----------  ----------
Increase
 (decrease) in
 net assets
From
 operations:
 Net
   investment
   income
   (expense)........ $  (250,207)   (302,358)
 Net realized
   gain (loss)
   on
   investments......   1,584,970   1,195,796
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...   1,414,530  (1,054,144)
 Capital gain
   distribution.....          --      78,660
                     -----------  ----------
    Increase
     (decrease)
     in net
     assets
     from
     operations.....   2,749,293     (82,046)
                     -----------  ----------
From capital
 transactions
 (note 4):
 Net premiums.......     113,541      58,139
 Death benefits.....     (31,792)   (213,163)
 Surrenders.........  (2,206,975) (4,503,376)

   Administrative
   expenses.........     (47,417)    (46,620)
 Capital
   contribution
   (withdrawal).....          --          --
 Transfers
   between
   subaccounts
   (including
   fixed
   account),
   net..............  (2,815,280)  1,034,601
                     -----------  ----------
    Increase
     (decrease)
     in net
     assets
     from
     capital
     transactions...  (4,987,923) (3,670,419)
                     -----------  ----------
Increase
 (decrease) in
 net assets.........  (2,238,630) (3,752,465)
Net assets at
 beginning of
 year...............  19,927,842  23,680,307
                     -----------  ----------
Net assets at
 end of year........ $17,689,212  19,927,842
                     ===========  ==========
Change in
 units (note
 5):
 Units
   purchased........     325,316     626,690
 Units redeemed.....    (945,395)   (982,160)
                     -----------  ----------
 Net increase
   (decrease)
   in units
   from
   capital
   transactions
   with
   contract
   owners...........    (620,079)   (355,470)
                     ===========  ==========

                                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                     --------------------------------------------------------------------------------------------------------------
                         VIP GROWTH       VIP INVESTMENT GRADE     VIP MID CAP           VIP MID CAP
                     STOCK PORTFOLIO --    BOND PORTFOLIO --       PORTFOLIO --         PORTFOLIO --
                      SERVICE CLASS 2       SERVICE CLASS 2       INITIAL CLASS        SERVICE CLASS 2
                     ------------------ -----------------------  ---------------  ------------------------
                        PERIOD FROM
                       JANUARY 27 TO                                      YEAR ENDED DECEMBER 31,
                        DECEMBER 31,    -------------------------------------------------------------------
                            2012            2012        2011       2012    2011       2012         2011
                     ------------------ -----------  ----------  -------  ------  -----------  -----------
Increase
 (decrease) in
 net assets
From
 operations:
 Net
   investment
   income
   (expense)........       (395,771)        669,797     267,592      (31)   (188)  (2,114,966)  (1,854,175)
 Net realized
   gain (loss)
   on
   investments......        575,129         728,355      66,494    1,497      50    3,301,304    5,279,474
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...      3,229,095        (708,183)     15,469      103  (4,371)   1,748,492  (18,321,104)
 Capital gain
   distribution.....             --       3,855,238     380,637    2,125      66   13,623,164      191,973
                         ----------     -----------  ----------  -------  ------  -----------  -----------
    Increase
     (decrease)
     in net
     assets
     from
     operations.....      3,408,453       4,545,207     730,192    3,694  (4,443)  16,557,994  (14,703,832)
                         ----------     -----------  ----------  -------  ------  -----------  -----------
From capital
 transactions
 (note 4):
 Net premiums.......        182,392       1,018,223      44,060      240     240      909,208    1,097,911
 Death benefits.....        (49,426)       (141,770)    (40,450)      --      --   (1,311,546)  (1,373,856)
 Surrenders.........     (3,233,235)    (12,869,511) (1,129,772) (11,845)     --  (18,310,069) (18,487,027)

   Administrative
   expenses.........       (219,142)       (812,821)    (72,001)      --      --     (678,879)    (293,001)
 Capital
   contribution
   (withdrawal).....             --              --          --       --      --           --           --
 Transfers
   between
   subaccounts
   (including
   fixed
   account),
   net..............     38,718,614     134,531,587   3,201,702       18      29   75,314,951  (10,687,190)
                         ----------     -----------  ----------  -------  ------  -----------  -----------
    Increase
     (decrease)
     in net
     assets
     from
     capital
     transactions...     35,399,203     121,725,708   2,003,539  (11,587)    269   55,923,665  (29,743,163)
                         ----------     -----------  ----------  -------  ------  -----------  -----------
Increase
 (decrease) in
 net assets.........     38,807,656     126,270,915   2,733,731   (7,893) (4,174)  72,481,659  (44,446,995)
Net assets at
 beginning of
 year...............             --      16,221,443  13,487,712   35,009  39,183   97,949,598  142,396,593
                         ----------     -----------  ----------  -------  ------  -----------  -----------
Net assets at
 end of year........     38,807,656     142,492,358  16,221,443   27,116  35,009  170,431,257   97,949,598
                         ==========     ===========  ==========  =======  ======  ===========  ===========
Change in
 units (note
 5):
 Units
   purchased........      4,375,744      13,117,489     576,508       10      11    8,080,442      620,491
 Units redeemed.....       (801,222)     (3,086,982)   (411,514)    (495)     --   (2,350,200)  (1,931,855)
                         ----------     -----------  ----------  -------  ------  -----------  -----------
 Net increase
   (decrease)
   in units
   from
   capital
   transactions
   with
   contract
   owners...........      3,574,522      10,030,507     164,994     (485)     11    5,730,242   (1,311,364)
                         ==========     ===========  ==========  =======  ======  ===========  ===========

                     -----------------------
                          VIP OVERSEAS
                          PORTFOLIO --
                          INITIAL CLASS
                     ----------------------


                     -----------------------
                        2012        2011
                     ----------  ----------
Increase
 (decrease) in
 net assets
From
 operations:
 Net
   investment
   income
   (expense)........    127,697     (14,307)
 Net realized
   gain (loss)
   on
   investments......   (479,419)   (225,686)
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...  4,285,923  (4,955,782)
 Capital gain
   distribution.....     76,502      56,307
                     ----------  ----------
    Increase
     (decrease)
     in net
     assets
     from
     operations.....  4,010,703  (5,139,468)
                     ----------  ----------
From capital
 transactions
 (note 4):
 Net premiums.......     23,075      92,770
 Death benefits.....   (119,949)   (220,215)
 Surrenders......... (2,647,166) (3,422,242)

   Administrative
   expenses.........    (31,546)    (36,401)
 Capital
   contribution
   (withdrawal).....         --          --
 Transfers
   between
   subaccounts
   (including
   fixed
   account),
   net..............    115,994  (1,221,639)
                     ----------  ----------
    Increase
     (decrease)
     in net
     assets
     from
     capital
     transactions... (2,659,592) (4,807,727)
                     ----------  ----------
Increase
 (decrease) in
 net assets.........  1,351,111  (9,947,195)
Net assets at
 beginning of
 year............... 22,126,888  32,074,083
                     ----------  ----------
Net assets at
 end of year........ 23,477,999  22,126,888
                     ==========  ==========
Change in
 units (note
 5):
 Units
   purchased........     90,201      69,082
 Units redeemed.....   (223,932)   (299,537)
                     ----------  ----------
 Net increase
   (decrease)
   in units
   from
   capital
   transactions
   with
   contract
   owners...........   (133,731)   (230,455)
                     ==========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              FIDELITY(R) VARIABLE
                               INSURANCE PRODUCTS
                                FUND (CONTINUED)
                             ----------------------

                                    VIP VALUE
                             STRATEGIES PORTFOLIO --
                                 SERVICE CLASS 2
                             ----------------------

                             -----------------------
                                2012        2011
                             ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (39,225)    (43,346)
 Net realized gain
   (loss) on investments....    234,674      79,395
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    568,040    (706,197)
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    763,489    (670,148)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     27,430      45,834
 Death benefits.............        865     (62,262)
 Surrenders.................   (411,803)   (962,402)
 Administrative expenses....     (9,243)    (12,786)
 Capital contribution
   (withdrawal).............         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............  1,066,102     156,682
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    673,351    (834,934)
                             ----------  ----------
Increase (decrease) in
 net assets.................  1,436,840  (1,505,082)
Net assets at beginning
 of year....................  3,057,630   4,562,712
                             ----------  ----------
Net assets at end of year... $4,494,470   3,057,630
                             ==========  ==========
Change in units (note 5):
 Units purchased............    250,184     374,031
 Units redeemed.............   (202,656)   (466,638)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     47,528     (92,607)
                             ==========  ==========


                                                  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                             ----------------------------------------------------------------------------------------------
                                                         FRANKLIN LARGE       FRANKLIN TEMPLETON
                                  FRANKLIN INCOME          CAP GROWTH         VIP FOUNDING FUNDS          MUTUAL SHARES
                                 SECURITIES FUND --     SECURITIES FUND --    ALLOCATION FUND --        SECURITIES FUND --
                                   CLASS 2 SHARES        CLASS 2 SHARES         CLASS 2 SHARES            CLASS 2 SHARES
                             -------------------------  ----------------   ------------------------  -----------------------
                                                      YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------
                                 2012         2011        2012      2011       2012         2011         2012        2011
                             -----------  ------------  -------   -------  -----------  -----------  -----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................  25,075,390    23,860,561   (2,385)   (3,196)     947,994   (2,209,337)      49,090     432,754
 Net realized gain
   (loss) on investments....  (3,206,225)   (4,946,803)     382       263      261,149     (506,768)   5,477,768   1,608,065
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  33,953,946   (15,668,769)  38,747    (6,847)  11,963,158   (1,035,387)  (1,792,864) (3,519,437)
 Capital gain
   distribution.............          --            --       --        --           --           --           --          --
                             -----------  ------------  -------   -------  -----------  -----------  -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  55,823,111     3,244,989   36,744    (9,780)  13,172,301   (3,751,492)   3,733,994  (1,478,618)
                             -----------  ------------  -------   -------  -----------  -----------  -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............   2,199,146     2,660,716       --        --      376,663      545,837       80,024     585,410
 Death benefits.............  (1,057,656)   (1,199,413)      --        --     (407,259)    (229,016)    (167,929)    (74,578)
 Surrenders................. (66,602,144)  (61,259,766) (39,537)  (23,842)  (9,264,204)  (6,580,406)  (2,664,765) (4,939,462)
 Administrative expenses....  (1,461,028)   (1,537,410)  (1,076)   (1,120)    (539,079)    (556,862)     (93,286)   (310,983)
 Capital contribution
   (withdrawal).............          --            --       --        --           --           --           --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............ (26,923,231)  (42,300,473)  (9,588)  (15,698)  (3,537,725)  (5,237,229) (40,035,339) (2,025,400)
                             -----------  ------------  -------   -------  -----------  -----------  -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (93,844,913) (103,636,346) (50,201)  (40,660) (13,371,604) (12,057,676) (42,881,295) (6,765,013)
                             -----------  ------------  -------   -------  -----------  -----------  -----------  ----------
Increase (decrease) in
 net assets................. (38,021,802) (100,391,357) (13,457)  (50,440)    (199,303) (15,809,168) (39,147,301) (8,243,631)
Net assets at beginning
 of year.................... 578,782,792   679,174,149  345,688   396,128  106,352,556  122,161,724   59,134,828  67,378,459
                             -----------  ------------  -------   -------  -----------  -----------  -----------  ----------
Net assets at end of year... 540,760,990   578,782,792  332,231   345,688  106,153,253  106,352,556   19,987,527  59,134,828
                             ===========  ============  =======   =======  ===========  ===========  ===========  ==========
Change in units (note 5):
 Units purchased............   2,134,829     3,214,728      173     3,611      416,124      976,691      165,846     787,001
 Units redeemed.............  (9,809,383)  (12,090,427)  (3,785)   (6,972)  (1,933,633)  (2,388,320)  (4,767,745) (1,408,889)
                             -----------  ------------  -------   -------  -----------  -----------  -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (7,674,554)   (8,875,699)  (3,612)   (3,361)  (1,517,509)  (1,411,629)  (4,601,899)   (621,888)
                             ===========  ============  =======   =======  ===========  ===========  ===========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                           FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CONTINUED)
                             --------------------------------------------------------------------------------------------
                                                                              TEMPLETON GLOBAL
                                TEMPLETON FOREIGN      TEMPLETON FOREIGN       BOND SECURITIES        TEMPLETON GROWTH
                               SECURITIES FUND --     SECURITIES FUND --           FUND --           SECURITIES FUND --
                                 CLASS 1 SHARES         CLASS 2 SHARES         CLASS 1 SHARES          CLASS 2 SHARES
                             ----------------------  --------------------  ----------------------  ----------------------
                                                                            YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------
                                2012        2011        2012       2011       2012        2011        2012        2011
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  165,962      56,160     23,344       (687)    646,954     542,776      59,152     (28,778)
 Net realized gain
   (loss) on investments....   (153,845)     42,217    (29,828)     4,813     257,318     351,337    (248,314)   (207,500)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,460,989  (1,398,713)   241,671   (169,193)    666,030  (1,215,317)  2,282,988    (767,941)
 Capital gain
   distribution.............         --          --         --         --      19,863      80,465          --          --
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,473,106  (1,300,336)   235,187   (165,067)  1,590,165    (240,739)  2,093,826  (1,004,219)
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      9,222      84,361         --         --       3,889      19,895      36,855      85,776
 Death benefits.............     30,510    (180,111)        --         --    (124,806)    (62,516)     11,937      (8,274)
 Surrenders.................   (970,467) (1,428,244)  (304,304)  (129,197) (1,953,418)   (900,928) (1,128,664)   (803,777)
 Administrative expenses....    (16,742)    (18,462)    (2,832)    (2,719)    (20,614)    (19,342)    (47,315)    (48,025)
 Capital contribution
   (withdrawal).............         --          --         --         --          --          --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............     98,252    (363,136)   475,211     65,907     713,430     792,568     568,760    (555,927)
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (849,225) (1,905,592)   168,075    (66,009) (1,381,519)   (170,323)   (558,427) (1,330,227)
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................    623,881  (3,205,928)   403,262   (231,076)    208,646    (411,062)  1,535,399  (2,334,446)
Net assets at beginning
 of year....................  9,374,149  12,580,077  1,284,958  1,516,034  12,164,992  12,576,054  11,548,407  13,882,853
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
Net assets at end of year... $9,998,030   9,374,149  1,688,220  1,284,958  12,373,638  12,164,992  13,083,806  11,548,407
                             ==========  ==========  =========  =========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............    138,204     189,419     66,200     20,456      94,317     119,873     267,794     157,625
 Units redeemed.............   (209,828)   (339,614)   (43,836)   (21,635)   (173,482)   (130,195)   (343,954)   (304,503)
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (71,624)   (150,195)    22,364     (1,179)    (79,165)    (10,322)    (76,160)   (146,878)
                             ==========  ==========  =========  =========  ==========  ==========  ==========  ==========

                              GE INVESTMENTS FUNDS,
                                      INC.
                             ----------------------

                                   CORE VALUE
                                 EQUITY FUND --
                                 CLASS 1 SHARES
                             ----------------------

                             -----------------------
                                2012        2011
                             ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (58,733)   (118,554)
 Net realized gain
   (loss) on investments....    137,269     (12,007)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,516,483    (327,907)
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,595,019    (458,468)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     58,812      37,743
 Death benefits.............   (259,992)   (210,398)
 Surrenders................. (1,741,995) (1,866,993)
 Administrative expenses....    (41,210)    (44,686)
 Capital contribution
   (withdrawal).............         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (384,049)   (576,308)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,368,434) (2,660,642)
                             ----------  ----------
Increase (decrease) in
 net assets.................   (773,415) (3,119,110)
Net assets at beginning
 of year.................... 14,327,902  17,447,012
                             ----------  ----------
Net assets at end of year... 13,554,487  14,327,902
                             ==========  ==========
Change in units (note 5):
 Units purchased............     46,726      66,337
 Units redeemed.............   (241,286)   (297,143)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (194,560)   (230,806)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                     ------------------------

                          INCOME FUND --
                          CLASS 1 SHARES
                     -----------------------
                            YEAR ENDED
                           DECEMBER 31,
                     -----------------------
                         2012        2011
                     -----------  ----------
Increase
 (decrease) in
 net assets
From
 operations:
 Net
   investment
   income
   (expense)........ $   260,930   1,209,860
 Net realized
   gain (loss)
   on
   investments......     199,879    (202,204)
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...   1,360,070   1,566,035
 Capital gain
   distribution.....          --          --
                     -----------  ----------
    Increase
     (decrease)
     in net
     assets
     from
     operations.....   1,820,879   2,573,691
                     -----------  ----------
From capital
 transactions
 (note 4):
 Net premiums.......     101,909      82,161
 Death benefits.....  (2,438,587)    (44,792)
 Surrenders.........  (6,634,146) (6,333,060)

   Administrative
   expenses.........     (98,441)   (102,729)
 Capital
   contribution
   (withdrawal).....          --          --
 Transfers
   between
   subaccounts
   (including
   fixed
   account),
   net..............    (497,076)    186,648
                     -----------  ----------
    Increase
     (decrease)
     in net
     assets
     from
     capital
     transactions...  (9,566,341) (6,211,772)
                     -----------  ----------
Increase
 (decrease) in
 net assets.........  (7,745,462) (3,638,081)
Net assets at
 beginning of
 year...............  45,799,899  49,437,980
                     -----------  ----------
Net assets at
 end of year........ $38,054,437  45,799,899
                     ===========  ==========
Change in
 units (note
 5):
 Units
   purchased........     331,192     398,181
 Units redeemed.....    (973,809)   (858,039)
                     -----------  ----------
 Net increase
   (decrease)
   in units
   from
   capital
   transactions
   with
   contract
   owners...........    (642,617)   (459,858)
                     ===========  ==========

                                          GE INVESTMENTS FUNDS, INC. (CONTINUED)
                     -------------------------------------------------------------------------------------------------------
                           INTERNATIONAL                MID-CAP
                          EQUITY FUND --            EQUITY FUND --                                    PREMIER GROWTH EQUITY
                          CLASS 1 SHARES            CLASS 1 SHARES            MONEY MARKET FUND      FUND -- CLASS 1 SHARES
                     ------------------------  ------------------------  --------------------------  ----------------------
                     PERIOD FROM               PERIOD FROM               PERIOD FROM
                     JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO         YEAR ENDED DECEMBER 31,
                      APRIL 30,   DECEMBER 31,  AUGUST 3,   DECEMBER 31,  AUGUST 3,    ------------------------------------
                         2012         2011         2012         2011         2012          2011         2012        2011
                     ------------ ------------ ------------ ------------ ------------  ------------  ----------  ----------
Increase
 (decrease) in
 net assets
From
 operations:
 Net
   investment
   income
   (expense)........     (44,427)     (92,752)    (591,582)  (1,080,061)   (1,668,631)   (3,191,996)   (236,576)   (507,821)
 Net realized
   gain (loss)
   on
   investments......  (7,390,720)  (2,212,889)   2,539,461    2,931,905            --            --   2,019,003     741,657
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...   8,118,583      270,547    3,233,658  (13,549,598)           --            --   4,246,025    (480,978)
 Capital gain
   distribution.....          --           --           --    4,833,196            --            --          --          --
                      ----------   ----------  -----------  -----------  ------------  ------------  ----------  ----------
    Increase
     (decrease)
     in net
     assets
     from
     operations.....     683,436   (2,035,094)   5,181,537   (6,864,558)   (1,668,631)   (3,191,996)  6,028,452    (247,142)
                      ----------   ----------  -----------  -----------  ------------  ------------  ----------  ----------
From capital
 transactions
 (note 4):
 Net premiums.......       1,235       11,321      126,360      262,834     1,217,011     7,214,010      79,833     105,296
 Death benefits.....     (27,897)    (116,998)    (315,906)  (1,102,603)  (67,799,184) (105,001,268)   (694,636)   (444,612)
 Surrenders.........    (220,883)  (1,349,345)  (5,535,587) (11,570,998)  (58,135,525) (103,503,836) (4,753,150) (4,785,383)

   Administrative
   expenses.........      (5,172)     (16,311)     (90,368)    (163,263)     (239,400)     (477,150)    (83,217)    (91,679)
 Capital
   contribution
   (withdrawal).....          --           --           --           --            --            --          --          --
 Transfers
   between
   subaccounts
   (including
   fixed
   account),
   net..............  (9,197,204)  (1,316,481) (62,689,943)  (5,204,261)  (68,803,308)  197,019,896  (3,502,413) (1,052,434)
                      ----------   ----------  -----------  -----------  ------------  ------------  ----------  ----------
    Increase
     (decrease)
     in net
     assets
     from
     capital
     transactions...  (9,449,921)  (2,787,814) (68,505,444) (17,778,291) (193,760,406)   (4,748,348) (8,953,583) (6,268,812)
                      ----------   ----------  -----------  -----------  ------------  ------------  ----------  ----------
Increase
 (decrease) in
 net assets.........  (8,766,485)  (4,822,908) (63,323,907) (24,642,849) (195,429,037)   (7,940,344) (2,925,131) (6,515,954)
Net assets at
 beginning of
 year...............   8,766,485   13,589,393   63,323,907   87,966,756   195,429,037   203,369,381  33,683,000  40,198,954
                      ----------   ----------  -----------  -----------  ------------  ------------  ----------  ----------
Net assets at
 end of year........          --    8,766,485           --   63,323,907            --   195,429,037  30,757,869  33,683,000
                      ==========   ==========  ===========  ===========  ============  ============  ==========  ==========
Change in
 units (note
 5):
 Units
   purchased........      24,133       25,350       73,718      298,740    14,975,576    35,242,055     181,545     159,072
 Units redeemed.....    (776,422)    (216,321)  (3,399,123)  (1,146,859)  (32,069,745)  (35,534,777)   (929,193)   (739,947)
                      ----------   ----------  -----------  -----------  ------------  ------------  ----------  ----------
 Net increase
   (decrease)
   in units
   from
   capital
   transactions
   with
   contract
   owners...........    (752,289)    (190,971)  (3,325,405)    (848,119)  (17,094,169)     (292,722)   (747,648)   (580,875)
                      ==========   ==========  ===========  ===========  ============  ============  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                    GE INVESTMENTS FUNDS, INC. (CONTINUED)
                     --------------------------------------------------------------------------------------------------------
                      REAL ESTATE SECURITIES                            SMALL-CAP EQUITY FUND --     TOTAL RETURN FUND --
                      FUND -- CLASS 1 SHARES    S&P 500(R) INDEX FUND       CLASS 1 SHARES              CLASS 1 SHARES
                     -----------------------  ------------------------  ----------------------   ---------------------------
                                                                            YEAR ENDED DECEMBER 31,
                     --------------------------------------------------------------------------------------------------------
                         2012        2011         2012         2011        2012         2011         2012           2011
                     -----------  ----------  -----------  -----------  ----------   ----------  ------------  -------------
Increase
 (decrease) in
 net assets
From
 operations:
 Net
   investment
   income
   (expense)........ $   193,860    (205,386)     657,963      396,505    (611,386)    (706,228)   (1,348,337)      (105,231)
 Net realized
   gain (loss)
   on
   investments......   3,267,567   1,262,186    5,500,323    3,191,593   1,720,374    1,202,643     9,717,443      4,602,709
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...   5,748,232   4,108,776   14,566,727   (2,897,119)    342,505      499,082    93,613,828    (51,724,538)
 Capital gain
   distribution.....          --          --           --           --   3,351,066           --            --             --
                     -----------  ----------  -----------  -----------  ----------   ----------  ------------  -------------
    Increase
     (decrease)
     in net
     assets
     from
     operations.....   9,209,659   5,165,576   20,725,013      690,979   4,802,559      995,497   101,982,934    (47,227,060)
                     -----------  ----------  -----------  -----------  ----------   ----------  ------------  -------------
From capital
 transactions
 (note 4):
 Net premiums.......     344,271     735,081      990,580      357,974      65,583      263,107    15,897,233     20,418,461
 Death benefits.....    (320,304)   (464,971)  (1,942,713)  (2,318,750)   (616,157)    (495,173)   (3,223,016)    (1,045,027)
 Surrenders.........  (7,909,499) (7,558,538) (18,275,302) (22,626,398) (5,262,701)  (6,452,835) (123,904,520)  (138,599,147)

   Administrative
   expenses.........    (203,396)   (190,076)    (357,529)    (339,729)    (94,792)    (108,312)     (635,006)      (725,584)
 Capital
   contribution
   (withdrawal).....          --          --           --           --          --           --            --             --
 Transfers
   between
   subaccounts
   (including
   fixed
   account),
   net..............    (181,700)   (853,572)   1,295,481   (8,814,374) (3,488,563)  (2,434,999)   19,683,128     24,345,446
                     -----------  ----------  -----------  -----------  ----------   ----------  ------------  -------------
    Increase
     (decrease)
     in net
     assets
     from
     capital
     transactions...  (8,270,628) (8,332,076) (18,289,483) (33,741,277) (9,396,630)  (9,228,212)  (92,182,181)   (95,605,851)
                     -----------  ----------  -----------  -----------  ----------   ----------  ------------  -------------
Increase
 (decrease) in
 net assets.........     939,031  (3,166,500)   2,435,530  (33,050,298) (4,594,071)  (8,232,715)    9,800,753   (142,832,911)
Net assets at
 beginning of
 year...............  63,441,802  66,608,302  148,250,504  181,300,802  41,381,100   49,613,815   985,186,301  1,128,019,212
                     -----------  ----------  -----------  -----------  ----------   ----------  ------------  -------------
Net assets at
 end of year........ $64,380,833  63,441,802  150,686,034  148,250,504  36,787,029   41,381,100   994,987,054    985,186,301
                     ===========  ==========  ===========  ===========  ==========   ==========  ============  =============
Change in
 units (note
 5):
 Units
   purchased........     568,179     643,246    1,607,372      736,574     104,623      223,069     7,425,947      7,272,661
 Units redeemed.....    (854,259) (1,060,989)  (2,681,820)  (3,315,999)   (614,150)    (742,723)  (14,793,417)   (15,084,521)
                     -----------  ----------  -----------  -----------  ----------   ----------  ------------  -------------
 Net increase
   (decrease)
   in units
   from
   capital
   transactions
   with
   contract
   owners...........    (286,080)   (417,743)  (1,074,448)  (2,579,425)   (509,527)    (519,654)   (7,367,470)    (7,811,860)
                     ===========  ==========  ===========  ===========  ==========   ==========  ============  =============

                     ----------------------------
                         TOTAL RETURN FUND --
                            CLASS 3 SHARES
                     ----------------------------

                     ----------------------------
                          2012           2011
                     -------------  -------------
Increase
 (decrease) in
 net assets
From
 operations:
 Net
   investment
   income
   (expense)........    (6,785,678)    (5,517,662)
 Net realized
   gain (loss)
   on
   investments......     2,129,595     (3,573,108)
 Change in
   unrealized
   appreciation
   (depreciation)
   on investments...   103,519,554    (44,735,319)
 Capital gain
   distribution.....            --             --
                     -------------  -------------
    Increase
     (decrease)
     in net
     assets
     from
     operations.....    98,863,471    (53,826,089)
                     -------------  -------------
From capital
 transactions
 (note 4):
 Net premiums.......    10,182,027     14,157,158
 Death benefits.....    (2,187,608)    (1,269,073)
 Surrenders.........   (89,082,909)   (81,635,942)

   Administrative
   expenses.........    (3,515,598)    (3,597,023)
 Capital
   contribution
   (withdrawal).....            --             --
 Transfers
   between
   subaccounts
   (including
   fixed
   account),
   net..............   (30,878,175)   (26,386,494)
                     -------------  -------------
    Increase
     (decrease)
     in net
     assets
     from
     capital
     transactions...  (115,482,263)   (98,731,374)
                     -------------  -------------
Increase
 (decrease) in
 net assets.........   (16,618,792)  (152,557,463)
Net assets at
 beginning of
 year............... 1,014,141,581  1,166,699,044
                     -------------  -------------
Net assets at
 end of year........   997,522,789  1,014,141,581
                     =============  =============
Change in
 units (note
 5):
 Units
   purchased........     3,389,693      5,741,981
 Units redeemed.....   (15,142,246)   (15,987,359)
                     -------------  -------------
 Net increase
   (decrease)
   in units
   from
   capital
   transactions
   with
   contract
   owners...........   (11,752,553)   (10,245,378)
                     =============  =============

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              GE INVESTMENTS FUNDS,
                                 INC. (CONTINUED)
                             -----------------------  -------------------------
                                                          GENWORTH CALAMOS
                               U.S. EQUITY FUND --         GROWTH FUND --
                                  CLASS 1 SHARES           SERVICE SHARES
                             -----------------------  ------------------------
                                    YEAR ENDED        PERIOD FROM
                                   DECEMBER 31,       JANUARY 1 TO  YEAR ENDED
                             -----------------------  JANUARY 27,  DECEMBER 31,
                                 2012        2011         2012         2011
                             -----------  ----------  ------------ ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   (85,034)   (249,313)     (24,938)    (345,559)
 Net realized gain
   (loss) on investments....     429,305      82,890      584,170    1,657,656
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   3,255,737  (1,099,501)     577,528   (5,084,483)
 Capital gain
   distribution.............          --          --           --    2,177,207
                             -----------  ----------  -----------   ----------
    Increase (decrease)
     in net assets from
     operations.............   3,600,008  (1,265,924)   1,136,760   (1,595,179)
                             -----------  ----------  -----------   ----------
From capital
 transactions (note 4):
 Net premiums...............     150,542     155,617        7,661      209,937
 Death benefits.............    (279,464)   (523,814)      (1,601)     (54,403)
 Surrenders.................  (3,145,560) (3,533,985)     (89,556)  (1,720,687)
 Administrative expenses....     (66,708)    (69,191)      (7,732)    (115,790)
 Capital contribution
   (withdrawal).............          --          --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,265,468) (1,455,107) (19,516,438)  (1,045,566)
                             -----------  ----------  -----------   ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,606,658) (5,426,480) (19,607,666)  (2,726,509)
                             -----------  ----------  -----------   ----------
Increase (decrease) in
 net assets.................  (1,006,650) (6,692,404) (18,470,906)  (4,321,688)
Net assets at beginning
 of year....................  26,806,067  33,498,471   18,470,906   22,792,594
                             -----------  ----------  -----------   ----------
Net assets at end of year... $25,799,417  26,806,067           --   18,470,906
                             ===========  ==========  ===========   ==========
Change in units (note 5):
 Units purchased............      66,881      96,331       30,203      649,466
 Units redeemed.............    (451,944)   (582,968)  (1,763,666)    (867,737)
                             -----------  ----------  -----------   ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (385,063)   (486,637)  (1,733,463)    (218,271)
                             ===========  ==========  ===========   ==========

                                       GENWORTH VARIABLE INSURANCE TRUST
                             -------------------------------------------------------------------------------
                                 GENWORTH DAVIS NY       GENWORTH EATON VANCE        GENWORTH ENHANCED
                                  VENTURE FUND --       LARGE CAP VALUE FUND --  INTERNATIONAL INDEX FUND --
                                  SERVICE SHARES            SERVICE SHARES            SERVICE SHARES
                             ------------------------  ------------------------  --------------------------
                             PERIOD FROM               PERIOD FROM               PERIOD FROM
                             JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO   YEAR ENDED
                             JANUARY 27,  DECEMBER 31, JANUARY 27,  DECEMBER 31, JANUARY 27,   DECEMBER 31,
                                 2012         2011         2012         2011         2012          2011
                             ------------ ------------ ------------ ------------ ------------  ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................      (8,358)    (64,166)      (56,070)    (171,961)      (4,559)       93,095
 Net realized gain
   (loss) on investments....   1,070,897       2,418     2,704,214      944,154   (2,845,066)       93,292
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (543,093)   (788,608)   (1,113,497)  (4,121,632)   2,942,287    (1,414,971)
 Capital gain
   distribution.............          --          --            --      675,045           --            --
                             -----------   ---------   -----------   ----------   ----------    ----------
    Increase (decrease)
     in net assets from
     operations.............     519,446    (850,356)    1,534,647   (2,674,394)      92,662    (1,228,584)
                             -----------   ---------   -----------   ----------   ----------    ----------
From capital
 transactions (note 4):
 Net premiums...............       8,456     152,581        14,740      451,807       13,500        72,126
 Death benefits.............          --     (43,654)       (5,529)     (77,904)          --        (7,657)
 Surrenders.................     (10,306)   (455,442)     (181,790)  (3,312,527)      (5,548)     (436,507)
 Administrative expenses....      (2,456)    (56,098)      (18,417)    (243,355)        (888)      (20,837)
 Capital contribution
   (withdrawal).............  (3,031,641)     18,934            --           --   (6,623,311)       83,761
 Transfers between
   subaccounts
   (including fixed
   account), net............  (7,402,594)  2,511,978   (42,464,662)   1,394,023   (1,327,352)     (301,435)
                             -----------   ---------   -----------   ----------   ----------    ----------
    Increase (decrease)
     in net assets from
     capital transactions... (10,438,541)  2,128,299   (42,655,658)  (1,787,956)  (7,943,599)     (610,549)
                             -----------   ---------   -----------   ----------   ----------    ----------
Increase (decrease) in
 net assets.................  (9,919,095)  1,277,943   (41,121,011)  (4,462,350)  (7,850,937)   (1,839,133)
Net assets at beginning
 of year....................   9,919,095   8,641,152    41,121,011   45,583,361    7,850,937     9,690,070
                             -----------   ---------   -----------   ----------   ----------    ----------
Net assets at end of year...          --   9,919,095            --   41,121,011           --     7,850,937
                             ===========   =========   ===========   ==========   ==========    ==========
Change in units (note 5):
 Units purchased............      21,285     629,510        13,696      889,919        3,246       129,663
 Units redeemed.............    (765,385)   (440,843)   (4,749,430)  (1,062,927)    (408,694)     (182,433)
                             -----------   ---------   -----------   ----------   ----------    ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (744,100)    188,667    (4,735,734)    (173,008)    (405,448)      (52,770)
                             ===========   =========   ===========   ==========   ==========    ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                                           GENWORTH VARIABLE INSURANCE TRUST (CONTINUED)
                             --------------------------------------------------------------------------------
                                                            GENWORTH LEGG MASON
                               GENWORTH GOLDMAN SACHS     CLEARBRIDGE AGGRESSIVE         GENWORTH PIMCO
                              ENHANCED CORE BOND INDEX        GROWTH FUND --           STOCKSPLUS FUND --
                               FUND -- SERVICE SHARES         SERVICE SHARES             SERVICE SHARES
                             --------------------------  ------------------------  -------------------------
                              PERIOD FROM                PERIOD FROM               PERIOD FROM
                              JANUARY 1 TO   YEAR ENDED  JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO   YEAR ENDED
                              JANUARY 27,   DECEMBER 31, JANUARY 27,  DECEMBER 31, JANUARY 27,   DECEMBER 31,
                                  2012          2011         2012         2011         2012          2011
                             -------------  ------------ ------------ ------------ ------------  ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $    (184,708)     270,334      (54,200)    (756,220)     (211,935)   1,216,203
 Net realized gain
   (loss) on investments....      (297,093)     130,000    2,169,952    1,101,186      (158,643)   3,230,021
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (1,312,998)   6,393,868      533,830   (2,617,264)    6,788,757  (15,490,312)
 Capital gain
   distribution.............            --           --           --    2,733,689            --   12,346,986
                             -------------  -----------  -----------   ----------  ------------  -----------
    Increase (decrease)
     in net assets from
     operations.............    (1,794,799)   6,794,202    2,649,582      461,391     6,418,179    1,302,898
                             -------------  -----------  -----------   ----------  ------------  -----------
From capital
 transactions (note 4):
 Net premiums...............        48,243    1,423,816       14,725      422,841        59,049    1,590,609
 Death benefits.............       (18,311)    (279,276)      (5,473)     (88,631)        5,245     (328,589)
 Surrenders.................      (702,316) (11,395,384)    (180,599)  (3,368,376)     (714,586) (12,329,861)
 Administrative expenses....       (60,704)    (869,675)     (17,887)    (239,856)      (69,819)    (938,758)
 Capital contribution
   (withdrawal).............            --           --           --           --            --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (135,301,327)  (8,548,332) (41,563,859)  (2,342,144) (160,286,291)  (8,094,316)
                             -------------  -----------  -----------   ----------  ------------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (136,034,415) (19,668,851) (41,753,093)  (5,616,166) (161,006,402) (20,100,915)
                             -------------  -----------  -----------   ----------  ------------  -----------
Increase (decrease) in
 net assets.................  (137,829,214) (12,874,649) (39,103,511)  (5,154,775) (154,588,223) (18,798,017)
Net assets at beginning
 of year....................   137,829,214  150,703,863   39,103,511   44,258,286   154,588,223  173,386,240
                             -------------  -----------  -----------   ----------  ------------  -----------
Net assets at end of year... $          --  137,829,214           --   39,103,511            --  154,588,223
                             =============  ===========  ===========   ==========  ============  ===========
Change in units (note 5):
 Units purchased............       288,863    2,611,345        7,041      850,443        33,207    1,860,664
 Units redeemed.............   (11,588,786)  (4,242,109)  (3,287,764)  (1,286,597)  (12,943,309)  (3,457,302)
                             -------------  -----------  -----------   ----------  ------------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (11,299,923)  (1,630,764)  (3,280,723)    (436,154)  (12,910,102)  (1,596,638)
                             =============  ===========  ===========   ==========  ============  ===========

                                                            GOLDMAN SACHS
                                                         VARIABLE INSURANCE
                                                                TRUST
                             ------------------------- ----------------------

                                GENWORTH PYRAMIS(R)      GOLDMAN SACHS LARGE
                                SMALL/MID CAP CORE        CAP VALUE FUND --
                              FUND -- SERVICE SHARES    INSTITUTIONAL SHARES
                             ------------------------  ----------------------
                             PERIOD FROM
                             JANUARY 1 TO       YEAR ENDED DECEMBER 31,
                             JANUARY 27,  -----------------------------------
                                 2012         2011        2012        2011
                             ------------ -----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................     (54,306)    (568,227)    (14,666)    (35,981)
 Net realized gain
   (loss) on investments....  (2,576,149)   2,309,596     (42,195)   (125,218)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   4,810,418  (13,143,039)  1,414,193    (803,153)
 Capital gain
   distribution.............          --    8,185,773     229,612          --
                             -----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   2,179,963   (3,215,897)  1,586,944    (964,352)
                             -----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      14,770      388,466         168      13,769
 Death benefits.............      (5,191)     (78,905)   (141,587)    (86,293)
 Surrenders.................    (181,507)  (3,341,878) (1,032,835) (1,281,750)
 Administrative expenses....     (18,124)    (238,382)    (16,020)    (17,241)
 Capital contribution
   (withdrawal).............          --           --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............ (41,432,562)     759,913    (716,978)   (450,616)
                             -----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (41,622,614)  (2,510,786) (1,907,252) (1,822,131)
                             -----------  -----------  ----------  ----------
Increase (decrease) in
 net assets................. (39,442,651)  (5,726,683)   (320,308) (2,786,483)
Net assets at beginning
 of year....................  39,442,651   45,169,334   9,728,378  12,514,861
                             -----------  -----------  ----------  ----------
Net assets at end of year...          --   39,442,651   9,408,070   9,728,378
                             ===========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............      12,163    1,269,926      29,872      69,797
 Units redeemed.............  (4,189,661)  (1,442,737)   (209,972)   (248,395)
                             -----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (4,177,498)    (172,811)   (180,100)   (178,598)
                             ===========  ===========  ==========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                              (CONTINUED)
                             --------------------------------------------  ---------------------

                                                       GOLDMAN SACHS MONEY  JPMORGAN INSURANCE
                               GOLDMAN SACHS MID CAP     MARKET FUND --       TRUST CORE BOND
                                    VALUE FUND           SERVICE SHARES    PORTFOLIO -- CLASS 1
                             ------------------------  ------------------- --------------------
                                    YEAR ENDED             PERIOD FROM
                                   DECEMBER 31,            AUGUST 3 TO
                             ------------------------     DECEMBER 31,     ---------------------
                                 2012         2011            2012            2012       2011
                             -----------  -----------  ------------------- ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (204,627)    (496,667)      (1,312,265)      146,574    210,331
 Net realized gain
   (loss) on investments....     931,085      529,647               --        76,987     57,387
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   7,785,914   (4,909,242)              --       (50,258)    37,064
 Capital gain
   distribution.............          --           --               --            --         --
                             -----------  -----------      -----------     ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   8,512,372   (4,876,262)      (1,312,265)      173,303    304,782
                             -----------  -----------      -----------     ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............     122,708       97,854          576,467            --         --
 Death benefits.............    (751,484)    (431,475)     (38,187,419)           --         --
 Surrenders.................  (7,225,620)  (8,907,763)     (30,263,042)     (805,810)  (472,070)
 Administrative expenses....     (91,603)     (99,807)        (214,899)       (7,453)    (7,944)
 Capital contribution
   (withdrawal).............          --           --               --            --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (422,926)  (1,268,639)     271,010,143       (87,108)  (210,464)
                             -----------  -----------      -----------     ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (8,368,925) (10,609,830)     202,921,250      (900,371)  (690,478)
                             -----------  -----------      -----------     ---------  ---------
Increase (decrease) in
 net assets.................     143,447  (15,486,092)     201,608,985      (727,068)  (385,696)
Net assets at beginning
 of year....................  53,592,062   69,078,154               --     5,280,101  5,665,797
                             -----------  -----------      -----------     ---------  ---------
Net assets at end of year... $53,735,509   53,592,062      201,608,985     4,553,033  5,280,101
                             ===========  ===========      ===========     =========  =========
Change in units (note 5):
 Units purchased............     187,976      433,125       32,291,069        46,317     57,109
 Units redeemed.............    (554,868)    (910,206)     (12,001,042)     (112,854)  (110,104)
                             -----------  -----------      -----------     ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (366,892)    (477,081)      20,290,027       (66,537)   (52,995)
                             ===========  ===========      ===========     =========  =========

                                    JPMORGAN INSURANCE TRUST
                             ---------------------------------------------------------------
                                                       JPMORGAN              JPMORGAN
                              JPMORGAN INSURANCE    INSURANCE TRUST      INSURANCE TRUST
                              TRUST EQUITY INDEX   INTERNATIONAL EQUITY  INTREPID GROWTH
                             PORTFOLIO -- CLASS 1  PORTFOLIO -- CLASS 1 PORTFOLIO -- CLASS 1
                             --------------------  -------------------  -------------------

                                    YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------
                                2012       2011      2012       2011      2012       2011
                             ---------  ---------   -------   -------   --------   -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (1,029)    (4,737)     235        108     (8,410)   (5,486)
 Net realized gain
   (loss) on investments....   142,621     45,122    2,007     13,338     35,525    17,670
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    94,245    (36,911)  12,699    (23,276)    63,849   (12,011)
 Capital gain
   distribution.............        --         --       --         --         --        --
                             ---------  ---------   -------   -------   --------   -------
    Increase (decrease)
     in net assets from
     operations.............   235,837      3,474   14,941     (9,830)    90,964       173
                             ---------  ---------   -------   -------   --------   -------
From capital
 transactions (note 4):
 Net premiums...............        --         --       --         --         --        --
 Death benefits.............        --         --       --         --         --        --
 Surrenders.................  (257,854)  (137,301)  (6,576)    (7,080)  (147,145)  (32,352)
 Administrative expenses....    (2,143)    (2,504)    (480)      (421)      (692)     (518)
 Capital contribution
   (withdrawal).............        --         --       --         --         --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (550,461)    14,812   (6,797)    (9,917)   151,200    50,228
                             ---------  ---------   -------   -------   --------   -------
    Increase (decrease)
     in net assets from
     capital transactions...  (810,458)  (124,993) (13,853)   (17,418)     3,363    17,358
                             ---------  ---------   -------   -------   --------   -------
Increase (decrease) in
 net assets.................  (574,621)  (121,519)   1,088    (27,248)    94,327    17,531
Net assets at beginning
 of year.................... 2,155,941  2,277,460   81,992    109,240    578,348   560,817
                             ---------  ---------   -------   -------   --------   -------
Net assets at end of year... 1,581,320  2,155,941   83,080     81,992    672,675   578,348
                             =========  =========   =======   =======   ========   =======
Change in units (note 5):
 Units purchased............    17,099     29,132      680      7,735     22,368    14,892
 Units redeemed.............   (96,773)   (41,318)  (1,628)    (8,758)   (21,089)  (13,213)
                             ---------  ---------   -------   -------   --------   -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (79,674)   (12,186)    (948)    (1,023)     1,279     1,679
                             =========  =========   =======   =======   ========   =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                         JPMORGAN INSURANCE TRUST (CONTINUED)
                             -----------------------------------------------------------------------------------
                                  JPMORGAN            JPMORGAN             JPMORGAN            JPMORGAN
                               INSURANCE TRUST     INSURANCE TRUST      INSURANCE TRUST     INSURANCE TRUST
                              INTREPID MID CAP     MID CAP GROWTH        MID CAP VALUE      SMALL CAP CORE
                             PORTFOLIO -- CLASS 1 PORTFOLIO -- CLASS 1 PORTFOLIO -- CLASS 1 PORTFOLIO -- CLASS 1
                             ------------------   -------------------  -------------------  -------------------
                                                                YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------
                                2012       2011     2012       2011      2012       2011     2012       2011
                             ---------   -------   -------   -------    -------   -------    ------     ------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (5,941)   (6,161) (10,118)   (10,315)     (735)      (338)    (527)      (389)
 Net realized gain
   (loss) on investments....    24,881    17,253   35,162     29,357    15,008     27,792    1,356        943
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    53,908   (23,075)  40,996    (54,281)    5,065    (24,264)   3,659     (2,423)
 Capital gain
   distribution.............        --        --    6,322         --        --         --       --         --
                             ---------   -------   -------   -------    -------   -------    ------     ------
    Increase (decrease)
     in net assets from
     operations.............    72,848   (11,983)  72,362    (35,239)   19,338      3,190    4,488     (1,869)
                             ---------   -------   -------   -------    -------   -------    ------     ------
From capital
 transactions (note 4):
 Net premiums...............        --        --       --         --        --         --       --         --
 Death benefits.............        --        --       --         --        --         --       --         --
 Surrenders.................   (88,749)  (34,868) (73,590)   (32,272)  (40,533)   (27,801)  (2,632)    (2,855)
 Administrative expenses....      (528)     (509)    (512)      (487)     (378)      (364)     (24)       (47)
 Capital contribution
   (withdrawal).............        --        --       --         --        --         --       --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (22,063)   17,673  (16,674)    35,542     7,703    (13,128)  20,086          1
                             ---------   -------   -------   -------    -------   -------    ------     ------
    Increase (decrease)
     in net assets from
     capital transactions...  (111,340)  (17,704) (90,776)     2,783   (33,208)   (41,293)  17,430     (2,901)
                             ---------   -------   -------   -------    -------   -------    ------     ------
Increase (decrease) in
 net assets.................   (38,492)  (29,687) (18,414)   (32,456)  (13,870)   (38,103)  21,918     (4,770)
Net assets at beginning
 of year....................   545,467   575,154  516,454    548,910   117,780    155,883   25,400     30,170
                             ---------   -------   -------   -------    -------   -------    ------     ------
Net assets at end of year... $ 506,975   545,467  498,040    516,454   103,910    117,780   47,318     25,400
                             =========   =======   =======   =======    =======   =======    ======     ======
Change in units (note 5):
 Units purchased............     5,046    12,100    7,207     13,146       818      3,857    1,492         --
 Units redeemed.............   (15,726)  (13,188) (15,052)   (12,041)   (2,721)    (6,328)    (524)      (192)
                             ---------   -------   -------   -------    -------   -------    ------     ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (10,680)   (1,088)  (7,845)     1,105    (1,903)    (2,471)     968       (192)
                             =========   =======   =======   =======    =======   =======    ======     ======

                             --------------------
                                   JPMORGAN
                                INSURANCE TRUST
                                  U.S. EQUITY
                             PORTFOLIO -- CLASS 1
                             --------------------

                             --------------------
                                2012       2011
                             ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (7,338)   (17,135)
 Net realized gain
   (loss) on investments....   139,255     38,363
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   137,623    (98,045)
 Capital gain
   distribution.............        --         --
                             ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   269,540    (76,817)
                             ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............        --         --
 Death benefits.............        --         --
 Surrenders.................  (274,088)  (128,856)
 Administrative expenses....    (1,626)    (1,947)
 Capital contribution
   (withdrawal).............        --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (653,176)   166,804
                             ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (928,890)    36,001
                             ---------  ---------
Increase (decrease) in
 net assets.................  (659,350)   (40,816)
Net assets at beginning
 of year.................... 2,160,636  2,201,452
                             ---------  ---------
Net assets at end of year... 1,501,286  2,160,636
                             =========  =========
Change in units (note 5):
 Units purchased............    12,316     38,324
 Units redeemed.............   (92,504)   (34,661)
                             ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (80,188)     3,663
                             =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                  JANUS ASPEN SERIES
                             -----------------------------------------------------------------------------

                               BALANCED PORTFOLIO --      BALANCED PORTFOLIO --   ENTERPRISE PORTFOLIO --
                                INSTITUTIONAL SHARES         SERVICE SHARES         INSTITUTIONAL SHARES
                             -------------------------  ------------------------  -----------------------
                                                                                YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------
                                 2012          2011         2012         2011        2012         2011
                             ------------  -----------  -----------  -----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  1,338,706    1,055,975      917,655      496,032    (725,781)    (804,799)
 Net realized gain
   (loss) on investments....    1,951,943    2,724,176    2,100,104    3,298,405   2,528,678    2,726,970
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    1,019,638   (8,988,103)   2,318,133  (11,802,930)  5,517,523   (3,294,601)
 Capital gain
   distribution.............    7,284,021    5,704,206    9,219,108    7,494,089          --           --
                             ------------  -----------  -----------  -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   11,594,308      496,254   14,555,000     (514,404)  7,320,420   (1,372,430)
                             ------------  -----------  -----------  -----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............       77,766      378,142      798,599    1,691,116     101,192       88,503
 Death benefits.............   (2,276,886)  (2,211,263)    (770,659)    (784,163)   (653,033)    (545,265)
 Surrenders.................  (13,710,346) (15,054,896) (16,891,883) (21,025,961) (5,558,412)  (6,627,388)
 Administrative expenses....     (164,447)    (176,806)    (459,419)    (476,423)    (88,076)     (92,966)
 Capital contribution
   (withdrawal).............           --           --           --           --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............     (231,036)    (448,366)  (1,586,379)  (4,895,567) (1,146,663)  (3,077,722)
                             ------------  -----------  -----------  -----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (16,304,949) (17,513,189) (18,909,741) (25,490,998) (7,344,992) (10,254,838)
                             ------------  -----------  -----------  -----------  ----------  -----------
Increase (decrease) in
 net assets.................   (4,710,641) (17,016,935)  (4,354,741) (26,005,402)    (24,572) (11,627,268)
Net assets at beginning
 of year....................  101,966,693  118,983,628  133,861,017  159,866,419  49,327,588   60,954,856
                             ------------  -----------  -----------  -----------  ----------  -----------
Net assets at end of year... $ 97,256,052  101,966,693  129,506,276  133,861,017  49,303,016   49,327,588
                             ============  ===========  ===========  ===========  ==========  ===========
Change in units (note 5):
 Units purchased............      137,048      200,500      777,553    1,085,921      87,533       59,835
 Units redeemed.............     (781,475)    (945,052)  (2,110,127)  (2,979,050)   (370,912)    (566,478)
                             ------------  -----------  -----------  -----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (644,427)    (744,552)  (1,332,574)  (1,893,129)   (283,379)    (506,643)
                             ============  ===========  ===========  ===========  ==========  ===========

                             -----------------------------------------------
                                                            FLEXIBLE
                             ENTERPRISE PORTFOLIO --    BOND PORTFOLIO --
                                 SERVICE SHARES       INSTITUTIONAL SHARES
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2012        2011        2012        2011
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (76,854)    (96,643)    441,968     535,571
 Net realized gain
   (loss) on investments....    399,734     705,415      90,160     150,279
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    382,029    (787,024)    505,410    (816,382)
 Capital gain
   distribution.............         --          --     417,776   1,325,047
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    704,909    (178,252)  1,455,314   1,194,515
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     21,759     156,494      30,730      10,304
 Death benefits.............   (172,823)   (208,068)   (334,657)   (303,019)
 Surrenders................. (1,143,895) (1,413,845) (2,651,129) (3,116,582)
 Administrative expenses....     (6,874)     (8,187)    (32,875)    (33,116)
 Capital contribution
   (withdrawal).............         --          --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (72,338)    (56,051)  1,037,380    (312,032)
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (1,374,171) (1,529,657) (1,950,551) (3,754,445)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (669,262) (1,707,909)   (495,237) (2,559,930)
Net assets at beginning
 of year....................  5,081,582   6,789,491  22,216,892  24,776,822
                             ----------  ----------  ----------  ----------
Net assets at end of year...  4,412,320   5,081,582  21,721,655  22,216,892
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     29,559     245,736     101,930     122,829
 Units redeemed.............   (210,663)   (448,849)   (187,934)   (298,299)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (181,104)   (203,113)    (86,004)   (175,470)
                             ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                           JANUS ASPEN SERIES (CONTINUED)
                             ---------------------------------------------------------------------------------------------------
                                                                                   GLOBAL TECHNOLOGY
                                FORTY PORTFOLIO --        FORTY PORTFOLIO --         PORTFOLIO --          JANUS PORTFOLIO --
                               INSTITUTIONAL SHARES         SERVICE SHARES          SERVICE SHARES        INSTITUTIONAL SHARES
                             ------------------------  -----------------------  ----------------------  -----------------------
                                                                              YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
                                 2012         2011        2012         2011        2012        2011        2012         2011
                             -----------  -----------  ----------  -----------  ----------  ----------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (338,664)    (512,589)   (610,551)    (701,319)    (91,512)   (109,901)   (455,007)    (480,611)
 Net realized gain
   (loss) on investments....   2,522,847    2,176,136   2,878,116    1,550,345     361,105     720,245   1,414,634    1,405,826
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   6,363,791   (5,227,894)  7,853,209   (4,774,532)    732,836  (1,335,648)  6,236,024   (4,511,335)
 Capital gain
   distribution.............          --           --          --           --          --          --     875,627           --
                             -----------  -----------  ----------  -----------  ----------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   8,547,974   (3,564,347) 10,120,774   (3,925,506)  1,002,429    (725,304)  8,071,278   (3,586,120)
                             -----------  -----------  ----------  -----------  ----------  ----------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      95,138      115,417     322,519      545,119      53,786       7,785     111,609      262,335
 Death benefits.............  (1,190,902)  (1,183,951)   (324,170)    (369,180)   (246,715)   (124,572)   (778,536)  (1,227,408)
 Surrenders.................  (5,044,863)  (5,716,374) (5,600,718)  (5,283,383)   (784,835)   (958,244) (5,323,534)  (7,335,592)
 Administrative expenses....     (76,306)     (81,185)   (260,780)    (228,191)    (12,651)    (14,920)    (91,861)     (98,545)
 Capital contribution
   (withdrawal).............          --           --          --           --          --          --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (770,197)  (2,754,618)  4,382,219   (1,199,849)   (274,523)   (279,534) (1,612,623)  (2,028,660)
                             -----------  -----------  ----------  -----------  ----------  ----------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (6,987,130)  (9,620,711) (1,480,930)  (6,535,484) (1,264,938) (1,369,485) (7,694,945) (10,427,870)
                             -----------  -----------  ----------  -----------  ----------  ----------  ----------  -----------
Increase (decrease) in
 net assets.................   1,560,844  (13,185,058)  8,639,844  (10,460,990)   (262,509) (2,094,789)    376,333  (14,013,990)
Net assets at beginning
 of year....................  39,819,375   53,004,433  44,050,341   54,511,331   6,061,136   8,155,925  49,567,914   63,581,904
                             -----------  -----------  ----------  -----------  ----------  ----------  ----------  -----------
Net assets at end of year... $41,380,219   39,819,375  52,690,185   44,050,341   5,798,627   6,061,136  49,944,247   49,567,914
                             ===========  ===========  ==========  ===========  ==========  ==========  ==========  ===========
Change in units (note 5):
 Units purchased............     110,032       54,845   1,625,216      823,827      83,377     459,995      50,297       72,646
 Units redeemed.............    (443,450)    (543,983) (1,668,496)  (1,357,995)   (327,329)   (741,624)   (526,482)    (798,056)
                             -----------  -----------  ----------  -----------  ----------  ----------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (333,418)    (489,138)    (43,280)    (534,168)   (243,952)   (281,629)   (476,185)    (725,410)
                             ===========  ===========  ==========  ===========  ==========  ==========  ==========  ===========

                             ----------------------

                               JANUS PORTFOLIO --
                                 SERVICE SHARES
                             ---------------------

                             ----------------------
                                2012       2011
                             ---------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (46,853)    (53,134)
 Net realized gain
   (loss) on investments....   204,798     203,440
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   420,847    (458,334)
 Capital gain
   distribution.............    70,561          --
                             ---------  ----------
    Increase (decrease)
     in net assets from
     operations.............   649,353    (308,028)
                             ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............    22,250      56,555
 Death benefits.............  (117,501)      3,961
 Surrenders.................  (738,733)   (991,737)
 Administrative expenses....    (7,012)     (7,103)
 Capital contribution
   (withdrawal).............        --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (83,807)     (4,954)
                             ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (924,803)   (943,278)
                             ---------  ----------
Increase (decrease) in
 net assets.................  (275,450) (1,251,306)
Net assets at beginning
 of year.................... 4,114,769   5,366,075
                             ---------  ----------
Net assets at end of year... 3,839,319   4,114,769
                             =========  ==========
Change in units (note 5):
 Units purchased............     6,215      22,465
 Units redeemed.............  (130,063)   (160,344)
                             ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (123,848)   (137,879)
                             =========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                               JANUS ASPEN SERIES (CONTINUED)
                             -------------------------------------------------------------------------------------------------



                               OVERSEAS PORTFOLIO --    OVERSEAS PORTFOLIO --   WORLDWIDE PORTFOLIO --  WORLDWIDE PORTFOLIO --
                               INSTITUTIONAL SHARES        SERVICE SHARES        INSTITUTIONAL SHARES       SERVICE SHARES
                             ------------------------  ----------------------  -----------------------  ----------------------
                                                                              YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------------------------
                                 2012         2011        2012        2011        2012         2011        2012        2011
                             -----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (408,683)    (771,935)    (66,371)   (137,494)   (289,651)    (522,219)    (40,106)    (64,988)
 Net realized gain
   (loss) on investments....  (1,159,223)   3,331,925     449,850   1,733,836    (528,194)    (182,014)      7,372      78,097
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   1,862,123  (32,440,193)   (353,367) (6,053,011)  9,555,650   (8,581,122)    817,463    (934,911)
 Capital gain
   distribution.............   5,557,944      760,924     732,292     118,501          --           --          --          --
                             -----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   5,852,161  (29,119,279)    762,404  (4,338,168)  8,737,805   (9,285,355)    784,729    (921,802)
                             -----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      33,157      253,581          --          --      72,847      103,111      26,163       7,882
 Death benefits.............    (729,306)  (1,105,390)   (174,004)   (181,526) (1,010,564)    (821,341)   (177,794)    (72,501)
 Surrenders.................  (5,613,791)  (9,250,554) (1,201,597) (2,360,253) (5,817,564)  (7,413,905)   (770,895)   (869,363)
 Administrative expenses....     (80,873)    (104,493)    (15,726)    (28,510)    (81,582)     (95,623)     (7,111)     (8,613)
 Capital contribution
   (withdrawal).............          --           --          --          --          --           --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (2,846,141)  (6,010,104)   (698,726) (1,465,494) (1,225,862)  (1,933,077)   (234,685)     20,139
                             -----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (9,236,954) (16,216,960) (2,090,053) (4,035,783) (8,062,725) (10,160,835) (1,164,322)   (922,456)
                             -----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................  (3,384,793) (45,336,239) (1,327,649) (8,373,951)    675,080  (19,446,190)   (379,593) (1,844,258)
Net assets at beginning
 of year....................  53,699,203   99,035,442   7,619,356  15,993,307  51,192,330   70,638,520   4,955,506   6,799,764
                             -----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------
Net assets at end of year... $50,314,410   53,699,203   6,291,707   7,619,356  51,867,410   51,192,330   4,575,913   4,955,506
                             ===========  ===========  ==========  ==========  ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............     118,300      154,544       2,344       1,915      91,003       54,114      38,469      89,531
 Units redeemed.............    (456,847)    (640,845)   (145,409)   (231,193)   (511,244)    (615,625)   (232,644)   (234,438)
                             -----------  -----------  ----------  ----------  ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (338,547)    (486,301)   (143,065)   (229,278)   (420,241)    (561,511)   (194,175)   (144,907)
                             ===========  ===========  ==========  ==========  ==========  ===========  ==========  ==========

                              LEGG MASON PARTNERS
                             VARIABLE EQUITY TRUST
                             ---------------------
                                   LEGG MASON
                              CLEARBRIDGE VARIABLE
                               AGGRESSIVE GROWTH
                                  PORTFOLIO --
                                    CLASS II
                             ---------------------

                             ----------------------
                                2012        2011
                             ----------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (79,282)   (93,633)
 Net realized gain
   (loss) on investments....    402,998    276,400
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    350,379   (377,650)
 Capital gain
   distribution.............    183,461         --
                             ----------  ---------
    Increase (decrease)
     in net assets from
     operations.............    857,556   (194,883)
                             ----------  ---------
From capital
 transactions (note 4):
 Net premiums...............      3,285     10,947
 Death benefits.............     11,252    (14,749)
 Surrenders.................   (770,640)  (857,175)
 Administrative expenses....    (16,372)   (15,940)
 Capital contribution
   (withdrawal).............         --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (667,991)   604,301
                             ----------  ---------
    Increase (decrease)
     in net assets from
     capital transactions... (1,440,466)  (272,616)
                             ----------  ---------
Increase (decrease) in
 net assets.................   (582,910)  (467,499)
Net assets at beginning
 of year....................  5,388,306  5,855,805
                             ----------  ---------
Net assets at end of year...  4,805,396  5,388,306
                             ==========  =========
Change in units (note 5):
 Units purchased............     40,291    182,045
 Units redeemed.............   (131,801)  (226,442)
                             ----------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (91,510)   (44,397)
                             ==========  =========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                 LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CONTINUED)
                             --------------------------------------------------------------------------------------------
                                   LEGG MASON             LEGG MASON             LEGG MASON              LEGG MASON
                              CLEARBRIDGE VARIABLE   CLEARBRIDGE VARIABLE   CLEARBRIDGE VARIABLE    CLEARBRIDGE VARIABLE
                                 EQUITY INCOME          EQUITY INCOME        FUNDAMENTAL ALL CAP       LARGE CAP VALUE
                              BUILDER PORTFOLIO --   BUILDER PORTFOLIO --    VALUE PORTFOLIO --         PORTFOLIO --
                                    CLASS I                CLASS II                CLASS I                 CLASS I
                             ---------------------  ---------------------  ----------------------  ----------------------
                                                                            YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------
                                2012        2011       2012       2011        2012        2011        2012        2011
                             ----------  ---------  ---------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   87,843     91,689     51,793      69,927       1,222     (28,575)     79,004      76,979
 Net realized gain
   (loss) on investments....    (39,060)  (157,290)   (74,539)   (303,883)    (67,341)   (128,573)    295,310     134,892
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    603,679    372,324    819,220     652,047     870,061    (415,543)  1,024,951     173,676
 Capital gain
   distribution.............         --         --         --          --          --          --       9,895          --
                             ----------  ---------  ---------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    652,462    306,723    796,474     418,091     803,942    (572,691)  1,409,160     385,547
                             ----------  ---------  ---------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     13,600     61,341     30,000      40,400     202,923      36,357       2,610      13,540
 Death benefits.............     19,461     (5,493)     3,037     (13,325)     (4,827)    (90,684)     81,980     (99,577)
 Surrenders.................   (985,046)  (613,706)  (932,711)   (874,240)   (608,474)   (831,959) (1,150,109)   (977,133)
 Administrative expenses....    (11,028)    (8,579)    (9,364)     (8,395)    (24,381)    (25,966)    (16,974)    (17,600)
 Capital contribution
   (withdrawal).............         --         --         --          --          --          --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............  1,238,488    684,816    161,781    (414,167)   (696,354)   (701,401)   (132,398)   (172,916)
                             ----------  ---------  ---------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    275,475    118,379   (747,257) (1,269,727) (1,131,113) (1,613,653) (1,214,891) (1,253,686)
                             ----------  ---------  ---------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................    927,937    425,102     49,217    (851,636)   (327,171) (2,186,344)    194,269    (868,139)
Net assets at beginning
 of year....................  5,086,218  4,661,116  7,131,310   7,982,946   6,578,458   8,764,802  10,002,896  10,871,035
                             ----------  ---------  ---------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year... $6,014,155  5,086,218  7,180,527   7,131,310   6,251,287   6,578,458  10,197,165  10,002,896
                             ==========  =========  =========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............    185,832    111,036    118,281     114,649      48,604      56,441      57,200      67,200
 Units redeemed.............   (157,830)   (96,962)  (199,594)   (260,977)   (180,933)   (246,305)   (134,229)   (150,506)
                             ----------  ---------  ---------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     28,002     14,074    (81,313)   (146,328)   (132,329)   (189,864)    (77,029)    (83,306)
                             ==========  =========  =========  ==========  ==========  ==========  ==========  ==========

                               LEGG MASON PARTNERS
                              VARIABLE INCOME TRUST
                             ----------------------

                                  WESTERN ASSET
                               VARIABLE STRATEGIC
                                BOND PORTFOLIO --
                                     CLASS I
                             ----------------------

                             -----------------------
                                2012        2011
                             ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    185,430     295,524
 Net realized gain
   (loss) on investments....    141,257      54,769
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    560,550     382,928
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    887,237     733,221
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............        150         475
 Death benefits.............   (183,520)   (166,667)
 Surrenders................. (1,175,877) (1,869,410)
 Administrative expenses....    (22,847)    (21,841)
 Capital contribution
   (withdrawal).............         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............    775,856   1,046,927
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (606,238) (1,010,516)
                             ----------  ----------
Increase (decrease) in
 net assets.................    280,999    (277,295)
Net assets at beginning
 of year.................... 14,295,126  14,572,421
                             ----------  ----------
Net assets at end of year... 14,576,125  14,295,126
                             ==========  ==========
Change in units (note 5):
 Units purchased............    115,816     153,085
 Units redeemed.............   (149,545)   (220,453)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (33,729)    (67,368)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                      MFS(R) VARIABLE INSURANCE TRUST
                             ---------------------------------------------------------------------------------------------
                                 MFS(R) INVESTORS        MFS(R) INVESTORS      MFS(R) NEW DISCOVERY   MFS(R) STRATEGIC
                              GROWTH STOCK SERIES --      TRUST SERIES --            SERIES --        INCOME SERIES --
                               SERVICE CLASS SHARES    SERVICE CLASS SHARES    SERVICE CLASS SHARES   SERVICE CLASS SHARES
                             -----------------------  ----------------------  ----------------------  -------------------
                                                                          YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------
                                 2012        2011        2012        2011        2012        2011        2012      2011
                             -----------  ----------  ----------  ----------  ----------  ----------   -------   ------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (123,862)   (137,062)    (65,310)    (74,470)   (334,452)   (454,013)   3,311     3,080
 Net realized gain
   (loss) on investments....     521,529     481,041     375,025     377,639     338,857   2,060,421    1,314       288
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     462,124    (441,308)    896,813    (608,440)  1,905,874  (8,519,721)   2,208    (1,039)
 Capital gain
   distribution.............     442,360          --          --          --   2,017,835   3,452,411       --        --
                             -----------  ----------  ----------  ----------  ----------  ----------   -------    ------
    Increase (decrease)
     in net assets from
     operations.............   1,302,151     (97,329)  1,206,528    (305,271)  3,928,114  (3,460,902)   6,833     2,329
                             -----------  ----------  ----------  ----------  ----------  ----------   -------    ------
From capital
 transactions (note 4):
 Net premiums...............      20,030      35,731      20,626     138,873     190,925     227,110       --        --
 Death benefits.............    (134,232)    (31,981)   (103,774)   (131,736)   (221,719)   (114,720)      --        --
 Surrenders.................  (1,432,988) (1,442,184) (1,251,059) (1,781,891) (3,426,093) (4,620,936) (12,020)     (761)
 Administrative expenses....     (18,824)    (21,863)    (16,683)    (18,352)    (50,241)    (67,186)    (245)     (240)
 Capital contribution
   (withdrawal).............          --          --          --          --          --          --       --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (532,843)   (426,330)   (420,971)   (327,952) (2,185,245)   (236,692)     206      (478)
                             -----------  ----------  ----------  ----------  ----------  ----------   -------    ------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,098,857) (1,886,627) (1,771,861) (2,121,058) (5,692,373) (4,812,424) (12,059)   (1,479)
                             -----------  ----------  ----------  ----------  ----------  ----------   -------    ------
Increase (decrease) in
 net assets.................    (796,706) (1,983,956)   (565,333) (2,426,329) (1,764,259) (8,273,326)  (5,226)      850
Net assets at beginning
 of year....................   9,467,816  11,451,772   7,829,993  10,256,322  22,863,848  31,137,174   77,864    77,014
                             -----------  ----------  ----------  ----------  ----------  ----------   -------    ------
Net assets at end of year... $ 8,671,110   9,467,816   7,264,660   7,829,993  21,099,589  22,863,848   72,638    77,864
                             ===========  ==========  ==========  ==========  ==========  ==========   =======    ======
Change in units (note 5):
 Units purchased............      32,248      91,731      16,047      51,837     508,445     658,123      137       717
 Units redeemed.............    (253,154)   (310,816)   (179,297)   (255,887)   (893,704) (1,029,940)    (945)     (823)
                             -----------  ----------  ----------  ----------  ----------  ----------   -------    ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (220,906)   (219,085)   (163,250)   (204,050)   (385,259)   (371,817)    (808)     (106)
                             ===========  ==========  ==========  ==========  ==========  ==========   =======    ======

                             ------------------------
                                   MFS(R) TOTAL
                                 RETURN SERIES --
                               SERVICE CLASS SHARES
                             -----------------------

                             ------------------------
                                2012         2011
                             ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    375,723      265,618
 Net realized gain
   (loss) on investments....    570,996     (111,352)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  4,395,225     (306,671)
 Capital gain
   distribution.............         --           --
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  5,341,944     (152,405)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    426,333      258,406
 Death benefits.............    (49,991)    (361,985)
 Surrenders................. (8,894,766)  (8,578,166)
 Administrative expenses....   (194,991)    (192,100)
 Capital contribution
   (withdrawal).............         --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............    715,212   (3,138,666)
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (7,998,203) (12,012,511)
                             ----------  -----------
Increase (decrease) in
 net assets................. (2,656,259) (12,164,916)
Net assets at beginning
 of year.................... 63,218,602   75,383,518
                             ----------  -----------
Net assets at end of year... 60,562,343   63,218,602
                             ==========  ===========
Change in units (note 5):
 Units purchased............    534,764      642,120
 Units redeemed............. (1,225,735)  (1,777,741)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (690,971)  (1,135,621)
                             ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 MFS(R) VARIABLE
                                 INSURANCE TRUST
                                   (CONTINUED)                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                             -----------------------  -----------------------------------------------------------------------
                                 MFS(R) UTILITIES      OPPENHEIMER BALANCED    OPPENHEIMER BALANCED     OPPENHEIMER CAPITAL
                                    SERIES --               FUND/VA --          FUND/VA -- SERVICE    APPRECIATION FUND/VA --
                               SERVICE CLASS SHARES     NON-SERVICE SHARES            SHARES            NON-SERVICE SHARES
                             -----------------------  ----------------------  ----------------------  ----------------------
                                                                             YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------------------------
                                 2012        2011        2012        2011        2012        2011        2012        2011
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $ 1,343,565     440,962      (9,497)    168,240    (246,947)     65,135    (269,825)   (400,598)
 Net realized gain
   (loss) on investments....     816,795     945,299    (467,465)   (766,899)   (852,612) (1,391,477)  1,194,760   1,071,619
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     881,721     264,981   2,076,179     512,047   4,234,091     807,429   3,358,954  (1,538,709)
 Capital gain
   distribution.............          --          --          --          --          --          --          --          --
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   3,042,081   1,651,242   1,599,217     (86,612)  3,134,532    (518,913)  4,283,889    (867,688)
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     208,812     267,302       2,224      56,690     286,382     169,348      51,105      35,045
 Death benefits.............    (253,189)   (536,738)   (118,032)   (222,907)       (958)    (95,449)   (388,811)   (270,001)
 Surrenders.................  (4,084,971) (4,671,931) (1,968,035) (2,129,154) (4,790,234) (4,608,710) (3,693,408) (4,520,382)
 Administrative expenses....     (77,360)    (83,363)    (23,488)    (25,719)    (89,873)    (90,411)    (52,422)    (55,870)
 Capital contribution
   (withdrawal).............          --          --          --          --          --          --          --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (2,748,768)    161,171    (368,881)   (146,395) (1,122,177)   (874,278)   (847,499) (1,450,988)
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (6,955,476) (4,863,559) (2,476,212) (2,467,485) (5,716,860) (5,499,500) (4,931,035) (6,262,196)
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................  (3,913,395) (3,212,317)   (876,995) (2,554,097) (2,582,328) (6,018,413)   (647,146) (7,129,884)
Net assets at beginning
 of year....................  30,051,477  33,263,794  15,912,425  18,466,522  33,312,155  39,330,568  35,089,187  42,219,071
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year... $26,138,082  30,051,477  15,035,430  15,912,425  30,729,827  33,312,155  34,442,041  35,089,187
                             ===========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     124,193     331,714      43,579      36,750     410,734     467,943     110,419     209,267
 Units redeemed.............    (488,894)   (585,464)   (171,471)   (147,335) (1,040,247) (1,123,830)   (300,987)   (426,393)
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (364,701)   (253,750)   (127,892)   (110,585)   (629,513)   (655,887)   (190,568)   (217,126)
                             ===========  ==========  ==========  ==========  ==========  ==========  ==========  ==========



                             -----------------------
                               OPPENHEIMER CAPITAL
                              APPRECIATION FUND/VA
                                -- SERVICE SHARES
                             ----------------------

                             -----------------------
                                2012        2011
                             ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    (81,894)   (113,360)
 Net realized gain
   (loss) on investments....    362,815     237,035
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    530,590    (310,883)
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    811,511    (187,208)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     10,203      20,471
 Death benefits.............     (8,766)    (29,623)
 Surrenders................. (1,233,231) (1,295,318)
 Administrative expenses....    (30,032)    (30,968)
 Capital contribution
   (withdrawal).............         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (471,641)   (369,767)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (1,733,467) (1,705,205)
                             ----------  ----------
Increase (decrease) in
 net assets.................   (921,956) (1,892,413)
Net assets at beginning
 of year....................  7,045,928   8,938,341
                             ----------  ----------
Net assets at end of year...  6,123,972   7,045,928
                             ==========  ==========
Change in units (note 5):
 Units purchased............     35,569      56,900
 Units redeemed.............   (175,975)   (187,579)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (140,406)   (130,679)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                             --------------------------------------------------
                                 OPPENHEIMER CORE
                                 BOND FUND/VA --         OPPENHEIMER GLOBAL
                                   NON-SERVICE          SECURITIES FUND/VA --
                                      SHARES               SERVICE SHARES
                             -----------------------  ------------------------

                                          YEAR ENDED DECEMBER 31,
                             -------------------------------------------------
                                 2012        2011         2012         2011
                             -----------  ----------  -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   605,620     854,720      288,685     (572,174)
 Net realized gain
   (loss) on investments....    (205,052)   (694,275)   3,591,153    4,424,750
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   1,082,097   1,059,023   11,962,152  (13,616,153)
 Capital gain
   distribution.............          --          --           --           --
                             -----------  ----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   1,482,665   1,219,468   15,841,990   (9,763,577)
                             -----------  ----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............       3,760       4,335      429,409      756,483
 Death benefits.............    (527,979)   (530,288)    (373,618)    (643,914)
 Surrenders.................  (3,304,146) (2,318,013)  (9,296,739) (12,704,526)
 Administrative expenses....     (32,001)    (32,746)    (397,825)    (441,359)
 Capital contribution
   (withdrawal).............          --          --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............   1,853,303    (210,894)  (9,981,530)    (357,635)
                             -----------  ----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,007,063) (3,087,606) (19,620,303) (13,390,951)
                             -----------  ----------  -----------  -----------
Increase (decrease) in
 net assets.................    (524,398) (1,868,138)  (3,778,313) (23,154,528)
Net assets at beginning
 of year....................  17,717,189  19,585,327   91,537,156  114,691,684
                             -----------  ----------  -----------  -----------
Net assets at end of year... $17,192,791  17,717,189   87,758,843   91,537,156
                             ===========  ==========  ===========  ===========
Change in units (note 5):
 Units purchased............     323,924      89,971      613,096    1,514,713
 Units redeemed.............    (443,137)   (283,404)  (2,231,228)  (2,349,766)
                             -----------  ----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (119,213)   (193,433)  (1,618,132)    (835,053)
                             ===========  ==========  ===========  ===========

                             OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                             -----------------------------------------------------------------------------------------------
                             OPPENHEIMER GLOBAL                                                     OPPENHEIMER MAIN STREET
                              STRATEGIC INCOME      OPPENHEIMER HIGH         OPPENHEIMER MAIN          SMALL- & MID-CAP
                              FUND/VA -- NON-      INCOME FUND/VA --         STREET FUND/VA --           FUND(R)/VA --
                               SERVICE SHARES      NON-SERVICE SHARES         SERVICE SHARES            SERVICE SHARES
                             ------------------ -----------------------  ------------------------  ------------------------
                                PERIOD FROM     PERIOD FROM
                               OCTOBER 26 TO    JANUARY 1 TO                     YEAR ENDED DECEMBER 31,
                                DECEMBER 31,    OCTOBER 26,  --------------------------------------------------------------
                                    2012            2012        2011         2012         2011         2012         2011
                             ------------------ ------------ ----------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................       (18,288)       1,108,593     570,406   (1,228,323)  (2,168,664)  (1,373,532)  (1,411,813)
 Net realized gain
   (loss) on investments....         1,089       (7,525,707) (1,846,208)  21,624,270    7,805,878    6,352,484    5,696,844
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........       126,121        7,170,446   1,048,560   (1,977,541)  (9,468,643)   9,785,467   (7,380,714)
 Capital gain
   distribution.............            --               --          --           --           --           --           --
                                 ---------       ----------  ----------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............       108,922          753,332    (227,242)  18,418,406   (3,831,429)  14,764,419   (3,095,683)
                                 ---------       ----------  ----------  -----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............           680           25,792      71,604      597,400    1,710,188      633,575      921,109
 Death benefits.............        58,615          (71,360)   (151,846)    (194,876)    (474,322)    (125,561)    (264,807)
 Surrenders.................      (155,229)        (592,925)   (810,210) (10,700,498) (16,344,060)  (8,948,050)  (8,832,452)
 Administrative expenses....        (3,539)          (9,876)    (12,782)    (600,892)    (996,551)    (525,822)    (544,367)
 Capital contribution
   (withdrawal).............            --               --          --           --           --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............     7,184,230       (6,555,559)       (109) (82,770,799)  (1,621,609)  (9,608,274)  (1,669,394)
                                 ---------       ----------  ----------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...     7,084,757       (7,203,928)   (903,343) (93,669,665) (17,726,354) (18,574,132) (10,389,911)
                                 ---------       ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................     7,193,679       (6,450,596) (1,130,585) (75,251,259) (21,557,783)  (3,809,713) (13,485,594)
Net assets at beginning
 of year....................            --        6,450,596   7,581,181  178,429,909  199,987,692   99,655,398  113,140,992
                                 ---------       ----------  ----------  -----------  -----------  -----------  -----------
Net assets at end of year...     7,193,679               --   6,450,596  103,178,650  178,429,909   95,845,685   99,655,398
                                 =========       ==========  ==========  ===========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............       858,788          186,004     233,964      840,391    3,182,039      926,551    1,993,037
 Units redeemed.............      (150,291)      (1,147,559)   (330,480) (10,625,483)  (5,030,438)  (2,309,496)  (2,690,624)
                                 ---------       ----------  ----------  -----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........       708,497         (961,555)    (96,516)  (9,785,092)  (1,848,399)  (1,382,945)    (697,587)
                                 =========       ==========  ==========  ===========  ===========  ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                   OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                              (CONTINUED)
                             ---------------------------------------------
                                   OPPENHEIMER             OPPENHEIMER
                                     SMALL- &                SMALL-&
                                  MID-CAP GROWTH         MID-CAP GROWTH
                                    FUND/VA --             FUND/VA --
                                NON-SERVICE SHARES       SERVICE SHARES
                             -----------------------  --------------------

                             ----------------------------------------------
                                 2012        2011        2012       2011
                             -----------  ----------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (382,904)   (401,958)   (50,726)   (53,246)
 Net realized gain
   (loss) on investments....     792,190     393,982    174,151     53,571
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   3,423,675      68,955    285,369   (254,792)
 Capital gain
   distribution.............          --          --         --         --
                             -----------  ----------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   3,832,961      60,979    408,794   (254,467)
                             -----------  ----------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............      42,623      57,221     31,238     20,892
 Death benefits.............    (470,658)   (119,906)    (6,936)     8,658
 Surrenders.................  (3,408,875) (3,287,120)  (452,059)  (488,511)
 Administrative expenses....     (38,882)    (40,063)   (10,497)    (8,826)
 Capital contribution
   (withdrawal).............          --          --         --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............     227,404     699,768    107,879    674,791
                             -----------  ----------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (3,648,388) (2,690,100)  (330,375)   207,004
                             -----------  ----------  ---------  ---------
Increase (decrease) in
 net assets.................     184,573  (2,629,121)    78,419    (47,463)
Net assets at beginning
 of year....................  26,518,097  29,147,218  2,954,613  3,002,076
                             -----------  ----------  ---------  ---------
Net assets at end of year... $26,702,670  26,518,097  3,033,032  2,954,613
                             ===========  ==========  =========  =========
Change in units (note 5):
 Units purchased............     105,095     156,572    163,578    196,114
 Units redeemed.............    (222,436)   (188,746)  (186,790)  (198,782)
                             -----------  ----------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (117,341)    (32,174)   (23,212)    (2,668)
                             ===========  ==========  =========  =========

                                                 PIMCO VARIABLE INSURANCE TRUST
                             ----------------------------------------------------------------------
                                                     FOREIGN BOND PORTFOLIO
                                                         (U.S. DOLLAR
                             ALL ASSET PORTFOLIO --       HEDGED) --         HIGH YIELD PORTFOLIO --
                                     ADVISOR            ADMINISTRATIVE           ADMINISTRATIVE
                                  CLASS SHARES           CLASS SHARES             CLASS SHARES
                             ----------------------  --------------------   ------------------------
                              YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------
                                2012        2011        2012        2011        2012         2011
                             ----------  ----------  ---------   ---------  -----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................    732,005   1,379,103     31,634      24,700    3,707,092    5,490,861
 Net realized gain
   (loss) on investments....    338,086     (88,236)    52,560     (14,187)   2,868,531    2,698,744
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,603,714  (1,346,878)   145,030     155,227    4,000,349   (6,000,298)
 Capital gain
   distribution.............         --          --    164,466      41,183           --           --
                             ----------  ----------  ---------   ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  2,673,805     (56,011)   393,690     206,923   10,575,972    2,189,307
                             ----------  ----------  ---------   ---------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    326,169      99,395     49,614      11,946    1,213,912      915,449
 Death benefits.............     29,397     (36,934)   (22,097)    (58,661)    (128,960)    (568,985)
 Surrenders................. (2,023,869) (1,601,005)  (632,635)   (622,019)  (9,991,894) (12,542,640)
 Administrative expenses....    (69,902)    (58,292)    (7,086)     (6,907)    (374,327)    (424,706)
 Capital contribution
   (withdrawal).............         --          --         --          --           --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  7,311,515  (3,884,102)   585,885    (266,316)  (8,715,781)  (8,082,218)
                             ----------  ----------  ---------   ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  5,573,310  (5,480,938)   (26,319)   (941,957) (17,997,050) (20,703,100)
                             ----------  ----------  ---------   ---------  -----------  -----------
Increase (decrease) in
 net assets.................  8,247,115  (5,536,949)   367,371    (735,034)  (7,421,078) (18,513,793)
Net assets at beginning
 of year.................... 18,767,619  24,304,568  4,249,558   4,984,592   95,329,550  113,843,343
                             ----------  ----------  ---------   ---------  -----------  -----------
Net assets at end of year... 27,014,734  18,767,619  4,616,929   4,249,558   87,908,472   95,329,550
                             ==========  ==========  =========   =========  ===========  ===========
Change in units (note 5):
 Units purchased............  1,683,119   1,423,874     56,756      48,213    1,619,762    1,635,423
 Units redeemed............. (1,274,054) (1,865,404)   (58,291)   (110,154)  (2,921,361)  (2,950,539)
                             ----------  ----------  ---------   ---------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    409,065    (441,530)    (1,535)    (61,941)  (1,301,599)  (1,315,116)
                             ==========  ==========  =========   =========  ===========  ===========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                              PIMCO VARIABLE INSURANCE TRUST (CONTINUED)                   RYDEX VARIABLE TRUST
                             ---------------------------------------------------------------------------  ---------------------
                                  LONG-TERM U.S.
                             GOVERNMENT PORTFOLIO --  LOW DURATION PORTFOLIO -- TOTAL RETURN PORTFOLIO --
                                  ADMINISTRATIVE           ADMINISTRATIVE            ADMINISTRATIVE             NASDAQ --
                                   CLASS SHARES             CLASS SHARES              CLASS SHARES             100(R) FUND
                             -----------------------  ------------------------  ------------------------  ---------------------
                                                                               YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
                                 2012        2011         2012         2011         2012         2011        2012        2011
                             -----------  ----------  -----------  -----------  -----------  -----------  ----------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $   225,084     480,414      398,780      (87,473)   3,760,416    4,256,506     (82,615)   (87,147)
 Net realized gain
   (loss) on investments....   2,498,072   1,286,005    1,807,167    1,602,437    5,206,543    4,315,750     799,865    404,591
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (5,375,744)  6,648,458    6,489,793   (2,895,109)  13,139,826   (6,283,919)     88,069   (466,535)
 Capital gain
   distribution.............   3,623,871     846,679           --           --    7,532,159    5,704,209          --         --
                             -----------  ----------  -----------  -----------  -----------  -----------  ----------  ---------
    Increase (decrease)
     in net assets from
     operations.............     971,283   9,261,556    8,695,740   (1,380,145)  29,638,944    7,992,546     805,319   (149,091)
                             -----------  ----------  -----------  -----------  -----------  -----------  ----------  ---------
From capital
 transactions (note 4):
 Net premiums...............     352,467     201,812    1,080,164    1,821,097    2,423,706    2,939,842      37,622     13,952
 Death benefits.............     (90,383)   (319,965)    (298,067)    (506,357)  (1,482,646)  (2,107,988)   (367,367)   (41,468)
 Surrenders.................  (7,524,589) (5,766,718) (22,530,576) (23,553,025) (44,988,623) (58,097,645)   (614,282)  (720,560)
 Administrative expenses....    (106,108)   (107,400)  (1,250,239)  (1,345,869)  (1,604,343)  (1,626,493)    (15,352)   (15,062)
 Capital contribution
   (withdrawal).............          --          --           --           --           --           --          --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............    (260,330) (3,508,902)     953,192    4,488,842   25,952,879  (21,275,021)   (703,885)   755,961
                             -----------  ----------  -----------  -----------  -----------  -----------  ----------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (7,628,943) (9,501,173) (22,045,526) (19,095,312) (19,699,027) (80,167,305) (1,663,264)    (7,177)
                             -----------  ----------  -----------  -----------  -----------  -----------  ----------  ---------
Increase (decrease) in
 net assets.................  (6,657,660)   (239,617) (13,349,786) (20,475,457)   9,939,917  (72,174,759)   (857,945)  (156,268)
Net assets at beginning
 of year....................  41,059,005  41,298,622  227,805,247  248,280,704  392,665,389  464,840,148   5,139,029  5,295,297
                             -----------  ----------  -----------  -----------  -----------  -----------  ----------  ---------
Net assets at end of year... $34,401,345  41,059,005  214,455,461  227,805,247  402,605,306  392,665,389   4,281,084  5,139,029
                             ===========  ==========  ===========  ===========  ===========  ===========  ==========  =========
Change in units (note 5):
 Units purchased............     788,834     696,039    3,520,772    5,256,959    6,083,901    6,125,199     593,182    856,388
 Units redeemed.............  (1,132,407) (1,244,062)  (5,395,684)  (6,878,438)  (7,476,270) (11,375,225)   (890,279)  (801,324)
                             -----------  ----------  -----------  -----------  -----------  -----------  ----------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (343,573)   (548,023)  (1,874,912)  (1,621,479)  (1,392,369)  (5,250,026)   (297,097)    55,064
                             ===========  ==========  ===========  ===========  ===========  ===========  ==========  =========

                              THE ALGER PORTFOLIOS
                             ----------------------

                                 ALGER LARGE CAP
                               GROWTH PORTFOLIO --
                                CLASS I-2 SHARES
                             ----------------------

                             -----------------------
                                2012        2011
                             ----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (102,537)   (162,241)
 Net realized gain
   (loss) on investments....    957,733     811,791
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,784,908  (1,120,933)
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  2,640,104    (471,383)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     69,753     174,729
 Death benefits.............   (264,240)   (595,685)
 Surrenders................. (3,877,584) (4,414,212)
 Administrative expenses....    (58,692)    (61,814)
 Capital contribution
   (withdrawal).............         --          --
 Transfers between
   subaccounts
   (including fixed
   account), net............   (992,209)   (933,613)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,122,972) (5,830,595)
                             ----------  ----------
Increase (decrease) in
 net assets................. (2,482,868) (6,301,978)
Net assets at beginning
 of year.................... 32,583,003  38,884,981
                             ----------  ----------
Net assets at end of year... 30,100,135  32,583,003
                             ==========  ==========
Change in units (note 5):
 Units purchased............    169,831     116,159
 Units redeemed.............   (519,081)   (540,002)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (349,250)   (423,843)
                             ==========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               THE ALGER PORTFOLIOS
                                   (CONTINUED)                                      THE PRUDENTIAL SERIES FUND
                             -----------------------  ----------------------------------------------------------------------
                              ALGER SMALL CAP GROWTH   JENNISON 20/20 FOCUS                            NATURAL RESOURCES
                                   PORTFOLIO --            PORTFOLIO --       JENNISON PORTFOLIO --       PORTFOLIO --
                                 CLASS I-2 SHARES         CLASS II SHARES        CLASS II SHARES        CLASS II SHARES
                             -----------------------  ----------------------  --------------------  -----------------------
                                                                         YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------
                                 2012        2011        2012        2011        2012       2011       2012         2011
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (413,046)   (466,130)   (144,911)   (174,068)   (46,765)   (46,847)   (555,566)    (584,482)
 Net realized gain
   (loss) on investments....   1,283,085   2,362,148     237,700     739,038    240,435    100,564  (1,208,233)   2,711,300
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,925,971) (3,225,981)    362,731  (1,109,310)   175,776   (218,044) (3,460,847) (10,176,962)
 Capital gain
   distribution.............   6,051,023          --     342,195          --         --         --   2,952,684           --
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   2,995,091  (1,329,963)    797,715    (544,340)   369,446   (164,327) (2,271,962)  (8,050,144)
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      43,952      30,028      52,824      83,467     22,373     18,467     201,637      427,955
 Death benefits.............    (392,722)   (349,857)    (52,094)     20,967    (10,882)    (4,760)    (42,015)    (260,245)
 Surrenders.................  (2,890,093) (4,349,046) (1,200,011) (1,786,899)  (205,537)  (304,783) (5,076,112)  (3,529,795)
 Administrative expenses....     (49,029)    (50,006)    (27,466)    (30,945)    (7,013)    (6,019)   (162,079)    (145,292)
 Capital contribution
   (withdrawal).............          --          --          --          --         --         --          --           --
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,162,957)   (509,222)   (409,765) (2,354,884)  (496,277)   591,760  10,319,067   (3,886,847)
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,450,849) (5,228,103) (1,636,512) (4,068,294)  (697,336)   294,665   5,240,498   (7,394,224)
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  -----------
Increase (decrease) in
 net assets.................  (1,455,758) (6,558,066)   (838,797) (4,612,634)  (327,890)   130,338   2,968,536  (15,444,368)
Net assets at beginning
 of year....................  28,547,580  35,105,646   9,288,627  13,901,261  2,808,438  2,678,100  28,700,981   44,145,349
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  -----------
Net assets at end of year... $27,091,822  28,547,580   8,449,830   9,288,627  2,480,548  2,808,438  31,669,517   28,700,981
                             ===========  ==========  ==========  ==========  =========  =========  ==========  ===========
Change in units (note 5):
 Units purchased............     134,960     322,069      33,825      78,396     89,813    104,924   1,559,391      718,231
 Units redeemed.............    (455,470)   (709,872)   (121,600)   (288,921)  (138,947)   (94,384)   (847,655)    (987,076)
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (320,510)   (387,803)    (87,775)   (210,525)   (49,134)    10,540     711,736     (268,845)
                             ===========  ==========  ==========  ==========  =========  =========  ==========  ===========


                             -------------------
                             SP INTERNATIONAL
                             GROWTH PORTFOLIO --
                             CLASS II SHARES
                             ------------------

                             -------------------
                              2012      2011
                              ------    ------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................   (201)     (152)
 Net realized gain
   (loss) on investments....   (415)     (460)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  2,946    (1,835)
 Capital gain
   distribution.............     --        --
                              ------    ------
    Increase (decrease)
     in net assets from
     operations.............  2,330    (2,447)
                              ------    ------
From capital
 transactions (note 4):
 Net premiums...............     --        --
 Death benefits.............     --        --
 Surrenders.................   (675)     (715)
 Administrative expenses....    (14)      (16)
 Capital contribution
   (withdrawal).............     --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............     --        --
                              ------    ------
    Increase (decrease)
     in net assets from
     capital transactions...   (689)     (731)
                              ------    ------
Increase (decrease) in
 net assets.................  1,641    (3,178)
Net assets at beginning
 of year.................... 11,952    15,130
                              ------    ------
Net assets at end of year... 13,593    11,952
                              ======    ======
Change in units (note 5):
 Units purchased............     --        --
 Units redeemed.............    (73)      (77)
                              ------    ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (73)      (77)
                              ======    ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              THE PRUDENTIAL
                               SERIES FUND        WELLS FARGO VARIABLE
                               (CONTINUED)               TRUST
                             ------------------  ---------------------
                             SP PRUDENTIAL U.S.
                                 EMERGING        WELLS FARGO ADVANTAGE
                             GROWTH PORTFOLIO --    VT OMEGA GROWTH
                             CLASS II SHARES        FUND -- CLASS 2
                             ------------------  ---------------------
                                     YEAR ENDED DECEMBER 31,
                             -----------------------------------------
                               2012      2011       2012        2011
                              -------   ------   ----------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)................ $  (412)     (334)     (59,709)   (49,528)
 Net realized gain
   (loss) on investments....     149       486      541,021    154,022
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   1,832      (259)     182,160   (429,914)
 Capital gain
   distribution.............   1,910       216      176,770     23,974
                              -------   ------   ----------  ---------
    Increase (decrease)
     in net assets from
     operations.............   3,479       109      840,242   (301,446)
                              -------   ------   ----------  ---------
From capital
 transactions (note 4):
 Net premiums...............      --        --       37,065     10,346
 Death benefits.............      --        --          981    (36,489)
 Surrenders.................    (251)   (2,239)    (334,653)  (254,548)
 Administrative expenses....     (69)      (67)     (10,204)   (10,398)
 Capital contribution
   (withdrawal).............      --        --           --         --
 Transfers between
   subaccounts
   (including fixed
   account), net............      --        63   (3,009,117) 2,751,068
                              -------   ------   ----------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...    (320)   (2,243)  (3,315,928) 2,459,979
                              -------   ------   ----------  ---------
Increase (decrease) in
 net assets.................   3,159    (2,134)  (2,475,686) 2,158,533
Net assets at beginning
 of year....................  23,822    25,956    4,859,826  2,701,293
                              -------   ------   ----------  ---------
Net assets at end of year... $26,981    23,822    2,384,140  4,859,826
                              =======   ======   ==========  =========
Change in units (note 5):
 Units purchased............      --        --      259,328    311,770
 Units redeemed.............     (20)     (152)    (502,603)  (111,318)
                              -------   ------   ----------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (20)     (152)    (243,275)   200,452
                              =======   ======   ==========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                         Notes to Financial Statements

                               December 31, 2012

(1)DESCRIPTION OF ENTITY

   Genworth Life & Annuity VA Separate Account 1 (the "Separate Account") is a separate investment account established on August 19, 1987 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. The Separate Account has subaccounts that currently invest in open-end mutual funds ("Portfolios"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

   The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   Effective October 31, 2012, Legg Mason Partners Variable Income Trust -- Legg Mason Western Asset Variable Strategic Bond Portfolio -- Class I changed its name to Legg Mason Partners Variable Income Trust -- Western Asset Variable Strategic Bond Portfolio -- Class I.

   Effective October 26, 2012, Oppenheimer Variable Account Funds -- Oppenheimer High Income Fund/VA -- Non-Service Shares was liquidated and the cash was reinvested in Oppenheimer Variable Account Funds -- Oppenheimer Global Strategic Income Fund/VA -- Non-Service Shares.

   On August 3, 2012, both GE Investments Funds, Inc. -- Mid-Cap Equity Fund -- Class 1 Shares and GE Investments Funds, Inc. -- Money Market Fund were liquidated and the cash was reinvested in Goldman Sachs Variable Insurance Trust -- Goldman Sachs Money Market Fund -- Service Shares.

   On April 30, 2012, GE Investments Fund, Inc. -- International Equity Fund -- Class 1 Shares was liquidated and all cash was reinvested in the GE Investments Fund, Inc. -- Money Market Fund.

   On April 30, 2012, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Basic Value Fund -- Series II shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Value Opportunities Fund -- Series II shares.

   On April 30, 2012, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Capital Growth Fund -- Series II shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. American Franchise Fund -- Series II shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


   On April 27, 2012, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Capital Appreciation Fund -- Series I shares was liquidated and the cash was reinvested in AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Capital Growth Fund -- Series I shares. Subsequently, on April 30, the fund changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. American Franchise Fund -- Series I shares.

   On April 27, 2012, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Capital Development Fund -- Series I shares were liquidated and the cash was reinvested in AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Mid Cap Growth Fund -- Series I shares.

   On January 27, 2012, Genworth Variable Insurance Trust -- Genworth Calamos Growth Fund -- Service Shares was liquidated and the cash was reinvested in the Fidelity(R) Variable Insurance Products Fund -- VIP Growth Opportunities Portfolio -- Service Class 2.

   On January 27, 2012, Genworth Variable Insurance Trust -- Genworth Davis NY Venture Fund -- Service Shares was liquidated and the cash was reinvested in the Fidelity(R) Variable Insurance Products Fund -- VIP Equity-Income Portfolio -- Service Class 2.

   On January 27, 2012, Genworth Variable Insurance Trust -- Genworth Eaton Vance Large Cap Value Fund -- Service Shares was liquidated and the cash was reinvested in the Fidelity(R) Variable Insurance Products Fund -- VIP Equity-Income Portfolio -- Service Class 2.

   On January 27, 2012, Genworth Variable Insurance Trust -- Genworth Enhanced International Index Fund -- Service Shares was liquidated and the cash was reinvested in the Fidelity(R) Variable Insurance Products Fund -- VIP Contrafund(R) Portfolio -- Service Class 2.

   On January 27, 2012, Genworth Variable Insurance Trust -- Genworth Goldman Sachs Enhanced Core Bond Index Fund -- Service Shares was liquidated and the cash was reinvested in the Fidelity(R) Variable Insurance Products Fund -- VIP Investment Grade Bond Portfolio -- Service Class 2.

   On January 27, 2012, Genworth Variable Insurance Trust -- Genworth Legg Mason ClearBridge Aggressive Growth Fund -- Service Shares was liquidated and the cash was reinvested in the Fidelity(R) Variable Insurance Products Fund -- VIP Growth Stock Portfolio -- Service Class 2.

   On January 27, 2012, Genworth Variable Insurance Trust -- Genworth PIMCO StocksPLUS Fund -- Service Shares was liquidated and the cash was reinvested in the Fidelity(R) Variable Insurance Products Fund -- VIP Contrafund(R) Portfolio -- Service Class 2.

   On January 27, 2012, Genworth Variable Insurance Trust -- Genworth PYRAMIS(R) Small/Mid Cap Core Fund -- Service Shares was liquidated and the cash was reinvested in the Fidelity(R) Variable Insurance Products Fund -- VIP Mid Cap Portfolio -- Service Class 2.

   Effective December 2, 2011, the Federated Insurance Series -- Federated Capital Income Fund II changed its name to Federated Insurance Series -- Federated Managed Volatility Fund II.

   Effective May 2, 2011, Columbia Funds Variable Insurance Trust I -- Columbia Marsico International Opportunities Fund, Variable Series -- Class B changed its name to Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico International Opportunities Fund -- Class 2.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


   Effective May 2, 2011, Columbia Funds Variable Insurance Trust I -- Columbia Marsico Growth Fund, Variable Series -- Class A changed its name to Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico Growth Fund -- Class 1.

   On April 29, 2011, Oppenheimer Variable Account Funds -- Oppenheimer Main Street Small Cap Fund/VA -- Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Main Street Small-& Mid-Cap Fund(R)/VA -- Service Shares.

   On April 29, 2011, DWS Variable Series II -- DWS Strategic Value VIP -- Class B Shares was liquidated and the cash was reinvested in DWS Variable Series II -- DWS Large Cap Value VIP -- Class B Shares.

   On April 29, 2011, DWS Variable Series I -- DWS Technology VIP -- Class B Shares was liquidated and the cash was reinvested in DWS Variable Series I -- DWS Capital Growth VIP -- Class B Shares.

   On April 29, 2011, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Large Cap Growth Fund -- Series I shares was liquidated and the cash was reinvested in AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Capital Growth Fund -- Series I shares.

   As of December 31, 2012, The Prudential Series Fund -- Equity Portfolio -- Class II Shares was available as an investment option under the contract, but not shown on the statements due to not having any activity from January 1, 2011 through December 31, 2012.

   All designated Portfolios listed above are series type mutual funds.

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) BASIS OF PRESENTATION

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. Prior year balances related to funds liquidated in 2011 are not disclosed in the Statements of Changes in Net Assets as they are no longer active in 2012.

  (B) INVESTMENTS

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

   VALUATION INPUTS: Various inputs are used to determine the value of the fund's investments. These inputs are summarized in the three broad levels listed below:

  .  LEVEL 1 -- quoted prices in active markets for identical securities;

  . LEVEL 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  LEVEL 3 -- unobservable inputs.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


   The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2012, and there were no transfers between Level 1 and Level 2 during 2012.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (C) UNIT CLASSES

   There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in note (4)(a) below. In January 2011, Genworth Financial announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. Although the contracts are no longer available for new sales, additional purchase payments may still be accepted under the terms of the contracts.

  (D) FEDERAL INCOME TAXES

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (E) PAYMENTS DURING ANNUITIZATION

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Optimizer Plus rider option. Under this rider option, the assumed investment rate is 4%. For contract owners who have purchased the RetireReady/SM/ Retirement Answer variable annuity, the assumed investment rate is 3.5%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

  (F) SUBSEQUENT EVENTS

   The Separate Account evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

  (G) RECLASSIFICATIONS

   In 2011, the Separate Account determined that it had incorrectly classified short-term capital gains as income from ordinary dividends. In the current year, immaterial amounts have been reclassified from Net investment income (expense) to Capital gain distribution on the Statement of Changes in Net Assets, and the Investment Income Ratio for 2011 and prior years in note
(6) have been adjusted to conform to the current year presentation. The correction of the classification did not impact previously reported Net assets or Increase (decrease) in net assets from operations.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


(3)PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2012 were:

                            COST OF     PROCEEDS
                             SHARES       FROM
FUND/PORTFOLIO              ACQUIRED   SHARES SOLD
--------------             ----------- -----------
AIM Variable Insurance
  Funds (Invesco
  Variable Insurance
  Funds)
  Invesco V.I. Capital
   Appreciation Fund --
   Series I shares........ $    62,596 $ 9,812,001
  Invesco V.I. Capital
   Development Fund --
   Series I shares........          --       7,501
  Invesco V.I. Core
   Equity Fund -- Series
   I shares...............     490,493   2,155,485
  Invesco V.I. Global
   Real Estate Fund --
   Series II shares.......      48,723      69,870
  Invesco V.I.
   Government Securities
   Fund -- Series I
   shares.................         428       4,115
  Invesco V.I.
   International Growth
   Fund -- Series II
   shares.................  20,989,384  18,526,030
  Invesco V.I.
   Technology Fund --
   Series I shares........           6      11,088
  Invesco V.I. Utilities
   Fund -- Series I
   shares.................         238         192
  Invesco Van Kampen
   V.I. American
   Franchise Fund --
   Series I shares........   9,116,899   1,644,398
  Invesco Van Kampen
   V.I. American
   Franchise Fund --
   Series II shares.......     133,347     887,035
  Invesco Van Kampen
   V.I. Comstock Fund --
   Series II shares.......   2,472,666  12,493,985
  Invesco Van Kampen
   V.I. Equity and
   Income Fund -- Series
   II shares..............   1,843,930   3,050,992
  Invesco Van Kampen
   V.I. Mid Cap Growth
   Fund -- Series I
   shares.................       9,430       7,056
  Invesco Van Kampen
   V.I. Value
   Opportunities Fund --
   Series II shares.......     480,661   2,580,245
AllianceBernstein
  Variable Products
  Series Fund, Inc.
  AllianceBernstein
   Balanced Wealth
   Strategy Portfolio --
   Class B................   1,832,707   3,725,927
  AllianceBernstein
   Global Thematic
   Growth Portfolio --
   Class B................   1,104,144   1,245,445
  AllianceBernstein
   Growth and Income
   Portfolio -- Class B...   2,605,963  13,635,213
  AllianceBernstein
   International Value
   Portfolio -- Class B...  31,940,038  23,993,497
  AllianceBernstein
   Large Cap Growth
   Portfolio -- Class B...     843,244   2,927,488
  AllianceBernstein
   Small Cap Growth
   Portfolio -- Class B...  10,373,051  16,454,819
American Century
  Variable Portfolios
  II, Inc.
  VP Inflation
   Protection Fund --
   Class II...............  31,141,742  29,957,144
American Century
  Variable
  Portfolios, Inc.
  VP Income & Growth
   Fund -- Class I........      32,160      30,841
  VP International Fund
   -- Class I.............     104,880     299,334
  VP Ultra(R) Fund --
   Class I................       4,839      12,106
  VP Value Fund -- Class
   I......................       1,737      26,909
BlackRock Variable
  Series Funds, Inc.
  BlackRock Basic Value
   V.I. Fund -- Class
   III Shares.............   1,440,168   3,573,218
  BlackRock Global
   Allocation V.I. Fund
   -- Class III Shares....  38,155,816  87,272,752
  BlackRock Large Cap
   Growth V.I. Fund --
   Class III Shares.......   1,273,469   1,387,717
  BlackRock Value
   Opportunities V.I.
   Fund -- Class III
   Shares.................   1,993,444   2,630,215
Columbia Funds Variable
  Insurance Trust I
  Columbia Variable
   Portfolio -- Marsico
   Growth Fund -- Class 1.   1,307,355   7,208,167
  Columbia Variable
   Portfolio -- Marsico
   International
   Opportunities Fund --
   Class 2................   5,830,924  16,396,585
DWS Variable Series I
  DWS Capital Growth VIP
   -- Class B Shares......          40       4,997
DWS Variable Series II
  DWS Dreman Small Mid
   Cap Value VIP --
   Class B Shares.........       1,596      46,208
  DWS Large Cap Value
   VIP -- Class B Shares..       4,298      11,881

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                             COST OF     PROCEEDS
                              SHARES       FROM
FUND/PORTFOLIO               ACQUIRED   SHARES SOLD
--------------             ------------ ------------
Dreyfus
  Dreyfus Investment
   Portfolios MidCap
   Stock Portfolio --
   Initial Shares......... $      6,977 $     25,651
  Dreyfus Variable
   Investment Fund --
   Money Market Portfolio.    1,211,247    1,260,262
  The Dreyfus Socially
   Responsible Growth
   Fund, Inc. -- Initial
   Shares.................       34,902      431,792
Eaton Vance Variable
  Trust
  VT Floating-Rate
   Income Fund............   55,973,334   19,858,241
Federated Insurance
  Series
  Federated Capital
   Appreciation Fund II
   -- Primary Shares......      712,852    1,804,515
  Federated High Income
   Bond Fund II --
   Primary Shares.........    5,107,069    5,610,475
  Federated High Income
   Bond Fund II --
   Service Shares.........   19,992,343   17,028,595
  Federated Kaufmann
   Fund II -- Service
   Shares.................      885,916   45,621,956
  Federated Managed
   Volatility Fund II.....    1,652,174    1,550,993
Fidelity(R) Variable
  Insurance Products Fund
  VIP Asset Manager/SM/
   Portfolio -- Initial
   Class..................    2,210,767    9,930,913
  VIP Asset Manager/SM/
   Portfolio -- Service
   Class 2................    1,646,210    4,828,285
  VIP Balanced Portfolio
   -- Service Class 2.....   22,583,028   23,391,110
  VIP Contrafund(R)
   Portfolio -- Initial
   Class..................    6,968,075   25,644,877
  VIP Contrafund(R)
   Portfolio -- Service
   Class 2................  203,389,447   83,271,777
  VIP Dynamic Capital
   Appreciation
   Portfolio -- Service
   Class 2................    2,242,893    2,629,953
  VIP Equity-Income
   Portfolio -- Initial
   Class..................   12,715,256   20,027,692
  VIP Equity-Income
   Portfolio -- Service
   Class 2................  111,413,521   34,255,547
  VIP Growth & Income
   Portfolio -- Initial
   Class..................    2,313,254    6,189,685
  VIP Growth & Income
   Portfolio -- Service
   Class 2................    3,983,297    4,891,239
  VIP Growth
   Opportunities
   Portfolio -- Initial
   Class..................    1,588,784    2,493,351
  VIP Growth
   Opportunities
   Portfolio -- Service
   Class 2................   37,618,510   10,899,771
  VIP Growth Portfolio
   -- Initial Class.......    2,496,395   12,323,279
  VIP Growth Portfolio
   -- Service Class 2.....    4,022,793    9,239,678
  VIP Growth Stock
   Portfolio -- Service
   Class 2................   44,124,593    9,108,701
  VIP Investment Grade
   Bond Portfolio --
   Service Class 2........  166,600,668   40,627,882
  VIP Mid Cap Portfolio
   -- Initial Class.......        2,555       12,046
  VIP Mid Cap Portfolio
   -- Service Class 2.....  109,460,378   41,879,975
  VIP Overseas Portfolio
   -- Initial Class.......    2,112,254    4,570,737
  VIP Value Strategies
   Portfolio -- Service
   Class 2................    3,283,049    2,647,826
Franklin Templeton
  Variable Insurance
  Products Trust
  Franklin Income
   Securities Fund --
   Class 2 Shares.........   61,887,260  130,100,864
  Franklin Large Cap
   Growth Securities
   Fund -- Class 2 Shares.        4,888       57,449
  Franklin Templeton VIP
   Founding Funds
   Allocation Fund --
   Class 2 Shares.........    6,672,667   19,019,408
  Mutual Shares
   Securities Fund --
   Class 2 Shares.........    2,364,257   44,723,099
  Templeton Foreign
   Securities Fund --
   Class 1 Shares.........    1,991,096    2,673,364
  Templeton Foreign
   Securities Fund --
   Class 2 Shares.........      765,359      570,188
  Templeton Global Bond
   Securities Fund --
   Class 1 Shares.........    2,470,870    3,177,001
  Templeton Growth
   Securities Fund --
   Class 2 Shares.........    2,549,908    2,951,014
GE Investments Funds,
  Inc.
  Core Value Equity Fund
   -- Class 1 Shares......      715,293    3,133,009
  Income Fund -- Class 1
   Shares.................    5,665,913   14,967,323
  International Equity
   Fund -- Class 1 Shares.      253,315    9,756,903
  Mid-Cap Equity Fund --
   Class 1 Shares.........    1,457,668   70,621,988

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                             COST OF     PROCEEDS
                              SHARES       FROM
FUND/PORTFOLIO               ACQUIRED   SHARES SOLD
--------------             ------------ ------------
  Money Market Fund....... $157,967,798 $353,717,508
  Premier Growth Equity
   Fund -- Class 1 Shares.    2,428,797   11,584,698
  Real Estate Securities
   Fund -- Class 1 Shares.   14,338,854   21,995,879
  S&P 500(R) Index Fund...   23,260,840   40,850,784
  Small-Cap Equity Fund
   -- Class 1 Shares......    5,287,536   11,905,668
  Total Return Fund --
   Class 1 Shares.........  113,485,536  206,681,171
  Total Return Fund --
   Class 3 Shares.........   46,834,362  168,774,920
  U.S. Equity Fund --
   Class 1 Shares.........    1,053,030    5,718,700
Genworth Variable
  Insurance Trust
  Genworth Calamos
   Growth Fund --
   Service Shares.........      400,744   19,971,140
  Genworth Davis NY
   Venture Fund --
   Service Shares.........      206,867   10,659,064
  Genworth Eaton Vance
   Large Cap Value Fund
   -- Service Shares......      123,011   42,868,521
  Genworth Enhanced
   International Index
   Fund -- Service Shares.       33,685    7,979,093
  Genworth Goldman Sachs
   Enhanced Core Bond
   Index Fund -- Service
   Shares.................    3,502,688  140,010,651
  Genworth Legg Mason
   ClearBridge
   Aggressive Growth
   Fund -- Service Shares.      111,590   41,908,683
  Genworth PIMCO
   StocksPLUS Fund --
   Service Shares.........      411,128  161,737,019
  Genworth PYRAMIS(R)
   Small/Mid Cap Core
   Fund -- Service Shares.      125,300   41,810,237
Goldman Sachs Variable
  Insurance Trust
  Goldman Sachs Large
   Cap Value Fund --
   Institutional Shares...      666,965    2,390,983
  Goldman Sachs Mid Cap
   Value Fund.............    4,350,670   12,793,710
  Goldman Sachs Money
   Market Fund --
   Service Shares.........  322,383,463  118,175,003
JPMorgan Insurance Trust
  JPMorgan Insurance
   Trust Core Bond
   Portfolio -- Class 1...      848,582    1,605,058
  JPMorgan Insurance
   Trust Equity Index
   Portfolio -- Class 1...      209,696    1,021,979
  JPMorgan Insurance
   Trust International
   Equity Portfolio --
   Class 1................       10,554       24,162
  JPMorgan Insurance
   Trust Intrepid Growth
   Portfolio -- Class 1...      244,728      250,515
  JPMorgan Insurance
   Trust Intrepid Mid
   Cap Portfolio --
   Class 1................       54,812      171,961
  JPMorgan Insurance
   Trust Mid Cap Growth
   Portfolio -- Class 1...       85,115      179,314
  JPMorgan Insurance
   Trust Mid Cap Value
   Portfolio -- Class 1...       15,371       49,304
  JPMorgan Insurance
   Trust Small Cap Core
   Portfolio -- Class 1...       26,047        9,138
  JPMorgan Insurance
   Trust U.S. Equity
   Portfolio -- Class 1...      167,383    1,103,635
Janus Aspen Series
  Balanced Portfolio --
   Institutional Shares...   13,697,307   21,393,032
  Balanced Portfolio --
   Service Shares.........   23,132,033   31,976,846
  Enterprise Portfolio
   -- Institutional
   Shares.................    1,645,116    9,717,906
  Enterprise Portfolio
   -- Service Shares......      201,318    1,644,619
  Flexible Bond
   Portfolio --
   Institutional Shares...    3,407,660    4,512,829
  Forty Portfolio --
   Institutional Shares...    2,420,239    9,771,345
  Forty Portfolio --
   Service Shares.........   17,388,939   19,436,444
  Global Technology
   Portfolio -- Service
   Shares.................      434,774    1,790,384
  Janus Portfolio --
   Institutional Shares...    1,775,527    9,030,700
  Janus Portfolio --
   Service Shares.........      133,221      984,709
  Overseas Portfolio --
   Institutional Shares...    9,065,967   13,041,754
  Overseas Portfolio --
   Service Shares.........      797,942    2,209,247
  Worldwide Portfolio --
   Institutional Shares...    1,658,842   10,032,788
  Worldwide Portfolio --
   Service Shares.........      262,813    1,466,875

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                            COST OF     PROCEEDS
                             SHARES       FROM
FUND/PORTFOLIO              ACQUIRED   SHARES SOLD
--------------            ------------ ------------
Legg Mason Partners
  Variable Equity Trust
  Legg Mason ClearBridge
   Variable Aggressive
   Growth Portfolio --
   Class II.............. $    852,280 $  2,165,426
  Legg Mason ClearBridge
   Variable Equity
   Income Builder
   Portfolio -- Class I..    2,004,057    1,643,952
  Legg Mason ClearBridge
   Variable Equity
   Income Builder
   Portfolio -- Class II.    1,344,918    2,044,105
  Legg Mason ClearBridge
   Variable Fundamental
   All Cap Value
   Portfolio -- Class I..      505,503    1,632,626
  Legg Mason ClearBridge
   Variable Large Cap
   Value Portfolio --
   Class I...............    1,211,160    2,340,209
Legg Mason Partners
  Variable Income Trust
  Western Asset Variable
   Strategic Bond
   Portfolio -- Class I..    2,420,054    2,838,784
MFS(R) Variable
  Insurance Trust
  MFS(R) Investors
   Growth Stock Series
   -- Service Class
   Shares................      780,471    2,564,909
  MFS(R) Investors Trust
   Series -- Service
   Class Shares..........      258,765    2,096,394
  MFS(R) New Discovery
   Series -- Service
   Class Shares..........    8,071,519   12,044,430
  MFS(R) Strategic
   Income Series --
   Service Class Shares..        6,510       15,252
  MFS(R) Total Return
   Series -- Service
   Class Shares..........    7,474,481   15,009,240
  MFS(R) Utilities
   Series -- Service
   Class Shares..........    4,110,877    9,731,575
Oppenheimer Variable
  Account Funds
  Oppenheimer Balanced
   Fund/VA --
   Non-Service Shares....      820,501    3,396,998
  Oppenheimer Balanced
   Fund/VA -- Service
   Shares................    3,677,579    9,731,805
  Oppenheimer Capital
   Appreciation Fund/VA
   -- Non-Service Shares.    1,814,059    7,004,077
  Oppenheimer Capital
   Appreciation Fund/VA
   -- Service Shares.....      421,763    2,194,131
  Oppenheimer Core Bond
   Fund/VA --
   Non-Service Shares....    4,770,252    6,169,971
  Oppenheimer Global
   Securities Fund/VA --
   Service Shares........    8,168,251   27,340,298
  Oppenheimer Global
   Strategic Income
   Fund/VA --
   Non-Service Shares....    8,588,165    1,520,704
  Oppenheimer High
   Income Fund/VA --
   Non-Service Shares....    2,359,792    8,464,170
  Oppenheimer Main
   Street Fund/VA --
   Service Shares........    8,980,325  103,936,380
  Oppenheimer Main
   Street Small- &
   Mid-Cap Fund(R)/VA --
   Service Shares........   11,415,236   31,138,572
  Oppenheimer Small- &
   Mid-Cap Growth
   Fund/VA --
   Non-Service Shares....    1,726,894    5,688,672
  Oppenheimer Small- &
   Mid-Cap Growth
   Fund/VA -- Service
   Shares................    2,504,171    2,852,061
PIMCO Variable Insurance
  Trust
  All Asset Portfolio --
   Advisor Class Shares..   24,141,470   17,850,719
  Foreign Bond Portfolio
   (U.S. Dollar Hedged)
   -- Administrative
   Class Shares..........    1,205,510      998,290
  High Yield Portfolio
   -- Administrative
   Class Shares..........   32,798,289   46,405,658
  Long-Term U.S.
   Government Portfolio
   -- Administrative
   Class Shares..........   21,697,391   25,451,382
  Low Duration Portfolio
   -- Administrative
   Class Shares..........   45,807,906   68,469,989
  Total Return Portfolio
   -- Administrative
   Class Shares..........  113,649,786  123,860,805
Rydex Variable Trust
  NASDAQ -- 100(R) Fund..    3,444,641    5,192,716
The Alger Portfolios
  Alger Large Cap Growth
   Portfolio -- Class
   I-2 Shares............    2,438,797    7,662,503
  Alger Small Cap Growth
   Portfolio -- Class
   I-2 Shares............    7,950,472    6,766,100
The Prudential Series
  Fund
  Jennison 20/20 Focus
   Portfolio -- Class II
   Shares................      915,852    2,358,519
  Jennison Portfolio --
   Class II Shares.......    1,413,014    2,156,699
  Natural Resources
   Portfolio -- Class II
   Shares................   20,785,516   13,074,393
  SP International
   Growth Portfolio --
   Class II Shares.......           --          889
  SP Prudential U.S.
   Emerging Growth
   Portfolio -- Class II
   Shares................        1,910          730
Wells Fargo Variable
  Trust
  Wells Fargo Advantage
   VT Omega Growth Fund
   -- Class 2............    3,684,702    6,880,558

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


(4)RELATED PARTY TRANSACTIONS

  (A) GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Note (6) presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

 MORTALITY AND EXPENSE RISK CHARGE      0.40% -- 2.40% of the daily value of
 (INCLUDING BENEFIT RIDER OPTIONS)      the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 ADMINISTRATIVE CHARGE                  0.15% -- 0.35% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

 ANNUAL ADMINISTRATIVE CHARGE           $0 -- $30 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 SURRENDER CHARGE                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (B) ACCRUED EXPENSES PAYABLE TO AFFILIATE

   Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to GLAIC.

  (C) CAPITALIZATION

      On January 27, 2012, all capitalized portfolios of Genworth Variable Insurance Trust were liquidated.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


  (D) BONUS CREDIT

   For certain contracts, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits. Bonus credits are amounts that are added by GLAIC to the premium payments received from contract owners.

  (E) CAPITAL BROKERAGE CORPORATION

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies, and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

  (F) GENWORTH VARIABLE INSURANCE TRUST

   Genworth Financial Wealth Management ("GFWM") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Genworth Financial, Inc. GFWM served as investment adviser to Genworth Variable Insurance Trust (the "Trust"), which was an open-end diversified management investment company. The Trust liquidated its portfolio shares on January 27, 2012 and has ceased operations. As compensation for its services, GFWM was paid an investment advisory fee by the Trust based on the average daily net assets at an effective annual rate for the following series as follows: 0.75% for the Genworth Calamos Growth Fund -- Service Shares, 0.50% for the Genworth Davis NY Venture Fund -- Service Shares, 0.50% for the Genworth Eaton Vance Large Cap Value Fund -- Service Shares, 0.08% for the Genworth Enhanced International Index Fund -- Service Shares, 0.30% for the Genworth Goldman Sachs Enhanced Core Bond Index Fund -- Service Shares, 0.45% for the Genworth Legg Mason ClearBridge Aggressive Growth Fund -- Service Shares, 0.35% for the Genworth PIMCO StocksPLUS Fund -- Service Shares and 0.60% for the Genworth PYRAMIS(R) Small/Mid Cap Core Fund -- Service Shares. On March 27, 2013, Genworth Financial, Inc. entered into a Stock Purchase Agreement to sell Genworth Financial Wealth Management, Inc.

(5)CAPITAL TRANSACTIONS

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2012 and 2011 is reflected in the Statements of Changes in Net Assets.

(6)FINANCIAL HIGHLIGHTS

   GLAIC's variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, net investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2012, 2011, 2010, 2009, and 2008 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2012 and were available to contract owners during 2012.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012


                                     EXPENSE AS A                            NET   INVESTMENT
                                     % OF AVERAGE                           ASSETS   INCOME
                                    NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
AIM Variable Insurance Funds
  (Invesco Variable Insurance
  Funds)
 Invesco V.I. Core Equity Fund --
   Series I shares
   2012............................ 0.75% to 2.30%   880,133 10.91 to 11.29 10,363    0.94%     13.03% to   11.26%
   2011............................ 0.75% to 2.30% 1,019,641  9.65 to 10.15 10,715    0.93%    (0.81)% to  (2.36)%
   2010............................ 0.75% to 2.30% 1,232,784  9.73 to 10.39 13,194    0.94%      8.73% to    7.04%
   2009............................ 0.75% to 2.30% 1,515,620  8.95 to  9.71 15,053    1.76%     27.34% to   25.35%
   2008............................ 0.75% to 2.30% 1,854,854  7.03 to  7.75 14,617    2.07%   (30.67)% to (31.75)%
 Invesco V.I. Global Real Estate
   Fund -- Series II shares
   2012............................ 1.45% to 2.20%    19,361 14.09 to  7.96    241    0.42%     25.99% to   25.03%
   2011............................ 1.45% to 2.20%    21,340 11.18 to  6.37    208    3.66%    (8.08%) to  (8.78)%
   2010............................ 1.45% to 2.20%    22,456 12.16 to  6.98    242    4.63%     15.54% to   14.66%
   2009............................ 1.45% to 2.20%    43,366 10.53 to  6.09    396    0.00%     29.20% to   28.21%
   2008............................ 1.45% to 2.20%    47,714  8.15 to  4.75    339   12.53%   (45.52)% to (45.94)%
 Invesco V.I. Government
   Securities Fund -- Series I
   shares
   2012............................ 0.75% to 0.75%       214 16.95 to 16.95      4    2.82%      1.70% to    1.70%
   2011............................ 0.75% to 0.75%       441 16.67 to 16.67      7    1.77%      7.10% to    7.10%
   2010............................ 0.75% to 0.75%       183 15.56 to 15.56      3    7.16%      4.61% to    4.61%
   2009............................ 0.75% to 0.75%       183 14.88 to 14.88      3    4.44%    (0.61)% to  (0.61)%
   2008............................ 0.75% to 0.75%     1,504 14.97 to 14.97     22    4.17%     11.47% to   11.47%
 Invesco V.I. International Growth
   Fund -- Series II shares
   2012............................ 1.45% to 2.55% 5,012,990 15.77 to  8.80 56,644    1.26%     13.58% to   12.31%
   2011............................ 1.45% to 2.55% 4,522,712 13.89 to  7.83 47,445    1.18%    (8.34)% to  (9.36)%
   2010............................ 1.45% to 2.55% 5,363,817 15.15 to  8.64 64,184    1.64%     10.98% to    9.74%
   2009............................ 1.45% to 2.55% 6,644,958 13.65 to  7.88 67,967    1.42%     32.96% to   31.47%
   2008............................ 1.45% to 2.55% 6,349,635 10.27 to  5.99 51,090    0.40%   (41.39)% to (42.05)%
 Invesco V.I. Technology Fund --
   Series I shares
   2012............................ 0.75% to 0.75%       325  3.82 to  3.82      1    0.00%     10.44% to   10.44%
   2011............................ 0.75% to 0.75%     3,191  3.46 to  3.46     11    0.19%    (5.76)% to  (5.76)%
   2010............................ 0.75% to 0.75%     3,227  3.67 to  3.67     12    0.00%     20.39% to   20.39%
   2009............................ 0.75% to 0.75%     3,240  3.05 to  3.05     10    0.00%     56.18% to   56.18%
   2008............................ 0.75% to 0.75%     3,253  1.95 to  1.95      6    0.00%   (44.92)% to (44.92)%
 Invesco V.I. Utilities Fund --
   Series I shares
   2012............................ 0.75% to 0.75%       288 12.31 to 12.31      4    3.18%      2.83% to    2.83%
   2011............................ 0.75% to 0.75%       302 11.97 to 11.97      4    3.34%     15.58% to   15.58%
   2010............................ 0.75% to 0.75%       298 10.36 to 10.36      3    3.72%      5.50% to    5.50%
   2009............................ 0.75% to 0.75%       279  9.82 to  9.82      3    4.76%     14.07% to   14.07%
   2008............................ 0.75% to 0.75%       404  8.61 to  8.61      3    3.00%   (32.86)% to (32.86)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                     EXPENSE AS A                            NET   INVESTMENT
                                     % OF AVERAGE                           ASSETS   INCOME
                                    NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
 Invesco Van Kampen V.I.
   American Franchise Fund --
   Series I shares
   2012............................ 0.75% to 2.10%   752,366  9.70 to  9.61  7,209   0.00%     (4.37)% to  (5.67)%
   2011 (4)........................ 1.45% to 1.45%       117  8.54 to  8.54      1   0.00%    (20.82)% to (20.82)%
 Invesco Van Kampen V.I.
   American Franchise Fund --
   Series II shares
   2012............................ 1.45% to 2.20%   445,270 15.28 to 12.44  5,710   0.00%      11.75% to   10.90%
   2011............................ 1.45% to 2.20%   498,350 13.67 to 11.22  5,710   0.00%     (7.74)% to  (8.45)%
   2010............................ 1.45% to 2.20%   607,306 14.82 to 12.25  7,547   0.00%      17.83% to   16.94%
   2009............................ 1.45% to 2.20%   728,917 12.58 to 10.48  7,696   0.00%      63.24% to   62.00%
   2008............................ 1.45% to 2.20%   768,760  7.71 to  6.47  4,972   0.20%    (49.85)% to (50.24)%
 Invesco Van Kampen V.I.
   Comstock Fund -- Series II
   shares
   2012............................ 1.45% to 2.55% 2,467,715 16.88 to  8.90 35,359   1.40%      17.20% to   15.89%
   2011............................ 1.45% to 2.55% 3,207,247 14.40 to  7.68 39,325   1.37%     (3.52)% to  (4.60)%
   2010............................ 1.45% to 2.55% 3,775,362 14.93 to  8.05 48,250   0.14%      14.02% to   12.75%
   2009............................ 1.45% to 2.55% 4,892,907 13.09 to  7.14 55,253   4.31%      26.55% to   25.13%
   2008............................ 1.45% to 2.55% 5,740,584 10.35 to  5.70 51,764   2.26%    (36.73)% to (37.44)%
 Invesco Van Kampen V.I. Equity
   and Income Fund -- Series II
   shares
   2012............................ 1.45% to 2.55% 1,330,237 10.68 to 10.02 13,779   1.82%      10.75% to    9.52%
   2011............................ 1.45% to 2.55% 1,447,561  9.64 to  9.15 13,588   1.75%     (2.73)% to  (3.81)%
   2010............................ 1.45% to 2.55% 1,478,343  9.91 to  9.51 14,342   1.92%      10.41% to    9.18%
   2009............................ 1.45% to 2.55% 1,446,343  8.97 to  8.71 12,783   2.83%      20.71% to   19.37%
   2008............................ 1.45% to 2.55% 1,246,305  7.43 to  7.30  9,170   2.44%    (23.80)% to (24.65)%
 Invesco Van Kampen V.I. Mid
   Cap Growth Fund -- Series I
   shares
   2012 (4)........................ 0.75% to 0.75%       205  9.78 to  9.78      2   0.00%     (3.25)% to  (3.25)%
 Invesco Van Kampen V.I. Value
   Opportunities Fund -- Series II
   shares
   2012............................ 1.45% to 2.30%   600,493 13.08 to  8.82  7,428   1.15%      15.95% to   14.94%
   2011............................ 1.45% to 2.30%   774,885 11.28 to  7.67  8,255   0.58%     (4.79)% to  (5.61)%
   2010............................ 1.45% to 2.30% 1,024,833 11.85 to  8.13 11,426   0.34%       5.40% to    4.49%
   2009............................ 1.45% to 2.30% 1,244,958 11.24 to  7.78 13,225   1.21%      45.60% to   44.34%
   2008............................ 1.45% to 2.30% 1,471,353  7.72 to  5.39 10,642   0.48%    (52.60)% to (53.01)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                   EXPENSE AS A                             NET   INVESTMENT
                                   % OF AVERAGE                            ASSETS   INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                  -------------- ---------- -------------- ------ ---------- --------------------
AllianceBernstein Variable
  Products Series Fund, Inc.
 AllianceBernstein Balanced
   Wealth Strategy Portfolio --
   Class B
   2012.......................... 1.45% to 2.55%  2,132,465  9.98 to  9.40 20,462   1.90%      11.73% to   10.48%
   2011.......................... 1.45% to 2.55%  2,344,972  8.93 to  8.51 20,197   2.23%     (4.46)% to  (5.52)%
   2010.......................... 1.45% to 2.55%  2,786,369  9.35 to  9.00 25,232   2.62%       8.70% to    7.49%
   2009.......................... 1.45% to 2.55%  3,039,389  8.60 to  8.38 25,460   0.82%      22.65% to   21.28%
   2008.......................... 1.45% to 2.55%  2,363,636  7.01 to  6.91 16,167   3.18%    (31.22)% to (31.99)%
 AllianceBernstein Global
   Thematic Growth Portfolio --
   Class B
   2012.......................... 1.45% to 2.10%    288,782 13.54 to  9.29  3,573   0.00%      11.60% to   10.86%
   2011.......................... 1.45% to 2.10%    296,320 12.13 to  8.38  3,257   0.37%    (24.52)% to (25.02)%
   2010.......................... 1.45% to 2.10%    394,801 16.07 to 11.18  5,915   2.17%      16.86% to   16.09%
   2009.......................... 1.45% to 2.10%    506,727 13.75 to  9.63  6,577   0.00%      50.92% to   49.93%
   2008.......................... 1.45% to 2.10%    352,242  9.11 to  6.42  3,098   0.00%    (48.23)% to (48.57)%
 AllianceBernstein Growth and
   Income Portfolio -- Class B
   2012.......................... 1.15% to 2.30%  3,658,774 15.87 to 10.95 48,855   1.32%      15.89% to   14.54%
   2011.......................... 1.15% to 2.30%  4,512,491 13.69 to  9.56 52,198   1.11%       4.85% to    3.64%
   2010.......................... 1.15% to 2.30%  5,683,543 13.06 to  9.22 62,977   0.00%      11.50% to   10.21%
   2009.......................... 1.15% to 2.30%  6,922,845 11.71 to  8.37 68,933   3.49%      18.97% to   17.58%
   2008.......................... 1.15% to 2.30%  8,422,022  9.84 to  7.12 70,944   1.80%    (41.38)% to (42.06)%
 AllianceBernstein International
   Value Portfolio -- Class B
   2012.......................... 1.45% to 2.55% 12,409,844  9.39 to  5.20 82,582   1.39%      12.53% to   11.28%
   2011.......................... 1.45% to 2.55% 10,820,026  8.34 to  4.67 66,148   3.98%    (20.60)% to (21.49)%
   2010.......................... 1.45% to 2.55% 10,331,067 10.51 to  5.95 81,554   2.85%       2.79% to    1.64%
   2009.......................... 1.45% to 2.55% 11,097,457 10.22 to  5.86 87,523   1.12%      32.41% to   30.93%
   2008.......................... 1.45% to 2.55% 11,076,363  7.72 to  4.47 68,474   0.88%    (53.96)% to (54.48)%
 AllianceBernstein Large Cap
   Growth Portfolio -- Class B
   2012.......................... 1.45% to 2.30%  1,444,678 14.41 to 10.67 11,213   0.03%      14.44% to   13.45%
   2011.......................... 1.45% to 2.30%  1,651,187 12.53 to  9.36 11,456   0.09%     (5.15)% to  (5.96)%
   2010.......................... 1.45% to 2.30%  2,031,713 13.21 to  9.95 14,888   0.28%       8.24% to    7.31%
   2009.......................... 1.45% to 2.30%  2,483,124 12.21 to  9.27 16,764   0.00%      35.12% to   33.95%
   2008.......................... 1.45% to 2.30%  2,968,259  9.03 to  6.92 14,864   0.00%    (40.69)% to (41.21)%
 AllianceBernstein Small Cap
   Growth Portfolio -- Class B
   2012.......................... 1.45% to 1.95%  1,088,005 12.35 to 11.94 13,372   0.00%      13.06% to   12.49%
   2011.......................... 1.45% to 1.95%  1,584,521 10.92 to 10.61 17,205   0.00%       2.69% to    2.17%
   2010.......................... 1.45% to 2.30%  1,559,796 10.63 to 10.21 16,698   0.00%      34.61% to   33.45%
   2009.......................... 1.45% to 2.20%    725,939  7.90 to  7.68  5,848   0.00%      39.23% to   38.18%
   2008.......................... 1.45% to 2.20%    791,595  5.67 to  5.56  4,590   0.00%    (46.41)% to (46.82)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                   EXPENSE AS A                             NET    INVESTMENT
                                   % OF AVERAGE                            ASSETS    INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection Fund --
   Class II
   2012.......................... 1.45% to 2.55%  6,454,403 13.69 to 12.65  84,749   2.39%       5.83% to    4.64%
   2011.......................... 1.45% to 2.55%  6,534,567 12.93 to 12.09  81,354   4.03%      10.13% to    8.90%
   2010.......................... 1.45% to 2.55%  7,721,667 11.74 to 11.10  87,434   1.66%       3.57% to    2.42%
   2009.......................... 1.45% to 2.55% 11,759,735 11.34 to 10.84 128,852   1.88%       8.64% to    7.43%
   2008.......................... 1.45% to 2.55%  8,364,576 10.44 to 10.09  84,952   1.46%     (3.03)% to  (4.11)%
American Century Variable
  Portfolios, Inc.
 VP Income & Growth Fund --
   Class I
   2012.......................... 1.45% to 2.05%      6,283 15.65 to 10.86      84   2.17%      13.08% to   12.39%
   2011.......................... 1.45% to 2.05%      6,420 13.84 to  9.66      74   1.53%       1.62% to    1.00%
   2010.......................... 1.45% to 2.05%      9,392 13.62 to  9.56     102   1.46%      12.49% to   11.81%
   2009.......................... 1.45% to 2.05%     14,396 12.11 to  8.55     150   4.35%      16.39% to   15.68%
   2008.......................... 1.45% to 2.05%     10,530 10.40 to  7.39      88   2.00%    (35.54)% to (35.93)%
 VP International Fund --
   Class I
   2012.......................... 1.45% to 2.20%     76,676 18.89 to  8.59   1,032   0.86%      19.40% to   18.49%
   2011.......................... 1.45% to 2.20%     91,147 15.82 to  7.25   1,031   1.38%    (13.32)% to (13.98)%
   2010.......................... 1.45% to 2.20%     88,669 18.25 to  8.42   1,174   2.18%      11.65% to   10.80%
   2009.......................... 1.45% to 2.20%    181,662 16.35 to  7.60   2,038   2.24%      31.83% to   30.82%
   2008.......................... 1.45% to 2.20%    222,588 12.40 to  5.81   1,908   0.80%    (45.62)% to (46.04)%
 VP Ultra(R) Fund -- Class I
   2012.......................... 1.45% to 2.05%      4,504 14.41 to 11.26      54   0.00%      12.27% to   11.58%
   2011.......................... 1.45% to 2.05%      5,004 12.84 to 10.09      54   0.00%     (0.40)% to  (1.00)%
   2010.......................... 1.45% to 2.05%      5,168 12.89 to 10.19      56   0.55%      14.40% to   13.71%
   2009.......................... 1.45% to 2.05%      6,963 11.27 to  8.96      68   0.25%      32.53% to   31.72%
   2008.......................... 1.45% to 2.05%      6,048  8.50 to  6.81      43   0.00%    (42.33)% to (42.68)%
 VP Value Fund -- Class I
   2012.......................... 1.45% to 1.45%      5,226 16.96 to 16.96      89   1.91%      12.91% to   12.91%
   2011.......................... 1.45% to 1.45%      6,844 15.02 to 15.02     103   2.01%     (0.45)% to  (0.45)%
   2010.......................... 1.45% to 1.45%     14,013 15.09 to 15.09     211   2.23%      11.78% to   11.78%
   2009.......................... 1.45% to 2.05%     14,765 13.50 to  9.60     197   5.51%      18.13% to   17.41%
   2008.......................... 1.45% to 2.10%     16,009 11.43 to  7.43     176   2.27%    (27.84)% to (28.32)%
BlackRock Variable Series Funds,
  Inc.
 BlackRock Basic Value V.I.
   Fund -- Class III Shares
   2012.......................... 1.45% to 2.30%    997,274 12.60 to 11.29  11,530   1.41%      12.16% to   11.19%
   2011.......................... 1.45% to 2.30%  1,185,080 11.24 to 10.15  12,240   1.56%     (4.19)% to  (5.01)%
   2010.......................... 1.45% to 2.30%  1,177,535 11.73 to 10.69  12,848   1.47%      10.88% to    9.93%
   2009.......................... 1.45% to 2.30%  1,087,566 10.58 to  9.73  10,705   1.87%      28.97% to   27.86%
   2008.......................... 1.45% to 2.30%  1,119,238  8.20 to  7.61   8,865   2.10%    (37.82)% to (38.36)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                   EXPENSE AS A                             NET    INVESTMENT
                                   % OF AVERAGE                            ASSETS    INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 BlackRock Global Allocation
   V.I. Fund -- Class III Shares
   2012.......................... 1.45% to 2.55% 36,314,759 15.34 to 10.85 430,659   1.41%       8.37% to    7.16%
   2011.......................... 1.45% to 2.55% 40,363,773 14.15 to 10.12 445,130   2.18%     (5.03)% to  (6.09)%
   2010.......................... 1.45% to 2.55% 43,089,284 14.90 to 10.78 503,674   1.12%       8.17% to    6.96%
   2009.......................... 1.45% to 2.55% 42,888,160 13.78 to 10.08 466,813   2.02%      19.16% to   17.83%
   2008.......................... 1.45% to 2.55% 37,014,846 11.56 to  8.55 343,978   2.66%    (20.84)% to (21.72)%
 BlackRock Large Cap Growth
   V.I. Fund -- Class III Shares
   2012.......................... 1.45% to 1.85%    260,797 12.48 to 12.05   3,231   1.14%      13.15% to   12.69%
   2011.......................... 1.45% to 1.85%    288,746 11.03 to 10.69   3,167   0.64%       0.84% to    0.44%
   2010.......................... 1.45% to 1.85%    311,276 10.94 to 10.65   3,386   0.45%      13.43% to   12.97%
   2009.......................... 1.45% to 2.10%    316,268  9.64 to  9.29   3,034   0.38%      24.79% to   23.97%
   2008.......................... 1.45% to 2.10%    310,603  7.73 to  7.49   2,390   0.26%    (41.75)% to (42.14)%
 BlackRock Value Opportunities
   V.I. Fund -- Class III Shares
   2012.......................... 1.45% to 2.30%    805,941 13.22 to 10.80  10,385   0.38%      11.63% to   10.67%
   2011.......................... 1.45% to 2.30%    844,867 11.84 to  9.76   9,742   0.21%     (4.02)% to  (4.85)%
   2010.......................... 1.45% to 2.30%    897,173 12.34 to 10.26  10,786   0.64%      26.45% to   25.36%
   2009.......................... 1.45% to 2.30%    554,479  9.76 to  8.18   5,196   0.61%      26.21% to   25.12%
   2008.......................... 1.45% to 2.30%    582,155  7.73 to  6.54   4,345   0.67%    (41.08)% to (41.59)%
Columbia Funds Variable
  Insurance Trust I
 Columbia Variable Portfolio --
   Marsico Growth Fund --
   Class 1
   2012.......................... 1.45% to 2.30%  1,789,726 16.71 to 11.47  25,951   0.68%      10.61% to    9.65%
   2011.......................... 1.45% to 2.30%  2,153,872 15.11 to 10.46  28,613   0.29%     (4.05)% to  (4.87)%
   2010.......................... 1.45% to 2.30%  2,739,466 15.75 to 11.00  38,736   0.12%      19.79% to   18.76%
   2009.......................... 1.45% to 2.30%  3,064,123 13.15 to  9.26  36,308   0.78%      24.83% to   23.75%
   2008.......................... 1.45% to 2.30%  3,282,592 10.53 to  7.49  32,303   0.31%    (40.33)% to (40.84)%
 Columbia Variable Portfolio --
   Marsico International
   Opportunities Fund --
   Class 2
   2012.......................... 1.45% to 2.55%  4,431,272 19.22 to  7.90  53,257   0.93%      15.91% to   14.61%
   2011.......................... 1.45% to 2.55%  5,218,552 16.58 to  6.90  55,303   0.78%    (17.40)% to (18.32)%
   2010.......................... 1.45% to 2.55%  5,532,824 20.08 to  8.44  75,805   0.68%      12.08% to   10.83%
   2009.......................... 1.45% to 2.55%  6,441,360 17.91 to  7.62  78,350   1.88%      35.95% to   34.43%
   2008.......................... 1.45% to 2.55%  6,825,330 13.18 to  5.67  64,646   1.35%    (49.24)% to (49.80)%
DWS Variable Series I
 DWS Capital Growth VIP --
   Class B Shares
   2012.......................... 1.45% to 1.50%        610 10.03 to 10.02       6   0.56%      13.93% to   13.87%
   2011 (4)...................... 1.45% to 1.50%      1,126  8.80 to  8.80      10   0.00%    (17.29)% to (17.33)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                    EXPENSE AS A                            NET   INVESTMENT
                                    % OF AVERAGE                           ASSETS   INCOME
                                   NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                   -------------- --------- -------------- ------ ---------- --------------------
DWS Variable Series II
 DWS Dreman Small Mid Cap
   Value VIP -- Class B Shares
   2012........................... 1.45% to 2.05%     2,355 23.50 to 12.75     51   0.80%      11.73% to   11.05%
   2011........................... 1.45% to 2.05%     4,312 21.04 to 11.49     86   0.61%     (7.69)% to  (8.25)%
   2010........................... 1.45% to 2.05%     5,084 22.79 to 12.52    111   0.80%      20.89% to   20.15%
   2009........................... 1.45% to 2.05%     4,256 18.85 to 10.42     73   1.63%      27.41% to   26.63%
   2008........................... 1.45% to 2.05%     4,267 14.80 to  8.23     59   1.36%    (34.64)% to (35.04)%
 DWS Large Cap Value VIP --
   Class B Shares
   2012........................... 1.45% to 2.05%     7,327  9.86 to  9.76     72   1.68%       7.85% to    7.19%
   2011 (4)....................... 1.45% to 2.05%     8,090  9.14 to  9.11     74   0.00%    (12.44)% to (12.97)%
Dreyfus
 Dreyfus Investment Portfolios
   MidCap Stock Portfolio --
   Initial Shares
   2012........................... 1.45% to 1.45%     4,457 18.65 to 18.65     83   0.50%      17.94% to   17.94%
   2011........................... 1.45% to 2.05%     5,636 15.81 to 10.44     87   0.54%     (1.06)% to  (1.66)%
   2010........................... 1.45% to 2.05%     6,928 15.98 to 10.62    103   0.96%      25.26% to   24.49%
   2009........................... 1.45% to 2.05%     7,278 12.76 to  8.53     86   1.37%      33.54% to   32.73%
   2008........................... 1.45% to 2.05%     9,473  9.56 to  6.43     86   0.93%    (41.29)% to (41.64)%
 Dreyfus Variable Investment Fund
   -- Money Market Portfolio
   2012........................... 1.45% to 2.05%    68,739 10.12 to  9.77    688   0.00%     (1.45)% to  (2.06)%
   2011........................... 1.45% to 2.05%    72,669 10.27 to  9.98    737   0.01%     (1.44)% to  (2.04)%
   2010........................... 1.45% to 2.05%    60,971 10.42 to 10.18    632   0.01%     (1.44)% to  (2.04)%
   2009........................... 1.45% to 2.20%    45,268 10.57 to  9.98    473   0.15%     (1.32)% to  (2.08)%
   2008........................... 1.45% to 2.05%    75,117 10.72 to 10.60    798   2.24%       1.05% to  (0.44)%
 The Dreyfus Socially Responsible
   Growth Fund, Inc. -- Initial
   Shares
   2012........................... 1.50% to 2.05%   523,857  7.34 to 12.19  3,851   0.80%      10.29% to    9.67%
   2011........................... 1.45% to 2.05%   566,457 14.02 to 11.11  3,828   0.89%     (0.56)% to  (1.16)%
   2010........................... 1.50% to 2.05%   597,064  6.69 to 11.24  4,013   0.85%      13.09% to   12.46%
   2009........................... 1.50% to 2.05%   612,680  5.92 to 10.00  3,642   0.96%      31.75% to   31.01%
   2008........................... 1.50% to 2.05%   668,346  4.49 to  7.63  3,015   0.76%    (35.41)% to (35.77)%
Eaton Vance Variable Trust
 VT Floating-Rate Income Fund
   2012........................... 1.45% to 2.55% 5,310,021 12.86 to 10.84 64,390   4.17%       5.77% to    4.58%
   2011........................... 1.45% to 2.55% 2,297,228 12.15 to 10.36 27,501   4.22%       1.06% to  (0.06)%
   2010........................... 1.45% to 2.55% 2,710,733 12.03 to 10.37 32,192   4.17%       7.54% to    6.34%
   2009........................... 1.45% to 2.55% 5,811,349 11.18 to  9.75 62,369   4.81%      42.22% to   40.63%
   2008........................... 1.45% to 2.55% 5,262,454  7.86 to  6.93 39,804   5.63%    (28.19)% to (28.99)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                   EXPENSE AS A                            NET   INVESTMENT
                                   % OF AVERAGE                           ASSETS   INCOME
                                  NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                  -------------- --------- -------------- ------ ---------- --------------------
Federated Insurance Series
 Federated Capital Appreciation
   Fund II -- Primary Shares
   2012.......................... 1.15% to 1.60%   855,844 10.99 to 10.86  9,332    0.56%      8.90% to    8.41%
   2011.......................... 1.15% to 1.60% 1,004,660 10.10 to 10.01 10,089    0.74%    (6.38)% to  (6.80)%
   2010 (4)...................... 1.15% to 1.60% 1,194,955 10.78 to 10.74 12,856    0.00%      9.78% to    9.29%
 Federated High Income Bond
   Fund II -- Primary Shares
   2012.......................... 1.15% to 1.60%   987,669 31.04 to 18.13 23,746    7.75%     13.37% to   12.86%
   2011.......................... 1.15% to 1.60% 1,082,614 27.38 to 16.06 22,866    8.97%      3.96% to    3.49%
   2010.......................... 1.15% to 1.60% 1,297,630 26.34 to 15.52 26,334    8.25%     13.41% to   12.90%
   2009.......................... 1.15% to 1.60% 1,496,563 23.22 to 13.75 26,825   10.21%     51.09% to   50.41%
   2008.......................... 1.15% to 1.60% 1,467,058 15.37 to  9.14 17,443   10.25%   (26.85)% to (27.18)%
 Federated High Income Bond
   Fund II -- Service Shares
   2012.......................... 1.45% to 2.30% 2,091,309 19.15 to 15.14 39,974    7.59%     12.64% to   11.67%
   2011.......................... 1.45% to 2.30% 2,063,018 17.00 to 13.56 34,906    8.96%      3.40% to    2.52%
   2010.......................... 1.45% to 2.30% 2,419,205 16.44 to 13.23 39,664    7.87%     12.73% to   11.75%
   2009.......................... 1.45% to 2.30% 2,322,730 14.59 to 11.84 33,936    9.28%     50.27% to   48.97%
   2008.......................... 1.45% to 2.30% 2,234,174  9.71 to  7.94 21,881    9.67%   (27.17)% to (27.80)%
 Federated Kaufmann Fund II --
   Service Shares
   2012.......................... 1.45% to 2.40% 1,260,634 18.31 to  8.79 21,186    0.00%     15.31% to   14.20%
   2011.......................... 1.45% to 2.55% 5,911,389 15.88 to  7.64 59,382    0.87%   (14.74)% to (15.69)%
   2010.......................... 1.45% to 2.55% 5,947,890 18.62 to  9.06 72,506    0.00%     16.04% to   14.75%
   2009.......................... 1.45% to 2.55% 4,895,409 16.05 to  7.90 56,115    0.00%     27.23% to   25.81%
   2008.......................... 1.45% to 2.55% 4,812,138 12.61 to  6.28 45,845    0.00%   (42.75)% to (43.39)%
 Federated Managed Volatility
   Fund II
   2012.......................... 1.15% to 1.60%   512,990 22.69 to 11.17  8,752    2.92%     12.24% to   11.73%
   2011.......................... 1.15% to 1.60%   540,001 20.21 to 10.00  8,295    3.93%      3.57% to    3.10%
   2010.......................... 1.15% to 1.60%   588,797 19.52 to  9.70  8,732    6.28%     10.80% to   10.30%
   2009.......................... 1.15% to 1.60%   721,714 17.61 to  8.79  9,640    6.32%     26.80% to   26.23%
   2008.......................... 1.15% to 1.60%   855,909 13.89 to  6.96  9,050    6.06%   (21.30)% to (21.65)%
Fidelity(R) Variable Insurance
  Products Fund
 VIP Asset Manager/SM/ Portfolio
   --Initial Class
   2012.......................... 1.15% to 1.60% 1,717,147 40.99 to 13.33 60,115    1.49%     11.18% to   10.68%
   2011.......................... 1.15% to 1.60% 1,999,658 36.87 to 12.05 61,909    1.86%    (3.68)% to  (4.11)%
   2010.......................... 1.15% to 1.60% 2,414,469 38.28 to 12.56 74,847    1.66%     12.95% to   12.44%
   2009.......................... 1.15% to 1.60% 2,680,632 33.89 to 11.17 75,497    2.36%     27.63% to   27.05%
   2008.......................... 1.15% to 1.60% 3,076,370 26.55 to  8.79 68,001    2.45%   (29.54)% to (29.86)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                   EXPENSE AS A                             NET    INVESTMENT
                                   % OF AVERAGE                            ASSETS    INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 VIP Asset Manager/SM/ Portfolio
   -- Service Class 2
   2012.......................... 1.45% to 2.30%    991,187 13.44 to 12.31  12,836   1.23%      10.60% to    9.65%
   2011.......................... 1.45% to 2.30%  1,243,753 12.15 to 11.22  14,615   1.60%     (4.22)% to  (5.05)%
   2010.......................... 1.45% to 2.30%  1,538,516 12.68 to 11.82  18,958   1.40%      12.31% to   11.34%
   2009.......................... 1.45% to 2.30%  1,751,372 11.29 to 10.62  19,260   2.02%      26.89% to   25.80%
   2008.......................... 1.45% to 2.30%  1,874,666  8.90 to  8.44  16,286   2.27%    (29.94)% to (30.54)%
 VIP Balanced Portfolio --
   Service Class 2
   2012.......................... 1.45% to 2.55%  6,503,500 12.30 to 10.46  75,098   1.52%      13.15% to   11.89%
   2011.......................... 1.45% to 2.55%  6,881,761 10.87 to  9.35  70,645   1.40%     (5.22)% to  (6.27)%
   2010.......................... 1.45% to 2.55%  6,779,387 11.47 to  9.97  73,820   1.52%      16.05% to   14.76%
   2009.......................... 1.45% to 2.55%  6,966,166  9.88 to  8.69  65,552   1.84%      36.32% to   34.80%
   2008.......................... 1.45% to 2.55%  6,416,955  7.25 to  6.45  44,795   1.79%    (35.10)% to (35.83)%
 VIP Contrafund(R) Portfolio --
   Initial Class
   2012.......................... 1.15% to 1.60%  4,390,853 48.83 to 16.09 123,400   1.28%      15.07% to   14.55%
   2011.......................... 1.15% to 1.60%  5,110,949 42.43 to 14.05 124,220   0.95%     (3.64)% to  (4.08)%
   2010.......................... 1.15% to 1.60%  6,064,325 44.04 to 14.64 153,099   1.21%      15.87% to   15.35%
   2009.......................... 1.15% to 1.60%  7,029,385 38.01 to 12.70 154,027   1.35%      34.15% to   33.54%
   2008.......................... 1.15% to 1.60%  8,530,894 28.33 to  9.51 138,791   0.88%    (43.18)% to (43.43)%
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2012.......................... 1.45% to 2.55% 22,275,144 19.56 to  9.88 267,620   1.09%      14.45% to   13.17%
   2011.......................... 1.45% to 2.55%  8,717,847 17.09 to  8.73 115,951   0.74%     (4.19)% to  (5.26)%
   2010.......................... 1.45% to 2.55%  9,949,015 17.84 to  9.21 139,185   0.98%      15.23% to   13.95%
   2009.......................... 1.45% to 2.55% 11,477,898 15.48 to  8.09 139,161   1.15%      33.50% to   32.01%
   2008.......................... 1.45% to 2.55% 12,610,294 11.59 to  6.13 116,786   0.63%    (43.52)% to (44.16)%
 VIP Dynamic Capital
   Appreciation Portfolio --
   Service Class 2
   2012.......................... 1.45% to 1.85%    127,184 17.22 to 13.29   2,111   0.41%      20.47% to   19.98%
   2011.......................... 1.45% to 1.85%    149,191 14.29 to 11.08   2,038   0.00%     (4.17)% to  (4.56)%
   2010.......................... 1.45% to 1.95%    181,993 14.92 to  9.41   2,572   0.22%      16.28% to   15.69%
   2009.......................... 1.45% to 1.85%    193,075 12.83 to 10.02   2,427   0.02%      33.82% to   33.28%
   2008.......................... 1.45% to 1.85%    250,019  9.59 to  7.52   2,364   0.47%    (42.20)% to (42.43)%
 VIP Equity-Income Portfolio --
   Initial Class
   2012.......................... 1.15% to 1.60%  3,054,947 61.01 to 12.38 100,588   3.01%      15.95% to   15.43%
   2011.......................... 1.15% to 1.60%  3,627,740 52.62 to 10.72 100,854   2.38%     (0.19)% to  (0.64)%
   2010.......................... 1.15% to 1.60%  4,305,594 52.72 to 10.79 119,423   1.75%      13.83% to   13.31%
   2009.......................... 1.15% to 1.60%  5,178,909 46.32 to  9.52 124,098   2.22%      28.71% to   28.13%
   2008.......................... 1.15% to 1.60%  6,098,804 35.98 to  7.43 115,268   2.23%    (43.32)% to (43.57)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                   EXPENSE AS A                             NET    INVESTMENT
                                   % OF AVERAGE                            ASSETS    INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 VIP Equity-Income Portfolio --
   Service Class 2
   2012.......................... 1.45% to 2.55% 12,250,530 15.83 to  8.29 135,616   2.88%      15.35% to   14.06%
   2011.......................... 1.45% to 2.55%  4,524,978 13.72 to  7.27  52,474   2.08%     (0.80)% to  (1.91)%
   2010.......................... 1.45% to 2.55%  5,873,275 13.83 to  7.41  68,868   1.53%      13.25% to   11.99%
   2009.......................... 1.45% to 2.55%  6,978,010 12.21 to  6.61  72,555   2.02%      28.00% to   26.57%
   2008.......................... 1.45% to 2.55%  8,189,010  9.54 to  5.23  66,612   1.67%    (43.64)% to (44.27)%
 VIP Growth & Income
   Portfolio -- Initial Class
   2012.......................... 0.75% to 1.60%  1,548,381 12.64 to 10.96  23,113   2.13%      17.67% to   16.67%
   2011.......................... 0.75% to 1.60%  1,851,869 10.74 to  9.39  23,428   1.72%       0.85% to  (0.01)%
   2010.......................... 0.75% to 1.60%  2,095,446 10.65 to  9.39  26,763   0.69%      14.01% to   13.04%
   2009.......................... 0.75% to 1.60%  2,448,623  9.34 to  8.31  27,458   1.04%      26.25% to   25.17%
   2008.......................... 0.75% to 1.60%  2,945,542  7.40 to  6.64  26,128   1.10%    (42.14)% to (42.63)%
 VIP Growth & Income
   Portfolio -- Service Class 2
   2012.......................... 1.45% to 2.20%  1,265,696 14.55 to 12.09  14,604   1.99%      16.53% to   15.64%
   2011.......................... 1.45% to 1.95%  1,371,950 12.49 to 10.63  13,548   1.47%     (0.11)% to  (0.61)%
   2010.......................... 1.45% to 2.20%  1,632,649 12.50 to 10.55  16,233   0.46%      12.89% to   12.03%
   2009.......................... 1.45% to 2.20%  1,891,358 11.08 to  9.41  16,711   0.84%      25.17% to   24.22%
   2008.......................... 1.45% to 2.20%  2,093,064  8.85 to  7.58  14,964   0.88%    (42.74)% to (43.18)%
 VIP Growth Opportunities
   Portfolio -- Initial Class
   2012.......................... 0.75% to 1.60%    841,179 10.62 to  8.70   9,669   0.39%      18.71% to   17.70%
   2011.......................... 0.75% to 1.60%    893,331  8.94 to  7.39   8,842   0.16%       1.53% to    0.67%
   2010.......................... 0.75% to 1.60%    936,955  8.81 to  7.34   9,337   0.20%      22.81% to   21.76%
   2009.......................... 0.75% to 1.60%  1,190,728  7.17 to  6.03   9,553   0.48%      44.76% to   43.52%
   2008.......................... 0.75% to 1.60%  1,296,531  4.95 to  4.20   7,395   0.38%    (55.36)% to (55.74)%
 VIP Growth Opportunities
   Portfolio -- Service Class 2
   2012 (4)...................... 1.45% to 2.55%  2,734,942 10.73 to 10.62  29,273   0.16%       7.88% to    6.68%
 VIP Growth Portfolio -- Initial
   Class
   2012.......................... 1.15% to 1.60%  2,281,334 62.02 to  9.78  59,904   0.57%      13.36% to   12.85%
   2011.......................... 1.15% to 1.60%  2,679,282 54.71 to  8.66  61,236   0.35%     (0.95)% to  (1.39)%
   2010.......................... 1.15% to 1.60%  3,132,022 55.23 to  8.78  71,983   0.27%      22.75% to   22.19%
   2009.......................... 1.15% to 1.60%  3,692,954 45.00 to  7.19  68,484   0.44%      26.81% to   26.24%
   2008.......................... 1.15% to 1.60%  4,359,533 35.48 to  5.70  63,332   0.75%    (47.78)% to (48.01)%
 VIP Growth Portfolio --
   Service Class 2
   2012.......................... 1.45% to 2.30%  1,947,729 15.32 to 11.52  17,689   0.32%      12.74% to   11.77%
   2011.......................... 1.45% to 2.30%  2,567,808 13.58 to 10.31  19,928   0.13%     (1.48)% to  (2.33)%
   2010.......................... 1.45% to 2.30%  2,923,278 13.79 to 10.55  23,680   0.03%      22.07% to   21.02%
   2009.......................... 1.45% to 2.30%  4,006,232 11.30 to  8.72  26,119   0.21%      26.11% to   25.02%
   2008.......................... 1.45% to 2.30%  4,302,622  8.96 to  6.98  22,606   0.53%    (48.07)% to (48.52)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                  EXPENSE AS A                             NET    INVESTMENT
                                  % OF AVERAGE                            ASSETS    INCOME
                                 NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                 -------------- ---------- -------------- ------- ---------- --------------------
 VIP Growth Stock Portfolio --
   Service Class 2
   2012 (4)..................... 1.45% to 2.55%  3,574,522 10.89 to 10.77  38,808   0.63%       9.57% to    8.35%
 VIP Investment Grade Bond
   Portfolio -- Service Class 2
   2012......................... 1.45% to 2.55% 11,363,659 12.74 to 11.95 142,492   2.20%       4.07% to    2.90%
   2011......................... 1.45% to 2.55%  1,333,152 12.24 to 11.62  16,221   3.45%       5.49% to    4.31%
   2010......................... 1.45% to 2.55%  1,168,158 11.60 to 11.14  13,488   3.22%       5.99% to    4.81%
   2009......................... 1.45% to 2.55%  1,247,865 10.95 to 10.63  13,610   8.05%      13.80% to   12.53%
   2008......................... 1.45% to 2.55%    657,573  9.62 to  9.44   6,309   3.60%     (4.86)% to  (5.92)%
 VIP Mid Cap Portfolio --
   Initial Class
   2012......................... 0.75% to 0.75%      1,029 26.35 to 26.35      27   0.64%      13.97% to   13.97%
   2011......................... 0.75% to 0.75%      1,514 23.12 to 23.12      35   0.26%    (11.28)% to (11.28)%
   2010......................... 0.75% to 0.75%      1,503 26.06 to 26.06      39   0.38%      27.87% to   27.87%
   2009......................... 0.75% to 0.75%      1,505 20.38 to 20.38      31   0.70%      39.04% to   39.04%
   2008......................... 0.75% to 0.75%      1,526 14.66 to 14.66      22   0.47%    (39.90)% to (39.90)%
 VIP Mid Cap Portfolio --
   Service Class 2
   2012......................... 1.15% to 2.55% 10,619,523 26.59 to 10.27 170,431   0.39%      13.24% to   11.63%
   2011......................... 1.15% to 2.55%  4,889,281 23.48 to  9.20  97,950   0.02%    (11.88)% to (13.12)%
   2010......................... 1.15% to 2.55%  6,200,645 26.64 to 10.59 142,397   0.12%      27.09% to   25.30%
   2009......................... 1.15% to 2.55%  7,021,421 20.96 to  8.45 126,986   0.44%      38.14% to   36.19%
   2008......................... 1.15% to 2.55%  8,183,271 15.17 to  6.21 108,557   0.23%    (40.30)% to (41.15)%
 VIP Overseas Portfolio --
   Initial Class
   2012......................... 0.75% to 1.60%  1,100,757 11.01 to 11.65  23,478   1.92%      19.83% to   18.81%
   2011......................... 0.75% to 1.60%  1,234,488  9.19 to  9.81  22,127   1.31%    (17.78)% to (18.49)%
   2010......................... 0.75% to 1.60%  1,464,943 11.17 to 12.03  32,074   1.36%      12.27% to   11.31%
   2009......................... 0.75% to 1.60%  1,723,772  9.95 to 10.81  33,424   2.09%      25.58% to   24.51%
   2008......................... 0.75% to 1.60%  2,093,149  7.93 to  8.68  32,712   2.23%    (44.23)% to (44.70)%
 VIP Value Strategies Portfolio
   -- Service Class 2
   2012......................... 1.45% to 2.20%    326,129 14.05 to 13.62   4,494   0.44%      25.22% to   24.26%
   2011......................... 1.45% to 2.10%    278,601 11.22 to 10.66   3,058   0.70%    (10.35)% to (10.94)%
   2010......................... 1.45% to 2.20%    371,208 12.52 to 12.32   4,563   0.24%      24.51% to   23.56%
   2009......................... 1.45% to 2.20%    410,826 10.05 to  9.97   4,067   0.39%      54.87% to   53.69%
   2008......................... 1.45% to 2.20%    351,190  6.49 to  6.49   2,239   0.50%    (51.99)% to (52.36)%
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Income Securities
   Fund -- Class 2 Shares
   2012......................... 1.45% to 2.55% 42,955,777 14.29 to 10.49 540,761   6.45%      11.02% to    9.77%
   2011......................... 1.45% to 2.55% 50,630,331 12.87 to  9.55 578,783   5.75%       0.90% to  (0.22)%
   2010......................... 1.45% to 2.55% 59,506,030 12.75 to  9.57 679,174   6.66%      11.04% to    9.80%
   2009......................... 1.45% to 2.55% 67,401,493 11.49 to  8.72 697,292   8.22%      33.63% to   32.14%
   2008......................... 1.45% to 2.55% 78,783,169  8.60 to  6.60 613,811   5.40%    (30.68)% to (31.45)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                 EXPENSE AS A                             NET    INVESTMENT
                                 % OF AVERAGE                            ASSETS    INCOME
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
 Franklin Large Cap Growth
   Securities Fund -- Class 2
   Shares
   2012........................ 1.45% to 2.05%     23,883 14.21 to 11.06     332    0.84%     10.74% to   10.06%
   2011........................ 1.45% to 2.05%     27,495 12.83 to 10.05     346    0.65%    (2.93)% to  (3.52)%
   2010........................ 1.45% to 2.05%     30,856 13.22 to 10.42     396    0.83%      9.97% to    9.30%
   2009........................ 1.45% to 2.05%     34,602 12.02 to  9.53     405    1.37%     27.85% to   27.07%
   2008........................ 1.45% to 2.10%     47,853  9.40 to  7.13     421    1.35%   (35.48)% to (35.91)%
 Franklin Templeton VIP
   Founding Funds Allocation
   Fund -- Class 2 Shares
   2012........................ 1.45% to 2.55% 11,368,166  9.64 to  9.08 106,153    2.81%     13.66% to   12.39%
   2011........................ 1.45% to 2.55% 12,885,675  8.48 to  8.08 106,353    0.02%    (2.97)% to  (4.05)%
   2010........................ 1.45% to 2.55% 14,297,304  8.74 to  8.42 122,162    2.04%      8.66% to    7.44%
   2009........................ 1.45% to 2.55% 16,220,852  8.05 to  7.84 128,206    2.43%     28.36% to   26.93%
   2008........................ 1.45% to 2.55% 19,310,673  6.27 to  6.17 119,562    2.47%   (36.80)% to (37.51)%
 Mutual Shares Securities Fund
   -- Class 2 Shares
   2012........................ 1.45% to 2.40%  1,581,716 15.97 to  8.45  19,988    1.84%     12.58% to   11.50%
   2011........................ 1.45% to 2.55%  6,183,615 14.19 to  7.53  59,135    2.37%    (2.47)% to  (3.56)%
   2010........................ 1.45% to 2.55%  6,805,503 14.55 to  7.80  67,378    1.41%      9.58% to    8.36%
   2009........................ 1.45% to 2.55%  9,715,017 13.28 to  7.20  86,585    2.00%     24.22% to   22.83%
   2008........................ 1.45% to 2.55%  8,492,581 10.69 to  5.86  62,754    2.05%   (38.02)% to (38.72)%
 Templeton Foreign Securities
   Fund -- Class 1 Shares
   2012........................ 0.75% to 1.60%    745,396 14.20 to 13.26   9,998    3.24%     17.70% to   16.70%
   2011........................ 1.15% to 1.60%    817,020 11.73 to 11.36   9,374    1.95%   (11.47)% to (11.87)%
   2010........................ 0.75% to 1.60%    967,215 13.58 to 12.89  12,580    2.09%      7.86% to    6.94%
   2009........................ 1.15% to 1.60%    975,796 12.33 to 12.06  11,847    3.67%     35.76% to   35.15%
   2008........................ 1.15% to 1.60%  1,036,669  9.08 to  8.92   9,298    2.71%   (40.93)% to (41.19)%
 Templeton Foreign Securities
   Fund -- Class 2 Shares
   2012........................ 1.45% to 2.20%    126,214 19.71 to  8.90   1,688    3.17%     16.51% to   15.63%
   2011........................ 1.45% to 2.20%    103,850 16.92 to  7.70   1,285    1.67%   (11.93)% to (12.60)%
   2010........................ 1.45% to 2.20%    105,029 19.21 to  8.81   1,516    1.82%      6.84% to    6.02%
   2009........................ 1.45% to 2.20%    187,539 17.98 to  8.31   2,340    3.61%     35.06% to   34.03%
   2008........................ 1.45% to 2.20%    225,892 13.31 to  6.20   2,069    2.45%   (41.24)% to (41.69)%
 Templeton Global Bond
   Securities Fund -- Class 1
   Shares
   2012........................ 1.15% to 1.40%    668,902 18.80 to 18.42  12,374    6.57%     13.98% to   13.69%
   2011........................ 1.15% to 1.40%    748,067 16.49 to 16.20  12,165    5.58%    (1.75)% to  (1.99)%
   2010........................ 1.15% to 1.40%    758,389 16.78 to 16.53  12,576    1.62%     13.39% to   13.11%
   2009........................ 1.15% to 1.40%    715,736 14.80 to 14.62  10,490   13.68%     17.61% to   17.32%
   2008........................ 1.15% to 1.40%    663,426 12.59 to 12.46   8,285    3.90%      5.24% to    4.97%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                  EXPENSE AS A                             NET    INVESTMENT
                                  % OF AVERAGE                            ASSETS    INCOME
                                 NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                 -------------- ---------- -------------- ------- ---------- --------------------
 Templeton Growth Securities
   Fund -- Class 2 Shares
   2012......................... 1.45% to 2.20%  1,436,617  9.48 to  9.01  13,084   2.07%      19.31% to   18.40%
   2011......................... 1.45% to 2.20%  1,512,777  7.94 to  7.61  11,548   1.34%     (8.32)% to  (9.02)%
   2010......................... 1.45% to 2.30%  1,659,655  8.67 to  8.32  13,883   1.31%       5.84% to    4.93%
   2009......................... 1.45% to 2.30%  1,841,714  8.19 to  7.93  14,636   3.14%      29.20% to   28.09%
   2008......................... 1.45% to 2.30%  1,858,179  6.34 to  6.19  11,612   1.68%    (43.16)% to (43.65)%
GE Investments Funds, Inc.
 Core Value Equity Fund --
   Class 1 Shares
   2012......................... 1.45% to 2.10%  1,079,397 16.12 to 12.48  13,554   1.14%      11.76% to   11.03%
   2011......................... 1.45% to 2.10%  1,273,957 14.42 to 11.24  14,328   0.81%     (3.02)% to  (3.66)%
   2010......................... 1.45% to 2.10%  1,504,763 14.87 to 11.67  17,447   1.33%       9.96% to    9.23%
   2009......................... 1.45% to 2.10%  1,832,169 13.52 to 10.69  19,332   1.17%      23.58% to   22.77%
   2008......................... 1.45% to 2.10%  2,144,377 10.94 to  8.70  18,360   1.18%    (33.91)% to (34.35)%
 Income Fund -- Class 1 Shares
   2012......................... 0.75% to 2.35%  2,605,073 17.00 to 11.71  38,054   2.11%       4.90% to    3.20%
   2011......................... 0.75% to 2.35%  3,247,690 16.21 to 11.35  45,800   4.07%       6.40% to    4.69%
   2010......................... 0.75% to 2.35%  3,707,548 15.23 to 10.84  49,438   3.08%       6.76% to    5.04%
   2009......................... 0.75% to 2.45%  4,285,246 14.27 to 10.28  53,853   3.99%       7.07% to    5.24%
   2008......................... 0.75% to 2.45%  5,291,139 13.32 to  9.77  62,745   4.71%     (5.82)% to  (7.44)%
 Premier Growth Equity Fund --
   Class 1 Shares
   2012......................... 0.75% to 2.10%  2,489,095 12.17 to 12.01  30,758   0.83%      19.97% to   18.34%
   2011......................... 0.75% to 2.10%  3,236,743 10.14 to 10.15  33,683   0.19%     (0.28)% to  (1.63)%
   2010......................... 0.75% to 2.10%  3,817,618 10.17 to 10.32  40,199   0.23%      10.77% to    9.26%
   2009......................... 0.75% to 2.10%  4,507,878  9.18 to  9.44  43,185   0.34%      37.70% to   35.83%
   2008......................... 0.75% to 2.10%  5,527,352  6.67 to  6.95  38,718   0.35%    (37.13)% to (37.99)%
 Real Estate Securities Fund --
   Class 1 Shares
   2012......................... 0.75% to 2.55%  2,397,627 35.42 to 10.25  64,381   1.84%      15.91% to   13.81%
   2011......................... 0.75% to 2.55%  2,683,707 30.56 to  9.00  63,442   1.24%       9.03% to    7.06%
   2010......................... 0.75% to 2.55%  3,101,450 28.03 to  8.41  66,608   1.75%      27.98% to   25.66%
   2009......................... 0.75% to 2.55%  3,687,118 21.90 to  6.69  60,910   5.16%      34.75% to   32.30%
   2008......................... 0.75% to 2.55%  3,994,484 16.25 to  5.06  52,712   4.77%    (36.51)% to (37.67)%
 S&P 500(R) Index Fund
   2012......................... 0.75% to 2.55%  9,702,710 10.97 to  9.22 150,686   1.91%      14.83% to   12.74%
   2011......................... 0.75% to 2.55% 10,777,158  9.55 to  8.18 148,251   1.73%       0.94% to  (0.88)%
   2010......................... 0.75% to 2.55% 13,356,583  9.46 to  8.25 181,301   1.76%      13.98% to   11.91%
   2009......................... 0.75% to 2.55% 15,860,869  8.30 to  7.37 188,908   2.13%      25.35% to   23.08%
   2008......................... 0.75% to 2.55% 18,888,011  6.62 to  5.99 178,731   1.86%    (37.87)% to (39.00)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                               EXPENSE AS A                                        INVESTMENT
                               % OF AVERAGE                             NET ASSETS   INCOME
                              NET ASSETS (1)    UNITS      UNIT VALUE      000S    RATIO (2)    TOTAL RETURN (3)
                              -------------- ----------- -------------- ---------- ---------- --------------------
 Small-Cap Equity Fund --
   Class 1 Shares
   2012...................... 1.15% to 2.30%   1,896,838 20.84 to 12.56    36,787    0.01%      13.25% to   11.93%
   2011...................... 1.15% to 2.30%   2,406,365 18.40 to 11.22    41,381    0.00%       1.95% to    0.76%
   2010...................... 1.15% to 2.30%   2,926,019 18.05 to 11.14    49,614    0.17%      26.01% to   24.54%
   2009...................... 1.15% to 2.30%   3,608,377 14.33 to  8.94    48,754    0.00%      29.38% to   27.87%
   2008...................... 1.15% to 2.30%   4,320,863 11.07 to  6.99    45,525    0.45%    (38.31)% to (39.03)%
 Total Return Fund --
   Class 1 Shares
   2012...................... 0.75% to 2.30%  73,850,035 14.43 to 11.47   994,987    1.54%      11.70% to    9.96%
   2011...................... 0.75% to 2.30%  81,217,505 12.92 to 10.43   985,186    1.68%     (3.57)% to  (5.08)%
   2010...................... 0.75% to 2.30%  89,029,365 13.40 to 10.99 1,128,019    1.39%       8.82% to    7.12%
   2009...................... 0.75% to 2.30%  94,325,853 12.31 to 10.26 1,106,739    1.60%      19.90% to   18.03%
   2008...................... 0.75% to 2.30%  97,405,071 10.27 to  8.69   963,290    1.97%    (29.81)% to (30.91)%
 Total Return Fund --
   Class 3 Shares
   2012...................... 1.45% to 2.55%  98,775,639 11.00 to  9.28   997,523    1.29%      10.62% to    9.38%
   2011...................... 1.45% to 2.55% 110,528,192  9.94 to  8.48 1,014,142    1.45%     (4.50)% to  (5.56)%
   2010...................... 1.45% to 2.55% 120,773,570 10.41 to  8.98 1,166,699    1.17%       7.78% to    6.58%
   2009...................... 1.45% to 2.55% 128,705,519  9.66 to  8.43 1,160,078    1.46%      18.82% to   17.50%
   2008...................... 1.45% to 2.55% 125,631,080  8.13 to  7.17   962,211    2.22%    (30.39)% to (31.17)%
 U.S. Equity Fund -- Class 1
   Shares
   2012...................... 0.75% to 1.85%   2,146,107 12.02 to 11.97    25,799    1.22%      14.93% to   13.65%
   2011...................... 0.75% to 1.85%   2,531,170 10.45 to 10.53    26,806    0.71%     (3.64)% to  (4.70)%
   2010...................... 0.75% to 1.85%   3,017,807 10.85 to 11.05    33,498    0.96%       9.44% to    8.22%
   2009...................... 0.75% to 1.85%   3,605,506  9.91 to 10.21    36,983    1.15%      30.64% to   29.19%
   2008...................... 0.75% to 1.95%   4,230,957  7.59 to  7.95    33,569    1.00%    (36.54)% to (37.30)%
Goldman Sachs Variable
  Insurance Trust
 Goldman Sachs Large Cap
   Value Fund --
   Institutional Shares
   2012...................... 1.15% to 1.60%     838,830 11.09 to 10.79     9,408    1.32%      17.75% to   17.22%
   2011...................... 1.15% to 1.60%   1,018,930  9.42 to  9.21     9,728    1.14%     (8.12)% to  (8.53)%
   2010...................... 1.15% to 1.60%   1,197,528 10.25 to 10.07    12,515    0.75%       9.92% to    9.42%
   2009...................... 1.15% to 1.60%   1,447,301  9.33 to  9.20    13,793    1.71%      16.96% to   16.43%
   2008...................... 1.15% to 1.60%   1,745,320  7.98 to  7.90    14,264    1.68%    (35.28)% to (35.57)%
 Goldman Sachs Mid Cap
   Value Fund
   2012...................... 1.15% to 2.30%   2,244,886 25.67 to 12.29    53,736    1.12%      17.10% to   15.74%
   2011...................... 1.15% to 2.30%   2,611,778 21.92 to 10.62    53,592    0.71%     (7.45)% to  (8.53)%
   2010...................... 1.15% to 2.30%   3,088,859 23.68 to 11.61    69,078    0.66%      23.56% to   22.13%
   2009...................... 1.15% to 2.30%   3,701,268 19.17 to  9.50    67,223    1.73%      31.62% to   30.09%
   2008...................... 1.15% to 2.30%   4,712,147 14.56 to  7.30    65,457    0.93%    (37.78)% to (38.50)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                    EXPENSE AS A                             NET    INVESTMENT
                                    % OF AVERAGE                            ASSETS    INCOME
                                   NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                   -------------- ---------- -------------- ------- ---------- --------------------
 Goldman Sachs Money Market
   Fund -- Service Shares
   2012 (4)....................... 0.75% to 2.55% 20,290,027  9.97 to  9.89 201,609   0.00%     (0.74)% to  (2.53)%
JPMorgan Insurance Trust
 JPMorgan Insurance Trust Core
   Bond Portfolio -- Class 1
   2012........................... 1.45% to 2.20%    332,979 13.96 to 12.62   4,553   4.76%       3.80% to    3.01%
   2011........................... 1.45% to 2.20%    399,516 13.45 to 12.25   5,280   5.58%       5.90% to    5.10%
   2010........................... 1.45% to 2.20%    452,511 12.70 to 11.65   5,666   4.11%       7.65% to    6.83%
   2009........................... 1.45% to 2.20%    329,250 11.80 to 10.91   3,853   4.69%       8.06% to    7.24%
   2008........................... 1.45% to 2.20%    161,934 10.92 to 10.17   1,758   5.61%     (0.16)% to  (0.92)%
 JPMorgan Insurance Trust
   Equity Index Portfolio --
   Class 1
   2012........................... 1.45% to 2.20%    145,802 11.18 to  9.40   1,581   1.85%      13.90% to   13.03%
   2011........................... 1.45% to 2.20%    225,476  9.81 to  8.32   2,156   1.70%       0.24% to  (0.53)%
   2010........................... 1.45% to 2.20%    237,662  9.79 to  8.36   2,277   2.27%      12.75% to   11.89%
   2009........................... 1.45% to 2.20%     90,122  8.68 to  7.48     770   2.59%      24.60% to   23.66%
   2008........................... 1.45% to 2.20%     88,270  6.97 to  6.05     607   1.88%    (38.12)% to (38.59)%
 JPMorgan Insurance Trust
   International Equity Portfolio
   -- Class 1
   2012........................... 1.45% to 2.05%      5,509 15.32 to 14.98      83   2.17%      19.30% to   18.58%
   2011........................... 1.45% to 2.05%      6,457 12.84 to 12.63      82   2.00%    (12.73)% to (13.26)%
   2010........................... 1.45% to 2.05%      7,480 14.71 to 14.56     109   0.24%       5.61% to    4.96%
   2009 (4)....................... 1.45% to 2.05%      7,443 13.93 to 13.87     103   1.54%      61.67% to   60.69%
 JPMorgan Insurance Trust
   Intrepid Growth Portfolio --
   Class 1
   2012........................... 1.45% to 2.20%     59,173 11.73 to 10.29     673   0.73%      14.61% to   13.74%
   2011........................... 1.45% to 2.20%     57,894 10.23 to  9.05     578   0.94%       0.38% to  (0.38)%
   2010........................... 1.45% to 2.20%     56,215 10.20 to  9.09     561   1.13%      14.42% to   13.55%
   2009........................... 1.45% to 2.20%    102,156  8.91 to  8.00     895   0.80%      32.37% to   31.37%
   2008........................... 1.45% to 2.20%    115,124  6.73 to  6.09     765   0.94%    (40.10)% to (40.56)%
 JPMorgan Insurance Trust
   Intrepid Mid Cap Portfolio
   -- Class 1
   2012........................... 1.45% to 2.20%     47,610 10.99 to  9.41     507   0.81%      14.44% to   13.57%
   2011........................... 1.45% to 2.20%     58,290  9.60 to  8.29     545   0.81%     (2.95)% to  (3.69)%
   2010........................... 1.45% to 2.20%     59,378  9.89 to  8.60     575   1.32%      17.79% to   16.90%
   2009........................... 1.45% to 2.20%     42,682  8.40 to  7.36     352   1.58%      33.70% to   32.68%
   2008........................... 1.45% to 2.20%     48,767  6.28 to  5.55     302   0.61%    (39.70)% to (40.16)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                 EXPENSE AS A                             NET    INVESTMENT
                                 % OF AVERAGE                            ASSETS    INCOME
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
 JPMorgan Insurance Trust Mid
   Cap Growth Portfolio --
   Class 1
   2012........................ 1.45% to 2.20%     43,485 11.82 to 10.57     498   0.00%      14.42% to   13.55%
   2011........................ 1.45% to 2.20%     51,330 10.33 to  9.31     516   0.00%     (7.51)% to  (8.21)%
   2010........................ 1.45% to 2.20%     50,225 11.17 to 10.14     549   0.00%      23.81% to   22.87%
   2009........................ 1.45% to 2.20%     39,582  9.02 to  8.26     351   0.00%      40.97% to   39.89%
   2008........................ 1.45% to 2.20%     48,142  6.40 to  5.90     304   0.00%    (44.60)% to (45.03)%
 JPMorgan Insurance Trust Mid
   Cap Value Portfolio --
   Class 1
   2012........................ 1.45% to 2.05%      5,607 18.73 to 18.31     104   1.07%      18.63% to   17.90%
   2011........................ 1.45% to 2.05%      7,510 15.79 to 15.53     118   1.46%       0.68% to    0.07%
   2010........................ 1.45% to 2.05%      9,981 15.68 to 15.52     156   1.18%      21.67% to   20.93%
   2009 (4).................... 1.45% to 2.05%     11,666 12.89 to 12.84     150   0.00%      44.45% to   43.58%
 JPMorgan Insurance Trust
   Small Cap Core Portfolio --
   Class 1
   2012........................ 1.45% to 1.45%      2,639 17.93 to 17.93      47   0.25%      17.99% to   17.99%
   2011........................ 1.45% to 1.45%      1,671 15.20 to 15.20      25   0.13%     (6.15)% to  (6.15)%
   2010........................ 1.45% to 1.45%      1,863 16.19 to 16.19      30   0.00%      25.28% to   25.28%
   2009 (4).................... 1.45% to 1.45%      1,484 12.93 to 12.93      19   0.24%      45.02% to   45.02%
 JPMorgan Insurance Trust U.S.
   Equity Portfolio -- Class 1
   2012........................ 1.45% to 2.20%    121,740 12.73 to 10.42   1,501   1.48%      15.94% to   15.05%
   2011........................ 1.45% to 2.20%    201,928 10.98 to  9.05   2,161   1.13%     (3.29)% to  (4.02)%
   2010........................ 1.45% to 2.20%    198,265 11.36 to  9.43   2,201   0.93%      11.93% to   11.08%
   2009........................ 1.45% to 2.20%     88,611 10.14 to  8.49     883   2.76%      31.74% to   30.74%
   2008........................ 1.45% to 2.20%     99,638  7.70 to  6.49     757   1.07%    (35.75)% to (36.24)%
Janus Aspen Series
 Balanced Portfolio --
   Institutional Shares
   2012........................ 1.15% to 1.60%  3,628,099 39.84 to 17.35  97,256   2.77%      12.31% to   11.80%
   2011........................ 1.15% to 1.60%  4,272,526 35.48 to 15.52 101,967   2.39%       0.47% to    0.02%
   2010........................ 1.15% to 1.60%  5,017,078 35.31 to 15.51 118,984   2.76%       7.14% to    6.66%
   2009........................ 1.15% to 1.60%  5,849,723 32.96 to 14.55 130,542   2.97%      24.44% to   23.88%
   2008........................ 1.15% to 1.60%  6,782,516 26.48 to 11.74 122,794   2.59%    (16.81)% to (17.18)%
 Balanced Portfolio -- Service
   Shares
   2012........................ 1.45% to 2.55%  9,214,179 17.81 to 11.86 129,506   2.48%      11.73% to   10.48%
   2011........................ 1.45% to 2.55% 10,546,753 15.94 to 10.73 133,861   2.12%     (0.11)% to  (1.22)%
   2010........................ 1.45% to 2.55% 12,439,882 15.96 to 10.86 159,866   2.50%       6.55% to    5.36%
   2009........................ 1.45% to 2.55% 13,737,473 14.98 to 10.31 167,934   2.76%      23.76% to   22.38%
   2008........................ 1.45% to 2.55% 12,812,353 12.10 to  8.43 129,923   2.47%    (17.28)% to (18.20)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                    EXPENSE AS A                             NET    INVESTMENT
                                    % OF AVERAGE                            ASSETS    INCOME
                                   NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                   -------------- ---------- -------------- ------- ---------- --------------------
 Enterprise Portfolio --
   Institutional Shares
   2012........................... 1.15% to 1.60%  1,947,561 46.19 to 13.14  49,303   0.00%      15.94% to   15.41%
   2011........................... 1.15% to 1.60%  2,230,940 39.84 to 11.38  49,328   0.00%     (2.55)% to  (2.99)%
   2010........................... 1.15% to 1.60%  2,737,583 40.89 to 11.73  60,955   0.07%      24.40% to   23.84%
   2009........................... 1.15% to 1.60%  3,208,516 32.87 to  9.47  57,175   0.00%      43.16% to   42.51%
   2008........................... 1.15% to 1.60%  3,614,454 22.96 to  6.65  45,389   0.24%    (44.37)% to (44.62)%
 Enterprise Portfolio -- Service
   Shares
   2012........................... 1.50% to 1.70%    552,725  7.08 to  6.90   4,412   0.00%      15.23% to   14.99%
   2011........................... 1.50% to 1.70%    733,829  6.14 to  6.00   5,082   0.00%     (3.12)% to  (3.32)%
   2010........................... 1.50% to 1.70%    936,942  6.34 to  6.21   6,789   0.00%      23.64% to   23.39%
   2009........................... 1.50% to 1.70%  1,090,738  5.13 to  5.03   6,281   0.00%      42.28% to   41.99%
   2008........................... 1.50% to 1.70%  1,351,294  3.60 to  3.54   5,484   0.06%    (44.70)% to (44.81)%
 Flexible Bond Portfolio --
   Institutional Shares
   2012........................... 0.75% to 1.60%    918,120 21.35 to 19.17  21,722   3.43%       7.52% to    6.60%
   2011........................... 0.75% to 1.60%  1,004,124 19.85 to 17.98  22,217   3.73%       5.95% to    5.04%
   2010........................... 0.75% to 1.60%  1,179,594 18.74 to 17.12  24,777   3.79%       7.16% to    6.25%
   2009........................... 0.75% to 1.60%  1,339,043 17.49 to 16.11  26,360   4.63%      12.37% to   11.41%
   2008........................... 0.75% to 1.60%  1,190,335 15.56 to 14.46  21,047   4.17%       5.23% to    4.33%
 Forty Portfolio -- Institutional
   Shares
   2012........................... 0.75% to 1.60%  1,936,175 12.61 to 14.10  41,380   0.69%      23.23% to   22.17%
   2011........................... 0.75% to 1.60%  2,269,593 10.24 to 11.54  39,819   0.37%     (7.39)% to  (8.18)%
   2010........................... 0.75% to 1.60%  2,758,731 11.05 to 12.57  53,004   0.34%       5.95% to    5.05%
   2009........................... 0.75% to 1.60%  3,375,548 10.43 to 11.97  61,427   0.04%      45.24% to   44.00%
   2008........................... 0.75% to 1.60%  3,883,178  7.18 to  8.31  49,408   0.14%    (44.57)% to (45.04)%
 Forty Portfolio -- Service
   Shares
   2012........................... 1.45% to 2.55%  4,586,883 20.19 to 11.01  52,690   0.56%      22.06% to   20.69%
   2011........................... 1.45% to 2.55%  4,630,163 16.54 to  9.12  44,050   0.25%     (8.29)% to  (9.31)%
   2010........................... 1.45% to 2.55%  5,164,331 18.04 to 10.06  54,511   0.19%       4.94% to    3.77%
   2009........................... 1.45% to 2.55% 10,893,165 17.19 to  9.70 107,822   0.01%      43.90% to   42.29%
   2008........................... 1.45% to 2.55% 10,897,858 11.95 to  6.81  77,068   0.01%    (45.12)% to (45.73)%
 Global Technology Portfolio --
   Service Shares
   2012........................... 1.15% to 1.70%  1,075,593  5.64 to  5.14   5,799   0.00%      17.77% to   17.12%
   2011........................... 1.15% to 1.70%  1,319,545  4.79 to  4.39   6,061   0.00%     (9.71)% to (10.21)%
   2010........................... 1.15% to 1.70%  1,601,174  5.30 to  4.89   8,156   0.00%      22.97% to   22.28%
   2009........................... 1.15% to 1.70%  1,684,041  4.31 to  4.00   7,001   0.00%      55.09% to   54.23%
   2008........................... 1.15% to 1.70%  1,731,993  2.78 to  2.59   4,648   0.09%    (44.62)% to (44.93)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                       EXPENSE AS A                            NET   INVESTMENT
                                       % OF AVERAGE                           ASSETS   INCOME
                                      NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                      -------------- --------- -------------- ------ ---------- --------------------
 Janus Portfolio -- Institutional
   Shares
   2012.............................. 1.15% to 1.60% 2,894,203 28.92 to  9.53 49,944   0.54%      17.22% to   16.69%
   2011.............................. 1.15% to 1.60% 3,370,388 24.67 to  8.17 49,568   0.58%     (6.39)% to  (6.81)%
   2010.............................. 1.15% to 1.60% 4,095,798 26.35 to  8.76 63,582   1.08%      13.20% to   12.69%
   2009.............................. 1.15% to 1.60% 4,891,848 23.28 to  7.78 67,179   0.54%      34.78% to   34.17%
   2008.............................. 1.15% to 1.60% 5,587,425 17.27 to  5.80 57,089   0.72%    (40.42)% to (40.68)%
 Janus Portfolio -- Service Shares
   2012.............................. 1.50% to 1.70%   509,550  7.26 to  7.07  3,839   0.43%      16.51% to   16.27%
   2011.............................. 1.50% to 1.70%   633,398  6.23 to  6.08  4,115   0.44%     (6.95)% to  (7.14)%
   2010.............................. 1.50% to 1.70%   771,277  6.69 to  6.55  5,366   0.36%      12.55% to   12.32%
   2009.............................. 1.50% to 1.70%   975,931  5.95 to  5.83  6,057   0.39%      33.97% to   33.70%
   2008.............................. 1.50% to 1.70% 1,178,442  4.44 to  4.36  5,486   0.58%    (40.77)% to (40.89)%
 Overseas Portfolio -- Institutional
   Shares
   2012.............................. 0.75% to 1.60% 1,713,077 14.52 to 21.94 50,314   0.68%      12.61% to   11.65%
   2011.............................. 0.75% to 1.60% 2,051,624 12.89 to 19.65 53,699   0.47%    (32.68)% to (33.25)%
   2010.............................. 0.75% to 1.60% 2,537,925 19.15 to 29.44 99,035   0.68%      24.37% to   23.31%
   2009.............................. 0.75% to 1.60% 2,970,025 15.40 to 23.87 93,941   0.56%      78.21% to   76.69%
   2008.............................. 0.75% to 1.60% 3,413,992  8.64 to 13.51 60,693   2.75%    (52.47)% to (52.88)%
 Overseas Portfolio -- Service
   Shares
   2012.............................. 1.45% to 2.10%   448,452 28.62 to 18.74  6,292   0.59%      11.54% to   10.80%
   2011.............................. 1.45% to 2.10%   591,517 25.66 to 16.92  7,619   0.38%    (33.32)% to (33.76)%
   2010.............................. 1.45% to 2.10%   820,795 38.48 to 25.54 15,993   0.52%      23.21% to   22.40%
   2009.............................. 1.45% to 2.10% 1,103,878 31.24 to 20.86 17,431   0.40%      76.48% to   75.31%
   2008.............................. 1.45% to 2.10% 1,331,312 17.70 to 11.90 11,958   2.68%    (52.92)% to (53.24)%
 Worldwide Portfolio --
   Institutional Shares
   2012.............................. 1.15% to 1.60% 2,560,336 32.69 to  9.64 51,867   0.85%      18.69% to   18.16%
   2011.............................. 1.15% to 1.60% 2,980,577 27.54 to  8.16 51,192   0.57%    (14.73)% to (15.12)%
   2010.............................. 1.15% to 1.60% 3,542,088 32.30 to  9.61 70,639   0.61%      14.50% to   13.99%
   2009.............................. 1.15% to 1.60% 4,069,088 28.21 to  8.43 70,423   1.41%      36.12% to   35.50%
   2008.............................. 1.15% to 1.60% 4,749,869 20.72 to  6.22 60,413   1.16%    (45.30)% to (45.55)%
 Worldwide Portfolio -- Service
   Shares
   2012.............................. 1.50% to 1.70%   697,274  6.23 to  6.08  4,576   0.74%      18.06% to   17.82%
   2011.............................. 1.50% to 1.70%   891,449  5.28 to  5.16  4,956   0.47%    (15.28)% to (15.45)%
   2010.............................. 1.50% to 1.70% 1,036,356  6.23 to  6.10  6,800   0.48%      13.79% to   13.56%
   2009.............................. 1.50% to 1.70% 1,278,506  5.48 to  5.37  7,398   1.26%      35.34% to   35.07%
   2008.............................. 1.50% to 1.70% 1,533,563  4.05 to  3.98  6,583   0.98%    (45.64)% to (45.75)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                    EXPENSE AS A                            NET   INVESTMENT
                                    % OF AVERAGE                           ASSETS   INCOME
                                   NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                   -------------- --------- -------------- ------ ---------- --------------------
Legg Mason Partners Variable
  Equity Trust
 Legg Mason ClearBridge Variable
   Aggressive Growth Portfolio --
   Class II
   2012........................... 1.45% to 2.30%   290,638 17.59 to 11.83  4,805   0.13%      16.74% to   15.73%
   2011........................... 1.45% to 2.30%   382,148 15.07 to 10.22  5,388   0.00%       0.68% to  (0.18)%
   2010........................... 1.45% to 2.30%   426,545 14.97 to 10.24  5,856   0.00%      22.91% to   21.85%
   2009........................... 1.45% to 2.30%   547,645 12.18 to  8.41  6,069   0.00%      32.25% to   31.11%
   2008........................... 1.45% to 2.30%   686,157  9.21 to  6.41  5,736   0.00%    (41.44)% to (41.95)%
 Legg Mason ClearBridge Variable
   Equity Income Builder
   Portfolio -- Class I
   2012........................... 1.15% to 1.60%   585,520 10.46 to 10.20  6,014   3.00%      12.89% to   12.38%
   2011........................... 1.15% to 1.60%   557,518  9.27 to  9.07  5,086   3.52%       6.66% to    6.18%
   2010........................... 1.15% to 1.60%   543,444  8.69 to  8.55  4,661   3.77%      10.97% to   10.47%
   2009........................... 1.15% to 1.60%   709,576  7.83 to  7.74  5,503   3.20%      21.49% to   20.94%
   2008........................... 1.15% to 1.60%   825,947  6.45 to  6.40  5,292   0.95%    (35.77)% to (36.06)%
 Legg Mason ClearBridge Variable
   Equity Income Builder
   Portfolio -- Class II
   2012........................... 1.45% to 2.45%   724,572 10.22 to  9.64  7,181   2.70%      12.42% to   11.28%
   2011........................... 1.45% to 2.45%   805,885  9.09 to  8.66  7,131   2.95%       6.15% to    5.08%
   2010........................... 1.45% to 2.45%   952,213  8.56 to  8.25  7,983   3.72%      10.49% to    9.37%
   2009........................... 1.45% to 2.45% 1,032,646  7.75 to  7.54  7,872   3.21%      20.85% to   19.63%
   2008........................... 1.45% to 2.45% 1,058,150  6.41 to  6.30  6,715   0.97%    (35.90)% to (36.55)%
 Legg Mason ClearBridge Variable
   Fundamental All Cap Value
   Portfolio -- Class I
   2012........................... 1.45% to 2.30%   691,272  9.11 to  8.68  6,251   1.62%      13.31% to   12.33%
   2011........................... 1.45% to 2.30%   823,601  8.04 to  7.72  6,578   1.24%     (7.55)% to  (8.35)%
   2010........................... 1.45% to 2.30% 1,013,465  8.70 to  8.43  8,765   1.62%      14.91% to   13.92%
   2009........................... 1.45% to 2.30% 1,223,937  7.57 to  7.40  9,226   1.33%      27.48% to   26.38%
   2008........................... 1.45% to 2.30% 1,421,022  5.94 to  5.85  8,415   1.63%    (37.50)% to (38.04)%
 Legg Mason ClearBridge Variable
   Large Cap Value Portfolio --
   Class I
   2012........................... 1.15% to 1.60%   595,426 20.10 to 14.09 10,197   2.25%      15.16% to   14.64%
   2011........................... 1.15% to 1.60%   672,455 17.46 to 12.29 10,003   2.22%       3.75% to    3.28%
   2010........................... 1.15% to 1.60%   755,761 16.82 to 11.90 10,871   2.91%       8.21% to    7.72%
   2009........................... 1.15% to 1.60%   886,599 15.55 to 11.04 11,860   1.84%      23.07% to   22.51%
   2008........................... 1.15% to 1.60% 1,153,097 12.63 to  9.02 12,556   1.10%    (36.37)% to (36.65)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                     EXPENSE AS A                            NET   INVESTMENT
                                     % OF AVERAGE                           ASSETS   INCOME
                                    NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
Legg Mason Partners Variable
  Income Trust
 Western Asset Variable Strategic
   Bond Portfolio -- Class I
   2012............................ 1.15% to 1.60%   815,687 18.84 to 17.15 14,576   2.72%       6.52% to    6.05%
   2011............................ 1.15% to 1.60%   849,416 17.68 to 16.18 14,295   3.58%       5.65% to    5.17%
   2010............................ 1.15% to 1.60%   916,784 16.74 to 15.38 14,572   2.66%      10.54% to   10.04%
   2009............................ 1.15% to 1.60% 1,054,243 15.14 to 13.98 15,214   4.36%      20.41% to   19.87%
   2008............................ 1.15% to 1.60% 1,282,652 12.58 to 11.66 15,422   5.45%    (17.98)% to (18.35)%
MFS(R) Variable Insurance Trust
 MFS(R) Investors Growth Stock
   Series -- Service Class Shares
   2012............................ 1.45% to 2.30%   935,280 15.67 to 12.15  8,671   0.22%      14.99% to   13.99%
   2011............................ 1.45% to 2.30% 1,156,186 13.63 to 10.66  9,468   0.25%     (1.08)% to  (1.93)%
   2010............................ 1.45% to 2.30% 1,375,271 13.77 to 10.87 11,452   0.30%      10.53% to    9.57%
   2009............................ 1.45% to 2.30% 1,761,025 12.46 to  9.92 13,156   0.45%      37.08% to   35.90%
   2008............................ 1.45% to 2.30% 2,114,412  9.09 to  7.30 11,423   0.30%    (37.90)% to (38.43)%
 MFS(R) Investors Trust Series --
   Service Class Shares
   2012............................ 1.45% to 1.95%   645,995 16.40 to 12.91  7,265   0.71%      17.11% to   16.51%
   2011............................ 1.45% to 1.95%   809,245 14.00 to 11.08  7,830   0.73%     (3.83)% to  (4.32)%
   2010............................ 1.45% to 1.95% 1,013,295 14.56 to 11.58 10,256   1.03%       9.27% to    8.72%
   2009............................ 1.45% to 1.95% 1,214,776 13.33 to 10.65 11,262   1.33%      24.72% to   24.09%
   2008............................ 1.45% to 1.95% 1,448,454 10.68 to  8.58 10,745   0.53%    (34.22)% to (34.56)%
 MFS(R) New Discovery Series --
   Service Class Shares
   2012............................ 1.15% to 2.30% 1,502,506 21.47 to 15.08 21,100   0.00%      19.50% to   18.11%
   2011............................ 1.15% to 2.30% 1,887,765 17.96 to 12.77 22,864   0.00%    (11.52)% to (12.55)%
   2010............................ 1.15% to 2.30% 2,259,582 20.30 to 14.60 31,137   0.00%      34.38% to   32.82%
   2009............................ 1.15% to 2.30% 2,361,297 15.11 to 10.99 23,923   0.00%      61.05% to   59.18%
   2008............................ 1.15% to 2.30% 2,398,120  9.38 to  6.91 15,141   0.00%    (40.22)% to (40.91)%
 MFS(R) Strategic Income Series --
   Service Class Shares
   2012............................ 1.45% to 1.45%     4,797 15.14 to 15.14     73   5.69%       9.00% to    9.00%
   2011............................ 1.45% to 1.45%     5,605 13.89 to 13.89     78   5.36%       3.02% to    3.02%
   2010............................ 1.45% to 1.45%     5,711 13.48 to 13.48     77   4.19%       8.20% to    8.20%
   2009............................ 1.45% to 2.20%    37,014 12.46 to 10.32    425   9.57%      22.09% to   21.16%
   2008............................ 1.45% to 2.20%    40,658 10.21 to  8.52    387   1.52%    (13.54)% to (14.20)%
 MFS(R) Total Return Series --
   Service Class Shares
   2012............................ 1.45% to 2.55% 5,307,438 14.72 to  9.66 60,562   2.53%       9.32% to    8.10%
   2011............................ 1.45% to 2.55% 5,998,409 13.47 to  8.94 63,219   2.32%       0.12% to  (1.00)%
   2010............................ 1.45% to 2.55% 7,134,030 13.45 to  9.03 75,384   2.53%       8.04% to    6.84%
   2009............................ 1.45% to 2.55% 7,403,982 12.45 to  8.45 72,982   3.27%      16.02% to   14.72%
   2008............................ 1.45% to 2.55% 6,932,090 10.73 to  7.37 59,746   2.88%    (23.45)% to (24.30)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                      EXPENSE AS A                            NET   INVESTMENT
                                      % OF AVERAGE                           ASSETS   INCOME
                                     NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                     -------------- --------- -------------- ------ ---------- --------------------
 MFS(R) Utilities Series -- Service
   Class Shares
   2012............................. 1.45% to 2.30% 1,301,678 30.81 to 16.08 26,138   6.30%      11.57% to   10.60%
   2011............................. 1.45% to 2.30% 1,666,379 27.62 to 14.53 30,051   2.93%       4.97% to    4.06%
   2010............................. 1.45% to 2.20% 1,920,129 26.31 to 16.02 33,264   3.13%      11.87% to   11.02%
   2009............................. 1.45% to 2.20% 2,321,427 23.52 to 14.43 36,538   4.83%      30.94% to   29.95%
   2008............................. 1.45% to 2.20% 2,903,994 17.96 to 11.11 35,664   1.34%    (38.71)% to (39.18)%
Oppenheimer Variable Account
  Funds
 Oppenheimer Balanced Fund/VA
   -- Non-Service Shares
   2012............................. 1.15% to 1.60%   637,284 37.48 to 11.74 15,035   1.32%      11.04% to   10.54%
   2011............................. 1.15% to 1.60%   765,176 33.76 to 10.62 15,912   2.34%     (0.44)% to  (0.88)%
   2010............................. 1.15% to 1.60%   875,761 33.91 to 10.71 18,467   1.47%      11.62% to   11.11%
   2009............................. 1.15% to 1.60% 1,080,019 30.38 to  9.64 19,935   0.00%      20.49% to   19.95%
   2008............................. 1.15% to 1.60% 1,361,701 25.21 to  8.04 20,718   3.05%    (44.12)% to (44.38)%
 Oppenheimer Balanced Fund/VA
   -- Service Shares
   2012............................. 1.45% to 2.55% 3,499,655 10.07 to  7.40 30,730   1.19%      10.48% to    9.24%
   2011............................. 1.45% to 2.55% 4,129,168  9.12 to  6.78 33,312   2.12%     (1.07)% to  (2.17)%
   2010............................. 1.45% to 2.55% 4,785,055  9.22 to  6.93 39,331   1.18%      11.04% to    9.81%
   2009............................. 1.45% to 2.55% 5,204,659  8.30 to  6.31 38,589   0.00%      19.84% to   18.50%
   2008............................. 1.45% to 2.55% 5,107,592  6.93 to  5.33 32,033   2.56%    (44.43)% to (45.06)%
 Oppenheimer Capital
   Appreciation Fund/VA -- Non-
   Service Shares
   2012............................. 1.15% to 1.60% 1,263,178 62.45 to 11.64 34,442   0.66%      12.80% to   12.29%
   2011............................. 1.15% to 1.60% 1,453,746 55.37 to 10.37 35,089   0.38%     (2.28)% to  (2.72)%
   2010............................. 1.15% to 1.60% 1,670,872 56.66 to 10.66 42,219   0.18%       8.16% to    7.67%
   2009............................. 1.15% to 1.60% 2,013,353 52.39 to  9.90 47,003   0.33%      42.86% to   42.21%
   2008............................. 1.15% to 1.60% 2,410,505 36.67 to  6.96 39,245   0.15%    (46.15)% to (46.39)%
 Oppenheimer Capital
   Appreciation Fund/VA --
   Service Shares
   2012............................. 1.45% to 2.10%   477,818 14.20 to 10.57  6,124   0.40%      12.15% to   11.41%
   2011............................. 1.45% to 2.10%   618,224 12.66 to  9.48  7,046   0.11%     (2.80)% to  (3.44)%
   2010............................. 1.45% to 2.10%   748,903 13.02 to  9.82  8,938   0.00%       7.56% to    6.85%
   2009............................. 1.45% to 2.10%   894,281 12.11 to  9.19 10,092   0.01%      42.06% to   41.13%
   2008............................. 1.45% to 2.10%   877,284  8.52 to  6.03  7,287   0.00%    (46.45)% to (46.81)%
 Oppenheimer Core Bond Fund/
   VA -- Non-Service Shares
   2012............................. 1.15% to 1.60% 1,006,154 26.05 to 11.12 17,193   4.88%       9.02% to    8.53%
   2011............................. 1.15% to 1.60% 1,125,367 23.90 to 10.24 17,717   6.03%       7.03% to    6.54%
   2010............................. 1.15% to 1.60% 1,318,800 22.33 to  9.62 19,585   1.89%      10.13% to    9.64%
   2009............................. 1.15% to 1.60% 1,526,681 20.27 to  8.77 20,608   0.00%       8.35% to    7.86%
   2008............................. 1.15% to 1.60% 1,873,787 18.71 to  8.13 23,110   4.96%    (39.75)% to (40.02)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                 EXPENSE AS A                             NET    INVESTMENT
                                 % OF AVERAGE                            ASSETS    INCOME
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
 Oppenheimer Global Securities
   Fund/VA -- Service Shares
   2012........................ 1.45% to 2.55%  6,809,551 22.28 to  9.20  87,759   1.96%      19.19% to   17.86%
   2011........................ 1.45% to 2.55%  8,427,683 18.69 to  7.80  91,537   1.09%     (9.85)% to (10.86)%
   2010........................ 1.45% to 2.55%  9,262,736 20.73 to  8.75 114,692   1.24%      14.03% to   12.76%
   2009........................ 1.45% to 2.55% 10,027,128 18.18 to  7.76 110,762   1.97%      37.33% to   35.80%
   2008........................ 1.45% to 2.55% 10,638,744 13.24 to  5.72  88,007   1.16%    (41.20)% to (41.86)%
 Oppenheimer Global Strategic
   Income Fund/VA -- Non-
   Service Shares
   2012 (4).................... 1.15% to 1.60%    708,497 10.16 to 10.15   7,194   0.00%       8.96% to    8.48%
 Oppenheimer Main Street
   Fund/VA -- Service Shares
   2012........................ 1.45% to 2.55%  9,848,658 15.47 to  9.05 103,179   0.63%      14.91% to   13.63%
   2011........................ 1.45% to 2.55% 19,633,750 13.46 to  7.97 178,430   0.59%     (1.76)% to  (2.85)%
   2010........................ 1.45% to 2.55% 21,482,149 13.70 to  8.20 199,988   0.92%      14.15% to   12.87%
   2009........................ 1.45% to 2.55% 14,823,506 12.01 to  7.27 122,473   1.62%      26.14% to   24.73%
   2008........................ 1.45% to 2.55% 14,173,335  9.52 to  5.83  94,330   0.85%    (39.52)% to (40.19)%
 Oppenheimer Main Street
   Small- & Mid-Cap Fund(R)/
   VA -- Service Shares
   2012........................ 1.45% to 2.55%  7,464,719 21.32 to  9.49  95,846   0.33%      15.96% to   14.66%
   2011........................ 1.45% to 2.55%  8,847,664 18.38 to  8.27  99,655   0.40%     (3.80)% to  (4.87)%
   2010........................ 1.45% to 2.55%  9,545,251 19.11 to  8.70 113,141   0.25%      21.27% to   19.92%
   2009........................ 1.45% to 2.55%  3,767,565 15.76 to  7.25  44,935   0.66%      34.90% to   33.39%
   2008........................ 1.45% to 2.55%  3,816,221 11.68 to  5.44  34,361   0.26%    (38.90)% to (39.59)%
 Oppenheimer Small- & Mid-
   Cap Growth Fund/VA --
   Non-Service Shares
   2012........................ 1.15% to 1.60%    966,629 52.30 to 10.77  26,703   0.00%      15.10% to   14.58%
   2011........................ 1.15% to 1.60%  1,083,970 45.44 to  9.40  26,518   0.00%     (0.06)% to  (0.52)%
   2010........................ 1.15% to 1.60%  1,116,144 45.47 to  9.45  29,147   0.00%      26.00% to   25.43%
   2009........................ 1.15% to 1.60%  1,303,483 36.09 to  7.53  26,548   0.00%      31.08% to   30.49%
   2008........................ 1.15% to 1.60%  1,528,898 27.53 to  5.77  23,783   0.00%    (49.66)% to (49.88)%
 Oppenheimer Small- & Mid-
   Cap Growth Fund/VA --
   Service Shares
   2012........................ 1.45% to 1.85%    199,354 15.34 to 11.77   3,033   0.00%      14.48% to   14.01%
   2011........................ 1.45% to 1.95%    222,566 13.40 to  9.73   2,955   0.00%     (0.62)% to  (1.13)%
   2010........................ 1.45% to 1.95%    225,234 13.48 to  9.84   3,002   0.00%      25.32% to   24.68%
   2009........................ 1.45% to 1.95%    215,778 10.76 to  7.89   2,296   0.00%      30.34% to   29.68%
   2008........................ 1.45% to 1.95%    246,430  8.25 to  6.09   2,009   0.00%    (49.95)% to (50.20)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                  EXPENSE AS A                             NET    INVESTMENT
                                  % OF AVERAGE                            ASSETS    INCOME
                                 NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                 -------------- ---------- -------------- ------- ---------- --------------------
PIMCO Variable Insurance Trust
 All Asset Portfolio -- Advisor
   Class Shares
   2012......................... 1.45% to 2.20%  1,909,474 14.36 to 13.22  27,015   4.78%      13.14% to   12.28%
   2011......................... 1.45% to 2.45%  1,500,409 12.69 to 11.61  18,768   7.38%       0.45% to  (0.57)%
   2010......................... 1.45% to 2.20%  1,941,939 12.64 to 12.10  24,305   7.74%      11.37% to   10.52%
   2009......................... 1.45% to 2.20%    965,004 11.35 to 10.95  10,837   6.83%      19.67% to   18.76%
   2008......................... 1.45% to 2.20%  1,019,981  9.48 to  9.22   9,607   5.38%    (17.13)% to (17.76)%
 Foreign Bond Portfolio (U.S.
   Dollar Hedged) --
   Administrative Class Shares
   2012......................... 1.50% to 1.70%    265,684 17.57 to 17.13   4,617   2.27%       9.18% to    8.96%
   2011......................... 1.50% to 1.70%    267,219 16.09 to 15.72   4,250   2.12%       5.16% to    4.95%
   2010......................... 1.50% to 1.70%    329,160 15.30 to 14.98   4,985   1.85%       6.86% to    6.65%
   2009......................... 1.50% to 1.70%    377,728 14.32 to 14.04   5,351   3.39%      13.86% to   13.63%
   2008......................... 1.50% to 1.70%    442,196 12.57 to 12.36   5,501   3.05%     (3.86)% to  (4.05)%
 High Yield Portfolio --
   Administrative Class Shares
   2012......................... 1.45% to 2.55%  5,236,457 17.79 to 12.54  87,908   5.78%      12.64% to   11.38%
   2011......................... 1.45% to 2.55%  6,538,056 15.80 to 11.25  95,330   6.96%       1.85% to    0.71%
   2010......................... 1.45% to 2.55%  7,853,172 15.51 to 11.18 113,843   7.26%      12.81% to   11.55%
   2009......................... 1.45% to 2.55%  8,517,858 13.75 to 10.02 113,504   8.70%      38.23% to   36.69%
   2008......................... 1.45% to 2.55%  7,997,415  9.95 to  7.33  77,572   7.68%    (24.62)% to (25.46)%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2012......................... 1.45% to 2.55%  1,598,800 18.43 to 15.54  34,401   2.16%       2.92% to    1.76%
   2011......................... 1.45% to 2.55%  1,942,373 17.91 to 15.27  41,059   2.78%      25.99% to   24.59%
   2010......................... 1.45% to 2.55%  2,490,396 14.21 to 12.26  41,299   3.74%       9.99% to    8.76%
   2009......................... 1.45% to 2.55%  5,493,956 12.92 to 11.27  75,552   3.76%     (5.77)% to  (6.82)%
   2008......................... 1.45% to 2.55%  5,739,941 13.71 to 12.10  88,048   3.70%      15.60% to   14.31%
 Low Duration Portfolio --
   Administrative Class Shares
   2012......................... 1.45% to 2.55% 17,628,881 12.80 to 11.61 214,455   1.91%       4.31% to    3.15%
   2011......................... 1.45% to 2.55% 19,503,793 12.27 to 11.25 227,805   1.68%     (0.35)% to  (1.46)%
   2010......................... 1.45% to 2.55% 21,125,272 12.32 to 11.42 248,281   1.62%       3.76% to    2.60%
   2009......................... 1.45% to 2.55% 24,727,901 11.87 to 11.13 280,887   3.48%      11.68% to   10.43%
   2008......................... 1.45% to 2.55% 18,915,673 10.63 to 10.08 194,038   4.03%     (1.86)% to  (2.96)%
 Total Return Portfolio --
   Administrative Class Shares
   2012......................... 1.15% to 2.55% 24,948,963 16.23 to 13.55 402,605   2.57%       8.32% to    6.79%
   2011......................... 1.15% to 2.55% 26,341,332 14.98 to 12.69 392,665   2.62%       2.42% to    0.97%
   2010......................... 1.15% to 2.55% 31,591,358 14.63 to 12.57 464,840   2.41%       6.86% to    5.35%
   2009......................... 1.15% to 2.55% 28,509,454 13.69 to 11.93 406,290   5.20%      12.73% to   11.13%
   2008......................... 1.15% to 2.55% 24,894,819 12.14 to 10.73 323,751   4.46%       3.59% to    2.12%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                     EXPENSE AS A                            NET   INVESTMENT
                                     % OF AVERAGE                           ASSETS   INCOME
                                    NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
Rydex Variable Trust
   NASDAQ -- 100(R) Fund...........
   2012............................ 1.45% to 1.85%   588,292 19.30 to 14.24  4,281   0.00%      15.07% to   14.61%
   2011............................ 1.45% to 1.95%   885,389 16.78 to 13.50  5,139   0.00%       0.69% to    0.18%
   2010............................ 1.45% to 2.10%   830,325 16.66 to 12.18  5,295   0.00%      16.77% to   16.00%
   2009............................ 1.45% to 2.10% 1,209,561 14.27 to 10.50  6,737   0.00%      49.80% to   48.81%
   2008............................ 1.45% to 2.20% 1,299,162  9.52 to  7.71  4,760   0.15%    (42.76)% to (43.19)%
The Alger Portfolios
 Alger Large Cap Growth Portfolio
   -- Class I-2 Shares
   2012............................ 1.15% to 1.60% 2,080,239 22.36 to  9.64 30,100   1.15%       8.60% to    8.11%
   2011............................ 1.15% to 1.60% 2,429,489 20.59 to  8.92 32,583   1.01%     (1.49)% to  (1.94)%
   2010............................ 1.15% to 1.60% 2,853,332 20.90 to  9.09 38,885   0.75%      12.08% to   11.58%
   2009............................ 1.15% to 1.60% 3,296,237 18.65 to  8.15 40,195   0.66%      45.88% to   45.22%
   2008............................ 1.15% to 1.60% 3,822,849 12.78 to  5.61 32,079   0.23%    (46.78)% to (47.02)%
 Alger Small Cap Growth Portfolio
   -- Class I-2 Shares
   2012............................ 1.15% to 1.60% 1,903,977 16.23 to 12.18 27,092   0.00%      11.20% to   10.70%
   2011............................ 1.15% to 1.60% 2,224,487 14.60 to 11.00 28,548   0.00%     (4.29)% to  (4.73)%
   2010............................ 1.15% to 1.60% 2,612,290 15.25 to 11.55 35,106   0.00%      23.85% to   23.30%
   2009............................ 1.15% to 1.60% 2,946,423 12.31 to  9.37 32,091   0.00%      43.83% to   43.18%
   2008............................ 1.15% to 1.60% 3,365,920  8.56 to  6.54 25,618   0.00%    (47.22)% to (47.46)%
The Prudential Series Fund
 Jennison 20/20 Focus Portfolio --
   Class II Shares
   2012............................ 1.45% to 2.55%   451,696 20.48 to  9.73  8,450   0.00%       9.01% to    7.79%
   2011............................ 1.45% to 2.55%   539,471 18.79 to  9.03  9,289   0.00%     (5.89)% to  (6.94)%
   2010............................ 1.45% to 2.55%   749,996 19.96 to  9.70 13,901   0.00%       5.81% to    4.63%
   2009............................ 1.45% to 2.55% 1,090,971 18.87 to  9.28 19,200   0.00%      55.12% to   53.39%
   2008............................ 1.45% to 2.55%   883,787 12.16 to  6.05  9,979   0.00%    (40.28)% to (40.95)%
 Jennison Portfolio -- Class II
   Shares
   2012............................ 1.45% to 2.30%   165,470 17.18 to 11.86  2,481   0.00%      14.05% to   13.06%
   2011............................ 1.45% to 2.30%   214,604 15.07 to 10.49  2,808   0.00%     (1.53)% to  (2.38)%
   2010............................ 1.45% to 2.30%   204,064 15.30 to 10.75  2,678   0.02%       9.83% to    8.89%
   2009............................ 1.45% to 2.30%   246,625 13.93 to  9.87  2,904   0.28%      40.53% to   39.32%
   2008............................ 1.45% to 2.30%   287,151  9.91 to  7.09  2,331   0.07%    (38.46)% to (38.99)%
 Natural Resources Portfolio --
   Class II Shares
   2012............................ 1.45% to 2.55% 2,549,773 19.88 to  9.35 31,670   0.00%     (4.33)% to  (5.40)%
   2011............................ 1.45% to 2.55% 1,838,037 20.78 to  9.88 28,701   0.00%    (20.52)% to (21.40)%
   2010............................ 1.45% to 2.55% 2,106,882 26.14 to 12.57 44,145   0.08%      25.63% to   24.23%
   2009............................ 1.45% to 2.55% 3,326,772 20.81 to 10.12 51,535   0.30%      73.85% to   71.91%
   2008............................ 1.45% to 2.55% 3,104,821 11.97 to  5.89 26,572   0.27%    (53.87)% to (54.38)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2012

                                        EXPENSE AS A                          NET   INVESTMENT
                                        % OF AVERAGE                         ASSETS   INCOME
                                       NET ASSETS (1)  UNITS    UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                       -------------- ------- -------------- ------ ---------- --------------------
 SP International Growth Portfolio --
   Class II Shares
   2012............................... 1.55% to 1.55%   1,322 10.28 to 10.28    14    0.00%      19.97% to   19.97%
   2011............................... 1.55% to 1.55%   1,395  8.57 to  8.57    12    0.45%    (16.63)% to (16.63)%
   2010............................... 1.55% to 1.55%   1,472 10.28 to 10.28    15    1.18%      12.05% to   12.05%
   2009............................... 1.55% to 1.55%   1,554  9.17 to  9.17    14    0.67%      34.33% to   34.33%
   2008............................... 1.55% to 1.55%   8,967  6.83 to  6.83    61    1.34%    (51.25)% to (51.25)%
 SP Prudential U.S. Emerging Growth
   Portfolio -- Class II Shares
   2012............................... 1.55% to 1.55%   1,637 16.47 to 16.47    27    0.00%      14.64% to   14.64%
   2011............................... 1.55% to 1.55%   1,657 14.37 to 14.37    24    0.21%       0.20% to    0.20%
   2010............................... 1.55% to 1.55%   1,809 14.34 to 14.34    26    0.23%      18.10% to   18.10%
   2009............................... 1.55% to 1.55%   1,719 12.14 to 12.14    21    0.22%      38.99% to   38.99%
   2008............................... 1.55% to 1.55%   1,855  8.74 to  8.74    16    0.00%    (37.23)% to (37.23)%
Wells Fargo Variable Trust
 Wells Fargo Advantage VT Omega
   Growth Fund -- Class 2
   2012............................... 1.45% to 1.95% 171,514 13.92 to 13.75 2,384    0.00%      18.64% to   18.04%
   2011............................... 1.45% to 1.95% 414,789 11.74 to 11.65 4,860    0.00%     (6.91)% to  (7.38)%
   2010 (4)........................... 1.45% to 1.95% 214,337 12.61 to 12.58 2,701    0.00%      64.92% to   64.09%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.
(4)The ratios of expenses and net investment income to average net assets are annualized for periods less than a year.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

    (WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THEREON)

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                       PAGE
                                                                                                       ----
Financial Statements:
   Report of KPMG LLP, Independent Registered Public Accounting Firm.................................. F-1
   Consolidated Balance Sheets as of December 31, 2012 and 2011....................................... F-2
   Consolidated Statements of Income for the years ended December 31, 2012, 2011 and 2010............. F-3
   Consolidated Statements of Comprehensive Income for the years ended December 31, 2012,
     2011 and 2010.................................................................................... F-4
   Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2012,
     2011 and 2010.................................................................................... F-5
   Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010......... F-6
   Notes to Consolidated Financial Statements......................................................... F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2012. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

   As discussed in note 2 to the consolidated financial statements, effective January 1, 2012, the Company retrospectively adopted guidance relating to the presentation of comprehensive income and a change in accounting for costs associated with acquiring and renewing insurance contracts, and retrospectively changed its method of accounting for the liability of future policy benefits for level premium term life insurance policies. In addition, the Company changed its method of accounting for embedded credit derivatives and variable interest entities in 2010.

/s/ KPMG LLP

Richmond, Virginia
April 8, 2013

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
           (AMOUNTS IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                DECEMBER 31,
                                                                                            --------------------
                                                                                               2012       2011
                                                                                            ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value......................... $13,626.4  $13,843.4
       Equity securities available-for-sale, at fair value.................................      64.1       59.1
       Commercial mortgage loans...........................................................   1,639.1    1,836.5
       Restricted commercial mortgage loans related to securitization entity...............      64.5       86.1
       Policy loans........................................................................     509.1      518.2
       Other invested assets ($-- and $1.4 restricted).....................................   1,181.3    1,266.1
                                                                                            ---------  ---------
              Total investments............................................................  17,084.5   17,609.4
   Cash and cash equivalents...............................................................     822.1      830.4
   Accrued investment income...............................................................     131.0      136.1
   Deferred acquisition costs..............................................................   2,624.5    2,604.1
   Intangible assets.......................................................................     182.8      228.1
   Goodwill................................................................................     303.9      450.9
   Reinsurance recoverable.................................................................   7,893.0    7,891.0
   Other assets............................................................................     463.1      454.7
   Separate account assets.................................................................   9,060.4    9,231.7
                                                                                            ---------  ---------
              Total assets................................................................. $38,565.3  $39,436.4
                                                                                            =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits.............................................................. $ 9,860.6  $ 9,923.5
       Policyholder account balances.......................................................  10,477.0   10,367.0
       Liability for policy and contract claims............................................     233.1      312.7
       Unearned premiums...................................................................      11.1       12.3
       Other liabilities...................................................................     495.2      495.7
       Non-recourse funding obligations....................................................   2,254.2    3,531.0
       Borrowings related to securitization entity, at fair value..........................      64.6       88.0
       Deferred tax liability..............................................................   1,271.7      825.4
       Separate account liabilities........................................................   9,060.4    9,231.7
                                                                                            ---------  ---------
              Total liabilities............................................................  33,727.9   34,787.3
                                                                                            ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)...........................................................      25.6       25.6
       Additional paid-in capital..........................................................   4,849.4    4,719.9
                                                                                            ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities not other-than-
                temporarily impaired.......................................................     531.2      270.8
              Net unrealized gains (losses) on other-than-temporarily impaired
                securities.................................................................     (32.6)     (80.6)
                                                                                            ---------  ---------
          Net unrealized investment gains (losses).........................................     498.6      190.2
                                                                                            ---------  ---------
          Derivatives qualifying as hedges.................................................      47.2       51.8
                                                                                            ---------  ---------
       Total accumulated other comprehensive income (loss).................................     545.8      242.0
       Retained deficit....................................................................    (583.4)    (338.4)
                                                                                            ---------  ---------
              Total stockholder's equity...................................................   4,837.4    4,649.1
                                                                                            ---------  ---------
              Total liabilities and stockholder's equity................................... $38,565.3  $39,436.4
                                                                                            =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                             (AMOUNTS IN MILLIONS)

                                                                               YEARS ENDED DECEMBER 31,
                                                                             ----------------------------
                                                                               2012      2011      2010
                                                                             --------  --------  --------
Revenues:
Premiums.................................................................... $  472.8  $  837.8  $  911.7
Net investment income.......................................................    693.9     725.6     717.6
Net investment gains (losses)...............................................    (86.9)   (182.0)   (111.7)
Policy fees and other income................................................    853.5     764.9     570.9
                                                                             --------  --------  --------
   Total revenues...........................................................  1,933.3   2,146.3   2,088.5
                                                                             --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves...............................  1,028.0   1,196.6   1,163.4
Interest credited...........................................................    305.7     299.7     303.4
Acquisition and operating expenses, net of deferrals........................    266.3     295.8     317.8
Amortization of deferred acquisition costs and intangibles..................    335.6     183.8     188.7
Goodwill impairment.........................................................    147.0        --        --
Interest expense............................................................     87.1     111.7     108.9
                                                                             --------  --------  --------
   Total benefits and expenses..............................................  2,169.7   2,087.6   2,082.2
                                                                             --------  --------  --------
Income (loss) before income taxes and equity in net income (loss) of
  unconsolidated subsidiary.................................................   (236.4)     58.7       6.3
Provision (benefit) for income taxes........................................    (59.4)      4.6     (47.1)
                                                                             --------  --------  --------
Net income (loss) before equity in net income (loss) of unconsolidated
  subsidiary................................................................   (177.0)     54.1      53.4
Equity in net income (loss) of unconsolidated subsidiary....................     45.5      (7.5)     21.7
                                                                             --------  --------  --------
Net income (loss)........................................................... $ (131.5) $   46.6  $   75.1
                                                                             ========  ========  ========
Supplemental disclosures:
Total other-than-temporary impairments...................................... $  (24.0) $  (43.5) $  (57.1)
Portion of other-than-temporary impairments included in other comprehensive
  income (loss).............................................................    (25.0)     (6.0)    (29.5)
                                                                             --------  --------  --------
Net other-than-temporary impairments........................................    (49.0)    (49.5)    (86.6)
Other investment gains (losses).............................................    (37.9)   (132.5)    (25.1)
                                                                             --------  --------  --------
Total net investment gains (losses)......................................... $  (86.9) $ (182.0) $ (111.7)
                                                                             ========  ========  ========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                             (AMOUNTS IN MILLIONS)

                                                                                YEARS ENDED DECEMBER 31,
                                                                                -----------------------
                                                                                  2012     2011    2010
                                                                                -------   ------  ------
Net income (loss).............................................................. $(131.5)  $ 46.6  $ 75.1
Other comprehensive income (loss), net of taxes:
   Net unrealized gains (losses) on securities not other-than-temporarily
     impaired..................................................................   260.4    335.1   382.4
   Net unrealized gains (losses) on other-than-temporarily impaired securities.    48.0     (7.0)   56.2
   Derivatives qualifying as hedges............................................    (4.6)    35.0     4.4
                                                                                -------   ------  ------
   Total other comprehensive income (loss).....................................   303.8    363.1   443.0
                                                                                -------   ------  ------
Total comprehensive income (loss).............................................. $ 172.3   $409.7  $518.1
                                                                                =======   ======  ======

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (AMOUNTS IN MILLIONS)

                                                                        ACCUMULATED
                                                            ADDITIONAL     OTHER                  TOTAL
                                                     COMMON  PAID-IN   COMPREHENSIVE RETAINED STOCKHOLDER'S
                                                     STOCK   CAPITAL   INCOME (LOSS) DEFICIT     EQUITY
                                                     ------ ---------- ------------- -------- -------------
Balances as of December 31, 2009.................... $25.6   $4,686.7     $(665.9)   $(296.0)   $3,750.4
                                                                                                --------
Cumulative effect of change in accounting, net of
  taxes and other adjustments.......................    --         --       101.8     (115.4)      (13.6)
Comprehensive income (loss):
   Net income.......................................    --         --          --       75.1        75.1
   Net unrealized gains (losses) on securities not
     other- than-temporarily impaired...............    --         --       382.4         --       382.4
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities................    --         --        56.2         --        56.2
   Derivatives qualifying as hedges.................    --         --         4.4         --         4.4
                                                                                                --------
Total comprehensive income (loss)...................                                               518.1
Other transactions with former parent...............    --       14.0          --      (29.7)      (15.7)
Other transactions with stockholder.................    --        1.6          --       (4.5)       (2.9)
                                                     -----   --------     -------    -------    --------
Balances as of December 31, 2010....................  25.6    4,702.3      (121.1)    (370.5)    4,236.3
                                                                                                --------
Comprehensive income (loss):
   Net income.......................................    --         --          --       46.6        46.6
   Net unrealized gains (losses) on securities not
     other- than-temporarily impaired...............    --         --       335.1         --       335.1
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities................    --         --        (7.0)        --        (7.0)
   Derivatives qualifying as hedges.................    --         --        35.0         --        35.0
                                                                                                --------
Total comprehensive income (loss)...................                                               409.7
Other transactions with stockholder.................    --       17.6          --      (14.5)        3.1
                                                     -----   --------     -------    -------    --------
Balances as of December 31, 2011....................  25.6    4,719.9       242.0     (338.4)    4,649.1
                                                                                                --------
Comprehensive income (loss):
   Net loss.........................................    --         --          --     (131.5)     (131.5)
   Net unrealized gains (losses) on securities not
     other- than-temporarily impaired...............    --         --       260.4         --       260.4
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities................    --         --        48.0         --        48.0
   Derivatives qualifying as hedges.................    --         --        (4.6)        --        (4.6)
                                                                                                --------
Total comprehensive income (loss)...................                                               172.3
Dividends...........................................    --         --          --     (100.0)     (100.0)
Capital contributions...............................    --       89.8          --         --        89.8
Other transactions with former parent...............    --       32.0          --         --        32.0
Other transactions with stockholder.................    --        7.7          --      (13.5)       (5.8)
                                                     -----   --------     -------    -------    --------
Balances as of December 31, 2012.................... $25.6   $4,849.4     $ 545.8    $(583.4)   $4,837.4
                                                     =====   ========     =======    =======    ========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (AMOUNTS IN MILLIONS)

                                                                                YEARS ENDED DECEMBER 31,
                                                                            -------------------------------
                                                                               2012       2011       2010
                                                                            ---------  ---------  ---------
Cash flows from operating activities:
   Net income (loss)....................................................... $  (131.5) $    46.6  $    75.1
   Adjustments to reconcile net income (loss) to net cash from operating activities:
       Amortization of fixed maturity discounts and premiums and
         limited partnerships..............................................     (13.6)       9.8       (4.6)
       Equity in net (income) loss of unconsolidated subsidiary............     (45.5)       7.5      (21.7)
       Net investment losses (gains).......................................      86.9      182.0      111.7
       Charges assessed to policyholders...................................    (729.2)    (617.0)    (433.7)
       Acquisition costs deferred..........................................    (347.9)    (295.7)    (216.3)
       Amortization of deferred acquisition costs and intangibles..........     335.6      183.8      188.7
       Goodwill impairment.................................................     147.0         --         --
       Deferred income taxes...............................................     284.8      203.2      (43.6)
       Net increase (decrease) in trading securities, held-for-sale
         investments and derivative instruments............................     (62.5)      29.9      (64.7)
   Change in certain assets and liabilities:
       Accrued investment income and other assets..........................     (18.4)     106.2       15.8
       Insurance reserves..................................................     372.1      633.1      522.5
       Other liabilities and other policy-related balances.................      68.3     (170.8)     163.9
                                                                            ---------  ---------  ---------
   Net cash from operating activities......................................     (53.9)     318.6      293.1
                                                                            ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities...........................................   1,987.7    1,683.5    1,521.5
       Commercial mortgage loans...........................................     367.1      352.3      208.6
       Restricted commercial mortgage loans related to securitization
         entities..........................................................      18.9       26.0       19.6
   Proceeds from sales of investments:
       Fixed maturity and equity securities................................   1,589.5    1,223.7      835.0
   Purchases and originations of investments:
       Fixed maturity and equity securities................................  (2,770.1)  (2,543.4)  (4,148.3)
       Commercial mortgage loans...........................................    (171.6)     (66.8)     (15.0)
   Other invested assets, net..............................................      66.4      (20.5)   1,247.4
   Purchase of subsidiary, net of cash acquired............................     (27.9)        --         --
   Policy loans, net.......................................................        --        1.4       (3.9)
                                                                            ---------  ---------  ---------
   Net cash from investing activities......................................   1,060.0      656.2     (335.1)
                                                                            ---------  ---------  ---------
Cash flows from financing activities:
   Deposits to universal life and investment contracts.....................   1,638.6    1,374.2    1,664.7
   Withdrawals from universal life and investment contracts................  (1,338.5)  (1,941.5)  (2,480.9)
   Redemption of non-recourse funding obligations..........................  (1,276.8)      (6.0)      (6.0)
   Repayment of borrowings related to securitization entities..............     (21.9)     (26.3)     (19.5)
   Capital contribution from parent........................................      89.8         --         --
   Dividends paid..........................................................    (100.0)        --         --
   Other, net..............................................................      (5.6)     (33.5)      92.6
                                                                            ---------  ---------  ---------
   Net cash from financing activities......................................  (1,014.4)    (633.1)    (749.1)
                                                                            ---------  ---------  ---------
   Net change in cash and cash equivalents.................................      (8.3)     341.7     (791.1)
Cash and cash equivalents at beginning of period...........................     830.4      488.7    1,279.8
                                                                            ---------  ---------  ---------
Cash and cash equivalents at end of period................................. $   822.1  $   830.4  $   488.7
                                                                            =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

(1) FORMATION AND NATURE OF BUSINESS

   (a) Formation

   The accompanying financial statements include on a consolidated basis the accounts of Genworth Life and Annuity Insurance Company ("GLAIC") and our affiliate companies in which we hold a majority voting interest or power to direct activities of a variable interest entity ("VIE"), which we refer to as the "Company," "we," "us" or "our" unless the context otherwise requires. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York ("GLICNY"), which is recorded under the equity method of accounting. As of December 31, 2012 and 2011, the carrying value of our investment in GLICNY was $560.4 million and $478.2 million, respectively, and was included in other invested assets. See note 20 for further discussion of our investment in GLICNY.

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include:
Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Broad Street Real Estate Holding, LLC, Newco Properties, Inc. ("Newco"), Jamestown Life Insurance Company, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II"), River Lake Insurance Company III ("River
Lake III"), River Lake Insurance Company IV ("River Lake IV"), River Lake Insurance Company VI ("River Lake VI"), River Lake Insurance Company VII ("River Lake VII"), River Lake Insurance Company VIII ("River Lake VIII"), River Lake Insurance Company IX ("River Lake IX"), River Lake Insurance Company X ("River Lake X") and Rivermont Life Insurance Company I ("Rivermont I"). All intercompany accounts and transactions have been eliminated in consolidation. River Lake III was dissolved in 2012; see note 10 for additional information related to the dissolution.

   (b) Nature of Business

   We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

   Our U.S. Life Insurance segment includes products that are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities for the retirement market. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

   Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuity, variable life insurance and group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements, funding agreements backing notes ("FABNs") and guaranteed investment contracts ("GICs"). Most of our

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits. In January 2011, we discontinued new sales of retail and group variable annuities while continuing to service our existing block of business. On May 1, 2008, we discontinued the sales of variable life insurance policies; however, we continue to service existing policies.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and specialized brokers) and dedicated sales specialists (affiliated networks of both accountants and personal financial advisors). We also distribute a limited number of products through a direct sales force and defined contribution plan record keepers.

   We also have Corporate and Other activities which include other corporate income and expenses not allocated to the segments.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation. Any material subsequent events have been considered for disclosure through the filing date of the financial statements.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues, but rather as deposits, and are included in liabilities for policyholder account balances.

   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Income or losses upon call or prepayment of available-for-sale fixed maturity securities is recognized in net investment income, except for hybrid securities where the income or loss upon call is recognized in net investment gains and losses. Investment gains and losses are calculated on the basis of specific identification.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or that are backed by a U.S. agency) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consist primarily of insurance charges assessed on universal and term universal life insurance contracts, fees assessed against customer account values and commission income. For universal and term universal life insurance contracts, charges to policyholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders generally based upon the daily net assets of the contractholder's and policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities comprises primarily investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP"), benefit reserves and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets and primarily represent fixed maturity securities where we utilized the fair value option.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

   We recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

  . we do not expect full recovery of our amortized cost based on the estimate of cash flows expected to be collected,

  .   we intend to sell a security or

  . it is more likely than not that we will be required to sell a security prior to recovery.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) ("OCI") and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of income.

   Total other-than-temporary impairments are calculated as the difference between the amortized cost and fair value that emerged in the current period. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI ("non-credit"). Net other-than-temporary impairments recorded in net income
(loss) represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

   For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain
(loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

   To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security by discounting these cash flows at the current effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

   The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

   While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity securities impairment model.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   (e) Fair Value Measurements

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded derivatives and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

   Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments or embedded derivatives where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. See note 14 for additional information related to fair value measurements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   (f) Commercial Mortgage Loans

   Commercial mortgage loans are stated at principal amounts outstanding, net of deferred expenses and allowance for loan loss. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Commercial mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date.

   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that we will be unable to collect all amounts due, we consider current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

   We evaluate the impairment of commercial mortgage loans first on an individual loan basis. If an individual loan is not deemed impaired, then we evaluate the remaining loans collectively to determine whether an impairment should be recorded.

   For individually impaired loans, we record an impairment charge when it is probable that a loss has been incurred. The impairment is recorded as an increase in the allowance for loan losses. All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible.

   For loans that are not individually impaired where we evaluate the loans collectively, the allowance for loan losses is maintained at a level that we determine is adequate to absorb estimated probable incurred losses in the loan portfolio. Our process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions that would result in a loss in the loan portfolio over the next twelve months. Key inputs into our evaluation include debt service coverage ratios, loan-to-value, property-type, occupancy levels, geographic region, and probability weighting of the scenarios generated by the model. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements. Additions and reductions to the allowance through periodic provisions or benefits are recorded in net investment gains (losses).

   For commercial mortgage loans classified as held-for-sale, each loan is carried at the lower of cost or market and is included in commercial mortgage loans in our consolidated balance sheets. See note 3 for additional disclosures related to commercial mortgage loans.

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. We are currently indemnified against counterparty credit risk by the intermediary.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Under the securities lending program, the borrower is required to provide collateral, which can consist of cash or government securities, on a daily basis in amounts equal to or exceeding 102% of the applicable securities loaned. Currently, we only accept cash collateral from borrowers under the program. Cash collateral, received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in a money market fund approved by the National Association of Insurance Commissioners ("NAIC"), U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities. As of December 31, 2012 and 2011, the fair value of securities loaned under our securities lending program was $45.6 million and $39.6 million, respectively. As of December 31, 2012 and 2011, the fair value of collateral held under our securities lending program was $48.2 million and $41.3 million, respectively, and the offsetting obligation to return collateral of $48.2 million and $41.3 million, respectively, was included in other liabilities in the consolidated balance sheets. We did not have any non-cash collateral provided by the borrower in our securities lending program as of December 31, 2012 and 2011.

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (i) Deferred Acquisition Costs

   Acquisition costs include costs that are related directly to the successful acquisition of new and renewal insurance policies and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions and for contracts and policies issued, some other costs such as underwriting, medical inspection and issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and for investment and universal life insurance products is based on expected gross profits. Expected gross profits are adjusted quarterly to reflect actual experience to date and if necessary for the unlocking of underlying key assumptions relating to future gross profits based on experience studies.

   Short-Duration Contracts. Acquisition costs primarily consist of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of expected future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization, and for certain products, an increase in benefit reserves may be required. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. See note 6 for additional information related to DAC including loss recognition and recoverability.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2012, 2011 and 2010, no charges to income were recorded as a result of our PVFP recoverability or loss recognition testing.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment using a qualitative or quantitative assessment and are written down to fair value as required.

   (k) Goodwill

   Goodwill is not amortized but is tested for impairment annually or between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. We are permitted to utilize a qualitative impairment assessment if the fair value of the reporting unit is not more likely than not lower than its carrying value. If a qualitative impairment assessment is not performed, we are required to determine the fair value of the reporting unit. The determination of fair value requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business, one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. If the reporting unit's fair value is below its carrying value, we must determine the amount of implied goodwill that would be established if the reporting unit was hypothetically purchased on the impairment assessment date. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds the amount of implied goodwill.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The determination of fair value for our reporting units is primarily based on an income approach whereby we use discounted cash flows for each reporting unit. When available, and as appropriate, we use market approaches or other valuation techniques to corroborate discounted cash flow results. The discounted cash flow model used for each reporting unit is based on either: operating income or statutory distributable income, depending on the reporting unit being valued.

   The cash flows used to determine fair value are dependent on a number of significant management assumptions based on our historical experience, our expectations of future performance and expected economic environment. Our estimates are subject to change given the inherent uncertainty in predicting future performance and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, new product introductions and specific industry and market conditions. Additionally, the discount rate used in our discounted cash flow approach is based on management's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows.

   See note 6 for additional information related to goodwill and impairments recorded.

   (l) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. Amounts received from reinsurers that represent recovery of acquisition costs are netted against DAC so that the net amount is capitalized. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (m) Derivatives

   Derivative instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets;
(iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value or cash flow). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is no longer probable that the forecasted transaction will occur.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income when income is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in current period income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in current period income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period income.

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

   (n) Separate Accounts and Related Insurance Obligations

   Separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the contractholders and are reflected in our consolidated balance sheets at fair value, reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of income. There were no gains or losses on transfers of assets from the general account to the separate account.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   We offer certain minimum guarantees associated with our variable annuity contracts. Our variable annuity contracts usually contain a basic GMDB which provides a minimum benefit to be paid upon the annuitant's death equal to the larger of account value and the return of net deposits. Some variable annuity contracts permit contractholders to purchase through riders, at an additional charge, enhanced death benefits such as the highest contract anniversary value ("ratchets"), accumulated net deposits at a stated rate ("rollups"), or combinations thereof.

   Additionally, some of our variable annuity contracts provide the contractholder with living benefits such as a GMWB or certain types of guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit base each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation.

   Most of our reserves for additional insurance and annuitization benefits are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience. The projections utilize stochastic scenarios of separate account returns incorporating reversion to the mean, as well as assumptions for mortality and lapses. Some of our minimum guarantees, mainly GMWBs, are accounted for as embedded derivatives; see notes 5 and 17 for additional information on these embedded derivatives and related fair value measurement disclosures.

   (o) Insurance Reserves

   Future Policy Benefits

   We include insurance-type contracts, such as traditional life insurance, in the liability for future policy benefits. Insurance-type contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which are appropriate at the time the policies are issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. For level premium term life insurance products, we floor the liability for future policy benefits on each policy at zero. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and that of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   Policyholder Account Balances

   We include investment-type contracts and our universal life insurance contracts in the liability for policyholder account balances. Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer; (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (q) Unearned Premiums

   For single premium insurance contracts, we recognize premiums over the policy life in accordance with the expected pattern of risk emergence. We recognize a portion of the revenue in premiums earned in the current period, while the remaining portion is deferred as unearned premiums and earned over time in accordance with the expected pattern of risk emergence. If single premium policies are cancelled and the premium is non-refundable, then the remaining unearned premium related to each cancelled policy is recognized to earned premiums upon notification of the cancellation. Expected pattern of risk emergence on which we base premium recognition is inherently judgmental and is based on actuarial analysis of historical experience. We periodically review our premium earnings recognition models with any adjustments to the estimates reflected in current period income.

   (r) Income Taxes

   We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

   Effective with the period beginning January 1, 2011, our companies elected to file a single U.S. consolidated income tax return (the "life/non-life consolidated return"). The election was made with the filing of the first life/non-life consolidated return, which was filed in September 2012. All companies domesticated in the United States and our Bermuda and Guernsey subsidiaries which have elected to be taxed as U.S. domestic companies were included in the life/non-life consolidated return as allowed by the tax law and regulations. The tax sharing agreement previously applicable only to the U.S. life insurance entities was terminated with the filing of the life/non-life consolidated return and those entities adopted the tax sharing agreement previously applicable to only the non-life entities (hereinafter the "life/non-life tax sharing agreement"). The two agreements were identical in all material respects. The life/non-life tax sharing agreement was provided to the appropriate state insurance regulators for approval. Intercompany balances relating to the impacts of the life/non-life tax sharing agreement was settled with the insurance companies after approval was received from the insurance regulators. Intercompany balances under all agreements are settled at least annually. For years before 2011, our U.S. non-life insurance entities were included in the consolidated federal income tax return of Genworth and subject to a tax sharing arrangement that allocated tax on a separate company basis but provided benefit for current utilization of

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

losses and credits. Also, our U.S. life insurance entities filed a consolidated life insurance federal income tax return, and were subject to a separate tax sharing agreement, as approved by state insurance regulators, which allocated taxes on a separate company basis but provided benefit for current utilization of losses and credits.

   We are party to an assumption agreement with our indirect parent company, Genworth North America Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies that are identified with respect to years ending on or before December 31, 2009 (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. We recognize the corresponding amount as a change in stockholder's equity since the liability for the contingency is assumed by GNA.

   (s) Variable Interest Entities

   We are involved in certain entities that are considered VIEs as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders, as well as which party has the power to direct activities that most significantly impact the performance of the VIEs.

   Our primary involvement related to VIEs includes securitization transactions.

   In 2010, we de-recognized the retained interests assets due to consolidation and termination of the VIEs. Additionally, for certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

   On January 1, 2010, we were required to consolidate certain VIEs. See note 15 for additional information related to these consolidated entities.

   (t) Accounting Changes

   Testing Indefinite-Lived Intangible Assets For Impairment

   In July 2012, the Financial Accounting Standards Board (the "FASB") issued new accounting guidance on testing indefinite-lived intangible assets for impairment. The new guidance permits the use of a qualitative assessment prior to, and potentially instead of, the quantitative impairment test for indefinite-lived intangible assets. We elected to early adopt this new accounting guidance effective October 1, 2012. The adoption of this accounting guidance did not have an impact on our consolidated financial statements.

   Fair Value Measurements

   On January 1, 2012, we adopted new accounting guidance related to fair value measurements. This new accounting guidance clarified existing fair value measurement requirements and changed certain fair value measurement principles and disclosure requirements. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Testing Goodwill For Impairment

   In September 2011, the FASB issued new accounting guidance related to goodwill impairment testing. The new guidance permits the use of a qualitative assessment prior to, and potentially instead of, the two step quantitative goodwill impairment test. We elected to early adopt this new guidance effective on July 1, 2011 in order to apply the new guidance in our annual goodwill impairment testing performed during the third quarter. The adoption of this new accounting guidance did not have an impact on our consolidated financial statements.

   A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring

   On July 1, 2011, we adopted new accounting guidance related to additional disclosures for troubled debt restructurings. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   When to Perform Step 2 of the Goodwill Impairment Test For Reporting Units With Zero or Negative Carrying Value

   On January 1, 2011, we adopted new accounting guidance related to goodwill impairment testing when a reporting unit's carrying value is zero or negative. This guidance did not impact our consolidated financial statements upon adoption, as all of our reporting units with goodwill balances had positive carrying values.

   How Investments Held Through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments

   On January 1, 2011, we adopted new accounting guidance related to how investments held through separate accounts affect an insurer's consolidation analysis of those investments. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Fair Value Measurements and Disclosures--Improving Disclosures about Fair Value Measurements

   On January 1, 2011, we adopted new accounting guidance related to additional disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 fair value measurements. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

   Disclosures Related To Financing Receivables

   On December 31, 2010, we adopted new accounting guidance related to additional disclosures about the credit quality of loans, lease receivables and other long-term receivables and the related allowance for credit losses. Certain other additional disclosures were effective for us on March 31, 2011. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

   Scope Exception for Embedded Credit Derivatives

   On July 1, 2010, we adopted new accounting guidance related to embedded credit derivatives. This accounting guidance clarified the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new accounting guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, upon adoption, we were required to bifurcate embedded credit derivatives

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

that no longer qualified under the amended scope exception. In conjunction with our adoption, we elected fair value option for certain fixed maturity securities. The following summarizes the components for the cumulative effect adjustment recorded on July 1, 2010 related to the adoption of this new accounting guidance:

                                   ACCUMULATED OTHER
                                     COMPREHENSIVE                     TOTAL STOCKHOLDER'S
(AMOUNTS IN MILLIONS)                INCOME (LOSS)   RETAINED EARNINGS       EQUITY
---------------------              ----------------- ----------------- -------------------
Investment securities.............      $123.8            $(123.8)            $  --
Other invested assets/(1)/........         0.8               (1.0)             (0.2)
Provision for income taxes........       (44.1)              44.1                --
                                        ------            -------             -----
Net cumulative effect adjustment..      $ 80.5            $ (80.7)            $(0.2)
                                        ======            =======             =====

--------
/(1)/Other invested assets are comprised of our investment in GLICNY, an unconsolidated subsidiary, accounted for under the equity method of accounting. GLICNY's adoption of the new accounting guidance resulted in a cumulative effect adjustment of $3.1 million recorded to retained earnings with a partial offset recorded to accumulated other comprehensive income of $2.5 million.

   For certain securities where the embedded credit derivative would require bifurcation, we elected the fair value option to carry the entire instrument at fair value to reduce the cost of calculating and recording the fair value of the embedded derivative feature separate from the debt security. Additionally, we elected the fair value option for a portion of other asset-backed securities for operational ease and to record and present the securities at fair value in future periods. Upon electing fair value option on July 1, 2010, these securities were reclassified into the trading category included in other invested assets and had a fair value of $132.5 million. Prior to electing fair value option, these securities were classified as available-for-sale fixed maturity securities.

   Accounting for Transfers of Financial Assets

   On January 1, 2010, we adopted new accounting guidance related to accounting for transfers of financial assets. This accounting guidance amends the previous guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. The adoption of this accounting guidance did not have a material impact on our consolidated financial statements. The elimination of the qualifying special-purpose entity concept requires that these entities be considered for consolidation as a result of the new guidance related to VIEs as discussed below.

   Improvements to Financial Reporting by Enterprises Involved with VIEs

   On January 1, 2010, we adopted new accounting guidance for determining which enterprise, if any, has a controlling financial interest in a VIE and requires additional disclosures about involvement in VIEs. Under this new accounting guidance, the primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. Upon adoption of this new accounting guidance, we were required to consolidate a previously qualifying special-purpose entity. We recorded a transition adjustment for the impact upon adoption to reflect the difference between the assets and liabilities of the newly consolidated entity and the amounts recorded for our interest in this entity prior to adoption. On January 1, 2010, we recorded a net cumulative effect adjustment of $34.7 million to retained earnings with a partial offset to accumulated other comprehensive income (loss) of $21.3 million related to the adoption of this new accounting guidance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The assets and liabilities of the newly consolidated entity were as follows as of January 1, 2010:

                                                                             AMOUNTS
                                                                          RECORDED UPON
(AMOUNTS IN MILLIONS)                                                   CONSOLIDATION/(1)/
---------------------                                                   -----------------
Assets
Restricted commercial mortgage loans...................................      $133.9
Other invested assets/(2)/.............................................       (34.2)
Accrued investment income..............................................         0.7
                                                                             ------
   Total assets........................................................       100.4
                                                                             ------
Liabilities
Other liabilities......................................................         0.7
Borrowings related to securitization entities..........................       133.9
                                                                             ------
   Total liabilities...................................................       134.6
                                                                             ------
   Net assets and liabilities of newly consolidated entities...........       (34.2)
   Less: amortized cost of fixed maturity securities previously
     recorded/(3)/.....................................................         0.8
                                                                             ------
   Cumulative effect adjustment to retained earnings upon adoption,
     pre-tax...........................................................       (35.0)
   Tax effect..........................................................         0.3
                                                                             ------
   Net cumulative effect adjustment to retained earnings upon adoption.      $(34.7)
                                                                             ======

--------
/(1)/Represents the amounts that would have been recorded in the consolidated financial statements on January 1, 2010 had we recorded the assets and liabilities in our financial statements from the date we first met the conditions for consolidation based on the criteria in the new accounting guidance.
/(2)/Other invested assets are comprised of our investment in GLICNY, an unconsolidated subsidiary, accounted for under the equity method of accounting. GLICNY's adoption of the new accounting guidance resulted in a cumulative effect adjustment of $99.0 million recorded to retained earnings. We recorded the effect of GLICNY's accounting adoption that impacted our investment in GLICNY of $34.2 million.
/(3)/Fixed maturity securities that were previously recorded had net unrealized investment gains of $2.0 million included in accumulated other comprehensive income (loss) as of December 31, 2009.

   For commercial mortgage loans, the carrying amounts represent the unpaid principal balance less any allowance for loan losses. Borrowings related to securitization entities are recorded at unpaid principal.

   The borrowings of the entity were recorded at cost. See note 15 for additional information related to consolidation of VIEs.

   The new accounting guidance related to consolidation of VIEs has been deferred for a reporting entity's interest in an entity that has all of the attributes of an investment company as long as there is no implicit or explicit obligation to fund losses of the entity. For entities that meet these criteria, the new accounting guidance related to VIE consolidation would not be applicable until further guidance is issued. Accordingly, we did not have any impact upon adoption related to entities that meet the deferral criteria, such as certain limited partnership and fund investments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Fair Value Measurements and Disclosures--Improving Disclosures about Fair Value Measurements

   On January 1, 2010, we adopted new accounting guidance requiring additional disclosures for significant transfers between Level 1 and 2 fair value measurements and clarifications to existing fair value disclosures related to the level of disaggregation, inputs and valuation techniques. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   (u) Retrospective Accounting Changes

   On January 1, 2012, we adopted new accounting guidance requiring presentation of the components of net income (loss), the components of OCI and total comprehensive income either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements. We chose to present two separate but consecutive statements and adopted this new guidance retrospectively. The FASB issued an amendment relating to this new guidance for presentation of the reclassification of items out of accumulated other comprehensive income into net income that removed this requirement until further guidance is issued. The adoption of this new accounting guidance did not have any impact on our consolidated financial results.

   On January 1, 2012, we adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. We adopted this new guidance retrospectively, which reduced retained earnings by $484.0 million as of January 1, 2010, and reduced net income by $14.2 million and $14.9 million for the years ended December 31, 2011 and 2010, respectively. This new accounting guidance was also adopted by GLICNY which reduced our investment in GLICNY by $28.0 million as of January 1, 2010, representing our ownership interest of 34.5%. This new guidance results in lower amortization and fewer deferred costs, specifically related to underwriting, inspection and processing for contracts that are not issued, as well as advertising and customer solicitation.

   Effective January 1, 2012, we changed our treatment of the liability for future policy benefits for our level premium term life insurance products when the liability for a policy falls below zero. Previously, the total liability for future policy benefits included negative reserves calculated at an individual policy level. Through 2010, we issued level premium term life insurance policies whose premiums are contractually determined to be level through a period of time and then increase thereafter. Our previous accounting policy followed the accounting for traditional, long-duration insurance contracts where the reserves are calculated as the present value of expected benefit payments minus the present value of net premiums based on assumptions determined on the policy issuance date including mortality, interest, and lapse rates. This accounting has the effect of causing profits to emerge as a level percentage of premiums, subject to differences in assumed versus actual experience which flow through income as they occur, and for products with an increasing premium stream, such as the level premium term life insurance product, may result in negative reserves for a given policy.

   More recent insurance-specific accounting guidance reflects a different accounting philosophy, emphasizing the balance sheet over the income statement, or matching, focus which was the philosophy in place when the traditional, long-duration insurance contract guidance was issued (the accounting model for traditional, long-duration insurance contracts draws upon the principles of matching and conservatism originating in the 1970's, and does not specifically address negative reserves). More recent accounting models for long-duration contracts specifically prohibit negative reserves, e.g., non-traditional contracts with annuitization benefits and certain participating contracts. These recent accounting models do not impact the reserving for our level premium term life insurance products.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   We believe that industry accounting practices for level premium term life insurance product reserving is mixed with some companies "flooring" reserves at zero and others applying our previous accounting policy described above. In 2010, we stopped issuing new level premium term life insurance policies. Thus, as the level premium term policies reach the end of their level premium term periods, the portion of policies with negative reserves in relation to the reserve for all level premium term life insurance products will continue to increase. Our new method of accounting floors the liability for future policy benefits on each level premium term life insurance policy at zero. We believe that flooring reserves at zero is preferable in our circumstances as this alternative accounting policy will not allow negative reserves to accumulate on the balance sheet for this closed block of insurance policies. In implementing this change in accounting, no changes were made to the assumptions that were locked-in at policy inception. We implemented this accounting change retrospectively, which reduced retained earnings and stockholders' equity by $91.5 million as of January 1, 2010, and decreased net income by $8.5 million and $4.1 million for the years ended December 31, 2011 and 2010, respectively. This accounting change was also implemented by GLICNY which reduced our investment in GLICNY by $3.9 million as of January 1, 2010, representing our ownership interest of 34.5%.

   On October 22, 2012, we announced the launch of a new traditional term life insurance product, along with other changes to our life insurance portfolio designed to update and expand our product offerings and further adjust pricing. We will floor the liability for future policy benefits on these level premium term insurance policies at zero, consistent with our accounting for our existing level premium term life insurance policies.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the consolidated balance sheet as of December 31, 2011 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012:

                                                                       AS ORIGINALLY EFFECT OF    EFFECT OF    AS CURRENTLY
(AMOUNTS IN MILLIONS)                                                    REPORTED    DAC CHANGE RESERVE CHANGE   REPORTED
---------------------                                                  ------------- ---------- -------------- ------------
Assets
   Total investments/(1)/.............................................   $17,639.4    $ (25.2)     $  (4.8)     $17,609.4
   Cash and cash equivalents..........................................       830.4         --           --          830.4
   Accrued investment income..........................................       136.1         --           --          136.1
   Deferred acquisition costs.........................................     3,347.0     (742.9)          --        2,604.1
   Intangible assets..................................................       225.6        2.5           --          228.1
   Goodwill...........................................................       450.9         --           --          450.9
   Reinsurance recoverable............................................     7,877.3         --         13.7        7,891.0
   Other assets.......................................................       454.7         --           --          454.7
   Separate account assets............................................     9,231.7         --           --        9,231.7
                                                                         ---------    -------      -------      ---------
              Total assets............................................   $40,193.1    $(765.6)     $   8.9      $39,436.4
                                                                         =========    =======      =======      =========
Liabilities and stockholders' equity
   Liabilities:
       Future policy benefits.........................................   $ 9,756.0    $    --      $ 167.5      $ 9,923.5
       Policyholder account balances..................................    10,367.0         --           --       10,367.0
       Liability for policy and contract claims.......................       312.7         --           --          312.7
       Unearned premiums..............................................        12.3         --           --           12.3
       Other liabilities..............................................       495.7         --           --          495.7
       Non-recourse funding obligations...............................     3,531.0         --           --        3,531.0
       Borrowings related to securitization entities..................        88.0         --           --           88.0
       Deferred tax liability.........................................     1,142.2     (262.3)       (54.5)         825.4
       Separate account liabilities...................................     9,231.7         --           --        9,231.7
                                                                         ---------    -------      -------      ---------
              Total liabilities.......................................    34,936.6     (262.3)       113.0       34,787.3
                                                                         ---------    -------      -------      ---------

   Stockholder's equity:
       Common stock...................................................        25.6         --           --           25.6
       Additional paid-in capital.....................................     4,719.9         --           --        4,719.9
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities
                not other-than-temporarily impaired...................       261.0        9.8           --          270.8
              Net unrealized gains (losses) on other-than-
                temporarily impaired securities.......................       (80.6)        --           --          (80.6)
                                                                         ---------    -------      -------      ---------
          Net unrealized investment gains (losses)....................       180.4        9.8           --          190.2
                                                                         ---------    -------      -------      ---------
          Derivatives qualifying as hedges............................        51.8         --           --           51.8
                                                                         ---------    -------      -------      ---------
       Total accumulated other comprehensive income
         (loss).......................................................       232.2        9.8           --          242.0
       Retained deficit...............................................       278.8     (513.1)      (104.1)        (338.4)
                                                                         ---------    -------      -------      ---------
              Total stockholder's equity..............................     5,256.5     (503.3)      (104.1)       4,649.1
                                                                         ---------    -------      -------      ---------
              Total liabilities and stockholder's equity..............   $40,193.1    $(765.6)     $   8.9      $39,436.4
                                                                         =========    =======      =======      =========

--------
/(1)/Adjustments relate to the impact on our investment in GLICNY from GLICNY's adoption of these accounting changes.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the consolidated income statement for the year ended December 31, 2011 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012:

                                                        AS ORIGINALLY EFFECT OF    EFFECT OF    AS CURRENTLY
(AMOUNTS IN MILLIONS)                                     REPORTED    DAC CHANGE RESERVE CHANGE   REPORTED
---------------------                                   ------------- ---------- -------------- ------------
Revenues:
Premiums...............................................   $  837.8      $   --       $   --       $  837.8
Net investment income..................................      725.6          --           --          725.6
Net investment gains (losses)..........................     (182.0)         --           --         (182.0)
Insurance and investment product fees and other........      756.1         8.8           --          764.9
                                                          --------      ------       ------       --------
   Total revenues......................................    2,137.5         8.8           --        2,146.3
                                                          --------      ------       ------       --------
Benefits and expenses:
Benefits and other changes in policy reserves..........    1,183.8         0.4         12.4        1,196.6
Interest credited......................................      299.7          --           --          299.7
Acquisition and operating expenses, net of deferrals...      246.2        49.6           --          295.8
Amortization of deferred acquisition costs and
  intangibles..........................................      206.2       (22.4)          --          183.8
Interest expense.......................................      111.7          --           --          111.7
                                                          --------      ------       ------       --------
   Total benefits and expenses.........................    2,047.6        27.6         12.4        2,087.6
                                                          --------      ------       ------       --------
Income before income taxes and equity in net loss of
  unconsolidated subsidiary............................       89.9       (18.8)       (12.4)          58.7
Provision for income taxes.............................       15.4        (6.4)        (4.4)           4.6
                                                          --------      ------       ------       --------
Net income before equity in net loss of unconsolidated
  subsidiary...........................................       74.5       (12.4)        (8.0)          54.1
Equity in net loss of unconsolidated subsidiary........       (5.2)       (1.8)        (0.5)          (7.5)
                                                          --------      ------       ------       --------
Net income.............................................   $   69.3      $(14.2)      $ (8.5)      $   46.6
                                                          ========      ======       ======       ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the consolidated income statement for the year ended December 31, 2010 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012:

                                                          AS ORIGINALLY EFFECT OF    EFFECT OF    AS CURRENTLY
(AMOUNTS IN MILLIONS)                                       REPORTED    DAC CHANGE RESERVE CHANGE   REPORTED
---------------------                                     ------------- ---------- -------------- ------------
Revenues:
Premiums.................................................   $  911.7      $   --       $  --        $  911.7
Net investment income....................................      717.6          --          --           717.6
Net investment gains (losses)............................     (111.7)         --          --          (111.7)
Insurance and investment product fees and other..........      570.9          --          --           570.9
                                                            --------      ------       -----        --------
   Total revenues........................................    2,088.5          --          --         2,088.5
                                                            --------      ------       -----        --------
Benefits and expenses:
Benefits and other changes in policy reserves............    1,157.1         0.6         5.7         1,163.4
Interest credited........................................      303.4          --          --           303.4
Acquisition and operating expenses, net of deferrals.....      263.9        53.9          --           317.8
Amortization of deferred acquisition costs and
  intangibles............................................      217.1       (28.4)         --           188.7
Interest expense.........................................      108.9          --          --           108.9
                                                            --------      ------       -----        --------
   Total benefits and expenses...........................    2,050.4        26.1         5.7         2,082.2
                                                            --------      ------       -----        --------
Income before income taxes and equity in net income of
  unconsolidated subsidiary..............................       38.1       (26.1)       (5.7)            6.3
Benefit for income taxes.................................      (36.0)       (9.1)       (2.0)          (47.1)
                                                            --------      ------       -----        --------
Net income before equity in net income of unconsolidated
  subsidiary.............................................       74.1       (17.0)       (3.7)           53.4
Equity in net income of unconsolidated subsidiary........       20.0         2.1        (0.4)           21.7
                                                            --------      ------       -----        --------
Net income...............................................   $   94.1      $(14.9)      $(4.1)       $   75.1
                                                            ========      ======       =====        ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the cash flows from operating activities for the year ended December 31, 2011 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012:

                                                               AS ORIGINALLY EFFECT OF    EFFECT OF    AS CURRENTLY
(AMOUNTS IN MILLIONS)                                            REPORTED    DAC CHANGE RESERVE CHANGE   REPORTED
---------------------                                          ------------- ---------- -------------- ------------
Cash flows from operating activities:
   Net income.................................................    $  69.3      $(14.2)      $(8.5)       $  46.6
   Adjustments to reconcile net income to net cash from
     operating activities:
       Amortization of fixed maturity discounts and
         premiums and limited partnerships....................        9.8          --          --            9.8
       Equity in net (income) loss of unconsolidated
         subsidiary...........................................        5.2         1.8         0.5            7.5
       Net investment losses (gains)..........................      182.0          --          --          182.0
       Charges assessed to policyholders......................     (617.0)         --          --         (617.0)
       Acquisition costs deferred.............................     (345.3)       49.6          --         (295.7)
       Amortization of deferred acquisition costs and
         intangibles..........................................      206.2       (22.4)         --          183.8
       Deferred income taxes..................................      214.0        (6.4)       (4.4)         203.2
       Net increase in trading securities, held-for-sale
         investments and derivative instruments...............       29.9          --          --           29.9
   Change in certain assets and liabilities:
       Accrued investment income and other assets.............      106.2          --          --          106.2
       Insurance reserves.....................................      620.3         0.4        12.4          633.1
       Other liabilities and other policy-related
         balances.............................................     (162.0)       (8.8)         --         (170.8)
                                                                  -------      ------       -----        -------
   Net cash from operating activities.........................    $ 318.6      $   --       $  --        $ 318.6
                                                                  =======      ======       =====        =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the cash flows from operating activities for the year ended December 31, 2010 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012:

                                                            AS ORIGINALLY EFFECT OF    EFFECT OF    AS CURRENTLY
(AMOUNTS IN MILLIONS)                                         REPORTED    DAC CHANGE RESERVE CHANGE   REPORTED
---------------------                                       ------------- ---------- -------------- ------------
Cash flows from operating activities:
   Net income..............................................    $  94.1      $(14.9)      $(4.1)       $  75.1
   Adjustments to reconcile net income to net cash from
     operating activities:
       Amortization of fixed maturity discounts and
         premiums and limited partnerships.................       (4.6)         --          --           (4.6)
       Equity in net (income) of unconsolidated
         subsidiary........................................      (20.0)       (2.1)        0.4          (21.7)
       Net investment losses (gains).......................      111.7          --          --          111.7
       Charges assessed to policyholders...................     (433.7)         --          --         (433.7)
       Acquisition costs deferred..........................     (270.2)       53.9          --         (216.3)
       Amortization of deferred acquisition costs and
         intangibles.......................................      217.1       (28.4)         --          188.7
       Deferred income taxes...............................      (32.5)       (9.1)       (2.0)         (43.6)
       Net (decrease) in trading securities, held-for-
         sale investments and derivative
         instruments.......................................      (64.7)         --          --          (64.7)
   Change in certain assets and liabilities:
       Accrued investment income and other assets..........       15.8          --          --           15.8
       Insurance reserves..................................      516.2         0.6         5.7          522.5
       Other liabilities and other policy-related
         balances..........................................      163.9          --          --          163.9
                                                               -------      ------       -----        -------
   Net cash from operating activities......................    $ 293.1      $   --       $  --        $ 293.1
                                                               =======      ======       =====        =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the consolidated balance sheet as of December 31, 2012 to reflect the impact of the accounting change related to reserves that was adopted on January 1, 2012:

                                                                                   AS REPORTED  AS COMPUTED
                                                                                    UNDER NEW  UNDER PREVIOUS EFFECT OF
(AMOUNTS IN MILLIONS)                                                                POLICY        POLICY      CHANGE
---------------------                                                              ----------- -------------- ---------
Assets
   Total investments/(1)/.........................................................  $17,084.5    $17,089.9     $  (5.4)
   Cash and cash equivalents......................................................      822.1        822.1          --
   Accrued investment income......................................................      131.0        131.0          --
   Deferred acquisition costs.....................................................    2,624.5      2,624.5          --
   Intangible assets..............................................................      182.8        182.8          --
   Goodwill.......................................................................      303.9        303.9          --
   Reinsurance recoverable........................................................    7,893.0      7,862.4        30.6
   Other assets...................................................................      463.1        463.1          --
   Separate account assets........................................................    9,060.4      9,060.4          --
                                                                                    ---------    ---------     -------
              Total assets........................................................  $38,565.3    $38,540.1     $  25.2
                                                                                    =========    =========     =======
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits.....................................................  $ 9,860.6    $ 9,668.2     $ 192.4
       Policyholder account balances..............................................   10,477.0     10,477.0          --
       Liability for policy and contract claims...................................      233.1        233.1          --
       Unearned premiums..........................................................       11.1         11.1          --
       Other liabilities..........................................................      495.2        495.2          --
       Non-recourse funding obligations...........................................    2,254.2      2,254.2          --
       Borrowings related to securitization entity, at fair value.................       64.6         64.6          --
       Deferred tax liability.....................................................    1,271.7      1,331.2       (59.5)
       Separate account liabilities...............................................    9,060.4      9,060.4          --
                                                                                    ---------    ---------     -------
              Total liabilities...................................................   33,727.9     33,595.0       132.9
                                                                                    ---------    ---------     -------
   Stockholder's equity:
       Common stock...............................................................       25.6         25.6          --
       Additional paid-in capital.................................................    4,849.4      4,849.4          --
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities not other-
                than-temporarily impaired.........................................      531.2        531.2          --
              Net unrealized gains (losses) on other-than-temporarily
                impaired securities...............................................      (32.6)       (32.6)         --
                                                                                    ---------    ---------     -------
          Net unrealized investment gains (losses)................................      498.6        498.6          --
                                                                                    ---------    ---------     -------
          Derivatives qualifying as hedges........................................       47.2         47.2          --
                                                                                    ---------    ---------     -------
       Total accumulated other comprehensive income (loss)........................      545.8        545.8          --
       Retained deficit...........................................................     (583.4)      (475.7)     (107.7)
                                                                                    ---------    ---------     -------
          Total stockholder's equity..............................................    4,837.4      4,945.1      (107.7)
                                                                                    ---------    ---------     -------
          Total liabilities and stockholder's equity..............................  $38,565.3    $38,540.1     $  25.2
                                                                                    =========    =========     =======

--------
/(1)/Adjustment relates to the impact on our investment in GLICNY from GLICNY's adoption of this accounting change.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the consolidated income statement for the year ended December 31, 2012 to reflect the impact of the accounting change related to reserves that was adopted on January 1, 2012:

                                                                     AS REPORTED  AS COMPUTED
                                                                      UNDER NEW  UNDER PREVIOUS EFFECT OF
(AMOUNTS IN MILLIONS)                                                  POLICY        POLICY      CHANGE
---------------------                                                ----------- -------------- ---------
Revenues:
Premiums............................................................  $  472.8      $  472.8      $  --
Net investment income...............................................     693.9         693.9         --
Net investment gains (losses).......................................     (86.9)        (86.9)        --
Policy fees and other income........................................     853.5         853.5         --
                                                                      --------      --------      -----
   Total revenues...................................................   1,933.3       1,933.3         --
                                                                      --------      --------      -----
Benefits and expenses:
Benefits and other changes in policy reserves.......................   1,028.0       1,020.0        8.0
Interest credited...................................................     305.7         305.7         --
Acquisition and operating expenses, net of deferrals................     266.3         266.3         --
Amortization of deferred acquisition costs and intangibles..........     335.6         335.6         --
Goodwill impairment.................................................     147.0         147.0         --
Interest expense....................................................      87.1          87.1         --
                                                                      --------      --------      -----
   Total benefits and expenses......................................   2,169.7       2,161.7        8.0
                                                                      --------      --------      -----
Loss before income taxes and equity in net income of unconsolidated
  subsidiary........................................................    (236.4)       (228.4)      (8.0)
Benefit for income taxes............................................     (59.4)        (54.4)      (5.0)
                                                                      --------      --------      -----
Net loss before equity in net income of unconsolidated subsidiary...    (177.0)       (174.0)      (3.0)
Equity in net income of unconsolidated subsidiary...................      45.5          46.1       (0.6)
                                                                      --------      --------      -----
Net loss............................................................  $ (131.5)     $ (127.9)     $(3.6)
                                                                      ========      ========      =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the cash flows from operating activities for the year ended December 31, 2012 to reflect the impact of the accounting change related to reserves that was adopted on January 1, 2012:

                                                                               AS REPORTED  AS COMPUTED
                                                                                UNDER NEW  UNDER PREVIOUS EFFECT OF
(AMOUNTS IN MILLIONS)                                                            POLICY        POLICY      CHANGE
---------------------                                                          ----------- -------------- ---------
Cash flows from operating activities:
   Net loss...................................................................   $(131.5)     $(127.9)      $(3.6)
   Adjustments to reconcile net loss to net cash from operating activities:
       Amortization of fixed maturity discounts and premiums and
         limited partnerships.................................................     (13.6)       (13.6)         --
       Equity in net (income) loss of unconsolidated subsidiary...............     (45.5)       (46.1)        0.6
       Net investment losses (gains)..........................................      86.9         86.9          --
       Charges assessed to policyholders......................................    (729.2)      (729.2)         --
       Acquisition costs deferred.............................................    (347.9)      (347.9)         --
       Amortization of deferred acquisition costs and intangibles.............     335.6        335.6          --
       Goodwill impairment....................................................     147.0        147.0          --
       Deferred income taxes..................................................     284.8        289.8        (5.0)
       Net decrease in trading securities, held-for-sale investments and
         derivative instruments...............................................     (62.5)       (62.5)         --
   Change in certain assets and liabilities:
       Accrued investment income and other assets.............................     (18.4)       (18.4)         --
       Insurance reserves.....................................................     372.1        364.1         8.0
       Other liabilities and policy-related balances..........................      68.3         68.3          --
                                                                                 -------      -------       -----
   Net cash from operating activities.........................................   $ (53.9)     $ (53.9)      $  --
                                                                                 =======      =======       =====

   (v) Accounting Pronouncement Not Yet Adopted

   In December 2011, the FASB issued new accounting guidance for disclosures about offsetting assets and liabilities. The new guidance requires an entity to disclose information about offsetting and related arrangements to enable users to understand the effect of those arrangements on its financial position. These new disclosure requirements will be effective for us on January 1, 2013 and are not expected to have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


(3) INVESTMENTS

   (a) Net Investment Income

   Sources of net investment income were as follows for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                        2012    2011    2010
---------------------                                                       ------  ------  ------
Fixed maturity securities--taxable......................................... $541.6  $571.2  $557.5
Commercial mortgage loans..................................................  101.0   111.5   120.7
Restricted commercial mortgage loans related to securitization entity/(1)/.    7.3    10.4    10.1
Equity securities..........................................................    1.7     1.4     3.9
Other invested assets......................................................   28.9    19.0    11.4
Policy loans...............................................................   31.6    32.6    32.2
Cash, cash equivalents and short-term investments..........................    0.2     0.9     2.7
                                                                            ------  ------  ------
   Gross investment income before expenses and fees........................  712.3   747.0   738.5
Expenses and fees..........................................................  (18.4)  (21.4)  (20.9)
                                                                            ------  ------  ------
   Net investment income................................................... $693.9  $725.6  $717.6
                                                                            ======  ======  ======

--------
/(1)/See note 15 for additional information related to our consolidated securitization entity.

   (b) Net Investment Gains (Losses)

   The following table sets forth net investment gains (losses) for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                             2012     2011     2010
---------------------                                                            ------  -------  -------
Available-for-sale securities:
   Realized gains............................................................... $ 46.9  $  31.6  $  16.5
   Realized losses..............................................................  (42.0)   (47.7)   (40.6)
                                                                                 ------  -------  -------
   Net realized gains (losses) on available-for-sale securities.................    4.9    (16.1)   (24.1)
                                                                                 ------  -------  -------
Impairments:
   Total other-than-temporary impairments.......................................  (24.0)   (43.5)   (57.1)
   Portion of other-than-temporary impairments included in other comprehensive
     income (loss)..............................................................  (25.0)    (6.0)   (29.5)
                                                                                 ------  -------  -------
   Net other-than-temporary impairments.........................................  (49.0)   (49.5)   (86.6)
                                                                                 ------  -------  -------
Derivative instruments/(1)/.....................................................  (45.9)  (148.1)    18.2
Commercial mortgage loans.......................................................    0.2      2.9    (17.1)
Trading securities..............................................................    4.0     28.6     (2.0)
Net gains related to securitization entity/(2)/.................................   (1.1)     0.2      0.1
Other...........................................................................     --       --     (0.2)
                                                                                 ------  -------  -------
   Net investment gains (losses)................................................ $(86.9) $(182.0) $(111.7)
                                                                                 ======  =======  =======

--------
/(1)/See note 4 for additional information on the impact of derivative instruments included in net investment gains (losses).
/(2)/See note 15 for additional information related to our consolidated securitization entity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2012, 2011 and 2010 was $425.9 million, $607.1 million and $404.2 million, respectively, which was approximately 92.7%, 93.7% and 92.0%, respectively, of book value.

   The following represents the activity for credit losses recognized in net income (loss) on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                      2012    2011     2010
---------------------                                                    -------  ------  -------
Beginning balance....................................................... $ 301.3  $327.0  $ 373.3
Adoption of new accounting guidance related to securitization entities..      --      --     (2.2)
Additions:
   Other-than-temporary impairments not previously recognized...........     7.0    12.4     26.7
   Increases related to other-than-temporary impairments previously
     recognized.........................................................    24.1    34.8     53.7
Reductions:
   Securities sold, paid down or disposed...............................  (166.5)  (72.9)  (124.5)
                                                                         -------  ------  -------
Ending balance.......................................................... $ 165.9  $301.3  $ 327.0
                                                                         =======  ======  =======

   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income
(loss) were as follows as of December 31:

(AMOUNTS IN MILLIONS)                                      2012      2011     2010
---------------------                                    --------  -------  -------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities............................ $1,080.8  $ 503.5  $(163.6)
   Equity securities....................................      1.5     (0.9)    (0.6)
   Investment in unconsolidated subsidiary..............    118.2     81.2     21.0
                                                         --------  -------  -------
       Subtotal.........................................  1,200.5    583.8   (143.2)
Adjustments to DAC, PVFP and benefit reserves...........   (493.5)  (334.0)   (82.5)
Income taxes, net.......................................   (208.4)   (59.6)    87.8
                                                         --------  -------  -------
Net unrealized investment gains (losses)................ $  498.6  $ 190.2  $(137.9)
                                                         ========  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                             2012     2011     2010
---------------------                                                           -------  -------  -------
Beginning balance.............................................................. $ 190.2  $(137.9) $(678.3)
Cumulative effect of changes in accounting.....................................      --       --    101.8
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities..........................   572.6    661.4    701.2
   Adjustment to DAC...........................................................   (34.2)   (82.7)   (53.6)
   Adjustment to PVFP..........................................................   (23.9)   (81.7)   (72.2)
   Adjustment to sales inducements.............................................    (0.4)      --       --
   Adjustment to benefit reserves..............................................  (101.0)   (87.1)   (18.0)
   Provision for income taxes..................................................  (133.3)  (124.4)  (190.8)
                                                                                -------  -------  -------
       Change in unrealized gains (losses) on investment securities............   279.8    285.5    366.6
Reclassification adjustments to net investment (gains) losses, net of taxes of
  $(15.5), $(23.0) and $(38.7).................................................    28.6     42.6     72.0
                                                                                -------  -------  -------
Ending balance................................................................. $ 498.6  $ 190.2  $(137.9)
                                                                                =======  =======  =======

   (d) Fixed Maturity and Equity Securities

   As of December 31, 2012, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                  GROSS UNREALIZED GAINS      GROSS UNREALIZED LOSSES
                                                --------------------------- --------------------------
                                      AMORTIZED NOT OTHER-THAN- OTHER-THAN- NOT OTHER-THAN- OTHER-THAN-
                                       COST OR    TEMPORARILY   TEMPORARILY   TEMPORARILY   TEMPORARILY   FAIR
(AMOUNTS IN MILLIONS)                   COST       IMPAIRED      IMPAIRED      IMPAIRED      IMPAIRED     VALUE
---------------------                 --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
   U.S. government, agencies and
     government-sponsored
     enterprises..................... $ 1,033.1    $  183.6        $ --         $  (1.1)      $   --    $ 1,215.6
   Tax-exempt........................       1.7          --          --              --           --          1.7
   Government--non-U.S...............     163.5        34.6          --              --           --        198.1
   U.S. corporate....................   5,444.4       679.5          --           (20.5)          --      6,103.4
   Corporate--non-U.S................   2,067.0       171.6          --           (12.4)          --      2,226.2
   Residential mortgage-backed.......   1,783.6       177.7         4.7           (41.2)       (49.1)     1,875.7
   Commercial mortgage-backed........     932.9        33.8         0.9           (43.5)        (9.1)       915.0
   Other asset-backed................   1,119.4         6.9         0.1           (35.7)          --      1,090.7
                                      ---------    --------        ----         -------       ------    ---------
       Total fixed maturity
         securities..................  12,545.6     1,287.7         5.7          (154.4)       (58.2)    13,626.4
Equity securities....................      62.6         1.5          --              --           --         64.1
                                      ---------    --------        ----         -------       ------    ---------
       Total available-for-sale
         securities.................. $12,608.2    $1,289.2        $5.7         $(154.4)      $(58.2)   $13,690.5
                                      =========    ========        ====         =======       ======    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   As of December 31, 2011, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                  GROSS UNREALIZED GAINS      GROSS UNREALIZED LOSSES
                                                --------------------------- --------------------------
                                      AMORTIZED NOT OTHER-THAN- OTHER-THAN- NOT OTHER-THAN- OTHER-THAN-
                                       COST OR    TEMPORARILY   TEMPORARILY   TEMPORARILY   TEMPORARILY   FAIR
(AMOUNTS IN MILLIONS)                   COST       IMPAIRED      IMPAIRED      IMPAIRED      IMPAIRED     VALUE
---------------------                 --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
   U.S. government, agencies and
     government-sponsored
     enterprises..................... $ 1,011.9    $  184.7        $ --         $    --       $    --   $ 1,196.6
   Government--non-U.S...............     119.2        23.2          --              --            --       142.4
   U.S. corporate....................   6,113.1       533.3          --           (61.4)         (0.4)    6,584.6
   Corporate--non-U.S................   1,855.4       100.4          --           (62.5)           --     1,893.3
   Residential mortgage-backed.......   1,929.8       144.1         3.0          (116.0)       (113.6)    1,847.3
   Commercial mortgage-backed........     859.8        20.3         0.7           (85.2)        (24.1)      771.5
   Other asset-backed................   1,450.7         5.3         0.1           (48.4)           --     1,407.7
                                      ---------    --------        ----         -------       -------   ---------
       Total fixed maturity
         securities..................  13,339.9     1,011.3         3.8          (373.5)       (138.1)   13,843.4
Equity securities....................      60.0         1.8          --            (2.7)           --        59.1
                                      ---------    --------        ----         -------       -------   ---------
       Total available-for-sale
         securities.................. $13,399.9    $1,013.1        $3.8         $(376.2)      $(138.1)  $13,902.5
                                      =========    ========        ====         =======       =======   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2012:

                              LESS THAN 12 MONTHS            12 MONTHS OR MORE                     TOTAL
                          ---------------------------- ------------------------------  ------------------------------
                                   GROSS                          GROSS                           GROSS
(DOLLAR AMOUNTS IN        FAIR   UNREALIZED NUMBER OF   FAIR    UNREALIZED  NUMBER OF   FAIR    UNREALIZED  NUMBER OF
MILLIONS)                 VALUE    LOSSES   SECURITIES  VALUE   LOSSES/(1)/ SECURITIES  VALUE   LOSSES/(2)/ SECURITIES
------------------        ------ ---------- ---------- -------- ----------  ---------- -------- ----------  ----------
DESCRIPTION OF SECURITIES
   U.S. government,
     agencies and
     government-
     sponsored
     enterprises......... $ 54.1   $(1.1)        7     $     --  $    --        --     $   54.1  $  (1.1)        7
   U.S. corporate........  300.7    (5.6)       70        180.3    (14.9)       27        481.0    (20.5)       97
   Corporate--non-U.S....  192.3    (1.9)       18        147.8    (10.5)       14        340.1    (12.4)       32
   Residential mortgage-
     backed..............   39.9    (0.5)       11        264.6    (89.8)      162        304.5    (90.3)      173
   Commercial mortgage-
     backed..............   97.0    (0.4)       10        335.1    (52.2)       84        432.1    (52.6)       94
   Other asset-backed....  186.2    (0.2)       19        102.9    (35.5)       12        289.1    (35.7)       31
                          ------   -----       ---     --------  -------       ---     --------  -------       ---
Total for securities in
  an unrealized loss
  position............... $870.2   $(9.7)      135     $1,030.7  $(202.9)      299     $1,900.9  $(212.6)      434
                          ======   =====       ===     ========  =======       ===     ========  =======       ===
% Below cost--fixed
  maturity securities:
   (less than)20% Below
     cost................ $870.1   $(9.6)      133     $  799.5  $ (58.0)      186     $1,669.6  $ (67.6)      319
   20%-50% Below cost....    0.1    (0.1)        2        218.3   (106.0)       82        218.4   (106.1)       84
   (greater than)50%
     Below cost..........     --      --        --         12.9    (38.9)       31         12.9    (38.9)       31
                          ------   -----       ---     --------  -------       ---     --------  -------       ---
Total for securities in
  an unrealized loss
  position............... $870.2   $(9.7)      135     $1,030.7  $(202.9)      299     $1,900.9  $(212.6)      434
                          ======   =====       ===     ========  =======       ===     ========  =======       ===
Investment grade......... $834.4   $(7.8)      121     $  520.6  $ (57.0)      115     $1,355.0  $ (64.8)      236
Below investment
  grade/(3)/.............   35.8    (1.9)       14        510.1   (145.9)      184        545.9   (147.8)      198
                          ------   -----       ---     --------  -------       ---     --------  -------       ---
Total for securities in
  an unrealized loss
  position............... $870.2   $(9.7)      135     $1,030.7  $(202.9)      299     $1,900.9  $(212.6)      434
                          ======   =====       ===     ========  =======       ===     ========  =======       ===

--------
/(1)/Amounts included $58.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $58.2 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for 12 months or more included $57.8 million of unrealized losses on other-than-temporarily impaired securities.

   As indicated in the table above, the majority of the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to lower credit ratings since acquisition for corporate securities across various industry sectors. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 1.1% as of December 31, 2012.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

   Of the $58.0 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was "BB+" and approximately 48.1% of the unrealized losses were related to investment grade securities as of December 31, 2012. These unrealized losses were attributable to the lower credit ratings for these securities since acquisition, primarily associated with mortgage-backed and asset-backed securities as well as corporate securities in the finance and insurance sector. The average fair value percentage below cost for these securities was approximately 6.8% as of December 31, 2012. See below for additional discussion related to fixed maturity securities that have been in a continuous loss position for 12 months or more with a fair value that was more than 20% below cost.

   The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of December 31, 2012:

                                                                      INVESTMENT GRADE
                                        -----------------------------------------------------------------------------
                                                      20% TO 50%                          GREATER THAN 50%
                                        -------------------------------------- --------------------------------------
                                                         % OF TOTAL                             % OF TOTAL
                                                GROSS      GROSS                       GROSS      GROSS
                                        FAIR  UNREALIZED UNREALIZED NUMBER OF  FAIR  UNREALIZED UNREALIZED NUMBER OF
(DOLLAR AMOUNTS IN MILLIONS)            VALUE   LOSSES     LOSSES   SECURITIES VALUE   LOSSES     LOSSES   SECURITIES
----------------------------            ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   U.S. corporate...................... $11.2   $ (4.2)      2.0%        2      $--    $  --       -- %        --
   Corporate--non-U.S..................  11.0     (5.6)      2.6         3       --       --        --         --
   Structured securities:
       Residential
         mortgage-backed...............  12.2     (5.7)      2.7         7       --     (0.1)       --          2
       Commercial mortgage-
         backed........................   1.6     (0.5)      0.2         2       --       --        --         --
       Other asset-backed..............  20.6    (13.1)      6.2         2       --       --        --         --
                                        -----   ------      ----        --      ---    -----       ---         --
       Total structured securities.....  34.4    (19.3)      9.1        11       --     (0.1)       --          2
                                        -----   ------      ----        --      ---    -----       ---         --
Total.................................. $56.6   $(29.1)     13.7%       16      $--    $(0.1)      -- %         2
                                        =====   ======      ====        ==      ===    =====       ===         ==

                                                                    BELOW INVESTMENT GRADE
                                        ------------------------------------------------------------------------------
                                                      20% TO 50%                           GREATER THAN 50%
                                        --------------------------------------- --------------------------------------
                                                          % OF TOTAL                             % OF TOTAL
                                                 GROSS      GROSS                       GROSS      GROSS
                                        FAIR   UNREALIZED UNREALIZED NUMBER OF  FAIR  UNREALIZED UNREALIZED NUMBER OF
(DOLLAR AMOUNTS IN MILLIONS)            VALUE    LOSSES     LOSSES   SECURITIES VALUE   LOSSES     LOSSES   SECURITIES
----------------------------            ------ ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   Structured securities:
       Residential
         mortgage-backed............... $106.6   $(49.3)     23.2%       52     $ 7.8   $(22.6)     10.6%       22
       Commercial
         mortgage-backed...............   31.5    (11.1)      5.2        12       4.0    (14.4)      6.8         6
       Other asset-backed..............   23.6    (16.5)      7.8         2       1.1     (1.8)      0.8         1
                                        ------   ------      ----        --     -----   ------      ----        --
       Total structured securities.....  161.7    (76.9)     36.2        66      12.9    (38.8)     18.2        29
                                        ------   ------      ----        --     -----   ------      ----        --
Total.................................. $161.7   $(76.9)     36.2%       66     $12.9   $(38.8)     18.2%       29
                                        ======   ======      ====        ==     =====   ======      ====        ==

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   For all securities in an unrealized loss position, we expect to recover the amortized cost based on our estimate of cash flows to be collected. We do not intend to sell and it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost. See the following for further discussion of gross unrealized losses by asset class.

   Corporate Debt Securities

   The following tables present the concentration of gross unrealized losses and fair values related to corporate debt fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by industry as of December 31, 2012:

                                                            INVESTMENT GRADE
                              -----------------------------------------------------------------------------
                                            20% TO 50%                          GREATER THAN 50%
                              -------------------------------------- --------------------------------------
                                               % OF TOTAL                             % OF TOTAL
                                      GROSS      GROSS                       GROSS      GROSS
                              FAIR  UNREALIZED UNREALIZED NUMBER OF  FAIR  UNREALIZED UNREALIZED NUMBER OF
(DOLLAR AMOUNTS IN MILLIONS)  VALUE   LOSSES     LOSSES   SECURITIES VALUE   LOSSES     LOSSES   SECURITIES
----------------------------  ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
   Industry:
   Finance and insurance..... $22.2   $(9.8)      4.6%        5       $--     $--        -- %        --
                              -----   -----       ---         -       ---     ---        ---         --
   Total..................... $22.2   $(9.8)      4.6%        5       $--     $--        -- %        --
                              =====   =====       ===         =       ===     ===        ===         ==

   All of the unrealized losses for corporate fixed maturity securities presented in the preceding tables related to issuers in the finance and insurance sector that were 30.7% below cost on average. Given the current market conditions, including current financial industry events and uncertainty around global economic conditions, the fair value of these debt securities has declined due to credit spreads that have widened since acquisition. In our examination of these securities, we considered all available evidence, including the issuers' financial condition and current industry events to develop our conclusion on the amount and timing of the cash flows expected to be collected. Based on this evaluation, we determined that the unrealized losses on these debt securities represented temporary impairments as of December 31, 2012. All unrealized losses noted in the table above were related to financial hybrid securities on which a debt impairment model was employed. Most of our hybrid securities retained a credit rating of investment grade. The fair value of these hybrid securities has been impacted by credit spreads that have widened since acquisition and reflect uncertainty surrounding the extent and duration of government involvement, potential capital restructuring of these institutions, and continued but diminishing risk that income payments may be deferred. We continue to receive our contractual payments and expect to fully recover our amortized cost.

   We expect that our investments in corporate securities will continue to perform in accordance with our expectations about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize write-downs within our portfolio of corporate securities in the future.

   Structured Securities

   Of the $135.1 million of unrealized losses related to structured securities that have been in an unrealized loss position for 12 months or more and were more than 20% below cost, $47.2 million related to other-than-temporarily impaired securities where the unrealized losses represented the non-credit portion of the impairment.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

The extent and duration of the unrealized loss position on our structured securities was primarily due to the ongoing concern and uncertainty about the residential and commercial real estate market and unemployment, resulting in credit spreads that have widened since acquisition. Additionally, the fair value of certain structured securities has been significantly impacted from high risk premiums being incorporated into the valuation as a result of the amount of potential losses that may be absorbed by the security in the event of additional deterioration in the U.S. housing market.

   While we considered the length of time each security had been in an unrealized loss position, the extent of the unrealized loss position and any significant declines in fair value subsequent to the balance sheet date in our evaluation of impairment for each of these individual securities, the primary factor in our evaluation of impairment is the expected performance for each of these securities. Our evaluation of expected performance is based on the historical performance of the associated securitization trust as well as the historical performance of the underlying collateral. Our examination of the historical performance of the securitization trust included consideration of the following factors for each class of securities issued by the trust: i) the payment history, including failure to make scheduled payments; ii) current payment status; iii) current and historical outstanding balances; iv) current levels of subordination and losses incurred to date; and v) characteristics of the underlying collateral. Our examination of the historical performance of the underlying collateral included: i) historical default rates, delinquency rates, voluntary and involuntary prepayments and severity of losses, including recent trends in this information; ii) current payment status; iii) loan to collateral value ratios, as applicable; iv) vintage; and v) other underlying characteristics such as current financial condition.

   We used our assessment of the historical performance of both the securitization trust and the underlying collateral for each security, along with third-party sources, when available, to develop our best estimate of cash flows expected to be collected. These estimates reflect projections for future delinquencies, prepayments, defaults and losses for the assets that collateralize the securitization trust and are used to determine the expected cash flows for our security, based on the payment structure of the trust. Our projection of expected cash flows is primarily based on the expected performance of the underlying assets that collateralize the securitization trust and is not directly impacted by the rating of our security. While we consider the rating of the security as an indicator of the financial condition of the issuer, this factor does not have a significant impact on our expected cash flows for each security. In limited circumstances, our expected cash flows include expected payments from reliable financial guarantors where we believe the financial guarantor will have sufficient assets to pay claims under the financial guarantee when the cash flows from the securitization trust are not sufficient to make scheduled payments. We then discount the expected cash flows using the effective yield of each security to determine the present value of expected cash flows.

   Based on this evaluation, the present value of expected cash flows was greater than or equal to the amortized cost for each security. Accordingly, we determined that the unrealized losses on each of our structured securities represented temporary impairments as of December 31, 2012.

   Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of structured securities and future write-downs within our portfolio of structured securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2011:

                                         LESS THAN 12 MONTHS             12 MONTHS OR MORE                     TOTAL
                                    ------------------------------ ------------------------------  --------------------
                                               GROSS                          GROSS                           GROSS
                                     FAIR    UNREALIZED NUMBER OF   FAIR    UNREALIZED  NUMBER OF   FAIR    UNREALIZED
(DOLLAR AMOUNTS IN MILLIONS)         VALUE     LOSSES   SECURITIES  VALUE   LOSSES/(1)/ SECURITIES  VALUE   LOSSES/(2)/
----------------------------        -------- ---------- ---------- -------- ----------  ---------- -------- ----------
DESCRIPTION OF SECURITIES
Fixed maturity securities:
    U.S. corporate................. $  646.9   $(15.0)      86     $  445.3  $ (46.8)       67     $1,092.2  $ (61.8)
    Corporate--non-U.S.............    359.5    (19.0)      42        223.5    (43.5)       25        583.0    (62.5)
    Residential mortgage-                                                     (226.7)
     backed........................    128.4     (2.9)      28        397.5                214        525.9   (229.6)
    Commercial mortgage-
     backed........................     90.5    (13.1)      23        385.3    (96.2)      106        475.8   (109.3)
    Other asset-backed.............    136.3     (0.3)      13        192.5    (48.1)       24        328.8    (48.4)
                                    --------   ------      ---     --------  -------       ---     --------  -------
    Subtotal, fixed maturity                                                  (461.3)
     securities....................  1,361.6    (50.3)     192      1,644.1                436      3,005.7   (511.6)
Equity securities..................       --       --       --          4.6     (2.7)        4          4.6     (2.7)
                                    --------   ------      ---     --------  -------       ---     --------  -------
Total for securities in an
 unrealized loss position.......... $1,361.6   $(50.3)     192     $1,648.7  $(464.0)      440     $3,010.3  $(514.3)
                                    ========   ======      ===     ========  =======       ===     ========  =======
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost...... $1,346.5   $(43.7)     177     $1,139.4  $ (97.9)      213     $2,485.9  $(141.6)
    20%-50% Below cost.............     14.6     (4.9)       8        448.6   (245.4)      163        463.2   (250.3)
    (greater than)50% Below cost...      0.5     (1.7)       7         56.1   (118.0)       60         56.6   (119.7)
                                    --------   ------      ---     --------  -------       ---     --------  -------
    Total fixed maturity
     securities....................  1,361.6    (50.3)     192      1,644.1   (461.3)      436      3,005.7   (511.6)
                                    --------   ------      ---     --------  -------       ---     --------  -------
% Below cost--equity
 securities:
    (less than)20% Below cost......       --       --       --          0.6     (0.1)        3          0.6     (0.1)
    20%-50% Below cost.............       --       --       --          4.0     (2.6)        1          4.0     (2.6)
                                    --------   ------      ---     --------  -------       ---     --------  -------
    Total equity securities........       --       --       --          4.6     (2.7)        4          4.6     (2.7)
                                    --------   ------      ---     --------  -------       ---     --------  -------
Total for securities in an
 unrealized loss position.......... $1,361.6   $(50.3)     192     $1,648.7  $(464.0)      440     $3,010.3  $(514.3)
                                    ========   ======      ===     ========  =======       ===     ========  =======
Investment grade................... $1,229.0   $(37.8)     152     $  991.7  $(149.7)      211     $2,220.7  $(187.5)
Below investment grade/(3)/........    132.6    (12.5)      40        657.0   (314.3)      229        789.6   (326.8)
                                    --------   ------      ---     --------  -------       ---     --------  -------
Total for securities in an
 unrealized loss position.......... $1,361.6   $(50.3)     192     $1,648.7  $(464.0)      440     $3,010.3  $(514.3)
                                    ========   ======      ===     ========  =======       ===     ========  =======

                                    ----------

                                    NUMBER OF
(DOLLAR AMOUNTS IN MILLIONS)        SECURITIES
----------------------------        ----------
DESCRIPTION OF SECURITIES
Fixed maturity securities:
    U.S. corporate.................    153
    Corporate--non-U.S.............     67
    Residential mortgage-
     backed........................    242
    Commercial mortgage-
     backed........................    129
    Other asset-backed.............     37
                                       ---
    Subtotal, fixed maturity
     securities....................    628
Equity securities..................      4
                                       ---
Total for securities in an
 unrealized loss position..........    632
                                       ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost......    390
    20%-50% Below cost.............    171
    (greater than)50% Below cost...     67
                                       ---
    Total fixed maturity
     securities....................    628
                                       ---
% Below cost--equity
 securities:
    (less than)20% Below cost......      3
    20%-50% Below cost.............      1
                                       ---
    Total equity securities........      4
                                       ---
Total for securities in an
 unrealized loss position..........    632
                                       ===
Investment grade...................    363
Below investment grade/(3)/........    269
                                       ---
Total for securities in an
 unrealized loss position..........    632
                                       ===

--------
/(1)/Amounts included $134.3 million of unrealized losses on other-than-temporarily impaired securities.
/(2)/Amounts included $138.1 million of unrealized losses on other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for 12 months or more included $132.5 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2012 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                AMORTIZED COST
       (AMOUNTS IN MILLIONS)                       OR COST     FAIR VALUE
       ---------------------                    -------------- ----------
       Due one year or less....................   $   504.5    $   506.9
       Due after one year through five years...     2,215.6      2,310.4
       Due after five years through ten years..     1,949.8      2,160.3
       Due after ten years.....................     4,039.8      4,767.4
                                                  ---------    ---------
              Subtotal.........................     8,709.7      9,745.0
       Residential mortgage-backed.............     1,783.6      1,875.7
       Commercial mortgage-backed..............       932.9        915.0
       Other asset-backed......................     1,119.4      1,090.7
                                                  ---------    ---------
              Total............................   $12,545.6    $13,626.4
                                                  =========    =========

   As of December 31, 2012, $1,225.7 million of our investments (excluding mortgage-backed and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2012, securities issued by utilities and energy, finance and insurance, and consumer--non-cyclical industry groups represented approximately 25.0%, 20.5% and 12.5% of our domestic and foreign corporate fixed maturity securities portfolio, respectively. No other industry group comprised more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the United States and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2012, we did not hold any fixed maturity securities in any single issuer, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholder's equity.

   As of December 31, 2012 and 2011, $8.2 million of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

                                                                2012                      2011
                                                      ------------------------  ------------------------
(AMOUNTS IN MILLIONS)                                 CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
---------------------                                 -------------- ---------- -------------- ----------
Property type:
Office...............................................    $  538.5       32.6%      $  553.8       29.9%
Industrial...........................................       468.5       28.4          566.1       30.6
Retail...............................................       409.1       24.8          453.5       24.5
Apartments...........................................       126.4        7.7          146.4        7.9
Mixed use/other......................................       107.7        6.5          131.0        7.1
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,650.2      100.0%       1,850.8      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................         0.6                       1.1
   Allowance for losses..............................       (11.7)                    (15.4)
                                                         --------                  --------
   Total.............................................    $1,639.1                  $1,836.5
                                                         ========                  ========

                                                                2012                      2011
                                                      ------------------------  ------------------------
(AMOUNTS IN MILLIONS)                                 CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
---------------------                                 -------------- ---------- -------------- ----------
Geographic region:
South Atlantic.......................................    $  566.7       34.3%      $  620.8       33.5%
Pacific..............................................       449.0       27.2          456.3       24.7
Middle Atlantic......................................       191.6       11.6          196.2       10.6
East North Central...................................       109.4        6.6          177.5        9.6
West North Central...................................        90.6        5.5          103.3        5.6
Mountain.............................................        86.7        5.3          106.4        5.7
West South Central...................................        62.2        3.8           71.2        3.8
East South Central...................................        55.1        3.3           64.1        3.5
New England..........................................        38.9        2.4           55.0        3.0
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,650.2      100.0%       1,850.8      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................         0.6                       1.1
   Allowance for losses..............................       (11.7)                    (15.4)
                                                         --------                  --------
   Total.............................................    $1,639.1                  $1,836.5
                                                         ========                  ========

   As of December 31, 2012 and 2011, our total mortgage holdings secured by real estate in California was $286.8 million and $293.3 million, respectively, which was 17.5% and 16.0%, respectively, of our total mortgage holdings.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following tables set forth the aging of past due commercial mortgage loans by property type as of December 31:

                                                                  2012
                                -----------------------------------------------------------------------
                                31 - 60 DAYS 61 - 90 DAYS GREATER THAN 90 TOTAL PAST
(AMOUNTS IN MILLIONS)             PAST DUE     PAST DUE    DAYS PAST DUE     DUE      CURRENT    TOTAL
---------------------           ------------ ------------ --------------- ---------- --------  --------
Property type:
   Office......................    $ 2.4         $--           $ --         $ 2.4    $  536.1  $  538.5
   Industrial..................       --          --             --            --       468.5     468.5
   Retail......................       --          --             --            --       409.1     409.1
   Apartments..................       --          --            4.4           4.4       122.0     126.4
   Mixed use/other.............     66.4          --             --          66.4        41.3     107.7
                                   -----         ---           ----         -----    --------  --------
   Total recorded investment...    $68.8         $--           $4.4         $73.2    $1,577.0  $1,650.2
                                   =====         ===           ====         =====    ========  ========
% of total commercial mortgage
  loans........................      4.1%         --%           0.3%          4.4%       95.6%    100.0%
                                   =====         ===           ====         =====    ========  ========

                                                                  2011
                                -----------------------------------------------------------------------
                                31 - 60 DAYS 61 - 90 DAYS GREATER THAN 90 TOTAL PAST
(AMOUNTS IN MILLIONS)             PAST DUE     PAST DUE    DAYS PAST DUE     DUE      CURRENT    TOTAL
---------------------           ------------ ------------ --------------- ---------- --------  --------
Property type:
   Office......................     $3.8         $--            $--          $3.8    $  550.0  $  553.8
   Industrial..................      1.2          --             --           1.2       564.9     566.1
   Retail......................       --          --             --            --       453.5     453.5
   Apartments..................       --          --             --            --       146.4     146.4
   Mixed use/other.............      1.2          --             --           1.2       129.8     131.0
                                    ----         ---            ---          ----    --------  --------
   Total recorded investment...     $6.2         $--            $--          $6.2    $1,844.6  $1,850.8
                                    ====         ===            ===          ====    ========  ========
% of total commercial mortgage
  loans........................      0.3%         --%            --%          0.3%       99.7%    100.0%
                                    ====         ===            ===          ====    ========  ========

   As of December 31, 2012 and 2011, we had no commercial mortgage loans that were past due for more than 90 days and still accruing interest. We also did not have any commercial mortgage loans that were past due for less than 90 days on nonaccrual status as of December 31, 2012 and 2011.

   As of and for the years ended December 31, 2012 and 2011, we modified or extended 19 and 18 commercial mortgage loans, respectively, with a total carrying value of $195.5 million and $140.9 million, respectively. All of these modifications or extensions were based on current market interest rates, did not result in any forgiveness in the outstanding principal amount owed by the borrower and were not considered troubled debt restructurings.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the years ended
December 31:

(AMOUNTS IN MILLIONS)                                    2012      2011      2010
---------------------                                  --------  --------  --------
Allowance for credit losses:
   Beginning balance.................................. $   15.4  $   18.5  $   15.0
   Charge-offs/(1)/...................................       --        --     (14.6)
   Recoveries.........................................       --        --        --
   Provision..........................................     (3.7)     (3.1)     18.1
                                                       --------  --------  --------
   Ending balance..................................... $   11.7  $   15.4  $   18.5
                                                       ========  ========  ========
   Ending allowance for individually impaired
     loans............................................ $     --  $     --  $     --
                                                       ========  ========  ========
   Ending allowance for loans not individually
     impaired that were evaluated collectively for
     impairment....................................... $   11.7  $   15.4  $   18.5
                                                       ========  ========  ========

Recorded investment:
   Ending balance..................................... $1,650.2  $1,850.8  $2,126.3
                                                       ========  ========  ========
   Ending balance of individually impaired loans...... $     --  $     --  $    4.2
                                                       ========  ========  ========
   Ending balance of loans not individually impaired
     that were evaluated collectively for
     impairment....................................... $1,650.2  $1,850.8  $2,122.1
                                                       ========  ========  ========

--------
/(1)/Charge-offs in 2010 included $13.0 million related to held-for-sale commercial mortgage loans that were sold.

   As of December 31, 2012 and 2011, we had no commercial mortgage loans that were individually impaired.

   In evaluating the credit quality of commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following tables set forth the loan-to-value of commercial mortgage loans by property type as of December 31:

                                                            2012
                               --------------------------------------------------------------
                                                                          GREATER
(AMOUNTS IN MILLIONS)          0% - 50% 51% - 60% 61% - 75% 76% - 100% THAN 100%/(1)/   TOTAL
---------------------          -------- --------- --------- ---------- -------------  --------
Property type:
   Office.....................  $124.1   $ 44.3    $296.6     $ 68.3       $ 5.2      $  538.5
   Industrial.................   163.7     82.9     172.5       44.1         5.3         468.5
   Retail.....................   142.5     41.9     185.9       38.1         0.7         409.1
   Apartments.................    54.1     27.8      36.0        8.5          --         126.4
   Mixed use/other............     7.1      1.1      18.5       75.2         5.8         107.7
                                ------   ------    ------     ------       -----      --------
   Total recorded investment..  $491.5   $198.0    $709.5     $234.2       $17.0      $1,650.2
                                ======   ======    ======     ======       =====      ========
% of total....................    29.8%    12.0%     43.0%      14.2%        1.0%        100.0%
                                ======   ======    ======     ======       =====      ========
Weighted-average debt service
   coverage ratio.............    2.13     1.52      1.70       2.59        0.59          1.92
                                ======   ======    ======     ======       =====      ========

--------
/(1)/Included $17.0 million of loans in good standing, with a total weighted-average loan-to-value of 109.3%, where borrowers continued to make timely payments.

                                                            2011
                               --------------------------------------------------------------
                                                                          GREATER
(AMOUNTS IN MILLIONS)          0% - 50% 51% - 60% 61% - 75% 76% - 100% THAN 100%/(1)/   TOTAL
---------------------          -------- --------- --------- ---------- -------------  --------
Property type:
   Office.....................  $197.9   $ 91.9    $186.2     $ 67.6       $10.2      $  553.8
   Industrial.................   160.0    134.0     170.4       98.0         3.7         566.1
   Retail.....................   140.2     54.0     207.9       46.6         4.8         453.5
   Apartments.................    60.3     29.8      38.3       18.0          --         146.4
   Mixed use/other............    14.4     16.4      18.8        9.1        72.3         131.0
                                ------   ------    ------     ------       -----      --------
   Total recorded investment..  $572.8   $326.1    $621.6     $239.3       $91.0      $1,850.8
                                ======   ======    ======     ======       =====      ========
% of total....................    30.9%    17.6%     33.7%      12.9%        4.9%        100.0%
                                ======   ======    ======     ======       =====      ========
Weighted-average debt service
  coverage ratio..............    2.43     1.79      1.57       1.07        4.64          1.96
                                ======   ======    ======     ======       =====      ========

--------
/(1)/Included $91.0 million of loans in good standing, with a total weighted-average loan-to-value of 110.7%, where borrowers continued to make timely payments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of December 31:

                                                                         2012
                                    -----------------------------------------------------------------------------
(AMOUNTS IN MILLIONS)               LESS THAN 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 GREATER THAN 2.00   TOTAL
---------------------               -------------- ----------- ----------- ----------- ----------------- --------
Property type:
   Office..........................     $ 45.7       $ 32.3      $129.8      $150.7         $105.4       $  463.9
   Industrial......................       61.9         45.6        82.7       204.0           74.3          468.5
   Retail..........................       11.1         89.3        96.7       135.2           76.1          408.4
   Apartments......................        2.7          7.4        30.7        59.3           26.3          126.4
   Mixed use/other.................        1.1         15.8        22.5         1.0            0.9           41.3
                                        ------       ------      ------      ------         ------       --------
   Total recorded investment.......     $122.5       $190.4      $362.4      $550.2         $283.0       $1,508.5
                                        ======       ======      ======      ======         ======       ========
% of total.........................        8.1%        12.6%       24.0%       36.5%          18.8%         100.0%
                                        ======       ======      ======      ======         ======       ========
Weighted-average loan-to-value.....       75.4%        69.9%       60.4%       56.9%          38.7%          57.5%
                                        ======       ======      ======      ======         ======       ========

                                                                         2011
                                    -----------------------------------------------------------------------------
(AMOUNTS IN MILLIONS)               LESS THAN 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 GREATER THAN 2.00   TOTAL
---------------------               -------------- ----------- ----------- ----------- ----------------- --------
Property type:
   Office..........................     $ 47.6       $ 42.4      $128.3      $112.1         $148.8       $  479.2
   Industrial......................       87.0         87.3        90.0       203.5           98.3          566.1
   Retail..........................       27.7         80.2       129.4       110.2          104.8          452.3
   Apartments......................        1.8         21.5        27.9        77.4           17.8          146.4
   Mixed use/other.................         --         12.8        28.1         7.4           16.3           64.6
                                        ------       ------      ------      ------         ------       --------
   Total recorded investment.......     $164.1       $244.2      $403.7      $510.6         $386.0       $1,708.6
                                        ======       ======      ======      ======         ======       ========
% of total.........................        9.6%        14.3%       23.6%       29.9%          22.6%         100.0%
                                        ======       ======      ======      ======         ======       ========
Weighted-average loan-to-value.....       79.6%        71.4%       63.8%       55.6%          43.5%          59.4%
                                        ======       ======      ======      ======         ======       ========

   The following tables set forth the debt service coverage ratio for floating rate commercial mortgage loans by property type as of December 31:

                                                                        2012
                                    ---------------------------------------------------------------------------
(AMOUNTS IN MILLIONS)               LESS THAN 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 GREATER THAN 2.00  TOTAL
---------------------               -------------- ----------- ----------- ----------- ----------------- ------
Property type:
   Office..........................      $--           $--        $ --         $--          $ 74.6       $ 74.6
   Industrial......................       --            --          --          --              --           --
   Retail..........................       --            --         0.7          --              --          0.7
   Apartments......................       --            --          --          --              --           --
   Mixed use/other.................       --            --          --          --            66.4         66.4
                                         ---           ---        ----         ---          ------       ------
   Total recorded investment.......      $--           $--        $0.7         $--          $141.0       $141.7
                                         ===           ===        ====         ===          ======       ======
% of total.........................       --%           --%        0.5%         --%           99.5%       100.0%
                                         ===           ===        ====         ===          ======       ======
Weighted-average loan-to-value.....       --%           --%        9.0%         --%           71.3%        71.0%
                                         ===           ===        ====         ===          ======       ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                    2011
                                ---------------------------------------------------------------------------
(AMOUNTS IN MILLIONS)           LESS THAN 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 GREATER THAN 2.00  TOTAL
---------------------           -------------- ----------- ----------- ----------- ----------------- ------
Property type:
   Office......................      $--           $--        $  --        $--          $ 74.6       $ 74.6
   Industrial..................       --            --           --         --              --           --
   Retail......................       --            --          1.2         --              --          1.2
   Apartments..................       --            --           --         --              --           --
   Mixed use/other.............       --            --           --         --            66.4         66.4
                                     ---           ---        -----        ---          ------       ------
   Total recorded investment...      $--           $--        $ 1.2        $--          $141.0       $142.2
                                     ===           ===        =====        ===          ======       ======
% of total.....................       --%           --%         0.8%        --%           99.2%       100.0%
                                     ===           ===        =====        ===          ======       ======
Weighted-average loan-to-value.       --%           --%        15.0%        --%           81.0%        80.5%
                                     ===           ===        =====        ===          ======       ======

   (f) Restricted Commercial Mortgage Loans Related To Securitization Entity

   The following tables set forth additional information regarding our restricted commercial mortgage loans related to a securitization entity as of December 31:

                                     2012                      2011
                           ------------------------  ------------------------
  (AMOUNTS IN MILLIONS)    CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
  ---------------------    -------------- ---------- -------------- ----------
  Property type:
  Retail..................     $32.0         49.6%       $42.3         49.1%
  Industrial..............      13.2         20.4         15.1         17.5
  Office..................      11.9         18.4         20.2         23.4
  Apartments..............       4.7          7.3          5.6          6.5
  Mixed use/other.........       2.8          4.3          3.0          3.5
                               -----        -----        -----        -----
     Subtotal.............      64.6        100.0%        86.2        100.0%
                                            =====                     =====
     Allowance for losses.      (0.1)                     (0.1)
                               -----                     -----
     Total................     $64.5                     $86.1
                               =====                     =====

                                     2012                      2011
                           ------------------------  ------------------------
  (AMOUNTS IN MILLIONS)    CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
  ---------------------    -------------- ---------- -------------- ----------
  Geographic region:
  Pacific.................     $17.6         27.2%       $23.1         26.8%
  South Atlantic..........      17.5         27.1         22.1         25.6
  Middle Atlantic.........      11.0         17.0         12.5         14.5
  East North Central......      10.2         15.8         12.2         14.2
  West North Central......       2.6          4.0          6.3          7.3
  Mountain................       2.3          3.6          5.9          6.8
  East South Central......       2.0          3.1          2.2          2.6
  West South Central......       0.9          1.4          1.3          1.5
  New England.............       0.5          0.8          0.6          0.7
                               -----        -----        -----        -----
     Subtotal.............      64.6        100.0%        86.2        100.0%
                                            =====                     =====
     Allowance for losses.      (0.1)                     (0.1)
                               -----                     -----
     Total................     $64.5                     $86.1
                               =====                     =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   As of December 31, 2012, all of our restricted commercial mortgage loans were current. As of December 31, 2011, $83.4 million were current, $1.5 million were 61 to 90 days past due and $1.3 million were past due for more than 90 days and still accruing interest.

   As of December 31, 2012 and 2011, the total recorded investment of restricted commercial mortgage loans of $64.6 million and $86.2 million, respectively, related to loans not individually impaired that were evaluated collectively for impairment. There was no provision for credit losses recorded during the year ended December 31, 2012 related to restricted commercial mortgage loans. A reduction in credit losses of $0.2 million was recorded during the year ended December 31, 2011, resulting in an ending allowance for credit losses balance of $0.1 million as of December 31, 2011. A provision for credit losses of $0.8 million was recorded during the year ended December 31, 2010, of which $0.5 million was required upon consolidation of a securitization entity as of January 1, 2010. We also recorded charge-offs of $0.5 million during 2010 related to our individually impaired restricted commercial mortgage loans, resulting in an ending allowance for credit losses balance of $0.3 million as of December 31, 2010.

   In evaluating the credit quality of restricted commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. The risks associated with restricted commercial mortgage loans can typically be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following tables set forth the loan-to-value of restricted commercial mortgage loans by property type as of December 31:

                                                             2012
                               ----------------------------------------------------------------
(AMOUNTS IN MILLIONS)          0% - 50% 51% - 60% 61% - 75% 76% - 100% GREATER THAN 100%  TOTAL
---------------------          -------- --------- --------- ---------- ----------------- ------
Property type:
   Retail.....................  $32.0     $  --      $--       $--            $--        $ 32.0
   Industrial.................   13.2        --       --        --             --          13.2
   Office.....................   10.2       1.7       --        --             --          11.9
   Apartments.................    4.7        --       --        --             --           4.7
   Mixed use/other............    2.8        --       --        --             --           2.8
                                -----     -----      ---       ---            ---        ------
   Total recorded investment..  $62.9     $ 1.7      $--       $--            $--        $ 64.6
                                =====     =====      ===       ===            ===        ======
% of total....................   97.4%      2.6%      --%       --%            --%        100.0%
                                =====     =====      ===       ===            ===        ======
Weighted-average debt service
  coverage ratio..............   1.79      1.00       --        --             --          1.77
                                =====     =====      ===       ===            ===        ======

                                                             2011
                               ----------------------------------------------------------------
(AMOUNTS IN MILLIONS)          0% - 50% 51% - 60% 61% - 75% 76% - 100% GREATER THAN 100%  TOTAL
---------------------          -------- --------- --------- ---------- ----------------- ------
Property type:
   Retail.....................  $40.9     $ 1.4     $  --     $   --          $--        $ 42.3
   Industrial.................   13.3       1.8        --         --           --          15.1
   Office.....................   10.6       2.4       5.9        1.3           --          20.2
   Apartments.................    5.6        --        --         --           --           5.6
   Mixed use/other............    3.0        --        --         --           --           3.0
                                -----     -----     -----     ------          ---        ------
   Total recorded investment..  $73.4     $ 5.6     $ 5.9     $  1.3          $--        $ 86.2
                                =====     =====     =====     ======          ===        ======
% of total....................   85.1%      6.5%      6.9%       1.5%          --%        100.0%
                                =====     =====     =====     ======          ===        ======
Weighted-average debt service
  coverage ratio..............   1.80      1.27      2.38      (0.13)          --          1.78
                                =====     =====     =====     ======          ===        ======

   The following tables set forth the debt service coverage ratio for fixed rate restricted commercial mortgage loans by property type as of December 31:

                                                                    2012
                                ---------------------------------------------------------------------------
(AMOUNTS IN MILLIONS)           LESS THAN 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 GREATER THAN 2.00  TOTAL
---------------------           -------------- ----------- ----------- ----------- ----------------- ------
Property type:
   Retail......................     $ 1.5         $ 3.4       $ 9.7       $ 7.7          $ 9.7       $ 32.0
   Industrial..................       0.5            --         1.6         8.4            2.7         13.2
   Office......................       0.3           1.7         1.4         4.9            3.6         11.9
   Apartments..................        --            --         3.1          --            1.6          4.7
   Mixed use/other.............        --            --          --          --            2.8          2.8
                                    -----         -----       -----       -----          -----       ------
   Total recorded investment...     $ 2.3         $ 5.1       $15.8       $21.0          $20.4       $ 64.6
                                    -----         -----       -----       -----          -----       ------
% of total.....................       3.6%          7.9%       24.5%       32.4%          31.6%       100.0%
                                    =====         =====       =====       =====          =====       ======
Weighted-average loan-to-value.      22.2%         40.3%       28.9%       25.6%          23.9%        26.9%
                                    =====         =====       =====       =====          =====       ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                    2011
                                ---------------------------------------------------------------------------
(AMOUNTS IN MILLIONS)           LESS THAN 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 GREATER THAN 2.00  TOTAL
---------------------           -------------- ----------- ----------- ----------- ----------------- ------
Property type:
   Retail......................     $ 1.4         $ 6.6       $14.9       $13.6          $ 5.8       $ 42.3
   Industrial..................       0.7           2.7          --        10.5            1.2         15.1
   Office......................       3.7            --          --         8.4            8.1         20.2
   Apartments..................        --            --         3.9          --            1.7          5.6
   Mixed use/other.............        --            --          --          --            3.0          3.0
                                    -----         -----       -----       -----          -----       ------
   Total recorded investment...     $ 5.8         $ 9.3       $18.8       $32.5          $19.8       $ 86.2
                                    =====         =====       =====       =====          =====       ======
% of total.....................       6.7%         10.8%       21.8%       37.7%          23.0%       100.0%
                                    =====         =====       =====       =====          =====       ======
Weighted-average loan-to-value.      58.9%         38.2%       33.5%       32.8%          29.8%        34.6%
                                    =====         =====       =====       =====          =====       ======

   There were no floating rate restricted commercial mortgage loans as of December 31, 2012 or 2011.

   See note 15 for additional information related to our consolidated securitization entity.

   (g) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of December 31:

                                                       2012                      2011
                                             ------------------------  ------------------------
(AMOUNTS IN MILLIONS)                        CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
---------------------                        -------------- ---------- -------------- ----------
Investment in unconsolidated subsidiary.....    $  560.4       47.4%      $  478.2       37.8%
Trading securities..........................       403.8       34.2          454.6       35.9
Limited partnerships........................       122.8       10.4          122.6        9.7
Securities lending collateral...............        48.2        4.1           41.3        3.3
Derivatives.................................        27.5        2.3           66.0        5.2
Derivatives counterparty collateral.........         7.0        0.6           38.3        3.0
Short-term investments......................         5.0        0.4           58.0        4.6
Real estate owned...........................         4.8        0.4            4.0        0.3
Other investments...........................         1.8        0.2            1.7        0.1
Restricted other invested assets related to
  securitization entity/(1)/................          --         --            1.4        0.1
                                                --------      -----       --------      -----
   Total other invested assets..............    $1,181.3      100.0%      $1,266.1      100.0%
                                                ========      =====       ========      =====

--------
/(1)/See note 15 for additional information related to our consolidated securitization entity.

(4) DERIVATIVE INSTRUMENTS

   Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibitions on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as "derivatives not designated as hedges" in the following disclosures. For derivatives that meet the accounting requirements to be designated as hedges, the following disclosures for these derivatives are denoted as "derivatives designated as hedges," which include both cash flow and fair value hedges.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table sets forth our positions in derivative instruments as of December 31:

                                           DERIVATIVE ASSETS             DERIVATIVE LIABILITIES
                                    ------------------------------- --------------------------------
                                         BALANCE        FAIR VALUE      BALANCE         FAIR VALUE
                                          SHEET         -----------      SHEET         -------------
(AMOUNTS IN MILLIONS)                 CLASSIFICATION    2012  2011   CLASSIFICATION     2012   2011
---------------------               --------------      ----- ----- --------------     ------ ------
DERIVATIVES DESIGNATED AS HEDGES
Fair value hedges:
                                      Other invested                       Other
   Interest rate swaps.............       assets        $ 6.5 $25.0     liabilities    $   -- $  0.5
                                                        ----- -----                    ------ ------
   Total fair value hedges.........                       6.5  25.0                        --    0.5
                                                        ----- -----                    ------ ------
   Total derivatives designated as
     hedges........................                       6.5  25.0                        --    0.5
                                                        ----- -----                    ------ ------
DERIVATIVES NOT DESIGNATED AS
  HEDGES
                                      Other invested                       Other
Interest rate swaps................       assets          2.1   5.5     liabilities       5.2    8.3
                                      Other invested                       Other
Credit default swaps...............       assets          0.2   0.4     liabilities        --    0.1
                                      Other invested                       Other
Equity index options...............       assets         18.2  22.6     liabilities        --     --
                                      Other invested                       Other
Financial futures..................       assets           --    --     liabilities        --     --
                                      Other invested                       Other
Equity return swaps................       assets           --   6.6     liabilities       7.8    2.8
                                      Other invested                       Other
Limited guarantee..................       assets          0.5   5.9     liabilities        --     --
                                                                       Policyholder
                                        Reinsurance                       account
Reinsurance embedded derivatives...  recoverable/(1)/    35.6  17.8      balances          --     --
                                                                       Policyholder
                                        Reinsurance                       account
GMWB embedded derivatives..........  recoverable/(2)/     8.4  13.9    balances/(3)/    307.2  433.6
                                                                       Policyholder
Fixed index annuity embedded                                              account
  derivatives......................  Other assets/(4)/     --    --    balances/(4)/     21.7     --
                                                        ----- -----                    ------ ------
   Total derivatives not
     designated as hedges..........                      65.0  72.7                     341.9  444.8
                                                        ----- -----                    ------ ------
   Total derivatives...............                     $71.5 $97.7                    $341.9 $445.3
                                                        ===== =====                    ====== ======

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
/(4)/Represents the embedded derivatives associated with our fixed index annuity liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The fair value of derivative positions presented above was not offset by the respective collateral amounts retained or provided under these agreements. The amounts recognized for derivative counterparty collateral retained by us was recorded in other invested assets with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us.

   The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for GMWB and fixed index annuity embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

                                                                                 MATURITIES/
(NOTIONAL IN MILLIONS)                   MEASUREMENT DECEMBER 31, 2011 ADDITIONS TERMINATIONS DECEMBER 31, 2012
----------------------                   ----------- ----------------- --------- ------------ -----------------
DERIVATIVES DESIGNATED AS HEDGES
Fair value hedges:
   Interest rate swaps..................  Notional       $  575.9      $     --   $  (282.9)      $  293.0
                                                         --------      --------   ---------       --------
   Total fair value hedges..............                    575.9            --      (282.9)         293.0
                                                         --------      --------   ---------       --------
   Total derivatives designated as
     hedges.............................                    575.9            --      (282.9)         293.0
                                                         --------      --------   ---------       --------
DERIVATIVES NOT DESIGNATED AS HEDGES
Interest rate swaps.....................  Notional          522.5         532.5      (346.2)         708.8
Credit default swaps....................  Notional           56.1            --          --           56.1
Equity index options....................  Notional          323.2       1,583.3    (1,207.8)         698.7
Financial futures.......................  Notional        2,701.8       4,868.7    (6,094.7)       1,475.8
Equity return swaps.....................  Notional          297.9         201.4      (313.3)         186.0
Limited guarantee.......................  Notional          250.0            --          --          250.0
                                                         --------      --------   ---------       --------
   Total derivatives not designated as
     hedges.............................                  4,151.5       7,185.9    (7,962.0)       3,375.4
                                                         --------      --------   ---------       --------
   Total derivatives....................                 $4,727.4      $7,185.9   $(8,244.9)      $3,668.4
                                                         ========      ========   =========       ========

                                                                              MATURITIES/
(NUMBER OF POLICIES)                  MEASUREMENT DECEMBER 31, 2011 ADDITIONS TERMINATIONS DECEMBER 31, 2012
--------------------                  ----------- ----------------- --------- ------------ -----------------
DERIVATIVES NOT DESIGNATED AS HEDGES
GMWB embedded derivatives............  Policies        41,624            --      (2,426)        39,198
Fixed index annuity embedded
  derivatives........................  Policies             2         1,610         (12)         1,600

   We did not have any derivatives with counterparties that can be terminated at the option of the derivative counterparty as of December 31, 2012.

   Cash Flow Hedges

   Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

currency cash flow exposure of foreign currency denominated investments;
(iv) pay U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure on liabilities denominated in foreign currencies;
(v) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed rate bond purchases and/or interest income; and (vi) other instruments to hedge the cash flows of various forecasted transactions.

   The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2012:

                                                  GAIN (LOSS)     CLASSIFICATION    GAIN (LOSS)   CLASSIFICATION
                                               RECLASSIFIED INTO  OF GAIN (LOSS)   RECOGNIZED IN  OF GAIN (LOSS)
                                GAIN (LOSS)    NET INCOME (LOSS) RECLASSIFIED INTO  NET INCOME     RECOGNIZED IN
(AMOUNTS IN MILLIONS)        RECOGNIZED IN OCI     FROM OCI      NET INCOME (LOSS)  (LOSS)/(1)/  NET INCOME (LOSS)
---------------------        ----------------- ----------------- ----------------- ------------- -----------------
Interest rate swaps hedging                                       Net investment                  Net investment
  assets....................        $--              $0.1             income            $--       gains (losses)
                                    ---              ----                               ---
   Total....................        $--              $0.1                               $--
                                    ===              ====                               ===

--------
/(1)/Represents ineffective portion of cash flow hedges as there were no amounts excluded from the measurement of effectiveness.

   The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2011:

                                                  GAIN (LOSS)     CLASSIFICATION    GAIN (LOSS)   CLASSIFICATION
                                               RECLASSIFIED INTO  OF GAIN (LOSS)   RECOGNIZED IN  OF GAIN (LOSS)
                                GAIN (LOSS)    NET INCOME (LOSS) RECLASSIFIED INTO  NET INCOME     RECOGNIZED IN
(AMOUNTS IN MILLIONS)        RECOGNIZED IN OCI     FROM OCI      NET INCOME (LOSS)  (LOSS)/(1)/  NET INCOME (LOSS)
---------------------        ----------------- ----------------- ----------------- ------------- -----------------
Interest rate swaps hedging                                       Net investment                  Net investment
  assets....................        $--              $0.2             income            $--       gains (losses)
                                    ---              ----                               ---
   Total....................        $--              $0.2                               $--
                                    ===              ====                               ===

--------
/(1)/Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

   The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2010:

                                                  GAIN (LOSS)     CLASSIFICATION    GAIN (LOSS)   CLASSIFICATION
                                               RECLASSIFIED INTO  OF GAIN (LOSS)   RECOGNIZED IN  OF GAIN (LOSS)
                                GAIN (LOSS)    NET INCOME (LOSS) RECLASSIFIED INTO  NET INCOME     RECOGNIZED IN
(AMOUNTS IN MILLIONS)        RECOGNIZED IN OCI     FROM OCI      NET INCOME (LOSS)  (LOSS)/(1)/  NET INCOME (LOSS)
---------------------        ----------------- ----------------- ----------------- ------------- -----------------
Interest rate swaps hedging                                       Net investment                  Net investment
  assets....................        $--              $0.1             income            $--       gains (losses)
Interest rate swaps hedging                                       Net investment                  Net investment
  assets....................         --               0.1         gains (losses)         --       gains (losses)
                                    ---              ----                               ---
   Total....................        $--              $0.2                               $--
                                    ===              ====                               ===

--------
/(1)/Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                                         2012  2011   2010
---------------------                                                                        -----  ----- -----
Derivatives qualifying as effective accounting hedges as of January 1....................... $51.8  $16.8 $12.4
Current period increases (decreases) in fair value, net of deferred taxes of $2.4, $(19.1)
  and $(2.6)................................................................................  (4.4)  34.8   4.7
Reclassification to net (income) loss, net of deferred taxes of $--, $(0.1) and $0.1........  (0.2)   0.2  (0.3)
                                                                                             -----  ----- -----
Derivatives qualifying as effective accounting hedges as of December 31..................... $47.2  $51.8 $16.8
                                                                                             =====  ===== =====

   Derivatives qualifying as effective accounting hedges contained $47.2 million, $51.7 million and $16.5 million, net of taxes, for the years ended December 31, 2012, 2011 and 2010, respectively, from our investment in GLICNY. The $47.2 million, net of taxes, recorded in stockholder's equity as of December 31, 2012 is expected to be reclassified to future net income (loss) through our equity in income of unconsolidated subsidiary and $0.1 million is expected to be reclassified to future income (loss), concurrently with and primarily offsetting changes in interest expense and interest income on floating rate instruments. No amounts were reclassified to net income (loss) during the years ended December 31, 2012, 2011 and 2010 in connection with forecasted transactions that were no longer considered probable of occurring.

   Fair Value Hedges

   Certain derivative instruments are designated as fair value hedges. The changes in fair value of these instruments are recorded in net income (loss). In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in net income (loss). We designate and account for the following as fair value hedges when they have met the effectiveness requirements: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (iii) other instruments to hedge various fair value exposures of investments.

   The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2012:

                                               DERIVATIVE INSTRUMENT                                  HEDGED ITEM
           -              ----------------------------------------------------------------  -------------------------------
                           GAIN (LOSS)   CLASSIFICATION                   CLASSIFICATION     GAIN (LOSS)   CLASSIFICATION
                          RECOGNIZED IN OF GAIN (LOSSES)   OTHER IMPACTS     OF OTHER       RECOGNIZED IN OF GAIN (LOSSES)
                           NET INCOME    RECOGNIZED IN        TO NET        IMPACTS TO       NET INCOME    RECOGNIZED IN
(AMOUNTS IN MILLIONS)        (LOSS)     NET INCOME (LOSS)  INCOME (LOSS) NET INCOME (LOSS)     (LOSS)     NET INCOME (LOSS)
---------------------     ------------- -----------------  ------------- ------------------ ------------- -----------------
Interest rate swaps                      Net investment                   Net investment                   Net investment
  hedging assets.........    $  0.5      gains (losses)        $(2.2)         income            $(0.5)     gains (losses)
Interest rate swaps                      Net investment                                                    Net investment
  hedging liabilities....     (17.4)     gains (losses)         20.8     Interest credited       17.0      gains (losses)
                             ------                            -----                            -----
   Total.................    $(16.9)                           $18.6                            $16.5
                             ======                            =====                            =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2011:

                                               DERIVATIVE INSTRUMENT                                  HEDGED ITEM
                          ----------------------------------------------------------------  -------------------------------
                           GAIN (LOSS)   CLASSIFICATION                   CLASSIFICATION     GAIN (LOSS)   CLASSIFICATION
                          RECOGNIZED IN OF GAIN (LOSSES)   OTHER IMPACTS     OF OTHER       RECOGNIZED IN OF GAIN (LOSSES)
                           NET INCOME    RECOGNIZED IN        TO NET        IMPACTS TO       NET INCOME    RECOGNIZED IN
(AMOUNTS IN MILLIONS)        (LOSS)     NET INCOME (LOSS)  INCOME (LOSS) NET INCOME (LOSS)     (LOSS)     NET INCOME (LOSS)
---------------------     ------------- -----------------  ------------- ------------------ ------------- -----------------
Interest rate swaps                      Net investment                   Net investment                   Net investment
  hedging assets.........    $  1.5      gains (losses)        $(4.8)         income            $(1.4)     gains (losses)
Interest rate swaps                      Net investment                                                    Net investment
  hedging liabilities....     (39.2)     gains (losses)         45.7     Interest credited       39.1      gains (losses)
                             ------                            -----                            -----
   Total.................    $(37.7)                           $40.9                            $37.7
                             ======                            =====                            =====

   The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2010:

                                               DERIVATIVE INSTRUMENT                                  HEDGED ITEM
                          ----------------------------------------------------------------  -------------------------------
                           GAIN (LOSS)  CLASSIFICATION OF                 CLASSIFICATION     GAIN (LOSS)   CLASSIFICATION
                          RECOGNIZED IN  GAIN (LOSSES)     OTHER IMPACTS     OF OTHER       RECOGNIZED IN OF GAIN (LOSSES)
                           NET INCOME   RECOGNIZED IN NET     TO NET        IMPACTS TO       NET INCOME    RECOGNIZED IN
(AMOUNTS IN MILLIONS)        (LOSS)      INCOME (LOSS)     INCOME (LOSS) NET INCOME (LOSS)     (LOSS)     NET INCOME (LOSS)
---------------------     ------------- -----------------  ------------- ------------------ ------------- -----------------
Interest rate swaps                      Net investment                   Net investment                   Net investment
  hedging assets.........    $  2.8      gains (losses)        $(5.6)         income            $(2.5)     gains (losses)
Interest rate swaps                      Net investment                                                    Net investment
  hedging liabilities....     (37.6)     gains (losses)         (0.1)    Interest credited       37.3      gains (losses)
                             ------                            -----                            -----
   Total.................    $(34.8)                           $(5.7)                           $34.8
                             ======                            =====                            =====

   The difference between the gain (loss) recognized for the derivative instrument and the hedged item presented above represents the net ineffectiveness of the fair value hedging relationships. The other impacts presented above represent the net income (loss) effects of the derivative instruments that are presented in the same location as the income (loss) activity from the hedged item. There were no amounts excluded from the measurement of effectiveness.

   Derivatives Not Designated As Hedges

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps, swaptions and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; (iii) equity index options, equity return swaps, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits; (iv) interest rate swaps where the hedging relationship does not qualify for hedge accounting; and
(v) credit default swaps to mitigate loss exposure to certain credit risk. Additionally, we provide GMWBs on certain variable annuities and offer fixed index annuity products that are required to be bifurcated as embedded derivatives.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table provides the pre-tax gain (loss) recognized in net income (loss) for the effects of derivatives not designated as hedges for the years ended December 31:

                                                                     CLASSIFICATION OF GAIN (LOSS) RECOGNIZED
(AMOUNTS IN MILLIONS)                        2012     2011    2010            IN NET INCOME (LOSS)
---------------------                      -------  -------  ------  ----------------------------------------
Interest rate swaps....................... $  14.6  $   3.3  $145.7       Net investment gains (losses)
Credit default swaps......................     0.6      0.2     1.0       Net investment gains (losses)
Equity index options......................   (42.4)     0.8   (69.2)      Net investment gains (losses)
Financial futures.........................  (111.1)   150.3   (99.0)      Net investment gains (losses)
Equity return swaps.......................   (34.4)     2.1   (11.2)      Net investment gains (losses)
Limited guarantee.........................    (5.4)   (17.2)   (6.9)      Net investment gains (losses)
Reinsurance embedded derivative...........   (17.8)   (10.5)  (20.1)      Net investment gains (losses)
GMWB embedded derivatives.................   150.5   (277.1)   77.8       Net investment gains (losses)
Fixed index annuity embedded derivatives..    (0.1)      --      --       Net investment gains (losses)
                                           -------  -------  ------
   Total derivatives not designated as
     hedges............................... $ (45.5) $(148.1) $ 18.1
                                           =======  =======  ======

   Derivative Counterparty Credit Risk

   As of December 31, 2012 and 2011, net fair value assets by counterparty totaled $16.0 million and $49.9 million, respectively. As of December 31, 2012 and 2011, net fair value liabilities by counterparty totaled $2.0 million and $1.5 million, respectively. As of December 31, 2012, we retained collateral of $7.0 million related to these agreements, with no over collateralization from certain counterparties. As of December 31, 2011, we retained collateral of $38.3 million related to these agreements, including over collateralization of $5.4 million from certain counterparties. As of December 31, 2012, we posted $1.9 million of collateral to derivative counterparties, including over collateralization of $0.6 million. As of December 31, 2011, we posted no collateral to derivative counterparties.

   All of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2012 and 2011, we could have been allowed to claim up to $9.0 million and $17.0 million, respectively, from counterparties and required to disburse up to $0.7 million and $1.5 million, respectively. This represented the net fair value of gains and losses by counterparty, less available collateral held.

   Credit Derivatives

   We sell protection under single name credit default swaps in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps. In the event of default for credit default swaps, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

                                                            2012                        2011
                                                 --------------------------- ---------------------------
                                                 NOTIONAL                    NOTIONAL
(AMOUNTS IN MILLIONS)                             VALUE   ASSETS LIABILITIES  VALUE   ASSETS LIABILITIES
---------------------                            -------- ------ ----------- -------- ------ -----------
Reference entity credit rating and maturity:
AA
   Matures in less than one year................  $ 6.0    $ --      $--      $  --    $ --     $ --
   Matures after one year through five years....     --      --       --        6.0      --       --
   Matures after five years through ten years...    5.0      --       --        5.0      --       --
A
   Matures in less than one year................   16.5      --       --         --      --       --
   Matures after one year through five years....     --      --       --       16.5     0.1      0.1
BBB
   Matures in less than one year................   23.6     0.1       --         --      --       --
   Matures after one year through five years....     --      --       --       23.6     0.3       --
   Matures after five years through ten years...    5.0     0.1       --        5.0      --       --
                                                  -----    ----      ---      -----    ----     ----
   Total credit default swaps on single name
     reference entities.........................  $56.1    $0.2      $--      $56.1    $0.4     $0.1
                                                  =====    ====      ===      =====    ====     ====

(5) DEFERRED ACQUISITION COSTS

   The following table presents the activity impacting DAC as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                 2012      2011      2010
---------------------                                               --------  --------  --------
Unamortized balance as of January 1................................ $2,713.3  $2,518.7  $2,440.0
   Costs deferred..................................................    347.9     295.7     216.3
   Amortization, net of interest accretion.........................   (293.3)   (113.7)   (137.6)
   Reinsurance transactions/(1)/...................................       --      12.6        --
                                                                    --------  --------  --------
Unamortized balance as of December 31..............................  2,767.9   2,713.3   2,518.7
   Accumulated effect of net unrealized investment (gains) losses..   (143.4)   (109.2)    (26.5)
                                                                    --------  --------  --------
Balance as of December 31.......................................... $2,624.5  $2,604.1  $2,492.2
                                                                    ========  ========  ========

--------
/(1)/See note 7 for a discussion of reinsurance transactions.

   As part of a life block transaction in 2012, we wrote off $141.8 million of DAC associated with certain term life insurance policies under a new reinsurance treaty. The write-off was included in amortization, net of interest accretion.

   We regularly review DAC to determine if it is recoverable from future income. As part of a life block transaction in 2012, we recorded $39.4 million of additional DAC amortization to reflect loss recognition on certain term life insurance policies under a reinsurance treaty. As of December 31, 2012 and 2011, we believe all of our other businesses have sufficient future income and therefore the related DAC is recoverable.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


(6) INTANGIBLE ASSETS AND GOODWILL

   The following table presents our intangible assets as of December 31:

                                                            2012                     2011
                                                   ----------------------   ----------------------
                                                     GROSS                    GROSS
                                                    CARRYING   ACCUMULATED   CARRYING   ACCUMULATED
(AMOUNTS IN MILLIONS)                              AMOUNT/(1)/ AMORTIZATION AMOUNT/(1)/ AMORTIZATION
---------------------                              ----------  ------------ ----------  ------------
PVFP..............................................   $547.5      $(434.4)     $571.4      $(408.4)
Capitalized software..............................    194.2       (147.0)      174.3       (130.7)
Deferred sales inducements to contractholders.....     47.3        (24.8)       43.1        (21.6)
Other.............................................      2.5         (2.5)        2.5         (2.5)
                                                     ------      -------      ------      -------
   Total..........................................   $791.5      $(608.7)     $791.3      $(563.2)
                                                     ======      =======      ======      =======

--------
/(1)/Includes $143.6 million and $119.7 million, respectively, of accumulated net unrealized investment gains as of December 31, 2012 and 2011.

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2012, 2011 and 2010 was $42.3 million, $70.1 million and $51.1 million, respectively. Amortization expense related to deferred sales inducements of $3.2 million, $4.7 million and $2.9 million, respectively, for the years ended December 31, 2012, 2011 and 2010 was included in benefits and other changes in policy reserves.

   Present Value of Future Profits

   The following table presents the activity in PVFP as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                2012     2011    2010
---------------------                                              -------  -------  ------
Unamortized balance as of January 1............................... $ 282.7  $ 337.8  $375.1
   Amortization...................................................   (41.2)   (72.6)  (57.8)
   Interest accreted at 5.64%, 5.64% and 5.75%....................    15.2     17.5    20.5
                                                                   -------  -------  ------
Unamortized balance as of December 31.............................   256.7    282.7   337.8
   Accumulated effect of net unrealized investment (gains) losses.  (143.6)  (119.7)  (38.0)
                                                                   -------  -------  ------
Balance as of December 31......................................... $ 113.1  $ 163.0  $299.8
                                                                   =======  =======  ======

   The percentage of the December 31, 2012 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

            2013.............................................. 2.1%
            2014.............................................. 3.0%
            2015.............................................. 6.4%
            2016.............................................. 8.7%
            2017.............................................. 6.8%

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   Goodwill and Impairment Losses

   Our goodwill balance for our U.S. Life Insurance segment was $303.9 million and $450.9 million as of December 31, 2012 and 2011, respectively.

   During 2012, as part of our annual goodwill impairment analysis, we determined the fair value of our life insurance reporting unit was below its carrying value as a result of the recent decline in interest rates that caused a significant increase in the fair value of our available-for-sale securities. Accordingly, we determined the implied goodwill that is used to calculate the amount of any goodwill impairment. The amount of implied goodwill is primarily based upon the value associated with our new business projections. The significant assumptions in determining the value of new business include the number of years of production, policyholder behavior, sales and product mix, sales levels, and affiliate reinsurance and sales production assumptions. The amount of implied goodwill was less than the amount of goodwill and resulted in a goodwill impairment of $147.0 million during 2012. Adverse changes in the significant assumptions used in determining the value of new business could result in future impairments of goodwill.

   There were no goodwill impairment charges recorded in 2011 or 2010.

   Continued deteriorating or adverse market conditions for certain businesses may have a significant impact on the fair value of our reporting units and could result in future impairments of goodwill.

(7) REINSURANCE

   We reinsure a portion of our policy risks to other insurance companies, including affiliates, in order to reduce our ultimate losses, diversify our exposures and provide capital flexibility. We also assume certain policy risks written by other insurance companies and affiliates. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. We did not have any significant concentrations of reinsurance with reinsurers other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), a third-party reinsurer, and our affiliates, Brookfield Life and Annuity Insurance Company Ltd ("BLAIC") and Brookfield Life Assurance Company Limited ("BLAC").

   As of December 31, 2012, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2012 and 2011, we had $2,304.4 million and $2,399.8 million, respectively, in retained assets that were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Service charges and expense allowance amounts are determined annually based upon policy charges subject to annual adjustments. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. As of December 31, 2012 and 2011, we had a reinsurance recoverable of $6,669.1 million and $6,832.4 million, respectively, associated with UFLIC.

   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation, an indirect subsidiary of General Electric ("GE"), agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the NAIC.

   We have term and universal life insurance policies ceded to BLAIC. As of December 31, 2012 and 2011, total life insurance in-force ceded to BLAIC was $53,972.2 million and $57,014.8 million, respectively. In 2011, BLAC novated all of the life insurance policies assumed from us to BLAIC.

   We have term and universal life insurance policies assumed from GLIC. In 2011, we assumed an additional in-force block of universal life insurance policies from GLIC, which resulted in the addition of $35.5 million of DAC. As of December 31, 2012 and 2011, we had reserves of $1,063.9 million and $801.4 million, respectively, associated with these policies. We also have term and universal life insurance policies ceded to GLIC. As of December 31, 2012 and 2011, we had a reinsurance recoverable of $361.9 million and $364.8 million, respectively, associated with the reinsurance agreement with GLIC.

   On January 24, 2012, we ceded term life insurance policies as part of a life block transaction to a third-party reinsurer that were previously reinsured to River Lake III, our wholly-owned subsidiary. In connection with the reinsurance transaction, River Lake III repaid all $750.0 million of its outstanding non-recourse funding obligations of which $573.9 million was paid to GLIC. The reinsurance transaction resulted in an after-tax loss of $93.1 million and as of December 31, 2012, we had a reinsurance recoverable of $228.1 million associated with the third-party reinsurance agreement.

   In 2011, Genworth completed the sale of its Medicare supplement insurance business. The transaction included the reinsurance of our Medicare supplement insurance which reduced DAC by $22.9 million. We received a net ceding commission of $12.1 million and recorded a gain of $8.8 million. A reinsurance recoverable of $17.0 million and $18.6 million was recorded as of December 31, 2012 and 2011, respectively, related to the reinsurance transaction.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Under the terms of certain reinsurance agreements that we have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves ceded to those external reinsurers. We had pledged fixed maturity securities and commercial mortgage loans of $941.6 million and $43.9 million, respectively, as of December 31, 2012 and $818.2 million and $52.9 million, respectively, as of December 31, 2011 in connection with these reinsurance agreements. However, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level.

   The following table sets forth net life insurance in-force as of December 31:

(AMOUNTS IN MILLIONS)                        2012         2011         2010
---------------------                    -----------  -----------  -----------
Direct life insurance in-force.......... $ 563,561.9  $ 563,508.8  $ 554,329.6
Amounts assumed from other companies....   140,612.6    129,722.9    113,037.6
Amounts ceded to other companies/(1)/...  (375,720.3)  (285,945.5)  (272,580.2)
                                         -----------  -----------  -----------
Net life insurance in-force............. $ 328,454.2  $ 407,286.2  $ 394,787.0
                                         ===========  ===========  ===========
Percentage of amount assumed to net.....        42.8%        31.9%        28.6%
                                         ===========  ===========  ===========

--------
/(1)/Includes amounts accounted for under the deposit method.

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                               WRITTEN                       EARNED
                                     ---------------------------  ---------------------------
(AMOUNTS IN MILLIONS)                  2012     2011      2010      2012     2011      2010
---------------------                -------  --------  --------  -------  --------  --------
Direct.............................. $ 971.8  $1,005.7  $1,086.0  $ 973.1  $1,009.0  $1,087.6
Assumed.............................   148.5     156.1     165.4    148.5     156.1     165.4
Ceded...............................  (647.7)   (324.8)   (340.8)  (648.8)   (327.3)   (341.3)
                                     -------  --------  --------  -------  --------  --------
Net premiums........................ $ 472.6  $  837.0  $  910.6  $ 472.8  $  837.8  $  911.7
                                     =======  ========  ========  =======  ========  ========
Percentage of amount assumed to net.                                 31.4%     18.6%     18.1%
                                                                  =======  ========  ========

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $1,419.0 million, $1,045.8 million and $1,002.8 million during 2012, 2011 and 2010, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


(8) INSURANCE RESERVES

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                   MORTALITY/
                                                   MORBIDITY    INTEREST RATE
(AMOUNTS IN MILLIONS)                              ASSUMPTION    ASSUMPTION     2012     2011
---------------------                              ----------   ------------- -------- --------
Structured settlements with life contingencies....        /(1)/  1.5% - 8.0%  $5,193.9 $5,268.6
Traditional life insurance contracts..............        /(2)/  2.5% - 7.5%   2,694.6  2,667.7
Annuity contracts with life contingencies.........        /(1)/  1.5% - 8.0%   1,851.7  1,864.1
Accident and health insurance contracts...........        /(3)/  4.5% - 7.0%      73.3     77.0
Supplementary contracts with life contingencies...        /(1)/  1.5% - 8.0%      47.1     46.1
                                                                              -------- --------
   Total future policy benefits...................                            $9,860.6 $9,923.5
                                                                              ======== ========

--------
/(1)/Assumptions for limited-payment contracts come from either the U.S.
     Population Table, 1983 Group Annuitant Mortality Table, 1983 Individual Annuitant Mortality Table or a-2000 Mortality Table.
/(2)/Principally modifications of the 1965-70 or 1975-80 Select and Ultimate
     Tables, 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, 1980 Commissioner's Extended Term Table and (IA) Standard Table 1996 (modified).
/(3)/The 1958 and 1980 Commissioner's Standard Ordinary Tables, or 2000 U.S.
     Annuity Table.

   Assumptions as to persistency are based on company experience.

   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

  (AMOUNTS IN MILLIONS)                                     2012      2011
  ---------------------                                   --------- ---------
  Annuity contracts...................................... $ 2,512.1 $ 2,490.9
  Structured settlements without life contingencies......   1,140.5   1,215.8
  FABNs, funding agreements and GICs.....................     703.4   1,018.5
  Supplementary contracts without life contingencies.....     399.6     369.6
  Variable universal life insurance contracts............      19.5      20.4
                                                          --------- ---------
     Total investment contracts..........................   4,775.1   5,115.2
  Universal life insurance contracts.....................   5,701.9   5,251.8
                                                          --------- ---------
     Total policyholder account balances................. $10,477.0 $10,367.0
                                                          ========= =========

   We are a member of the Federal Home Loan Bank of Atlanta (the "FHLB") and held $35.1 million and $36.7 million of common stock related to our membership as of December 31, 2012 and 2011, respectively, which was included in equity securities. We issued funding agreements to the FHLB and have letters of credit with the FHLB which have not been drawn upon. The FHLB has been granted a lien on certain of our invested assets to collateralize our obligations; however, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

maintenance level. Upon any event of default by us, the FHLB recovery on the collateral is limited to the amount of our funding agreement liabilities to the FHLB. The amount of funding agreements issued to the FHLB was $202.9 and $140.0 million as of December 31, 2012 and 2011 respectively, which was included in policyholder account balances. We had letters of credit related to the FHLB of $482.5 and $462.4 million as of December 31, 2012 and 2011, respectively. These funding agreements and letters of credit were collateralized by fixed maturity securities with a fair value of $752.8 million and $654.8 million as of December 31, 2012 and 2011, respectively.

   Certain Nontraditional Long-Duration Contracts

   The following table sets forth information about our variable annuity products with death and living benefit guarantees as of December 31:

(DOLLAR AMOUNTS IN MILLIONS)                                                  2012     2011
----------------------------                                                -------- --------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value.......... $2,801.0 $2,562.3
   Net amount at risk...................................................... $   15.8 $   61.0
   Average attained age of contractholders.................................       71       70
   Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................. $3,410.1 $3,528.2
   Net amount at risk...................................................... $  208.6 $  392.8
   Average attained age of contractholders.................................       71       70
Account values with living benefit guarantees:
   GMWBs................................................................... $3,498.6 $3,557.0
   Guaranteed annuitization benefits....................................... $1,423.7 $1,411.9

   Variable annuity contracts may contain more than one death or living benefit; therefore, the amounts listed above are not mutually exclusive. Substantially all of our variable annuity contracts have some form of GMDB.

   As of December 31, 2012 and 2011, our total liability associated with variable annuity contracts with minimum guarantees was approximately $6,928.0 million and $7,126.9 million, respectively. The liability, net of reinsurance, for our variable annuity contracts with GMDB and guaranteed annuitization benefits was $33.9 million and $28.9 million as of December 31, 2012 and 2011, respectively.

   The contracts underlying the lifetime benefits such as GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, or the protected value, is greater than the account value. As of December 31, 2012 and 2011, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered "in the money" was $794.1 million and $910.1 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is through lifetime withdrawals or lifetime income payments after annuitization.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Account balances of variable annuity contracts with death or living benefit guarantees were invested in separate account investment options as follows as of December 31:

        (AMOUNTS IN MILLIONS)                           2012     2011
        ---------------------                         -------- --------
        Balanced funds............................... $3,871.9 $3,813.0
        Equity funds.................................  1,294.4  1,418.1
        Bond funds...................................    930.9    971.4
        Money market funds...........................    154.0    122.9
        Other........................................      6.3     50.4
                                                      -------- --------
           Total..................................... $6,257.5 $6,375.8
                                                      ======== ========

(9) LIABILITY FOR POLICY AND CONTRACT CLAIMS

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (AMOUNTS IN MILLIONS)                     2012     2011     2010
       ---------------------                   -------  -------  -------
       Beginning as of January 1.............. $ 312.7  $ 310.3  $ 294.9
       Less reinsurance recoverables..........  (125.0)  (126.5)  (124.8)
                                               -------  -------  -------
          Net balance as of January 1.........   187.7    183.8    170.1
                                               -------  -------  -------
       Incurred related to insured events of:
          Current year........................   728.6    729.2    720.7
          Prior years.........................    24.1     11.4     13.7
                                               -------  -------  -------
              Total incurred..................   752.7    740.6    734.4
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (685.9)  (621.6)  (599.1)
          Prior years.........................  (131.2)  (115.1)  (121.6)
                                               -------  -------  -------
              Total paid......................  (817.1)  (736.7)  (720.7)
                                               -------  -------  -------
          Net balance as of December 31.......   123.3    187.7    183.8
       Add reinsurance recoverables...........   109.8    125.0    126.5
                                               -------  -------  -------
       Balance as of December 31.............. $ 233.1  $ 312.7  $ 310.3
                                               =======  =======  =======

   As described in note 2, we establish reserves for the ultimate cost of settling claims on reported and unreported insured events that have occurred on or before the respective reporting period. These liabilities are associated primarily with our life and long-term care insurance products and represent our best estimates of the liabilities at the time based on known facts, historical trends of claim payments and other external factors, such as various trends in economic conditions, mortality, morbidity and medical costs.

   For 2012, the decrease in the ending liability for policy and contract claims was primarily attributable to our life insurance products from lower claim frequency and severity in 2012 compared to 2011.

   During 2012, we strengthened reserves by $24.1 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   In 2012, we strengthened prior year reserves related to our life insurance products by $17.7 million from $238.5 million as of December 31, 2011. We strengthened reserves due to an increase in claims related to policies with higher face amounts and as a result of refinements to our estimated claim reserves. For our other products, the remaining unfavorable development related to refinements on both reported and unreported insured events occurring in the prior year as part of our reserving process.

   During 2011, we strengthened reserves by $11.4 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

   In 2011, we strengthened prior year reserves related to our life insurance products by $11.2 million from $230.1 million as of December 31, 2010. We strengthened reserves due to an increase in claims related to policies with higher face amounts and as a result of refinements to our estimated claim reserves. For our other products, the remaining unfavorable development related to refinements on both reported and unreported insured events occurring in the prior year as part of our reserving process.

   During 2010, we strengthened reserves by $13.7 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

   In 2010, we strengthened prior year reserves related to our life insurance products by $15.2 million from $230.2 million as of December 31, 2009. We strengthened reserves due to an increase in claims related to policies with higher face amounts and as a result of refinements to our estimated claim reserves. For our other products, the remaining favorable development related to refinements on both reported and unreported insured events occurring in the prior year as part of our reserving process.

   While the liability for policy and contract claims represents our current best estimates, there may be additional adjustments to these amounts based on information and trends not presently known. Such adjustments, reflecting any variety of new and adverse or favorable trends, could possibly be significant, exceeding the currently recorded reserves by an amount that could be material to our results of operations, financial condition and liquidity.

(10) NON-RECOURSE FUNDING OBLIGATIONS

   We issued non-recourse funding obligations in connection with our capital management strategy related to our term and universal life insurance products.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table sets forth the non-recourse funding obligations (surplus notes) of our wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

        (AMOUNTS IN MILLIONS)
        ---------------------
        ISSUANCE                                        2012     2011
        --------                                      -------- --------
        River Lake I, due 2033/(1)/.................. $  600.0 $  600.0
        River Lake I, due 2033/(2)/..................    489.2    500.0
        River Lake II, due 2035/(1)/.................    300.0    300.0
        River Lake II, due 2035/(2)/.................    550.0    550.0
        River Lake III, due 2036/(1)/................       --    500.0
        River Lake III, due 2036/(2)/................       --    250.0
        River Lake IV, due 2028/(2)/.................       --    516.0
        Rivermont I, due 2050/(1)/...................    315.0    315.0
                                                      -------- --------
           Total..................................... $2,254.2 $3,531.0
                                                      ======== ========

--------
/(1)/Accrual of interest based on one-month London Interbank Offered Rate
     ("LIBOR") that resets every 28 days plus a fixed margin.
/(2)/Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

   The floating rate notes have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. We have provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), we may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers and the third-party insurer for certain limited costs related to the issuance of these obligations.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   During 2012, River Lake I, repaid $10.8 million of its total outstanding floating rate subordinated notes due in 2033.

   On March 26, 2012, River Lake IV repaid $6.0 million of its total outstanding $16.0 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments. In December 2012, River Lake IV repaid its remaining outstanding non-recourse funding obligations of $510.0 million of which $275.6 million was paid to GLIC, an affiliate. Upon final redemption of the outstanding non-recourse notes, GLIC contributed the after-tax gain recognized of $25.0 million to us as a capital contribution.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   On December 9, 2011, GLIC commenced a tender offer to purchase all of the outstanding non-recourse funding obligations issued by River Lake III. The tender offer was deemed successful on January 20, 2012. In February and March 2012, River Lake III repaid all $750.0 million of its outstanding non-recourse funding obligations of which $573.9 million was paid to GLIC. Upon final redemption of the outstanding non-recourse notes, GLIC contributed the after-tax gain recognized of $64.8 million to us as a capital contribution.

   On March 25, 2011, River Lake IV repaid $6.0 million of its total outstanding $22.0 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments. On March 25, 2010, River Lake IV repaid $6.0 million of its total outstanding $28.0 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments.

   The weighted-average interest rates on the non-recourse funding obligations as of December 31, 2012 and 2011 were 1.6% and 1.4%, respectively.

(11) INCOME TAXES

   The total provision (benefit) for income taxes was as follows for the years ended December 31:

    (AMOUNTS IN MILLIONS)                            2012     2011    2010
    ---------------------                          -------  -------  ------
    Current federal income taxes.................. $(344.7) $(198.1) $ (3.7)
    Deferred federal income taxes.................   287.6    202.8   (41.8)
                                                   -------  -------  ------
       Total federal income taxes.................   (57.1)     4.7   (45.5)
                                                   -------  -------  ------
    Current state income taxes....................     0.5     (0.5)    0.2
    Deferred state income taxes...................    (2.8)     0.4    (1.8)
                                                   -------  -------  ------
       Total state income taxes...................    (2.3)    (0.1)   (1.6)
                                                   -------  -------  ------
       Total provision (benefit) for income taxes. $ (59.4) $   4.6  $(47.1)
                                                   =======  =======  ======

   As of December 31, 2012 and 2011, the current federal income tax payable was $29.2 million and $21.4 million, respectively, and was included in other liabilities in the consolidated balance sheets. The current state income tax receivable was $2.4 million and $2.9 million, respectively, as of December 31, 2012 and 2011 and was included in other assets in the consolidated balance sheets.

   In 2012, we recorded $37.0 million in additional paid-in capital as a deemed capital contribution related to the reduction of liabilities for tax contingency reserves by our indirect parent, GNA. Of this amount, $53.0 million related to a tax contingency that was the result of a net operating loss carryback disallowance, partially offset by $16.0 million of interest receivable related to tax contingencies, the benefit for which was retained by GNA. The capital contribution was offset by a $0.4 million increase in tax expense resulting in a net impact to stockholder's equity of $36.6 million. In 2011 and 2010, we recorded $5.1 million and $4.5 million, respectively, in retained earnings as a deemed dividend related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA. The dividends were offset by a decrease in tax expense resulting in no net impact to total stockholder's equity in 2011 and 2010.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(AMOUNTS IN MILLIONS)                                             2012            2011            2010
---------------------                                        --------------  -------------  --------------
Pre-tax income (loss) before equity in net income (loss) of
  unconsolidated subsidiary................................. $(236.4)        $ 58.7         $  6.3
                                                             =======         ======         ======
Statutory U.S. federal income tax rate...................... $ (82.7)  35.0% $ 20.5   35.0% $  2.2    35.0%
Increase (reduction) in rate resulting from:
   State income tax, net of federal income tax effect.......    (1.5)   0.7    (0.2)  (0.3)   (2.0)  (32.3)
   Tax benefits related to separation from our former
     parent.................................................   (11.4)   4.8      --     --   (29.9) (475.0)
   Benefit on tax favored investments.......................   (12.6)   5.3   (15.8) (26.8)  (13.8) (218.8)
   Interest on uncertain tax positions......................    (1.6)   0.7      --     --    (2.1)  (33.3)
   Non-deductible goodwill..................................    51.4  (21.8)     --     --      --      --
   Other, net...............................................    (1.0)   0.4     0.1   (0.1)   (1.5)  (23.2)
                                                             -------  -----  ------  -----  ------  ------
Effective rate.............................................. $ (59.4)  25.1% $  4.6    7.8% $(47.1) (747.6)%
                                                             =======  =====  ======  =====  ======  ======

   In connection with the initial public offering ("IPO") of our ultimate parent company, Genworth, and the 2004 separation from GE, its former parent, we, along with Genworth, made certain joint tax elections and realized certain tax benefits. During 2010, the Internal Revenue Service ("IRS") completed an examination of GE's 2004 tax return, including these tax impacts. In 2010, we recognized $29.9 million of previously uncertain tax benefits related to the separation. Additionally, we recorded $29.7 million as a reduction to retained earnings and $14.0 million as additional paid-in capital related to the 2004 separation.

   The components of the net deferred income tax liability were as follows as of December 31:

      (AMOUNTS IN MILLIONS)                                2012     2011
      ---------------------                              -------- --------
      Assets:
         Investments.................................... $  105.3 $  219.6
         Accrued expenses...............................     24.3     25.5
         Net operating loss carryforwards...............    226.2    566.1
         Other..........................................     62.8     68.7
                                                         -------- --------
             Total deferred income tax assets...........    418.6    879.9
                                                         -------- --------
      Liabilities:
         Insurance reserves.............................    645.9    823.5
         Net unrealized gains on investment securities..    208.4     59.6
         PVFP...........................................     87.7     97.1
         DAC............................................    748.3    725.1
                                                         -------- --------
             Total deferred income tax liabilities......  1,690.3  1,705.3
                                                         -------- --------
             Net deferred income tax liability.......... $1,271.7 $  825.4
                                                         ======== ========

   Based on our analysis, we believe it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable us to realize the remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Net operating loss carryforwards amounted to $646.3 million as of December 31, 2012, and if unused, will expire beginning in 2022.

   In 2012, we adjusted our deferred tax liability by $8.7 million which was offset by a decrease to additional paid-in capital related to an unsupported tax balance that arose prior to Genworth's IPO. GLICNY also adjusted their additional paid-in capital related to an unsupported tax balance that arose prior to Genworth's IPO which increased our investment in GLICNY and additional paid-in capital by $4.1 million.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows as of December 31:

     (AMOUNTS IN MILLIONS)                          2012    2011    2010
     ---------------------                         ------  ------  ------
     Balance as of January 1...................... $112.5  $106.5  $107.9
     Tax positions related to the current period:
        Gross additions...........................    0.3     9.0     7.6
     Tax positions related to the prior years:
        Gross additions...........................     --     4.6    27.4
        Gross reductions..........................  (49.0)   (7.6)  (36.4)
     Settlements..................................  (53.8)     --      --
                                                   ------  ------  ------
     Balance as of December 31.................... $ 10.0  $112.5  $106.5
                                                   ======  ======  ======

   The total amount of unrecognized tax benefits was $10.0 million as of December 31, 2012, of which $1.7 million, if recognized, would affect the effective rate on operations.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the year ended
December 31, 2012, we recognized a benefit of $2.4 million in interest and penalties. During the year ended December 31, 2011, we did not incur any interest or penalties. During the year ended 2010, we recorded benefits of approximately $3.2 million related to interest and penalties. We had no interest and penalties accrued as of December 31, 2012. We had approximately $2.4 million of interest and penalties accrued as of December 31, 2011.

   For tax years prior to 2011, we filed U.S. federal income tax returns (included in GLIC's consolidated life returns) and various state and local tax returns. For tax years beginning in 2011, we were included in the life/non-life consolidated return filed by Genworth, our ultimate parent. With possible exceptions, we are no longer subject to U.S. federal tax examinations for years through 2006. Any exposure with respect to these pre-2006 years has been sufficiently recorded in the financial statements. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations. The IRS has recently submitted a Revenue Agent Report ("RAR") with respect to the completion of its review of our U.S. income tax returns for the 2007 and 2008 tax years. The RAR includes disagreed issues which have been protested; based on certain developments with the IRS's Large Business & International division, we understand that the IRS examination team is in the process of conceding such disagreed issues and a revised RAR is forthcoming. We were included in a consolidated return with Genworth's former parent, GE, in 2004 before Genworth's IPO. The IRS completed its examination of these GE consolidated returns in 2010 and the appropriate adjustments under the Tax Matters Agreement and other tax sharing arrangements with GE were settled and finalized during the year ended December 31, 2012.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   We believe it is reasonably possible that in 2013, as a result of our open audits and appeals, up to $0.4 million of unrecognized tax benefits related to certain life insurance deductions will be recognized.

(12) SUPPLEMENTAL CASH FLOW INFORMATION

   Net cash received for taxes was $405.3 million, $82.5 million and $58.6 million for the years ended December 31, 2012, 2011 and 2010, respectively. Cash paid for interest primarily related to our non-recourse funding obligations was $96.4 million, $94.7 million and $93.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

   For a discussion of capital contributions paid to us and deemed capital contributions received, see notes 10 and 11, respectively.

   The following table details our non-cash transactions for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                   2012  2011 2010
---------------------                                                  -----  ---- ----
Supplemental schedule of non-cash investing and financing activities:
   Tax contingencies and other tax related items...................... $(0.4) $5.1 $4.5
                                                                       -----  ---- ----
   Total non-cash transactions........................................ $(0.4) $5.1 $4.5
                                                                       =====  ==== ====

(13) RELATED PARTY TRANSACTIONS

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $157.7 million, $186.4 million and $223.8 million for the years ended December 31, 2012, 2011 and 2010, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $43.5 million, $53.1 million and $60.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

   We pay Genworth, our ultimate parent, for investment-related services. We paid $15.3 million, $17.7 million and $16.3 million to Genworth in 2012, 2011 and 2010, respectively, for investment-related services.

   We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the years ended December 31, 2012, 2011 and 2010, we incurred no interest expense under this agreement. For the years ended December 31, 2012, 2011 and 2010, we paid interest at the cost of funds to GNA, which was 0.3% for each year. GNA owed us $1.0 million and $0.4 million as of December 31, 2012 and 2011, respectively, which was included in other assets in the consolidated balance sheets. As of December 31, 2012, 2011 and 2010, there were no borrowings under this agreement.

   Additionally, we sell investment securities to affiliates in the normal course of business. The sale of securities to affiliates are recorded at fair value with gains recorded in additional paid-in capital as a deemed

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

capital contribution and losses recorded in retained earnings as a deemed dividend. For the years ended December 31, 2012 and 2010, we recorded $7.3 million and $1.6 million, respectively, in additional paid-in capital related to gains associated with the sale of securities to affiliates. For the year ended December 31, 2011, we recorded $9.4 million in retained earnings related to losses from the sale of securities to affiliates.

   Newco is a real estate company which owns several buildings and land in Virginia. Newco was previously a direct wholly-owned subsidiary of GNA, an affiliate. In August 2012, we purchased Newco from GNA for $27.9 million in cash. The transfer was recorded at book value with a loss $13.5 million recorded in retained earnings as a deemed dividend. At the same time, GLAIC contributed a building with an estimated book value of $4.7 million to Newco. In 2012, Newco leased buildings to affiliates and we recognized $1.5 million in rental income related to these lease arrangements.

   For the year ended December 31, 2011, we recorded $17.6 million in additional paid-in-capital from a reinsurance gain related to the policies assumed from GLIC.

(14) FAIR VALUE OF FINANCIAL INSTRUMENTS

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative instruments. Other financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

   Restricted commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

   Other invested assets. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the related instrument. Primarily represents short-term investments and limited partnerships accounted for under the cost method. The fair value of short-term investments typically does not include significant unobservable inputs and approximate our amortized cost basis. As a result, short-term investments are classified as Level 2. Cost method limited partnerships typically include significant unobservable inputs as a result of being relatively illiquid with limited market activity for similar instruments and are classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Non-recourse funding obligations. We use an internal model to determine fair value using the current floating rate coupon and expected life/final maturity of the instrument discounted using the floating rate index and current market spread assumption, which is estimated based on recent transactions for these instruments or similar instruments as well as other market information or broker provided data. Given these instruments are private and very little market activity exists, our current market spread assumption is considered to have significant unobservable inputs in calculating fair value and, therefore, results in the fair value of these instruments being classified as Level 3.

   Borrowings related to securitization entities. Based on market quotes or comparable market transactions. These borrowings are not publicly traded and are classified as Level 3.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products. Given the significant unobservable inputs associated with policyholder behavior and current market rate assumptions used to discount the expected future cash flows, we classify these instruments as Level 3 except for certain funding agreement-backed notes that are traded in the marketplace as a security and are classified as Level 2.

   The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of December 31:

                                                                               2012
                         -                            ------------------------------------------------------
                                                                                      FAIR VALUE
                         -                             NOTIONAL   CARRYING ---------------------------------
(AMOUNTS IN MILLIONS)                                   AMOUNT     AMOUNT   TOTAL   LEVEL 1 LEVEL 2 LEVEL 3
---------------------                                 --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans.........................  $    /(1)/ $1,639.1 $1,763.1   $--   $   --  $1,763.1
   Restricted commercial mortgage loans/(2)/.........       /(1)/     64.5     74.6    --       --      74.6
   Other invested assets.............................       /(1)/     37.9     41.8    --      5.0      36.8
Liabilities:
   Non-recourse funding obligations/(3)/.............       /(1)/  2,254.2  1,593.3    --       --   1,593.3
   Borrowings related to securitization entity/(2)/..       /(1)/     64.6     64.6    --       --      64.6
   Investment contracts..............................       /(1)/  4,775.1  5,348.0    --    484.2   4,863.8
Other firm commitments:
   Commitments to fund limited partnerships..........   21.3            --       --    --       --        --

                                                                                 2011
                          -                             ------------------------------------------------------
                                                                                        FAIR VALUE
                          -                              NOTIONAL   CARRYING ---------------------------------
(AMOUNTS IN MILLIONS)                                     AMOUNT     AMOUNT   TOTAL   LEVEL 1 LEVEL 2 LEVEL 3
---------------------                                   --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans...........................  $    /(1)/ $1,836.5 $1,940.0   $--   $   --  $1,940.0
   Restricted commercial mortgage loans/(2)/...........       /(1)/     86.1     98.3    --       --      98.3
   Other invested assets...............................       /(1)/     93.9     94.7    --     58.0      36.7
Liabilities:
   Non-recourse funding obligations/(3)/...............       /(1)/  3,531.0  2,353.0    --       --   2,353.0
   Borrowings related to securitization entity/(2)/....       /(1)/     88.0     88.0    --       --      88.0
   Investment contracts................................       /(1)/  5,115.2  5,526.9    --    832.0   4,694.9
Other firm commitments:
   Commitments to fund limited partnerships............   27.7            --       --    --       --        --

--------
/(1)/These financial instruments do not have notional amounts.
/(2)/See note 15 for additional information related to our consolidated securitization entity.
/(3)/See note 10 for additional information related to borrowings.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Recurring Fair Value Measurements

   We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

   Fixed maturity, equity and trading securities

   The valuations of fixed maturity, equity and trading securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information.

   We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services ("pricing services") as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We also evaluate changes in fair value that are greater than 10% each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed.

   In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

   For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

   For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. In certain instances, we utilize price caps

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction. We assign each security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized and whether external ratings are available for our private placement to determine whether the spreads utilized would be considered observable inputs. During the second quarter of 2012, we began classifying private securities without an external rating as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities. To determine the significance of unobservable inputs, we calculate the impact on the valuation from the unobservable input and will classify a security as Level 3 when the impact on the valuation exceeds 10%.

   For broker quotes, we consider the valuation methodology utilized by the third party, but the valuation typically includes significant unobservable inputs. Accordingly, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

   For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following tables summarize the primary sources of data considered when determining fair value of each class of fixed maturity securities as of December 31:

                                                                                      2012
                                                                      ------------------------------------
(AMOUNTS IN MILLIONS)                                                   TOTAL   LEVEL 1  LEVEL 2  LEVEL 3
---------------------                                                 --------- ------- --------- --------
U.S. government, agencies and government-sponsored enterprises:
   Pricing services.................................................. $ 1,215.6   $--   $ 1,215.6 $     --
                                                                      ---------   ---   --------- --------
       Total U.S. government, agencies and government-sponsored
         enterprises.................................................   1,215.6    --     1,215.6       --
                                                                      ---------   ---   --------- --------
Tax-exempt:
   Pricing services..................................................       1.7    --         1.7       --
                                                                      ---------   ---   --------- --------
       Total tax-exempt..............................................       1.7    --         1.7       --
                                                                      ---------   ---   --------- --------
Government--non-U.S.:
   Pricing services..................................................     198.1    --       198.1       --
                                                                      ---------   ---   --------- --------
       Total government--non-U.S.....................................     198.1    --       198.1       --
                                                                      ---------   ---   --------- --------
U.S. corporate:
   Pricing services..................................................   5,097.2    --     5,097.2       --
   Broker quotes.....................................................      62.7    --          --     62.7
   Internal models...................................................     943.5    --       150.7    792.8
                                                                      ---------   ---   --------- --------
       Total U.S. corporate..........................................   6,103.4    --     5,247.9    855.5
                                                                      ---------   ---   --------- --------
Corporate--non-U.S.:
   Pricing services..................................................   1,625.6    --     1,625.6       --
   Broker quotes.....................................................       4.5    --          --      4.5
   Internal models...................................................     596.1    --        32.9    563.2
                                                                      ---------   ---   --------- --------
       Total corporate--non-U.S......................................   2,226.2    --     1,658.5    567.7
                                                                      ---------   ---   --------- --------
Residential mortgage-backed:
   Pricing services..................................................   1,868.4    --     1,868.4       --
   Broker quotes.....................................................       6.4    --          --      6.4
   Internal models...................................................       0.9    --          --      0.9
                                                                      ---------   ---   --------- --------
       Total residential mortgage-backed.............................   1,875.7    --     1,868.4      7.3
                                                                      ---------   ---   --------- --------
Commercial mortgage-backed:
   Pricing services..................................................     903.0    --       903.0       --
   Broker quotes.....................................................      10.5    --          --     10.5
   Internal models...................................................       1.5    --          --      1.5
                                                                      ---------   ---   --------- --------
       Total commercial mortgage-backed..............................     915.0    --       903.0     12.0
                                                                      ---------   ---   --------- --------
Other asset-backed:
   Pricing services..................................................     864.6    --       864.6       --
   Broker quotes.....................................................     225.1    --          --    225.1
   Internal models...................................................       1.0    --         1.0       --
                                                                      ---------   ---   --------- --------
       Total other asset-backed......................................   1,090.7    --       865.6    225.1
                                                                      ---------   ---   --------- --------
       Total fixed maturity securities............................... $13,626.4   $--   $11,958.8 $1,667.6
                                                                      =========   ===   ========= ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                      2011
                               -                                      ------------------------------------
(AMOUNTS IN MILLIONS)                                                   TOTAL   LEVEL 1  LEVEL 2  LEVEL 3
---------------------                                                 --------- ------- --------- --------
U.S. government, agencies and government-sponsored enterprises:
   Pricing services.................................................. $ 1,195.5   $--   $ 1,195.5 $     --
   Internal models...................................................       1.1    --          --      1.1
                                                                      ---------   ---   --------- --------
       Total U.S. government, agencies and government-sponsored
         enterprises.................................................   1,196.6    --     1,195.5      1.1
                                                                      ---------   ---   --------- --------
Government--non-U.S.:
   Pricing services..................................................     142.4    --       142.4       --
                                                                      ---------   ---   --------- --------
       Total government--non-U.S.....................................     142.4    --       142.4       --
                                                                      ---------   ---   --------- --------
U.S. corporate:
   Pricing services..................................................   5,548.4    --     5,548.4       --
   Broker quotes.....................................................     103.2    --          --    103.2
   Internal models...................................................     933.0    --       204.8    728.2
                                                                      ---------   ---   --------- --------
       Total U.S. corporate..........................................   6,584.6    --     5,753.2    831.4
                                                                      ---------   ---   --------- --------
Corporate--non-U.S.:
   Pricing services..................................................   1,363.5    --     1,363.5       --
   Broker quotes.....................................................       1.4    --          --      1.4
   Internal models...................................................     528.4    --       170.3    358.1
                                                                      ---------   ---   --------- --------
       Total corporate--non-U.S......................................   1,893.3    --     1,533.8    359.5
                                                                      ---------   ---   --------- --------
Residential mortgage-backed:
   Pricing services..................................................   1,836.0    --     1,836.0       --
   Broker quotes.....................................................      10.1    --          --     10.1
   Internal models...................................................       1.2    --          --      1.2
                                                                      ---------   ---   --------- --------
       Total residential mortgage-backed.............................   1,847.3    --     1,836.0     11.3
                                                                      ---------   ---   --------- --------
Commercial mortgage-backed:
   Pricing services..................................................     755.9    --       755.9       --
   Broker quotes.....................................................      10.4    --          --     10.4
   Internal models...................................................       5.2    --          --      5.2
                                                                      ---------   ---   --------- --------
       Total commercial mortgage-backed..............................     771.5    --       755.9     15.6
                                                                      ---------   ---   --------- --------
Other asset-backed:
   Pricing services..................................................   1,286.3    --     1,286.3       --
   Broker quotes.....................................................     118.5    --          --    118.5
   Internal models...................................................       2.9    --         2.9       --
                                                                      ---------   ---   --------- --------
       Total other asset-backed......................................   1,407.7    --     1,289.2    118.5
                                                                      ---------   ---   --------- --------
       Total fixed maturity securities............................... $13,843.4   $--   $12,506.0 $1,337.4
                                                                      =========   ===   ========= ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following tables summarize the primary sources of data considered when determining fair value of equity securities as of December 31:

                                                     2012
                                         -----------------------------
          (AMOUNTS IN MILLIONS)          TOTAL LEVEL 1 LEVEL 2 LEVEL 3
          ---------------------          ----- ------- ------- -------
          Pricing services.............. $25.5  $24.5   $1.0    $  --
          Broker quotes.................   3.5     --     --      3.5
          Internal models...............  35.1     --     --     35.1
                                         -----  -----   ----    -----
             Total equity securities.... $64.1  $24.5   $1.0    $38.6
                                         =====  =====   ====    =====

                                                     2011
                                         -----------------------------
          (AMOUNTS IN MILLIONS)          TOTAL LEVEL 1 LEVEL 2 LEVEL 3
          ---------------------          ----- ------- ------- -------
          Pricing services.............. $19.3  $18.3   $1.0    $  --
          Broker quotes.................   3.1     --     --      3.1
          Internal models...............  36.7     --     --     36.7
                                         -----  -----   ----    -----
             Total equity securities.... $59.1  $18.3   $1.0    $39.8
                                         =====  =====   ====    =====

   The following tables summarize the primary sources of data considered when determining fair value of trading securities as of December 31:

                                                     2012
                                        ------------------------------
         (AMOUNTS IN MILLIONS)          TOTAL  LEVEL 1 LEVEL 2 LEVEL 3
         ---------------------          ------ ------- ------- -------
         Pricing services.............. $390.4   $--   $390.4   $  --
         Broker quotes.................   13.4    --       --    13.4
                                        ------   ---   ------   -----
            Total trading securities... $403.8   $--   $390.4   $13.4
                                        ======   ===   ======   =====

                                                     2011
                                        ------------------------------
         (AMOUNTS IN MILLIONS)          TOTAL  LEVEL 1 LEVEL 2 LEVEL 3
         ---------------------          ------ ------- ------- -------
         Pricing services.............. $422.2   $--   $422.2   $  --
         Broker quotes.................   32.4    --       --    32.4
                                        ------   ---   ------   -----
            Total trading securities... $454.6   $--   $422.2   $32.4
                                        ======   ===   ======   =====

   Securities lending and derivative counterparty collateral

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. We determine fair value after considering prices obtained by third-party pricing services.

   Separate account assets

   The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Derivatives

   We consider counterparty collateral arrangements and rights of set-off when evaluating our net credit risk exposure to our derivative counterparties. Accordingly, we are permitted to include consideration of these arrangements when determining whether any incremental adjustment should be made for both the counterparty's and our non-performance risk in measuring fair value for our derivative instruments. As a result of these counterparty arrangements, we determined that any adjustment for credit risk would not be material and we do not record any incremental adjustment for our non-performance risk or the non-performance risk of the derivative counterparty for our derivative assets or liabilities. We determine fair value for our derivatives using an income approach with internal models based on relevant market inputs for each derivative instrument. We also compare the fair value determined using our internal model to the valuations provided by our derivative counterparties with any significant differences or changes in valuation being evaluated further by our derivatives professionals that are familiar with the instrument and market inputs used in the valuation.

   Interest rate swaps. The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2. For certain interest rate swaps, the inputs into the valuation also include the total returns of certain bonds that would primarily be considered an observable input and result in the derivative being classified as Level 2. For certain other swaps, there are features that provide an option to the counterparty to terminate the swap at specified dates. The interest rate volatility input used to value these options would be considered a significant unobservable input and results in the fair value measurement of the derivative being classified as Level 3. These options to terminate the swap by the counterparty are based on forward interest rate swap curves and volatility. As interest rate volatility increases, our valuation of the derivative changes unfavorably.

   Credit default swaps. We have both single name credit default swaps and index tranche credit default swaps. For single name credit default swaps, we utilize an income approach to determine fair value based on using current market information for the credit spreads of the reference entity, which is considered observable inputs based on the reference entities of our derivatives and results in these derivatives being classified as Level 2. For index tranche credit default swaps, we utilize an income approach that utilizes current market information related to credit spreads and expected defaults and losses associated with the reference entities that comprise the respective index associated with each derivative. There are significant unobservable inputs associated with the timing and amount of losses from the reference entities as well as the timing or amount of losses, if any, that will be absorbed by our tranche. Accordingly, the index tranche credit default swaps are classified as Level 3. As credit spreads widen for the underlying issuers comprising the index, the change in our valuation of these credit default swaps will be unfavorable.

   Equity index options. We have equity index options associated with various equity indices. The valuation of equity index options is determined using an income approach. The primary inputs into the valuation represent forward interest rate volatility and time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3. As equity index volatility increases, our valuation of these options changes favorably.

   Financial futures. The fair value of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1. The period end valuation is zero as a result of settling the margins on these contracts on a daily basis.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Equity return swaps. The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

   Limited guarantee. The valuation of the limited guarantee is determined using an income approach. The primary inputs into the valuation represent policyholder behavior, such as lapses and mortality, and future interest rates to project future results to determine the scenarios when the limited guarantee payments, if any, would be required using probability weighted scenarios. As a result of the significant unobservable inputs associated with the assumptions used to project future results, the limited guarantee is classified as Level 3.

   GMWB embedded derivatives

   We are required to bifurcate an embedded derivative for certain features associated with annuity products and related reinsurance agreements where we provide a GMWB to the policyholder and are required to record the GMWB embedded derivative at fair value. The valuation of our GMWB embedded derivative is based on an income approach that incorporates inputs such as forward interest rates, equity index volatility, equity index and fund correlation, and policyholder assumptions such as utilization, lapse and mortality. In addition to these inputs, we also consider risk and expense margins when determining the projected cash flows that would be determined by another market participant. While the risk and expense margins are considered in determining fair value, these inputs do not have a significant impact on the valuation. We determine fair value using an internal model based on the various inputs noted above. The resulting fair value measurement from the model is reviewed by the product actuarial, risk and finance professionals each reporting period with changes in fair value also being compared to changes in derivatives and other instruments used to mitigate changes in fair value from certain market risks, such as equity index volatility and interest rates.

   For GMWB liabilities, non-performance risk is integrated into the discount rate. Our discount rate used to determine fair value of our GMWB liabilities includes market credit spreads above U.S. Treasury rates to reflect an adjustment for the non-performance risk of the GMWB liabilities. As of December 31, 2012 and 2011, the impact of non-performance risk resulted in a lower fair value of our GMWB liabilities of $77.8 million and $95.0 million, respectively.

   To determine the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. In determining the appropriate discount rate to incorporate non-performance risk of the GMWB liabilities, we also considered the impacts of state guarantees embedded in the related insurance product as a form of inseparable third-party guarantee. We believe that a hypothetical exit market participant would use a similar discount rate as described above to value the liabilities.

   For equity index volatility, we determine the projected equity market volatility using both historical volatility and projected equity market volatility with more significance being placed on projected near-term volatility and recent historical data. Given the different attributes and market characteristics of GMWB liabilities compared to equity index options in the derivative market, the equity index volatility assumption for GMWB liabilities may be different from the volatility assumption for equity index options, especially for the longer dated points on the curve.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Equity index and fund correlations are determined based on historical price observations for the fund and equity index.

   For policyholder assumptions, we use our expected lapse, mortality and utilization assumptions and update these assumptions for our actual experience, as necessary. For our lapse assumption, we adjust our base lapse assumption by policy based on a combination of the policyholder's current account value and GMWB benefit.

   We classify the GMWB valuation as Level 3 based on having significant unobservable inputs, with equity index volatility and non-performance risk being considered the more significant unobservable inputs. As equity index volatility increases, the fair value of the GMWB liabilities will increase. Any increase in non-performance risk would increase the discount rate and would decrease the fair value of the GMWB liability. Additionally, we consider lapse and utilization assumptions to be significant unobservable inputs. An increase in our lapse assumption would decrease the fair value of the GMWB liability, whereas an increase in our utilization rate would increase the fair value.

   We evaluate the inputs and methodologies used to determine fair value based on how we expect a market participant would determine exit value. As stated above, there is no exit market or market participants for the GMWB embedded derivatives. Accordingly, we evaluate our inputs and resulting fair value based on a hypothetical exit market and hypothetical market participants. A hypothetical exit market could be viewed as a transaction that would closely resemble reinsurance. While reinsurance transactions for this type of product are not an observable input, we consider this type of hypothetical exit market, as appropriate, when evaluating our inputs and determining that our inputs are consistent with that of a hypothetical market participant.

   Fixed index annuity embedded derivatives

   We offer fixed indexed annuity products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate nonperformance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following tables set forth our assets and liabilities by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                             2012
                                                             -------------------------------------
(AMOUNTS IN MILLIONS)                                          TOTAL   LEVEL 1   LEVEL 2  LEVEL 3
---------------------                                        --------- -------- --------- --------
Assets
   Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-
            sponsored enterprises........................... $ 1,215.6 $     -- $ 1,215.6 $     --
          Tax-exempt........................................       1.7       --       1.7       --
          Government--non-U.S...............................     198.1       --     198.1       --
          U.S. corporate....................................   6,103.4       --   5,247.9    855.5
          Corporate--non-U.S................................   2,226.2       --   1,658.5    567.7
          Residential mortgage-backed.......................   1,875.7       --   1,868.4      7.3
          Commercial mortgage-backed........................     915.0       --     903.0     12.0
          Other asset-backed................................   1,090.7       --     865.6    225.1
                                                             --------- -------- --------- --------
          Total fixed maturity securities...................  13,626.4       --  11,958.8  1,667.6
                                                             --------- -------- --------- --------
       Equity securities....................................      64.1     24.5       1.0     38.6
                                                             --------- -------- --------- --------
       Other invested assets:
          Trading securities................................     403.8       --     390.4     13.4
          Derivative assets:
              Interest rate swaps...........................       8.6       --       7.0      1.6
              Credit default swaps..........................       0.2       --       0.2       --
              Equity index options..........................      18.2       --        --     18.2
              Limited guarantee.............................       0.5       --        --      0.5
                                                             --------- -------- --------- --------
              Total derivative assets.......................      27.5       --       7.2     20.3
                                                             --------- -------- --------- --------
          Securities lending collateral.....................      48.2       --      48.2       --
                                                             --------- -------- --------- --------
          Total other invested assets.......................     479.5       --     445.8     33.7
                                                             --------- -------- --------- --------
   Other assets/(1)/........................................      35.6       --      35.6       --
   Reinsurance recoverable/(2)/.............................       8.4       --        --      8.4
   Separate account assets..................................   9,060.4  9,060.4        --       --
                                                             --------- -------- --------- --------
              Total assets.................................. $23,274.4 $9,084.9 $12,441.2 $1,748.3
                                                             ========= ======== ========= ========
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(3)/....................... $   307.2 $     -- $      -- $  307.2
       Fixed index annuity embedded derivatives.............      21.7       --        --     21.7
                                                             --------- -------- --------- --------
       Total policyholder account balances..................     328.9       --        --    328.9
                                                             --------- -------- --------- --------
   Derivative liabilities:
       Interest rate swaps..................................       5.2       --       5.2       --
       Equity return swaps..................................       7.8       --       7.8       --
                                                             --------- -------- --------- --------
       Total derivative liabilities.........................      13.0       --      13.0       --
                                                             --------- -------- --------- --------
          Total liabilities................................. $   341.9 $     -- $    13.0 $  328.9
                                                             ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                             2011
                         -                                   -------------------------------------
(AMOUNTS IN MILLIONS)                                          TOTAL   LEVEL 1   LEVEL 2  LEVEL 3
---------------------                                        --------- -------- --------- --------
Assets
   Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-
            sponsored enterprises........................... $ 1,196.6 $     -- $ 1,195.5 $    1.1
          Government--non-U.S...............................     142.4       --     142.4       --
          U.S. corporate....................................   6,584.6       --   5,753.2    831.4
          Corporate--non-U.S................................   1,893.3       --   1,533.8    359.5
          Residential mortgage-backed.......................   1,847.3       --   1,836.0     11.3
          Commercial mortgage-backed........................     771.5       --     755.9     15.6
          Other asset-backed................................   1,407.7       --   1,289.2    118.5
                                                             --------- -------- --------- --------
          Total fixed maturity securities...................  13,843.4       --  12,506.0  1,337.4
                                                             --------- -------- --------- --------
       Equity securities....................................      59.1     18.3       1.0     39.8
                                                             --------- -------- --------- --------
       Other invested assets:
          Trading securities................................     454.6       --     422.2     32.4
          Derivative assets:
              Interest rate swaps...........................      30.5       --      25.2      5.3
              Credit default swaps..........................       0.4       --       0.4       --
              Equity index options..........................      22.6       --        --     22.6
              Equity return swaps...........................       6.6       --       6.6       --
              Limited guarantee.............................       5.9       --        --      5.9
                                                             --------- -------- --------- --------
              Total derivative assets.......................      66.0       --      32.2     33.8
                                                             --------- -------- --------- --------
          Securities lending collateral.....................      41.3       --      41.3       --
          Derivatives counterparty collateral...............       9.9       --       9.9       --
                                                             --------- -------- --------- --------
          Total other invested assets.......................     571.8       --     505.6     66.2
                                                             --------- -------- --------- --------
       Other assets/(1)/....................................      17.8       --      17.8       --
       Reinsurance recoverable/(2)/.........................      13.9       --        --     13.9
       Separate account assets..............................   9,231.7  9,231.7        --       --
                                                             --------- -------- --------- --------
          Total assets...................................... $23,737.7 $9,250.0 $13,030.4 $1,457.3
                                                             ========= ======== ========= ========
Liabilities
   Policyholder account balances/(3)/....................... $   433.6 $     -- $      -- $  433.6
   Derivative liabilities:
       Interest rate swaps..................................       8.8       --       8.8       --
       Credit default swaps.................................       0.1       --       0.1       --
       Equity return swaps..................................       2.8       --       2.8       --
       Total derivative liabilities.........................      11.7       --      11.7       --
                                                             --------- -------- --------- --------
          Total liabilities................................. $   445.3 $     -- $    11.7 $  433.6
                                                             ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, which primarily represents mutual fund investments, we typically do not have any transfers between Level 1 and Level 2 measurement categories and did not have any such transfers during any period presented.

   Our assessment of whether or not there were significant unobservable inputs related to fixed maturity securities was based on our observations obtained through the course of managing our investment portfolio, including interaction with other market participants, observations related to the availability and consistency of pricing and/or rating, and understanding of general market activity such as new issuance and the level of secondary market trading for a class of securities. Additionally, we considered data obtained from third-party pricing sources to determine whether our estimated values incorporate significant unobservable inputs that would result in the valuation being classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:


                                            TOTAL REALIZED AND
                                             UNREALIZED GAINS
                                BEGINNING        (LOSSES)
                                 BALANCE   --------------------
                                  AS OF    INCLUDED IN                                                  TRANSFER TRANSFER
                                JANUARY 1, NET INCOME  INCLUDED                                           INTO    OUT OF
(AMOUNTS IN MILLIONS)              2012      (LOSS)     IN OCI  PURCHASES  SALES  ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------           ---------- ----------- -------- --------- ------  --------- ----------- -------- --------
Fixed maturity securities:
   U.S. government, agencies
    and government-
    sponsored enterprises......  $    1.1    $   --     $  --    $   --   $   --    $ --      $    --    $   --  $  (1.1)
   U.S. corporate/(1)/.........     831.4       2.9      27.5      56.5    (19.3)     --        (48.1)    160.6   (156.0)
   Corporate--non-U.S./(1)/....     359.5       1.8      27.2      74.7       --      --        (27.5)    132.0       --
   Residential mortgage-
    backed.....................      11.3      (6.3)      8.6        --       --      --         (6.4)      0.1       --
   Commercial mortgage-
    backed.....................      15.6      (1.3)      1.8        --       --      --         (0.1)       --     (4.0)
   Other asset-backed..........     118.5       0.4      13.2     136.6    (11.8)     --        (36.3)      4.5       --
                                 --------    ------     -----    ------   ------    ----      -------    ------  -------
   Total fixed maturity
    securities.................   1,337.4      (2.5)     78.3     267.8    (31.1)     --       (118.4)    297.2   (161.1)
                                 --------    ------     -----    ------   ------    ----      -------    ------  -------
Equity securities..............      39.8        --       0.3       3.8     (5.3)     --           --        --       --
                                 --------    ------     -----    ------   ------    ----      -------    ------  -------
Other invested assets:
   Trading securities..........      32.4       1.9        --        --     (2.9)     --         (3.3)       --    (14.7)
   Derivative assets:
      Interest rate swaps......       5.3       0.7        --        --       --      --         (4.4)       --       --
      Equity index options.....      22.6     (42.4)       --      48.0       --      --        (10.0)       --       --
      Limited guarantee........       5.9      (5.4)       --        --       --      --           --        --       --
                                 --------    ------     -----    ------   ------    ----      -------    ------  -------
      Total derivative
       assets..................      33.8     (47.1)       --      48.0       --      --        (14.4)       --       --
                                 --------    ------     -----    ------   ------    ----      -------    ------  -------
   Total other invested
    assets.....................      66.2     (45.2)       --      48.0     (2.9)     --        (17.7)       --    (14.7)
                                 --------    ------     -----    ------   ------    ----      -------    ------  -------
Reinsurance recoverable/(2)/...      13.9      (7.9)       --        --       --     2.4           --        --       --
                                 --------    ------     -----    ------   ------    ----      -------    ------  -------
Total Level 3 assets...........  $1,457.3    $(55.6)    $78.6    $319.6   $(39.3)   $2.4      $(136.1)   $297.2  $(175.8)
                                 ========    ======     =====    ======   ======    ====      =======    ======  =======

                                             TOTAL GAINS
                                               (LOSSES)
                                             INCLUDED IN
                                   ENDING     NET INCOME
                                  BALANCE       (LOSS)
                                   AS OF     ATTRIBUTABLE
                                DECEMBER 31,  TO ASSETS
(AMOUNTS IN MILLIONS)               2012      STILL HELD
---------------------           ------------ ------------
Fixed maturity securities:
   U.S. government, agencies
    and government-
    sponsored enterprises......   $     --      $   --
   U.S. corporate/(1)/.........      855.5        (0.3)
   Corporate--non-U.S./(1)/....      567.7         0.1
   Residential mortgage-
    backed.....................        7.3        (6.3)
   Commercial mortgage-
    backed.....................       12.0        (1.3)
   Other asset-backed..........      225.1         0.4
                                  --------      ------
   Total fixed maturity
    securities.................    1,667.6        (7.4)
                                  --------      ------
Equity securities..............       38.6          --
                                  --------      ------
Other invested assets:
   Trading securities..........       13.4         2.2
   Derivative assets:
      Interest rate swaps......        1.6         0.7
      Equity index options.....       18.2       (39.4)
      Limited guarantee........        0.5        (5.4)
                                  --------      ------
      Total derivative
       assets..................       20.3       (44.1)
                                  --------      ------
   Total other invested
    assets.....................       33.7       (41.9)
                                  --------      ------
Reinsurance recoverable/(2)/...        8.4        (7.9)
                                  --------      ------
Total Level 3 assets...........   $1,748.3      $(57.2)
                                  ========      ======

--------
/(1)/The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate--non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out. During 2012, we began classifying private securities without an external rating as Level 3, which resulted in a significant number of securities being transferred into Level 3.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                            TOTAL REALIZED AND
                                             UNREALIZED GAINS
                                BEGINNING        (LOSSES)
                                 BALANCE   -------------------
                                  AS OF    INCLUDED IN                                                   TRANSFER TRANSFER
                                JANUARY 1, NET INCOME  INCLUDED                                            INTO    OUT OF
(AMOUNTS IN MILLIONS)              2011      (LOSS)     IN OCI  PURCHASES  SALES   ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------           ---------- ----------- -------- --------- -------  --------- ----------- -------- --------
Fixed maturity securities:
   U.S. government, agencies
    and government-
    sponsored enterprises......   $  1.1     $   --     $ 0.1    $   --   $    --    $ --      $  (0.1)   $   --   $  --
   U.S. corporate/(1)/.........    306.7       (8.6)     22.5      75.3     (17.0)     --        (30.5)    489.2    (6.2)
   Corporate--non-U.S./(1)/....    102.8      (11.0)     (7.4)     70.2     (53.0)     --        (21.4)    279.3      --
   Residential mortgage-
    backed.....................     40.3       (0.7)     (3.8)       --     (14.3)     --        (10.2)       --      --
   Commercial mortgage-
    backed.....................     19.9       (2.4)      1.4        --        --      --         (3.3)       --      --
   Other asset-backed..........    134.3         --       1.0       5.0      (7.5)     --        (14.3)       --      --
                                  ------     ------     -----    ------   -------    ----      -------    ------   -----
   Total fixed maturity
    securities.................    605.1      (22.7)     13.8     150.5     (91.8)     --        (79.8)    768.5    (6.2)
                                  ------     ------     -----    ------   -------    ----      -------    ------   -----
Equity securities..............     50.4        1.3       0.3        --      (9.9)     --         (2.3)       --      --
                                  ------     ------     -----    ------   -------    ----      -------    ------   -----
Other invested assets:
   Trading securities..........     40.5        0.4        --        --        --      --         (8.5)       --      --
Derivative assets:
   Interest rate swaps.........      4.6         --        --       0.7        --      --           --        --      --
   Equity index options........     30.9        1.3        --      26.3        --      --        (35.9)       --      --
   Limited guarantee...........     23.0      (17.1)       --        --        --      --           --        --      --
                                  ------     ------     -----    ------   -------    ----      -------    ------   -----
   Total derivative
    assets.....................     58.5      (15.8)       --      27.0        --      --        (35.9)       --      --
                                  ------     ------     -----    ------   -------    ----      -------    ------   -----
   Total other invested
    assets.....................     99.0      (15.4)       --      27.0        --      --        (44.4)       --      --
                                  ------     ------     -----    ------   -------    ----      -------    ------   -----
Reinsurance
 recoverable/(2)/..............     (4.1)      15.6        --        --        --     2.4           --        --      --
                                  ------     ------     -----    ------   -------    ----      -------    ------   -----
Total Level 3 assets...........   $750.4     $(21.2)    $14.1    $177.5   $(101.7)   $2.4      $(126.5)   $768.5   $(6.2)
                                  ======     ======     =====    ======   =======    ====      =======    ======   =====

                                             TOTAL GAINS
                                               (LOSSES)
                                             INCLUDED IN
                                   ENDING     NET INCOME
                                  BALANCE       (LOSS)
                                   AS OF     ATTRIBUTABLE
                                DECEMBER 31,  TO ASSETS
(AMOUNTS IN MILLIONS)               2011      STILL HELD
---------------------           ------------ ------------
Fixed maturity securities:
   U.S. government, agencies
    and government-
    sponsored enterprises......   $    1.1      $   --
   U.S. corporate/(1)/.........      831.4        (8.6)
   Corporate--non-U.S./(1)/....      359.5         0.8
   Residential mortgage-
    backed.....................       11.3          --
   Commercial mortgage-
    backed.....................       15.6        (2.4)
   Other asset-backed..........      118.5          --
                                  --------      ------
   Total fixed maturity
    securities.................    1,337.4       (10.2)
                                  --------      ------
Equity securities..............       39.8          --
                                  --------      ------
Other invested assets:
   Trading securities..........       32.4         0.4
Derivative assets:
   Interest rate swaps.........        5.3          --
   Equity index options........       22.6         1.3
   Limited guarantee...........        5.9       (17.1)
                                  --------      ------
   Total derivative
    assets.....................       33.8       (15.8)
                                  --------      ------
   Total other invested
    assets.....................       66.2       (15.4)
                                  --------      ------
Reinsurance
 recoverable/(2)/..............       13.9        15.6
                                  --------      ------
Total Level 3 assets...........   $1,457.3      $(10.0)
                                  ========      ======

--------
/(1)/The majority of the transfers into Level 3 during 2011 related to a reclassification of certain private securities valued using internal models which previously had not been identified as having significant unobservable inputs. Prior to 2011, these securities had been misclassified as Level 2. The remaining transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate--non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                   TOTAL REALIZED AND                                               TOTAL GAINS
                                                   UNREALIZED GAINS                                                   (LOSSES)
                                                       (LOSSES)        PURCHASES,                                   INCLUDED IN
                                        BEGINNING  ----------------      SALES,                           ENDING     NET INCOME
                                         BALANCE   INCLUDED            ISSUANCES,                        BALANCE       (LOSS)
                                          AS OF     IN NET                AND      TRANSFER  TRANSFER     AS OF     ATTRIBUTABLE
                                        JANUARY 1,  INCOME   INCLUDED SETTLEMENTS,   INTO     OUT OF   DECEMBER 31,  TO ASSETS
(AMOUNTS IN MILLIONS)                      2010     (LOSS)    IN OCI      NET      LEVEL 3   LEVEL 3       2010      STILL HELD
---------------------                   ---------- --------  -------- ------------ -------- ---------  ------------ ------------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored
     enterprises.......................  $   10.2   $   --    $  --     $    --     $   --  $    (9.1)    $  1.1       $   --
    U.S. corporate/(1)/................     309.1      1.2      4.1        20.4      137.5     (165.6)     306.7          1.2
    Corporate--non-U.S./(1)/...........     188.6     (0.7)     2.7       (32.2)      59.4     (115.0)     102.8         (6.2)
    Residential mortgage-backed/(2)/...     649.6       --      2.0         2.2        4.4     (617.9)      40.3           --
    Commercial mortgage-backed/(2)/....     775.9     (7.4)    27.3       (82.8)     118.3     (811.4)      19.9         (0.1)
    Other asset-backed/(2)/............     816.6      5.0      9.7      (386.0)      64.2     (375.2)     134.3           --
                                         --------   ------    -----     -------     ------  ---------     ------       ------
    Total fixed maturity securities....   2,750.0     (1.9)    45.8      (478.4)     383.8   (2,094.2)     605.1         (5.1)
                                         --------   ------    -----     -------     ------  ---------     ------       ------
Equity securities......................       5.1       --     (1.2)       (5.6)      52.1         --       50.4           --
                                         --------   ------    -----     -------     ------  ---------     ------       ------
Other invested assets:
    Trading securities.................      21.5     (3.1)      --       (25.8)     135.0      (87.1)      40.5         (3.2)
    Restricted other invested assets...      26.5       --       --       (26.5)        --         --         --           --
    Derivative assets:
       Interest rate swaps.............       2.4      2.2       --          --         --         --        4.6          2.2
       Equity index options............      32.2    (66.4)      --        65.1         --         --       30.9        (66.4)
       Limited guarantee...............      29.9     (6.9)      --          --         --         --       23.0         (6.9)
                                         --------   ------    -----     -------     ------  ---------     ------       ------
    Total derivative assets............      64.5    (71.1)      --        65.1         --         --       58.5        (71.1)
                                         --------   ------    -----     -------     ------  ---------     ------       ------
    Total other invested assets........     112.5    (74.2)      --        12.8      135.0      (87.1)      99.0        (74.3)
                                         --------   ------    -----     -------     ------  ---------     ------       ------
Reinsurance recoverable/(3)/...........      (3.7)    (2.6)      --         2.2         --         --       (4.1)        (2.6)
                                         --------   ------    -----     -------     ------  ---------     ------       ------
Total Level 3 assets...................  $2,863.9   $(78.7)   $44.6     $(469.0)    $570.9  $(2,181.3)    $750.4       $(82.0)
                                         ========   ======    =====     =======     ======  =========     ======       ======

--------
/(1)/The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and corporate--non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out.
/(2)/During 2010, primary market issuance and secondary market activity for commercial and non-agency residential mortgage-backed and other asset-backed securities increased the market observable inputs used to establish fair values for similar securities. These factors, along with more consistent pricing from third-party sources, resulted in our conclusion that there is sufficient trading activity in similar instruments to support classifying certain mortgage-backed and asset-backed securities as Level 2.
/(3)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the gains and losses included in net income
(loss) from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                                   2012    2011    2010
---------------------                                                                  ------  ------  ------
Total realized and unrealized gains (losses) included in net income (loss):
   Net investment income.............................................................. $  5.4  $  1.0  $ 17.2
   Net investment gains (losses)......................................................  (61.0)  (22.2)  (95.9)
                                                                                       ------  ------  ------
       Total.......................................................................... $(55.6) $(21.2) $(78.7)
                                                                                       ======  ======  ======
Total gains (losses) included in net income (loss) attributable to assets still held:
   Net investment income.............................................................. $  1.1  $  1.5  $  1.2
   Net investment gains (losses)......................................................  (58.3)  (11.5)  (83.2)
                                                                                       ------  ------  ------
       Total.......................................................................... $(57.2) $(10.0) $(82.0)
                                                                                       ======  ======  ======

   The amount presented for unrealized gains (losses) included in net income
(loss) for available-for-sale securities represents impairments and accretion on certain fixed maturity securities.

   The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:


                                             TOTAL REALIZED AND
                                             UNREALIZED (GAINS)
                                 BEGINNING         LOSSES
                                  BALANCE   ---------------------
                                   AS OF    INCLUDED IN                                                 TRANSFER TRANSFER
                                 JANUARY 1, NET (INCOME) INCLUDED                                         INTO    OUT OF
(AMOUNTS IN MILLIONS)               2012        LOSS      IN OCI  PURCHASES SALES ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------            ---------- ------------ -------- --------- ----- --------- ----------- -------- --------
Policyholder account balances:
   GMWB embedded
    derivatives/(1)/............   $433.6     $(158.4)     $--       $--     $--    $32.0       $--       $--      $--
   Fixed index annuity
    embedded derivatives........       --         0.1       --        --      --     21.6        --        --       --
                                   ------     -------      ---       ---     ---    -----       ---       ---      ---
   Total policyholder account
    balances....................    433.6      (158.3)      --        --      --     53.6        --        --       --
                                   ------     -------      ---       ---     ---    -----       ---       ---      ---
Total Level 3 liabilities.......   $433.6     $(158.3)     $--       $--     $--    $53.6       $--       $--      $--
                                   ======     =======      ===       ===     ===    =====       ===       ===      ===

                                              TOTAL (GAINS)
                                                  LOSSES
                                               INCLUDED IN
                                    ENDING     NET (INCOME)
                                   BALANCE         LOSS
                                    AS OF      ATTRIBUTABLE
                                 DECEMBER 31, TO LIABILITIES
(AMOUNTS IN MILLIONS)                2012       STILL HELD
---------------------            ------------ --------------
Policyholder account balances:
   GMWB embedded
    derivatives/(1)/............    $307.2       $(155.0)
   Fixed index annuity
    embedded derivatives........      21.7           0.1
                                    ------       -------
   Total policyholder account
    balances....................     328.9        (154.9)
                                    ------       -------
Total Level 3 liabilities.......    $328.9       $(154.9)
                                    ======       =======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                     TOTAL REALIZED AND
                                     UNREALIZED (GAINS)
                         BEGINNING         LOSSES                                                                    ENDING
                          BALANCE   ---------------------                                                           BALANCE
                           AS OF    INCLUDED IN                                                 TRANSFER TRANSFER    AS OF
                         JANUARY 1, NET (INCOME) INCLUDED                                         INTO    OUT OF  DECEMBER 31,
(AMOUNTS IN MILLIONS)       2011        LOSS      IN OCI  PURCHASES SALES ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3      2011
---------------------    ---------- ------------ -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances/(1)/..........   $107.8      $292.7      $--       $--     $--    $33.1      $  --      $--      $--       $433.6
Derivative liabilities:
    Equity index
     options............      2.6          --       --        --      --       --       (2.6)      --       --           --
                           ------      ------      ---       ---     ---    -----      -----      ---      ---       ------
    Total derivative
     liabilities........      2.6          --       --        --      --       --       (2.6)      --       --           --
                           ------      ------      ---       ---     ---    -----      -----      ---      ---       ------
Total Level 3
 liabilities............   $110.4      $292.7      $--       $--     $--    $33.1      $(2.6)     $--      $--       $433.6
                           ======      ======      ===       ===     ===    =====      =====      ===      ===       ======

                         TOTAL (GAINS)
                             LOSSES
                          INCLUDED IN
                          NET (INCOME)
                              LOSS
                          ATTRIBUTABLE
                         TO LIABILITIES
(AMOUNTS IN MILLIONS)      STILL HELD
---------------------    --------------
Policyholder account
 balances/(1)/..........     $297.2
Derivative liabilities:
    Equity index
     options............         --
                             ------
    Total derivative
     liabilities........         --
                             ------
Total Level 3
 liabilities............     $297.2
                             ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                                                                                         TOTAL (GAINS)
                                        TOTAL REALIZED AND                                                   LOSSES
                                        UNREALIZED (GAINS)    PURCHASES,                                  INCLUDED IN
                            BEGINNING         LOSSES            SALES,                         ENDING     NET (INCOME)
                             BALANCE   ---------------------  ISSUANCES                       BALANCE         LOSS
                              AS OF    INCLUDED IN               AND      TRANSFER TRANSFER    AS OF      ATTRIBUTABLE
                            JANUARY 1, NET (INCOME) INCLUDED SETTLEMENTS,   INTO    OUT OF  DECEMBER 31, TO LIABILITIES
(AMOUNTS IN MILLIONS)          2010        LOSS      IN OCI      NET      LEVEL 3  LEVEL 3      2010       STILL HELD
---------------------       ---------- ------------ -------- ------------ -------- -------- ------------ --------------
Policyholder account
  balances/(1)/............   $156.6      $(80.4)     $--       $31.6       $--      $--       $107.8        $(77.7)
Derivative liabilities:
   Interest rate swaps.....      0.9        (0.9)      --          --        --       --           --          (0.9)
   Equity index
     options...............      2.4         2.7       --        (2.5)       --       --          2.6           2.7
                              ------      ------      ---       -----       ---      ---       ------        ------
   Total derivative
     liabilities...........      3.3         1.8       --        (2.5)       --       --          2.6           1.8
                              ------      ------      ---       -----       ---      ---       ------        ------
Total Level 3 liabilities..   $159.9      $(78.6)     $--       $29.1       $--      $--       $110.4        $(75.9)
                              ======      ======      ===       =====       ===      ===       ======        ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table presents the gains and losses included in net (income) loss from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                                         2012    2011   2010
---------------------                                                                       -------  ------ ------
Total realized and unrealized (gains) losses included in net (income) loss:
   Net investment income................................................................... $    --  $   -- $   --
   Net investment (gains) losses...........................................................  (158.3)  292.7  (78.6)
                                                                                            -------  ------ ------
       Total............................................................................... $(158.3) $292.7 $(78.6)
                                                                                            =======  ====== ======
Total (gains) losses included in net (income) loss attributable to liabilities still held:
   Net investment income................................................................... $    --  $   -- $   --
   Net investment (gains) losses...........................................................  (154.9)  297.2  (75.9)
                                                                                            -------  ------ ------
       Total............................................................................... $(154.9) $297.2 $(75.9)
                                                                                            =======  ====== ======

   Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases, sales and settlements of fixed maturity, equity and trading securities and purchases, issuances and settlements of derivative instruments.

   Issuances and settlements presented for policyholder account balances represent the issuances and settlements of embedded derivatives associated with our GMWB liabilities where: issuances are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance and settlements are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net (income) loss" in the tables presented above.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Certain classes of instruments classified as Level 3 are excluded below as a result of not being material or due to limitations in being able to obtain the underlying inputs used by certain third-party sources, such as broker quotes, used as an input in determining fair value. The following table presents a summary of the significant unobservable inputs used for certain fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2012:

                                        VALUATION                                                RANGE
(AMOUNTS IN MILLIONS)                   TECHNIQUE     FAIR VALUE  UNOBSERVABLE INPUT      (WEIGHTED-AVERAGE)
---------------------                ---------------- ---------- ---------------------- ------------------------
Assets
   Fixed maturity securities:
       U.S. corporate............... Matrix pricing     $788.8      Credit spreads      76bps - 552bps (194bps)
       Corporate--non-U.S........... Matrix pricing      563.2      Credit spreads      82bps - 354bps (189bps)
   Derivative assets:
                                       Discounted                    Interest rate
       Interest rate swaps..........   cash flows          1.6        volatility            25% - 28%(26%)
                                       Discounted                    Equity index
       Equity index option..........   cash flows         18.2        volatility            24% - 27%(25%)
Liabilities
   Policyholder account balances:
                                                                      Withdrawal
                                                                   utilization rate            --% - 98%
                                                                      Lapse rate               --% - 25%
                                                                    Non-performance
                                                                 risk (credit spreads)   50bps - 90bps (80bps)
       GMWB embedded                 Stochastic cash                 Equity index
         derivatives /(1)/..........   flow model        307.2        volatility            18% - 25%(22%)
       Fixed index annuity            Option budget                 Expected future
         embedded derivatives.......     method           21.7     interest credited          1% - 4%(1%)

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

(15) VARIABLE INTEREST AND SECURITIZATION ENTITIES

   VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. We evaluate VIEs to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and who directs the activities of the entity that most significantly impact the economic results of the VIE. Our primary involvement related to VIEs includes asset securitization transactions.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   (a) Asset Securitizations

   We have used former affiliates and third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with term securitization entities, as well as transactions with conduits that are sponsored by third parties.

   The following table summarizes the total securitized assets as of December 31:

(AMOUNTS IN MILLIONS)                                                 2012   2011
---------------------                                                ------ ------
Receivables secured by:
   Other assets..................................................... $ 55.6 $ 60.4
                                                                     ------ ------
       Total securitized assets not required to be consolidated.....   55.6   60.4
                                                                     ------ ------
       Total securitized assets required to be consolidated.........   64.5   87.5
                                                                     ------ ------
       Total securitized assets..................................... $120.1 $147.9
                                                                     ====== ======

   Financial support for certain securitization entities was provided under credit support agreements that remain in place throughout the life of the related entities. During 2010, one of the securitization entities that was covered under a credit support agreement was terminated upon final payments made by the structure. Therefore, as of December 31, 2012 and 2011, Genworth provided limited recourse for a maximum of $38.7 million of credit losses related to the commercial mortgage loan entity that was required to be consolidated with assets of $65.0 million and $90.6 million, respectively, as of December 31, 2012 and 2011. There were no amounts recorded for these limited recourse liabilities as of December 31, 2012 and 2011. In 2012, we paid $1.5 million associated with these arrangements. No amounts were paid in 2011.

   (b) Securitization Entities Not Required To Be Consolidated

   We are involved in certain securitization entities where we are not required to consolidate the securitization entity.

   Asset securitizations. We transferred assets to securitization entities that would be considered VIEs but we were not required to consolidate the securitization entities. These securitization entities were designed to have significant limitations on the types of assets owned and the types and extent of permitted activities and decision making rights. We evaluated our involvement in the entities' design and our decision making ability regarding the assets held by the securitization entity and determined we would generally not be the party with power to direct the activities that significantly impact the economic performance of the entity.

   Following a securitization transaction, we retained the responsibility for servicing the receivables, and as such, were entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There were no servicing assets nor liabilities recorded as the benefits of servicing the assets were adequate to compensate an independent servicer for its servicing responsibilities.

   There has been no new asset securitization activity in 2012 or 2011.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   (c) Securitization Entity Required To Be Consolidated

   As a result of adopting new accounting guidance for VIE consolidation on January 1, 2010, we were required to consolidate one asset securitization entity. Our involvement with this securitization entity is described in more detail below. Prior to being required to consolidate this entity, our interest in this entity was recorded in our consolidated financial statements as available-for-sale fixed maturity securities.

   Asset securitizations. We were required to consolidate one securitization entity as a result of our involvement in the entity's design and having certain decision making ability regarding the assets held by the securitization entity. The securitization entity was designed to have significant limitations on the types of assets owned and the types and extent of permitted activities and decision making rights. The securitization entity that was required to be consolidated is backed by commercial mortgage loans.

   Our economic interest in this commercial mortgage loan securitization entity represents the excess interest received on the loans compared to the interest paid on the entity's debt obligation, which is held by a third-party. We own the majority of the rights to receive the excess interest with another Genworth subsidiary owning the remaining portion. Additionally, Genworth provides limited recourse for credit losses up to a maximum of $38.7 million. We also act as the servicer for the underlying mortgage loans and have the ability to direct certain activities in accordance with the agreements related to the securitization entity.

   The following table shows the assets and liabilities that were recorded for the consolidated securitization entity as of December 31:

          (AMOUNTS IN MILLIONS)                            2012  2011
          ---------------------                            ----- -----
          Assets
             Investments:
                 Restricted commercial mortgage loans..... $64.5 $86.1
                 Restricted other invested assets.........    --   1.4
                                                           ----- -----
                    Total investments.....................  64.5  87.5
             Cash and cash equivalents....................   0.1   2.5
             Accrued investment income....................   0.4   0.6
                                                           ----- -----
                 Total assets............................. $65.0 $90.6
                                                           ===== =====
          Liabilities
             Other liabilities............................ $ 0.3 $ 2.8
             Deferred tax liability.......................   2.7   1.8
             Borrowings related to securitization entity..  64.6  88.0
                                                           ----- -----
                 Total liabilities........................ $67.6 $92.6
                                                           ===== =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following table shows the activity presented in our consolidated statement of income related to the consolidated securitization entity for the years ended December 31:

           (AMOUNTS IN MILLIONS)                  2012  2011   2010
           ---------------------                 -----  ----- -----
           Revenues:
           Net investment income................ $ 7.3  $10.4 $10.1
           Net investment gains (losses)........  (1.1)   0.2  (0.3)
           Other income.........................   1.5     --    --
                                                 -----  ----- -----
              Total revenues....................   7.7   10.6   9.8
                                                 -----  ----- -----
           Expenses:
           Interest expense.....................   4.7    6.2   7.5
           Acquisition and operating expenses...   0.6    0.6   0.9
                                                 -----  ----- -----
              Total expenses....................   5.3    6.8   8.4
                                                 -----  ----- -----
           Income before income taxes...........   2.4    3.8   1.4
           Provision for income taxes...........   0.9    1.3   0.5
                                                 -----  ----- -----
           Net income........................... $ 1.5  $ 2.5 $ 0.9
                                                 =====  ===== =====

   The assets and other instruments held by the securitization entity are restricted and can only be used to fulfill the obligations of the securitization entity.

   (d) Borrowings Related To Consolidated Securitization Entity

   Our consolidated securitization entity has a 6.0175% senior note maturing in 2023 with an aggregate principal amount and carrying value of $64.6 million and $88.0 million as of December 31, 2012 and 2011, respectively. This borrowing is required to be paid down as principal is collected on the restricted investments held by the securitization entity and accordingly the repayment of this borrowing follows the maturity or prepayment, as permitted, of the restricted investments.

(16) RESTRICTIONS ON DIVIDENDS

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Any dividends in excess of limits are deemed "extraordinary" and require approval. Based on statutory results as of December 31, 2012, we are able to distribute $483.3 million in dividends in 2013 without obtaining regulatory approval. Based on statutory results as of December 31, 2012, we estimate our insurance subsidiaries could pay dividends of approximately $78.4 million to us in 2013 without obtaining regulatory approval. However, we do not expect our insurance subsidiaries to pay dividends to us in 2013 at this level as they retain capital for growth and to meet capital requirements.

   Our life insurance subsidiaries paid dividends of $98.6 million and $11.8 million during 2012 and 2011, respectively (none of which were deemed "extraordinary"). Our life insurance subsidiaries paid dividends of $46.8 million ($20.0 million of which were deemed "extraordinary") during 2010. The dividends in 2010 included $10.0 million in cash and $36.8 million of securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   In 2012, we declared and paid a cash dividend of $100.0 million to GLIC. There were no common stock dividends declared in 2011. In 2010, we declared a non-cash deemed dividend of $29.7 million in connection with the previously uncertain tax benefits related to separation from our former parent that we recognized during the year.

(17) SUPPLEMENTAL STATUTORY FINANCIAL DATA

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income (loss) and stockholders' equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. Our U.S. domiciled insurance subsidiaries have no material permitted accounting practices, except for River Lake VI, River Lake VII, River Lake VIII and River Lake IX (the "SPFCs"). The permitted practices of the SPFCs were an essential element of their design and were expressly included in their plans of operation and in the licensing orders issued by their domiciliary state regulators. Accordingly, we believe that the permitted practices will remain in effect for so long as we maintain the SPFCs. The permitted practices were as follows:

  . River Lake IX was granted a permitted accounting practice from the state of Vermont to carry its excess of loss reinsurance agreement with Brookfield Life and Annuity Insurance Company as an admitted asset.

  . River Lake VII and River Lake VIII were each granted a permitted accounting practice from the state of Vermont to carry their reserves on a basis similar to U.S. GAAP.

  . River Lake VI was granted a permitted accounting practice from the state of Delaware to record a portion of the undrawn amount of its existing letter of credit and any additional letters of credit as gross paid-in and contributed surplus, thereby including such amounts in its statutory surplus. The amount of the letters of credit recorded as gross paid-in and contributed surplus is equal to the excess of statutory reserves less the economic reserves.

   The impact of these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus was $589.5 million and $611.7 million as of December 31, 2012 and 2011, respectively. If they had not used a permitted practice, no regulatory event would have been triggered.

   The tables below include our combined statutory net income (loss) and statutory capital and surplus:

                                                                    YEARS ENDED DECEMBER 31,
                                                                   -------------------------
(AMOUNTS IN MILLIONS)                                                2012     2011     2010
---------------------                                              -------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries........................................ $ 357.0  $ (86.4) $  57.8
Captive life insurance subsidiaries...............................  (478.1)  (145.9)  (131.9)
                                                                   -------  -------  -------
   Combined statutory net income (loss)........................... $(121.1) $(232.3) $ (74.1)
                                                                   =======  =======  =======

                                                         AS OF DECEMBER 31,
                                                         -----------------
      (AMOUNTS IN MILLIONS)                                2012      2011
      ---------------------                              --------  --------
      Combined statutory capital and surplus, excluding
        captive life insurance subsidiaries............. $2,289.3  $1,878.6

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   Statutory net income (loss) from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed from GLAIC. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the combined statutory net income (loss) and distributable income of GLAIC and our life insurance subsidiaries are not affected by the statutory net income (loss) of the captives, except to the extent dividends are received from the captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,203.7 million and $1,517.7 million as of December 31, 2012 and 2011, respectively. Capital and surplus of our captive life reinsurance subsidiaries, excluding River Lake VI, River Lake VII, River Lake VIII and River lake IX, include surplus notes (non-recourse funding obligations) as further described in note 10.

   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate and equity market risk; and
(iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, management periodically monitors the RBC level of GLAIC and our subsidiaries. As of December 31, 2012 and 2011, GLAIC and each of our life insurance subsidiaries exceeded the minimum required RBC levels. The consolidated RBC ratio of our U.S. domiciled life insurance subsidiaries was approximately 613% and 529% of the company action level as of December 31, 2012 and 2011, respectively.

   In 2011, the NAIC formed a Joint Working Group to review the statutory reserve requirements of the Valuation of Life Insurance Policies Regulation (more commonly known as "Regulation AXXX"), also known as Actuarial Guideline 38 ("AG 38"), impacting certain universal life insurance policies with secondary guarantees. In March 2012, the NAIC adopted a framework to address these reserving issues, and subsequently retained an actuarial consultant to help resolve the framework's proposal for addressing in-force business and business that would be written in an interim period until the adoption of a principles-based reserve approach. In September 2012, subsequent to public exposure and significant public comment, the NAIC adopted the Joint Working Group's proposals for new and in-force business subject to AG 38 provisions. We are addressing these new business requirements through revised product offerings and increased utilization of reinsurance for our new business. Over time, there can be no assurance that there will continue to be affordable reinsurance available. With respect to the in-force requirements, we have determined that approximately 8.2% of our universal life insurance reserves are subject to the new regulations, which require additional reserve adequacy testing. The financial impact related to the new reserving requirements on our in-force reserves subject to the new guidance was not significant.

   River Lake IV also prepares financial statements in accordance with local regulatory requirements. As of December 31, 2012 and 2011, local statutory capital and surplus was $101.3 million and $118.5 million, respectively. Local statutory net income was $490.5 million for the year ended December 31, 2012. Local statutory net loss was $42.0 million and $74.4 million for the years ended December 31, 2011 and 2010, respectively. The regulatory authorities in these international jurisdictions generally establish supervisory solvency requirements. River Lake IV had surplus levels that exceeded local solvency requirements by $99.7 million and $112.9 million as of December 31, 2012 and 2011, respectively.

(18) SEGMENT INFORMATION

   We operate through two business segments: U.S. Life Insurance and Runoff. Our U.S. Life Insurance segment includes our life insurance and fixed deferred and immediate annuities for the retirement market. Our

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

Runoff segment primarily includes variable annuity, variable life insurance, group variable annuity and institutional products. Corporate and Other activities include other corporate income and expenses not allocated to the segments.

   We use the same accounting policies and procedures to measure segment income
(loss) and assets as we use to measure our consolidated net income (loss) and assets. Segment income represents the basis on which the performance of our business is assessed by management.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2012:

                                                             U.S. LIFE             CORPORATE
(AMOUNTS IN MILLIONS)                                        INSURANCE    RUNOFF   AND OTHER CONSOLIDATED
---------------------                                        ---------  ---------  --------- ------------
Premiums.................................................... $   467.5  $     5.3  $     --   $   472.8
Net investment income.......................................     649.1       35.9       8.9       693.9
Net investment gains (losses)...............................     (37.0)     (33.3)    (16.6)      (86.9)
Policy fees and other income................................     679.5      171.1       2.9       853.5
                                                             ---------  ---------  --------   ---------
   Total revenues...........................................   1,759.1      179.0      (4.8)    1,933.3
                                                             ---------  ---------  --------   ---------
Benefits and other changes in policy reserves...............     995.2       32.8        --     1,028.0
Interest credited...........................................     287.8       17.9        --       305.7
Acquisition and operating expenses, net of deferrals........     211.9       48.6       5.8       266.3
Amortization of deferred acquisition costs and intangibles..     276.8       58.8        --       335.6
Goodwill impairment.........................................     147.0         --        --       147.0
Interest expense............................................      90.1         --      (3.0)       87.1
                                                             ---------  ---------  --------   ---------
   Total benefits and expenses..............................   2,008.8      158.1       2.8     2,169.7
                                                             ---------  ---------  --------   ---------
Income (loss) before income taxes and equity in net loss of
  unconsolidated subsidiary.................................    (249.7)      20.9      (7.6)     (236.4)
Provision (benefit) for income taxes........................     (44.6)      (5.4)     (9.4)      (59.4)
                                                             ---------  ---------  --------   ---------
Income (loss) before equity in net loss of unconsolidated
  subsidiary................................................    (205.1)      26.3       1.8      (177.0)
Equity in net loss of unconsolidated subsidiary.............        --         --      45.5        45.5
                                                             ---------  ---------  --------   ---------
Net income (loss)........................................... $  (205.1) $    26.3  $   47.3   $  (131.5)
                                                             =========  =========  ========   =========
Total assets................................................ $25,824.4  $11,463.0  $1,277.9   $38,565.3
                                                             =========  =========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2011:

                                                             U.S. LIFE             CORPORATE
(AMOUNTS IN MILLIONS)                                        INSURANCE    RUNOFF   AND OTHER CONSOLIDATED
---------------------                                        ---------  ---------  --------- ------------
Premiums.................................................... $   782.2  $    55.6   $   --    $   837.8
Net investment income.......................................     680.1       35.5     10.0        725.6
Net investment gains (losses)...............................     (66.9)    (113.1)    (2.0)      (182.0)
Policy fees and other income................................     572.1      192.8       --        764.9
                                                             ---------  ---------   ------    ---------
   Total revenues...........................................   1,967.5      170.8      8.0      2,146.3
                                                             ---------  ---------   ------    ---------
Benefits and other changes in policy reserves...............   1,119.7       76.9       --      1,196.6
Interest credited...........................................     276.7       23.0       --        299.7
Acquisition and operating expenses, net of deferrals........     205.2       88.4      2.2        295.8
Amortization of deferred acquisition costs and intangibles..     133.6       46.0      4.2        183.8
Interest expense............................................     105.5         --      6.2        111.7
                                                             ---------  ---------   ------    ---------
   Total benefits and expenses..............................   1,840.7      234.3     12.6      2,087.6
                                                             ---------  ---------   ------    ---------
Income (loss) before income taxes and equity in net loss of
  unconsolidated subsidiary.................................     126.8      (63.5)    (4.6)        58.7
Provision (benefit) for income taxes........................      44.6      (38.4)    (1.6)         4.6
                                                             ---------  ---------   ------    ---------
Income (loss) before equity in net loss of unconsolidated
  subsidiary................................................      82.2      (25.1)    (3.0)        54.1
Equity in net loss of unconsolidated subsidiary.............        --         --     (7.5)        (7.5)
                                                             ---------  ---------   ------    ---------
Net income (loss)........................................... $    82.2  $   (25.1)  $(10.5)   $    46.6
                                                             =========  =========   ======    =========
Total assets................................................ $26,434.6  $12,092.9   $908.9    $39,436.4
                                                             =========  =========   ======    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2010:

                                                               U.S. LIFE         CORPORATE
(AMOUNTS IN MILLIONS)                                          INSURANCE RUNOFF  AND OTHER CONSOLIDATED
---------------------                                          --------- ------  --------- ------------
Premiums...................................................... $  839.3  $ 72.4   $   --     $  911.7
Net investment income.........................................    642.4    59.3     15.9        717.6
Net investment gains (losses).................................    (88.7)  (11.8)   (11.2)      (111.7)
Policy fees and other income..................................    399.0   171.9       --        570.9
                                                               --------  ------   ------     --------
   Total revenues.............................................  1,792.0   291.8      4.7      2,088.5
                                                               --------  ------   ------     --------
Benefits and other changes in policy reserves.................  1,082.8    80.6       --      1,163.4
Interest credited.............................................    267.9    35.5       --        303.4
Acquisition and operating expenses, net of deferrals..........    218.5    94.4      4.9        317.8
Amortization of deferred acquisition costs and intangibles....    138.8    48.1      1.8        188.7
Interest expense..............................................    101.4      --      7.5        108.9
                                                               --------  ------   ------     --------
   Total benefits and expenses................................  1,809.4   258.6     14.2      2,082.2
                                                               --------  ------   ------     --------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (17.4)   33.2     (9.5)         6.3
Benefit for income taxes......................................    (12.3)   (2.9)   (31.9)       (47.1)
                                                               --------  ------   ------     --------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................     (5.1)   36.1     22.4         53.4
Equity in net income of unconsolidated subsidiary.............       --      --     21.7         21.7
                                                               --------  ------   ------     --------
Net income (loss)............................................. $   (5.1) $ 36.1   $ 44.1     $   75.1
                                                               ========  ======   ======     ========

(19) COMMITMENTS AND CONTINGENCIES

   (a) Litigation

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, increases to in-force long-term care insurance premiums, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters or the likelihood of potential future legal and regulatory matters against us. In light of the inherent uncertainties involved in these matters, no amounts have been accrued. We also are not able to provide an estimate or range of possible losses related to these matters.

   (b) Commitments

   As of December 31, 2012, we were committed to fund $21.3 million in limited partnership investments.

   On February 14, 2011, Genworth issued a $100.0 million letter of credit under its credit facilities for the benefit of Brookfield to support the reinsurance of statutory reserves assumed from us. This letter of credit replaced another letter of credit for the same amount which matured in February 2011 and was provided by a third-party bank.

   On April 28, 2010, GLAIC entered into a reinsurance treaty with River Lake VIII, a subsidiary of GLAIC, effective April 1, 2010 (the "Reinsurance Treaty II"). In conjunction with the Reinsurance Treaty II, on April 28, 2010, River Lake VIII delivered to GLAIC a $525.0 million conditional letter of credit issued by a third-party bank.

   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which was funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $264.8 million as of December 31, 2012.

(20) INVESTMENT IN UNCONSOLIDATED SUBSIDIARY

   Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2012 and 2011, the carrying value of our investment in GLICNY was $560.4 million and $478.2 million, respectively, and was included in other invested assets.

   On January 1, 2012, GLICNY adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. GLICNY adopted this new guidance retrospectively, which reduced its retained earnings and stockholders' equity by $80.2 million as of January 1, 2010, and increased the net loss by $5.1 million for the year ended December 31, 2011 and increased net income by $6.0 million for the year ended December 31, 2010. As a result, our investment in GLICNY was impacted to the extent of our ownership interest of 34.5%.

   On January 1, 2012, GLICNY also changed its treatment of the liability for future policy benefits for their level premium term life insurance products when the liability for a policy falls below zero. GLICNY implemented this change in accounting retrospectively, which reduced its retained earnings and stockholders' equity by $11.4 million as of January 1, 2010 and increased the net loss by $1.5 million for the year ended December 31, 2011 and reduced net income by $1.1 million for the year ended December 31, 2010. As a result, our investment in GLICNY was impacted to the extent of our ownership interest of 34.5%.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


   The tables below provide summarized financial information for GLICNY:

                                                  YEARS ENDED DECEMBER 31,
                                                  ------------------------
         (AMOUNTS IN MILLIONS)                     2012    2011     2010
         ---------------------                    ------  ------   ------
         Net investment income................... $338.5  $329.4   $316.6
         Total revenues.......................... $666.3  $491.2   $524.3
         Net income (loss)....................... $131.9  $(21.6)  $ 62.8

                                                   AS OF DECEMBER 31,
                                                   -------------------
          (AMOUNTS IN MILLIONS)                      2012      2011
          ---------------------                    --------- ---------
          Total assets............................ $11,285.5 $10,895.5
          Total liabilities....................... $ 9,661.1 $ 9,509.3
          Total stockholders' equity.............. $ 1,624.4 $ 1,386.2

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (A) FINANCIAL STATEMENTS

   All required financial statements are included in Part B of this Registration Statement.

   (B) EXHIBITS

(1)(a)      Resolution of Board of Directors of The Life Insurance Company of
            Virginia authorizing the establishment of the Variable Account.
            Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 033-76334.

(1)(a)(i)   Resolution of Board of Directors of GE Life and Annuity Assurance
            Company authorizing the change in name of Life of Virginia Separate
            Account 4 to GE Life and Annuity Separate Account 4. Previously filed on July 17, 1998 with Post-Effective Amendment No. 11 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1)(a)(ii)  Resolution of the Board of Directors of Genworth Life and Annuity
            Insurance Company authorizing the change in name GE Life & Annuity
            Separate Account 4 to Genworth Life & Annuity VA Separate Account 1.
            Previously filed on January 3, 2006 with Post-Effective Amendment
            No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(1)(b)      Resolution of Board of Directors of GE Life and Annuity Assurance
            Company authorizing the establishment of an additional investment subaccount of the Variable Account, investing in shares of GE Total
            Return Fund of GE Investments Funds, Inc. Previously filed on October
            31, 2001 with initial filing to Form S-6 for GE Life & Annuity
            Separate Account II, Registration No. 333-72572.

(1)(b)(i)   Resolution of the Board of Directors of GE Life and Annuity Assurance
            Company authorizing the change in name of GE Life and Annuity
            Assurance Company to Genworth Life and Annuity Insurance Company.
            Previously filed on January 3, 2006 with Post-Effective Amendment
            No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(2)         Not applicable.

(3)(a)      Underwriting Agreement dated December 1, 2001 between GE Life and
            Annuity Assurance Company and Capital Brokerage Corporation.
            Previously filed on December 13, 2001 with Pre-Effective No. 1 to
            Form S-1 for GE Life and Annuity Assurance Company, Registration
            No. 333-69620.

(3)(b)      Dealer Sales Agreement. Previously filed on December 13, 2001 with
            Pre-Effective No. 1 to Form S-1 for GE Life and Annuity Assurance
            Company, Registration No. 333-69620.

(4)(a)(i)   Contract Form P1161 3/01. Previously filed on January 15, 2002 with
            Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity
            Separate Account 4, Registration No. 333-67904.

(4)(b)(i)   Waiver of Scheduled Purchase Payments Upon Disability Rider P5163
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(a)(ii)  Waiver of Scheduled Purchase Payments Upon Unemployment Rider P5164
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(b)(iii) Waiver of Scheduled Purchase Payments Joint Annuity Life Rider P5165
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.


(4)(b)(iv) Guaranteed Minimum Income Payment Endorsement P5168 3/01. Previously
           filed on January 15, 2002 with Pre-Effective Amendment No. 1 to Form
           N-4 for GE Life & Annuity Separate Account 4, Registration No.
           333-67904.

(4)(b)(v)  Joint Annuitant Endorsement P5219 1/03. Previously filed on February
           18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
           & Annuity Separate Account 4, Registration No. 333-67904.

(4)(b)(vi) Funding Annuity Endorsement P5230 1/03. Previously filed on February
           18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
           & Annuity Separate Account 4, Registration No. 333-67904.

(5)        Variable Annuity Application Form 18087 8/2001. Previously filed on
           January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(a)     Form of Additional Payment Allocation Request. Previously filed on
           January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(b)     Variable Annuity Application -- Additional Riders Form 18087RDR
           8/2001. Previously filed on January 16, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.

(6)(a)     Amended and Restated Articles of Incorporation of Genworth Life and
           Annuity Insurance Company. Previously filed on January 3, 2006 with
           Post-Effective Amendment No. 11 to Form N-4 for Genworth Life &
           Annuity VA Separate Account 1, Registration No. 333-67904.

(6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 11 to Form
           N-4 for Genworth Life & Annuity VA Separate Account 1, Registration
           No. 333-67904.

(7)        Reinsurance Agreement. Previously filed on April 17, 2003 with
           Post-Effective Amendment No. 3 to Form N-4 for GE Life & Annuity
           Separate Account 4, Registration No. 333-67904.

(8)        Participation Agreement between GE Investments Funds, Inc. and
           Genworth Life and Annuity Insurance Company. Previously filed on
           April 13, 2007 with Post-Effective Amendment No. 13 to Form N-4 for
           Genworth Life & Annuity VA Separate Account 1, Registration No.
           333-67904.

(8)(a)     Amendment to Fund Participation Agreement between GE Investments
           Funds, Inc. and Genworth Life and Annuity Insurance Company.
           Previously filed on April 27, 2011 with Post-Effective Amendment No.
           17 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
           Registration No. 333-67904.

(9) Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(10) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(11)       Not applicable.

(12)       Not applicable.

(13) Schedule Showing Computation for Performance Data. Previously filed on April 22, 2002 with Post-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67902.

(14)(a)    Power of Attorney. Previously filed on April 27, 2011 with
           Post-Effective Amendment No. 17 to Form N-4 for Genworth Life &
           Annuity VA Separate Account 1, Registration No. 333-67904.

(14)(b)    Power of Attorney. Previously filed on April 26, 2012 with
           Post-Effective Amendment No. 18 to Form N-4 for Genworth Life &
           Annuity VA Separate Account 1, Registration No. 333-67904.

(14)(c)    Power of Attorney. Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME                      POSITIONS AND OFFICES WITH DEPOSITOR
----                      ------------------------------------
Elena K. Edwards          Director, Chairperson of the Board, President and Chief
                          Executive Officer

Paul A. Haley             Director, Senior Vice President and Chief Actuary

Daniel J. Sheehan, IV(2)  Director, Senior Vice President and Chief Investment Officer

Gregory S. Karawan        Director

John G. Apostle, II(1)    Vice President and Chief Compliance Officer

Thomas E. Duffy           Senior Vice President, General Counsel and Secretary

Amy R. Corbin             Director, Senior Vice President and Chief Financial Officer

Patrick B. Kelleher       Senior Vice President

James H. Reinhart         Senior Vice President

Jac J. Amerell            Vice President and Controller

Gary T. Prizzia(1)        Treasurer


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

   (1) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 3001 Summer Street, Stamford, Connecticut 06905.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


                                  [FLOW CHART]




ITEM 27.  NUMBER OF CONTRACTOWNERS


   As of February 27, 2013 there were 4,681 owners of Qualified Contracts and 3,284 owners of Non-Qualified Contracts.


ITEM 28.  INDEMNIFICATION

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, Genworth Life and Annuity Insurance Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

ITEM 29.  PRINCIPAL UNDERWRITER

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management


        NAME                 ADDRESS          POSITIONS AND OFFICES WITH UNDERWRITER
        ----                 -------          --------------------------------------
Scott R. Reeks........ 6610 W. Broad St.    President and Chief Executive Officer
                       Richmond, VA 23230
John G. Apostle, II... 6620 W. Broad St.    Director
                       Richmond, VA 23230
Thomas E. Duffy....... 6610 W. Broad St.    Director and Vice President
                       Richmond, VA 23230
Elizabeth M. O'Brien.. 6610 W. Broad St.    Director
                       Richmond, VA 23230
Martin P. Klein....... 6610 W. Broad St.    Senior Vice President
                       Richmond, VA 23230
Scott E. Wolfe........ 6620 West Broad St.  Senior Vice President and Chief Compliance
                       Richmond, VA 23230   Officer
Vidal J. Torres, Jr... 6620 W. Broad St.    Vice President and Secretary
                       Richmond, VA 23230
Daniel P. Healey...... 6610 W. Broad St.    Vice President
                       Richmond, VA 23230

        NAME                 ADDRESS         POSITIONS AND OFFICES WITH UNDERWRITER
        ----                  -------        --------------------------------------
Gary T. Prizzia....... 6620 W. Broad Street    Treasurer
                       Richmond, VA 23230
Linda C. Bagnell...... 6610 West Broad St.     Financial & Operations Principal
                       Richmond, VA 23230

   (c)


                                     (2)
            (1)                NET UNDERWRITING      (3)           (4)
          NAME OF               DISCOUNTS AND   COMPENSATION    BROKERAGE      (5)
    PRINCIPAL UNDERWRITER        COMMISSIONS    ON REDEMPTION  COMMISSIONS COMPENSATION
    ---------------------      ---------------- -------------  ----------- ------------
Capital Brokerage Corporation.  Not Applicable  Not Applicable    12.0%    $51.2 million


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

ITEM 31.  MANAGEMENT SERVICES

   Not Applicable.

ITEM 32.  UNDERTAKINGS

   (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO RULE 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and the Genworth Life & Annuity VA Separate Account 1 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(b) OF THE INTERNAL REVENUE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 25th day of April, 2013.


                                   GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT
                                     1 (REGISTRANT)

                                   By:            /s/  Paul A. Haley
                                        -------------------------------------
                                                     PAUL A. HALEY
                                                 SENIOR VICE PRESIDENT

                                   BY: GENWORTH LIFE AND ANNUITY INSURANCE
                                         COMPANY
                                       (Depositor)

                                   By:            /s/  Paul A. Haley
                                        -------------------------------------
                                                     PAUL A. HALEY
                                                 SENIOR VICE PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           NAME                              TITLE                       DATE
            ----                             -----                       ----

  /s/  ELENA K. EDWARDS*     Director, Chairperson of the Board,    April 25, 2013
----------------------------   President and Chief Executive
     ELENA K. EDWARDS          Officer

    /s/  PAUL A. HALEY       Director, Senior Vice President and    April 25, 2013
----------------------------   Chief Actuary
       PAUL A. HALEY

/s/  DANIEL J. SHEEHAN, IV*  Director, Senior Vice President and    April 25, 2013
----------------------------   Chief Investment Officer
   DANIEL J. SHEEHAN, IV

 /s/  *GREGORY S. KARAWAN    Director                               April 25, 2013
----------------------------
    GREGORY S. KARAWAN

    /s/  *AMY R. CORBIN      Director, Senior Vice President and    April 25, 2013
----------------------------   Chief Financial Officer
       AMY R. CORBIN

   /s/  *JAC J. AMERELL      Vice President and Controller          April 25, 2013
----------------------------
      JAC J. AMERELL



*By:  /s/  PAUL A. HALEY  , pursuant to Power of                 April 25, 2013
      -------------------   Attorney executed on April 1, 2011,
        PAUL A. HALEY       October 11, 2011, May 25, 2012, and
                            April 1, 2013.